Registration Nos. 002-65539/811-2958

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933/X/

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PostEffective Amendment No. 112/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/X/

Amendment No. 95/X/

T. Rowe Price International Funds, Inc.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202

Address of Principal Executive Offices

4103452000

Registrant`s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202

Name and Address of Agent for Service

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Approximate Date of Proposed Public Offering March 1, 2010
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It is proposed that this filing will become effective (check appropriate box):

/ /Immediately upon filing pursuant to paragraph (b)

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/X/On March 1, 2010 pursuant to paragraph (b)

/ /60 days after filing pursuant to paragraph (a)(1)

/ /On (date) pursuant to paragraph (a)(1)

/ /75 days after filing pursuant to paragraph (a)(2)

/ /On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ /This posteffective amendment designates a new effective date for a previously filed posteffective amendment.

Prospectus

March 1, 2010

T. Rowe Price

Africa & Middle East Fund (TRAMX)
Emerging Europe & Mediterranean Fund (TREMX)
Emerging Markets Stock Fund (PRMSX)
European Stock Fund (PRESX)
International Discovery Fund (PRIDX)
International Growth & Income Fund (TRIGX)
International Stock Fund (PRITX)
Japan Fund (PRJPX)
Latin America Fund (PRLAX)
New Asia Fund (PRASX)
Overseas Stock Fund (TROSX)

A choice of global, international, and regional stock funds for investors seeking long-term capital growth by diversifying beyond U.S. borders.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	Summary		3	More About the Funds
	Africa & Middle East Fund	1		Organization and Management	78
	Emerging Europe & Mediterranean Fund	7		More Information About the Funds and Their Investment Risks	83
	Emerging Markets Stock Fund	13		Investment Policies and Practices	86
	European Stock Fund	19		Disclosure of Fund Portfolio Information	93
	International Discovery Fund	25		Financial Highlights	94
	International Growth & Income Fund	31	4	Investing With T. Rowe Price
	International Stock Fund	36		Account Requirements and Transaction Information	106
	Japan Fund	41		Opening a New Account	107
	Latin America Fund	46		Purchasing Additional Shares	109
	New Asia Fund	52		Exchanging and Redeeming Shares	110
	Overseas Stock Fund	58		Rights Reserved by the Funds	112
2	Information About Accounts in T. Rowe Price Funds			Information About Your Services	113
	Pricing Shares and Receiving Sale Proceeds	63		T. Rowe Price Brokerage	115
	Useful Information on Distributions and Taxes	68		Investment Information	116
	Transaction Procedures and Special Requirements	73		T. Rowe Price Privacy Policy	117
	Account Maintenance and Small Account Fees	76
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

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T. Rowe Price Africa & Middle East Fund

Investment Objective

The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.06%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.56%
Total annual fund operating expenses	1.62%
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aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$165	$511	$881	$1,922

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 93.2% of the average value of its portfolio.

Investments, Risks, and Performance

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Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in African and Middle Eastern companies. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks, and participation notes ("P-notes") linked to common stocks, of companies located (or with primary operations) in the countries listed below, as well as others as their markets develop:

Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Kuwait, Lebanon, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, and United Arab Emirates.

Others: Algeria, Botswana, Ghana, Mauritius, Namibia, Tunisia, and Zimbabwe.

The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. The fund`s portfolio is expected to be composed of investments in about 25 to 50 different companies, although the number could vary depending on market conditions. The fund may make substantial investments (at times more than 25% of total assets) in telephone or banking companies in various African and Middle Eastern countries.

While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks and P-notes linked to common stocks, it may invest in other securities, and may use futures and options, in keeping with the fund`s objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Credit and liquidity risks  To the extent the fund invests in P-notes, it is subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (9/4/07)
Africa & Middle East Fund
Returns before taxes	22.08%	-12.41%
Returns after taxes on distributions	21.23	-13.09
Returns after taxes on distributions and sale of fund shares	14.44	-10.61
MSCI Arabian Markets and Africa Indexa	37.26	-6.70
S&P/IFCG Middle East & Africa Index (excluding Saudi Arabia and Israel)	29.02	-7.32
Lipper Emerging Markets Funds Average	75.74	-9.05

aThe new benchmark includes the previously inaccessible Saudi Arabian Market and is more representative of the fund`s strategy.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Joseph G. Rohm is Chairman of the fund`s Investment Advisory Committee. Mr. Rohm has been chairman of the committee since 2009 and he joined T. Rowe Price International in 2005.

Purchase and Sale of Fund Shares

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The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

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T. Rowe Price Emerging Europe & Mediterranean Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.06%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.58%
Total annual fund operating expenses	1.64%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bEffective May 1, 2009, T. Rowe Price International, Inc. agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the fund`s ratio of expenses to average net assets to exceed 2.00%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 2.00%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 2.00%.
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Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$167	$517	$892	$1,944

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 39.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in the emerging market countries listed below (others may be added):

Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Hungary, Israel, Poland, Russia, and Turkey.

Others: Bulgaria, Georgia, Jordan, Kazakhstan, Kuwait, Latvia, Lebanon, Lithuania, Morocco, Oman, Romania, Slovakia, Slovenia, Tunisia, Ukraine, and United Arab Emirates.

The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (8/31/00)
Emerging Europe & Mediterranean Fund
Returns before taxes	125.13%	8.30%	9.81%
Returns after taxes on distributions	125.37	7.51	9.39
Returns after taxes on distributions and sale of fund shares	81.57	7.41	8.86
MSCI Emerging Markets Europe and Middle East Index	78.47	9.79	9.09
Lipper Emerging Markets Funds Average	75.74	13.17	11.36

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  S. Leigh Innes is Chairman of the fund`s Investment Advisory Committee. Ms. Innes has been chairman of the committee since 2008, but has been involved in managing the fund since 2007. She joined T. Rowe Price International in 2002.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price Emerging Markets Stock Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.06%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.26%
Total annual fund operating expenses	1.32%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$134	$418	$723	$1,590

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 37.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in emerging market companies. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. The fund considers the following countries to be emerging markets (others may be added):

Asia: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

Europe: Croatia, Czech Republic, Estonia, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

Africa and the Middle East: Bahrain, Botswana, Egypt, Israel, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Emerging Markets Stock Fund
Returns before taxes	85.07%	13.84%	9.34%
Returns after taxes on distributions	85.13	13.19	9.15
Returns after taxes on distributions and sale of fund shares	55.68	12.17	8.47
MSCI Emerging Markets Index	79.02	15.88	10.11
Lipper Emerging Markets Funds Average	75.74	13.17	9.40

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Gonzalo Pangaro is Chairman of the fund`s Investment Advisory Committee. Mr. Pangaro has been chairman of the committee since 2008 and he joined T. Rowe Price International in 1998.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price European Stock Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.27%
Total annual fund operating expenses	1.08%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$110	$343	$595	$1,317

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 88.3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in European companies. Under normal conditions, at least five countries will be represented in the fund`s portfolio. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in the countries listed below, as well as others as their markets develop:

Primary Emphasis: Austria, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

Others: Belgium, Czech Republic, Estonia, Hungary, Kazakhstan, Poland, Romania, Russia, and Turkey.

While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
European Stock Fund
Returns before taxes	34.40%	4.71%	1.89%
Returns after taxes on distributions	33.95	2.75	0.61
Returns after taxes on distributions and sale of fund shares	23.46	3.81	1.34
MSCI Europe Index	36.81	4.50	2.44
Lipper European Region Funds Average	36.56	3.99	3.05

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Dean Tenerelli is Chairman of the fund`s Investment Advisory Committee. Mr. Tenerelli has been chairman of the committee since 2008, but has been involved in managing the fund since 2005. He joined T. Rowe Price International in 2000.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price International Discovery Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.06%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.23%
Total annual fund operating expenses	1.29%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$131	$409	$708	$1,556

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 64.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund will emphasize investing in small- to medium-sized companies. Depending on market conditions, the fund`s portfolio should be composed of investments in at least 10 countries and 100 different companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

Small- and mid-cap stock risk  Because the fund invests primarily in small- and medium-sized foreign companies, it is likely to be more volatile than a fund that invests only in large foreign companies. Small- and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. Smaller companies may have limited trading markets and tend to be more sensitive to changes in overall economic conditions.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
International Discovery Fund
Returns before taxes	55.69%	8.21%	4.92%
Returns after taxes on distributions	55.24	7.21	3.77
Returns after taxes on distributions and sale of fund shares	36.54	7.04	3.78
S&P SmallCap Global ex-U.S. Indexa	56.84	7.12	6.98
S&P Developed ex-U.S. SmallCap Index	45.07	5.18	5.97
MSCI EAFE Small-Cap Index	43.20	1.39	4.30
Lipper International Small/Mid-Cap Growth Funds Average	51.61	5.33	2.29

aThe new benchmark includes both emerging and developed markets and is more representative of the fund`s strategy.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Investment Subadviser  T. Rowe Price Global Investment Services Limited (Global Investment Services).

Portfolio Manager  Justin Thomson is Chairman of the fund`s Investment Advisory Committee. Mr. Thomson has been chairman of the committee since 2008, but has been involved in managing the fund since 1998. He joined T. Rowe Price International in 1998.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price International Growth & Income Fund

Investment Objective

The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.28%
Total annual fund operating expenses	0.94%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$96	$300	$520	$1,155

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 16.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation. Investments in emerging markets will be modest and limited to more mature developing countries.

The fund takes a value-oriented approach to investing by searching for attractively valued companies with the potential for improving earnings over time. Country and sector allocations are driven primarily by security selection and secondarily by an assessment of top-down, fundamental prospects. The fund relies on a global research team to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation or dividend growth.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

low valuation on various earnings, book value, sales, and cash flow metrics, in absolute terms and/or relative to the company`s peers or its own historical norm;

low valuation relative to a company`s growth potential;

companies that may benefit from restructuring activity or other turnaround opportunities;

a sound balance sheet and other positive financial characteristics; and

above-average dividend yield and/or the potential to grow dividends.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
International Growth & Income Fund
Returns before taxes	34.39%	3.90%	3.77%
Returns after taxes on distributions	33.92	3.10	3.03
Returns after taxes on distributions and sale of fund shares	23.00	3.23	2.99
MSCI EAFE Index	32.46	4.02	1.58
Lipper International Multi-Cap Value Funds Average	31.16	2.68	1.96

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Raymond A. Mills, Ph.D. is Chairman of the fund`s Investment Advisory Committee. Mr. Mills has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1997 and he joined T. Rowe Price International in 2000. Effective July 1, 2010, Jonathan H.W. Matthews will replace Mr. Mills as chairman. Mr. Matthews joined T. Rowe Price International in 2008.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price International Stock Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.25%
Total annual fund operating expenses	0.91%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$93	$290	$504	$1,120

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 65.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund may purchase the stocks of companies of any size, but its focus will typically be on large-sized companies and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
International Stock Fund
Returns before taxes	52.20%	4.47%	-0.16%
Returns after taxes on distributions	51.89	3.60	-0.90
Returns after taxes on distributions and sale of fund shares	34.69	3.76	-0.31
MSCI All Country World ex-USA Index	42.14	6.30	3.12
Lipper International Large-Cap Growth Funds Average	33.44	4.21	0.43

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Investment Subadviser  T. Rowe Price Global Investment Services Limited (Global Investment Services).

Portfolio Manager  Robert W. Smith is Chairman of the fund`s Investment Advisory Committee. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates, Inc. in 1992 and he joined T. Rowe Price International in 2007.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price Japan Fund

Investment Objective

The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.34%
Total annual fund operating expenses	1.15%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$365	$633	$1,398

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 121.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in companies located (or with primary operations) in Japan. The fund may purchase the stocks of companies of any size and expects to make its investments across a wide range of Japanese industries and companies. While the fund invests with an awareness of the outlook for industry sectors within the country, bottom-up stock selection is the focus of our decision-making.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments may be subject to regulatory and accounting standards that differ from those of the U.S.

Geographic risk  Because the fund concentrates its investments in a particular country, the fund`s performance is closely tied to the social, political, and economic conditions of that country. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Japan Fund
Returns before taxes	0.84%	-2.90%	-6.44%
Returns after taxes on distributions	0.87	-2.93	-6.77
Returns after taxes on distributions and sale of fund shares	0.72	-2.37	-5.28
TOPIX First Section	4.79	-1.32	-4.16
MSCI Japan Index	6.39	-0.70	-3.54
Lipper Japan Funds Average	7.08	-4.49	-5.41

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Investment Subadviser  T. Rowe Price Global Investment Services Limited (Global Investment Services).

Portfolio Manager  M. Campbell Gunn is Chairman of the fund`s Investment Advisory Committee. Mr. Gunn has been chairman of the committee since 2008, but has been involved in managing the fund since 2003. He joined T. Rowe Price International in 2002 and Global Investment Services in 2003.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price Latin America Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.06%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.23%
Total annual fund operating expenses	1.29%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$131	$409	$708	$1,556

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 21.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in Latin American companies. Under normal conditions, at least four countries will be represented in the fund`s portfolio. The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in the countries listed below, as well as others as their markets develop:

Primary Emphasis: Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela.

Others: Belize, Ecuador, and Guatemala.

The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. The fund may make substantial investments (at times more than 25% of total assets) in telephone or banking companies in various Latin American countries.

While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Latin America Fund
Returns before taxes	114.36%	27.91%	18.43%
Returns after taxes on distributions	114.34	27.56	18.17
Returns after taxes on distributions and sale of fund shares	74.93	25.05	16.81
MSCI Emerging Markets Latin America Index	104.19	26.47	17.59
Lipper Latin American Funds Average	113.09	23.65	15.35

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Jose Costa Buck is Chairman of the fund`s Investment Advisory Committee. Mr. Costa Buck has been chairman of the committee since 2008, but has been involved in managing the fund since 2000. He joined T. Rowe Price International in 2000.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price New Asia Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.20%
Total annual fund operating expenses	1.01%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$103	$322	$558	$1,236

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 59.6% of the average value of its portfolio.

Investments, Risks, and Performance

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Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in Asian companies (excluding Japanese companies). The fund may purchase the stocks of companies of any size. The fund expects to make substantially all of its investments in common stocks of companies located (or with primary operations) in the countries listed below, as well as others as their markets develop:
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Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.
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Others: Pakistan and Vietnam.
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The fund is "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.
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While the fund invests with an awareness of the outlook for industry sectors and individual countries within the region, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S.

Emerging markets risk  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

Geographic concentration risk  Because the fund concentrates its investments in a particular geographic region, the fund`s performance is closely tied to the social, political, and economic conditions within that region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

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Nondiversification risk  As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single large holding would adversely affect fund performance more than if the fund were invested in a larger number of companies. The fund`s share price can be expected to fluctuate more than that of a comparable diversified fund.
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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually
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fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
New Asia Fund
Returns before taxes	102.76%	17.76%	8.82%
Returns after taxes on distributions	102.56	16.51	8.41
Returns after taxes on distributions and sale of fund shares	67.12	15.39	7.88
MSCI All Country Asia ex Japan Index	72.53	13.79	6.55
Lipper Pacific ex Japan Funds Average	71.34	13.05	7.53
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Ahn Lu is Chairman of the fund`s Investment Advisory Committee. Ms. Lu has been chairman of the committee since 2009 and she joined T. Rowe Price International in 2001.

Purchase and Sale of Fund Shares

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The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):
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Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.
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Summary

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T. Rowe Price Overseas Stock Fund
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Investment Objective

The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.31%
Total annual fund operating expenses	0.97%
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aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 20.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and, to a lesser extent, emerging countries throughout the world. The fund will invest primarily (at least 65% of total assets) in the stocks of large companies that have attractive prospects for capital appreciation. Normally, at least 80% of the fund`s net assets will be invested in non-U.S. stocks.

The fund takes a core approach to investing, which provides some exposure to both growth and value styles of investing. The fund relies on a global research team to search for particularly promising stocks throughout developed and, to a lesser extent, emerging markets. Securities will be selected that in our view have the most favorable combination of company fundamentals, earnings potential, and valuation.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

attractive business niche with potential for earnings growth;

attractive valuation relative to the company`s peers or its own historical norm;

technological leadership or proprietary advantages;

seasoned management;

healthy balance sheet; and

potential to grow dividends or conduct share repurchases.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. Because the fund holds stocks with both growth and value characteristics, it could underperform other stock funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (12/29/06)
Overseas Stock Fund
Returns before taxes	36.70%	-6.32%
Returns after taxes on distributions	36.47	-6.46
Returns after taxes on distributions and sale of fund shares	24.72	-5.17
MSCI EAFE Index	32.46	-5.56
Lipper International Large-Cap Core Funds Average	29.54	-6.02
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Raymond A Mills, Ph.D. is Chairman of the fund`s Investment Advisory Committee. Mr. Mills has been chairman of the committee since the fund`s inception in 2006. He joined T. Rowe Price Associates in 1997 and he joined T. Rowe Price International in 2000.

Purchase and Sale of Fund Shares

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The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):
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Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.
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Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money funds.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

How Your Purchase, Sale, or Exchange Price Is Determined

If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m. ET, it will be priced at the next business day`s NAV.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

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Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.

How You Can Receive the Proceeds From a Sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

Exception  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

Contingent Redemption Fee

Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Africa & Middle East	2%	90 days or less
Diversified Small-Cap Growth	1%	90 days or less
Emerging Europe & Mediterranean	2%	90 days or less
Emerging Markets Bond	2%	90 days or less
Emerging Markets Stock	2%	90 days or less
Equity Index 500	0.5%	90 days or less
European Stock	2%	90 days or less
Extended Equity Market Index	0.5%	90 days or less
Global Infrastructure	2%	90 days or less
Global Large-Cap Stock	2%	90 days or less
Global Real Estate	2%	90 days or less
Global Stock	2%	90 days or less
High Yield	1%	90 days or less
International Bond	2%	90 days or less
International Discovery	2%	90 days or less
International Equity Index	2%	90 days or less
International Growth & Income	2%	90 days or less
International Stock	2%	90 days or less
Japan	2%	90 days or less
Latin America	2%	90 days or less
New Asia	2%	90 days or less
Overseas Stock	2%	90 days or less
Real Estate	1%	90 days or less
Small-Cap Value	1%	90 days or less
Spectrum International	2%	90 days or less
Tax-Efficient Equity	1%	less than 365 days
Total Equity Market Index	0.5%	90 days or less
U.S. Bond Index	0.5%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts

If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Balanced	Must be a shareholder on the dividend record date.
Dividend Growth
Equity Income
Equity Index 500
Global Real Estate
Growth & Income
Personal Strategy Balanced
Personal Strategy Income
Real Estate
Retirement and Spectrum Funds:
Retirement Income and Spectrum Income	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Capital gain payments are not expected from money funds, which are managed to maintain a constant share price.

A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent information for your tax filing needs on a timely basis.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

Additional information about the taxation of dividends for certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.A fund may invest in Build America Bonds authorized by the American Recovery and Reinvestment Act of 2009, as well as other qualified tax credit bonds. Investments in these bonds will result in taxable interest income, although the federal income tax on such interest income may be fully or partially offset by the specified tax credits that are available to the bondholders. A fund may elect to pass through to the shareholders taxable interest income and any corresponding tax credits. Any available tax credits—which are also included in federal taxable income—can generally be used to offset federal regular income tax and alternative minimum tax, but those tax credits are generally not refundable.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If a fund invests in certain "private activity" bonds not exempt from alternative minimum tax (AMT), shareholders who are subject to the AMT must include income generated by those bonds in their AMT calculation. Private activity bonds that are issued in 2009 and 2010, and refunding bonds issued in 2009 and 2010 to refund private activity bonds that were issued from the beginning of 2004 to the end of 2008, are exempt from AMT. The portion of a fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January on Form 1099-INT.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund, Real Estate Fund, or the bond and money funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

In January, if applicable, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as specific identification.

To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all of your transactions in each fund account during the year.

Taxes on Fund Distributions

In January, if applicable, you will be sent a Form 1099-DIV, Form 1099-INT, or other IRS forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the IRS. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond or money fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are generally expected to be tax-exempt.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gain.To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement and Spectrum Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone and Online Account Transactions  You may access your account and conduct transactions using the telephone or a computer. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current NAV after giving you 60 days to increase your balance. This could result in a taxable gain.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, an annual $10 small account fee, paid to T. Rowe Price Services, the funds` transfer agent, will be deducted automatically from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. These minimum amounts may be lowered for a particular year. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

Account Maintenance Fee (Index Funds only)  An annual $10 account maintenance fee is charged on a quarterly basis ($2.50 per quarter) usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

More About the Funds 3

More About the Fund

Organization and Management

How are the funds organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the funds?

General Oversight

Each fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International and T. Rowe Price Global Investment Services Limited ("Global Investment Services").

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International or Global Investment Services (see below) .

Investment Adviser

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T. Rowe Price International is each fund`s investment adviser and oversees the selection of each fund`s investments and management of each fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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T. Rowe Price International has entered into subadvisory agreements with Global Investment Services with respect to the International Discovery, International Stock, and Japan Funds. The subadvisory agreements provide for Global Investment Services to manage the Japanese investments of the International Discovery Fund, trade Asian securities and make limited discretionary investment decisions on behalf of the International Stock Fund, and manage all investments of the Japan Fund. Global Investment Services provides investment management services to non-U.S. clients, and sponsors and serves as adviser to foreign collective investment vehicles. Global Investment Services is headquartered in London and has several other global locations. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202.
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Portfolio Management

T. Rowe Price International has established an Investment Advisory Committee with respect to each fund. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing each fund`s investment program. The members of each advisory committee are listed below. The Statement of Additional Information provides additional information about the portfolio managers` compensation, other accounts managed by the portfolio managers, and the portfolio managers` ownership of fund shares.

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Africa & Middle East Fund  Joseph G. Rohm, Chairman, Ulle Adamson, Christopher D. Alderson, Paulina Amieva, S. Leigh Innes, Mark J. Lawrence, and Gonzalo Pangaro. Mr. Rohm has been chairman of the committee since 2009. He joined T. Rowe Price International in 2005 and his investment experience dates from 2000. Since joining the firm, he has served as an equity analyst and then a portfolio manager (beginning in 2009). Prior to joining the firm, he was an investment analyst with Insight Investment (beginning in 2002).
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Emerging Europe & Mediterranean Fund  S. Leigh Innes, Chairman, Ulle Adamson, Christopher D. Alderson, Vitaly Elbert, Mark J. Lawrence, Gonzalo Pangaro, and Joseph G. Rohm. Ms. Innes has been chairman of the committee since 2008, but has been involved in managing the fund since 2007. She joined T. Rowe Price International in 2002 and her investment experience dates from 1997. During the past five years, she has served as a research analyst and then a portfolio manager (beginning in 2007).
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Emerging Markets Stock Fund  Gonzalo Pangaro, Chairman, Christopher D. Alderson, Jose Costa Buck, Mark J.T. Edwards, S. Leigh Innes, Anh Lu, and Joseph G. Rohm. Mr. Pangaro became co-chairman in 2008 and has been sole chairman since 2009. He joined T. Rowe Price International in 1998 and his investment experience dates from 1991. He has served as a portfolio manager throughout the past five years.
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European Stock Fund  Dean Tenerelli, Chairman, Anh Lu, Inigo Mijangos, Gonzalo Pangaro, Frederick A. Rizzo, Federico Santilli, Sebastian Schrott, Robert W. Smith, and Justin Thomson. Mr. Tenerelli has been chairman of the committee since 2008, but has been involved in managing the fund since 2005. He joined T. Rowe Price International in 2000 and his investment experience dates from 1991. He has served as a portfolio manager throughout the past five years.
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International Discovery Fund  Justin Thomson, Chairman, Tak Yiu Cheng, Henry M. Ellenbogen, Benjamin Griffiths, M. Campbell Gunn, Sebastien Mallet, Miki Takeyama, Sin Dee Tan, Verena E. Wachnitz, Hiroshi Watanabe, and Ernest C. Yeung. Mr. Thomson has been chairman of the committee since 2008, but has been involved in managing the fund since 1998. He joined T. Rowe Price International in 1998 and his investment experience dates from 1991. He has served as a portfolio manager throughout the past five years. M. Campbell Gunn is responsible for selecting the fund`s investments in Japan and Ernest C. Yeung is responsible for selecting the fund`s investments in Asia (excluding Japan). Mr. Gunn joined T. Rowe Price International in 2002, and Global Investment Services in 2003, and his investment experience dates from 1978. He has served as a portfolio manager throughout the past five years. Mr. Yeung joined T. Rowe Price International in 2003 and his investment experience dates from 2001. During the past five years, he has served as an equity analyst and then a portfolio manager (beginning in 2009).
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International Growth & Income Fund  Raymond A. Mills, Ph.D., Chairman, Richard de los Reyes, Jonathan H.W. Matthews, Inigo Mijangos, Austin Powell, Frederick A. Rizzo, Verena E. Wachnitz, David J. Wallack, and Ernest C. Yeung. Mr. Mills has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1997 and his investment experience dates from that time. He joined T. Rowe Price International in 2000 and he has served as a portfolio manager throughout the past five years. Effective July 1, 2010, Jonathan H.W. Matthews will replace Raymond A. Mills as chairman of the committee. Mr. Matthews joined T. Rowe Price International in 2008 and his investment experience dates from 1998. He has served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and fund manager for Pioneer Investments (beginning in 2003). Mr. Mills will remain a member of the committee.
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International Stock Fund  Robert W. Smith, Chairman, Mark C.J. Bickford-Smith, Richard N. Clattenburg, David J. Eiswert, Robert N. Gensler, M. Campbell Gunn, Gonzalo Pangaro, Sebastian Schrott, and Dean Tenerelli. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates in 1992 and his investment experience dates from 1987. He joined T. Rowe Price International in 2007 and has served as a portfolio manager throughout the past five years.
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Japan Fund  M. Campbell Gunn, Chairman, Archibald A. Ciganer, Melissa C. Gallagher, Yoichiro Kai, Hiroaki Owaki, Austin Powell, Naoto Saito, Miki Takeyama, and Hiroshi Watanabe. Mr. Gunn has been chairman of the committee since 2008, but has been involved in managing the fund since 2003. He joined T. Rowe Price International in 2002, and Global Investment Services in 2003, and his investment experience dates from 1978. He has served as a portfolio manager throughout the past five years.
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Latin America Fund  Jose Costa Buck, Chairman, Paulina Amieva, Gonzalo Pangaro, Francisco Sersale di Cerisano, and Verena E. Wachnitz. Mr. Costa Buck has been chairman of the committee since 2008, but has been involved in managing the fund since 2000. He joined T. Rowe Price International in 2000 and his investment experience dates from 1995. During the past five years, he has served as an investment analyst and then a portfolio manager (beginning in 2008).
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New Asia Fund  Anh Lu, Chairman, Tak Yiu Cheng, May Foo, Lillian Li, Susanta Mazumdar, Eric C. Moffett, Hwee Jan Ng, Sridhar Nishtala, Ernest C. Yeung, Alison M.L. Yip, Christopher Yip, and Wenli Zheng. Ms. Lu has been chairman of the committee since 2009. She joined T. Rowe Price International in 2001 and her investment experience dates from 1995. She has served as a portfolio manager throughout the past five years.
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Overseas Stock Fund  Raymond A. Mills, Ph.D., Chairman, Robert N. Gensler, M. Campbell Gunn, Anh Lu, Gonzalo Pangaro, Frederick A. Rizzo, Sebastian Schrott, Robert W. Smith, Jonty Starbuck, and Christopher S. Whitehouse. Mr. Mills has been chairman of the committee since the fund`s inception in 2006. He joined T. Rowe Price Associates in 1997 and his investment experience dates from that time. He joined T. Rowe Price International in 2000 and has served as a portfolio manager throughout the past five years.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

Each fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October .31, 2009, the annual group fee rate was 0.31%..The individual fund fees, also applied to the funds` average daily net assets, are as follows: International Growth & Income, International Stock, and Overseas Stock Funds, 0.35%; European Stock, Japan, and New Asia Funds, 0.50%; Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds, 0.75%.

The expenses shown in the fee tables in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee tables.

A discussion about the factors and conclusions considered by the Board in approving each fund`s investment management contract with T. Rowe Price International appears in each fund`s semiannual report to shareholders for the period ended April 30.

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T. Rowe Price International will pay Global Investment Services 50% of the fee received by T. Rowe Price International for managing the investments of the Japan Fund and 50% of the fee received by T. Rowe Price International attributable to the Japanese investments of the International Discovery Fund.
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Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay third-party intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. All funds serve as underlying funds in which certain fund-of-funds products, the T. Rowe Price Spectrum and/or Retirement Funds, invest. Subject to approval by each fund`s Board of Directors, each fund bears a proportional share of the operating expenses of the fund-of-funds products. All of the fees discussed above are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

More Information About the Funds and Their Investment Risks

For purposes of determining whether a particular country is considered a developed market or an emerging market, the funds use the designation set forth by MSCI Barra, a prominent provider of investment tools and data services for institutions worldwide. For purposes of determining whether a fund invests at least 80% of its net assets in a particular country or geographic region, the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider. The fund generally follows this same process with respect to the remaining 20% of assets but may occasionally make an exception after assessing various factors relating to a company.

Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Emerging market, regional, and single-country funds allow investors to seek potentially superior growth in the areas they view as most promising, but with commensurately higher risks. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to increase long-term returns.

The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

International Funds Comparison Guide
Fund	Geographic focus	Company emphasis	Expected risk relative to the other funds

Africa & Middle East	Africa & Middle East	All sizes	Highest
Emerging Europe & Mediterranean	Europe and the Mediterranean region	All sizes	Highest
Emerging Markets Stock	Worldwide(excluding U.S.)	All sizes	Highest
European Stock	Europe(including Eastern Europe)	All sizes	Moderate
International Discovery	Worldwide(excluding U.S.)	Small- tomedium-sized	Higher
International Growth & Income	Worldwide(excluding U.S.)	Large,well established	Moderate
International Stock	Worldwide(excluding U.S.)	Large- tomedium-sized	Moderate
Japan	Japan	All sizes	Higher
Latin America	Latin America	All sizes	Highest
New Asia	Far East and Pacific Basin (excluding Japan)	All sizes	Highest
Overseas Stock	Worldwide(excluding U.S.)	Large,well established	Moderate

The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks.

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Trading in the underlying securities of the funds may take place in various foreign markets on certain days when the funds are not open for business and do not calculate net asset values. For example, the Africa & Middle East Fund invests in securities that trade in various foreign markets that are open on Sundays. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

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Emerging markets risk (Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, New Asia Funds; other funds to a lesser degree, except Japan Fund)  Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East, and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, cause fund share prices to decline.
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These factors make investing in such countries significantly riskier than in other countries and any one of these could cause a fund`s share price to decline.

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Geographic risk (Africa & Middle East, Emerging Europe & Mediterranean, European Stock, Japan, Latin America, and New Asia Funds)  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. For example, investors in the Japan Fund are fully exposed to that country`s economic cycles, stock market valuations, and currency exchange rates, which could increase the fund`s risks compared with a more diversified fund. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region—can be interdependent and may all decline at the same time.
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Small- and medium-sized company risk (International Discovery Fund; others to a lesser degree)  To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.
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Nondiversified status (Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia Funds)  There is additional risk with each fund that is nondiversified and thus can invest more of its assets in a smaller number of companies. For example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund were invested in a larger number of companies.
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Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

As with any mutual fund, there can be no guarantee that the funds will achieve their objectives.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of a change in the fund`s policy requiring it to normally invest at least 80% of its assets in stocks or a particular geographic area, as the case may be. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet their investment objectives, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with their investment programs. The following pages describe various types of fund securities and investment management practices.

Diversification With the exception of the Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia Funds, as a fundamental policy, a fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Nondiversified Status—Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia Funds

The fund is a nondiversified mutual fund. This means that the fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund, which may subject the fund to greater risk with respect to its portfolio securities and greater volatility with respect to its share price.

Each fund, however, intends to qualify as a "regulated investment company" under the Internal Revenue Code. As a result, each fund must invest so that, at the end of each fiscal quarter, with respect to 50% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer and not more than 10% of the voting securities of any issuer are held by the fund. With respect to the remaining 50% of fund assets, no more than 25% may be invested in a single issuer.

All funds

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis;

profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. The funds may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.
Participation Notes (P-notes)

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The funds may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  For the Africa & Middle East Fund, there is no limit on fund investments in P-notes. For all other funds, investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

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From time to time, a fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.
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Operating policy  The Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, and New Asia Funds may each invest 10% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the funds may only be able to sell such securities at prices substantially less than what the funds believe they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Foreign Currency Transactions

The funds will normally conduct their foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The funds will generally not enter into a forward contract with a term greater than one year.

The funds will generally enter into forward foreign currency exchange contracts only under two circumstances. First, a fund may "lock in" the U.S. dollar price of the security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on each fund`s investment program and the flexibility of each fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

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Turnover is an indication of frequency of trading. The funds will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The funds` portfolio turnover rates are shown in the Financial Highlights table.
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Disclosure of Fund Portfolio Information

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Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. Each fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

The Financial Highlights table, which provides information about each fund`s financial history, is based on a single share outstanding throughout the periods shown. Each fund`s section of the table is part of each fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual reports were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	9/4/07* through 10/31/07a	Year ended October 31
Africa & Middle East Fund		2008a	2009a

Net asset value,beginning of period	$10.00	$11.92	$7.05
Income From Investment Operations
Net investment income	—	0.41	0.14
Net gains or losses on securities (both realized and unrealized)	1.92	(5.30)	0.30b
Total from investment operations	1.92	(4.89)	0.44
Less Distributions
Dividends (from net investment income)	—	—	(0.43)
Distributions (fromcapital gains)	—	(0.01)	—
Returns of capital	—	—	—
Total distributions	—	(0.01)	(0.43)
Redemption fees addedto paid in capital	—	0.03	—
Net asset value,end of period	$11.92	$7.05	$7.06
Total return	19.20%c	(40.81)%	7.40%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$80,346	$288,151	$215,535
Ratio of expenses to average net assets	1.75%cd	1.32%	1.62%
Ratio of net income to average net assets	0.18%cd	3.20%	2.48%
Portfolio turnover rate	16.6%d	77.3%	93.2%
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*Since inception.

aPer share amounts calculated using average shares outstanding method.

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bThe amount presented for a share outstanding throughout the year is inconsistent with the change in the aggregate gains and losses for the year because of the timing of sales and redemptions of the fund`s shares in relation to fluctuating market values for the investment portfolio.
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cExcludes expenses in excess of a 1.75% contractual expense limitation in effect through February 28, 2010.
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dAnnualized.
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Financial Highlights (continued)
	Year ended October 31
Emerging Europe & Mediterranean Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$14.24	$22.80	$30.77	$39.18	$12.38
Income From Investment Operations
Net investment income	0.15	0.50	(0.01)	1.14	(0.02)
Net gains or losses on securities (both realized and unrealized)	8.34	7.51	9.89	(23.98)	4.93
Total from investment operations	8.49	8.01	9.88	(22.84)	4.91
Less Distributions
Dividends (from net investment income)	—	(0.04)	(0.42)	—	(1.32)
Distributions (fromcapital gains)	—	(0.03)	(1.06)	(3.96)	—
Returns of capital	—	—	—	—	—
Total distributions	—	(0.07)	(1.48)	(3.96)	(1.32)
Redemption fees added to paid-in-capital	0.07	0.03	0.01	—	—
Net asset value,end of period	$22.80	$30.77	$39.18	$12.38	$15.97
Total return	60.11%	35.34%	33.33%	(64.91)%	49.25%
Ratios/Supplemental Data
Net assets, end of period(in millions)	$840	$1,413	$1,727	$451	$637
Ratio of expenses to average net assets	1.32%	1.26%	1.24%	1.32%	1.64%
Ratio of net income to average net assets	0.75%	1.80%	(0.02)%	3.49%	(0.19)%
Portfolio turnover rate	28.1%	55.1%	59.6%	36.0%	39.7%
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*Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	Year ended October 31
Emerging Markets Stock Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$17.00	$23.81	$30.07	$48.99	$17.88
Income From Investment Operations
Net investment income	0.26	0.24	0.41	0.79	0.16
Net gains or losses on securities (both realized and unrealized)	6.76	7.24	19.94	(28.66)	10.17
Total from investment operations	7.02	7.48	20.35	(27.87)	10.33
Less Distributions
Dividends (from net investment income)	(0.04)	(0.18)	(0.24)	(0.30)	(0.61)
Distributions (fromcapital gains)	(0.18)	(1.05)	(1.20)	(2.95)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.22)	(1.23)	(1.44)	(3.25)	(0.61)
Redemption fees added to paid-in-capital	0.01	0.01	0.01	0.01	0.01
Net asset value,end of period	$23.81	$30.07	$48.99	$17.88	$27.61
Total return	41.75%	32.47%	70.42%	(60.61)%	60.05%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,295	$2,276	$4,833	$2,483	$4,291
Ratio of expenses to average net assets	1.27%	1.25%	1.20%	1.24%	1.32%
Ratio of net income to average net assets	1.23%	0.87%	1.13%	2.19%	0.79%
Portfolio turnover rate	53.3%	49.4%	43.5%	30.9%	37.0%
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*Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	Year ended October 31
European Stock Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$18.33	$20.58	$20.74	$24.35	$10.82
Income From Investment Operations
Net investment income	0.33	0.26	0.32	0.40	0.42
Net gains or losses on securities (both realized and unrealized)	2.20	4.38	5.64	(10.48)	3.12
Total from investment operations	2.53	4.64	5.96	(10.08)	3.54
Less Distributions
Dividends (from net investment income)	(0.27)	(0.32)	(0.26)	(0.32)	(0.39)
Distributions (fromcapital gains)	(0.01)	(4.16)	(2.09)	(3.13)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.28)	(4.48)	(2.35)	(3.45)	(0.39)
Net asset value,end of period	$20.58	$20.74	$24.35	$10.82	$13.97
Total return	13.90%	27.32%	31.15%	(47.65)%	33.78%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$795	$937	$1,215	$573	$708
Ratio of expenses to average net assets	1.06%	1.03%	0.98%	1.01%	1.08%
Ratio of net income to average net assets	1.65%	1.36%	1.47%	2.22%	3.71%
Portfolio turnover rate	82.0%	83.7%	88.4%	105.9%	88.3%

*Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	Year ended October 31
International Discovery Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$29.48	$37.31	$48.92	$60.13	$25.10
Income From Investment Operations
Net investment income	0.19	0.36	0.40	0.40	0.26
Net gains or losses on securities (both realized and unrealized)	7.68	11.59	16.02	(29.14)	10.75
Total from investment operations	7.87	11.95	16.42	(28.74)	11.01
Less Distributions
Dividends (from net investment income)	(0.01)	(0.15)	(0.31)	(0.34)	(0.37)
Distributions (fromcapital gains)	(0.03)	(0.21)	(4.91)	(5.95)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.04)	(0.36)	(5.22)	(6.29)	(0.37)
Redemption fees added to paid-in-capital	—	0.02	0.01	—	—
Net asset value,end of period	$37.31	$48.92	$60.13	$25.10	$35.74
Total return	26.72%	32.29%	36.67%	(52.68)%	44.55%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,291	$2,096	$3,283	$1,373	$2,101
Ratio of expenses to average net assets	1.28%	1.24%	1.21%	1.24%	1.29%
Ratio of net income to average net assets	0.54%	0.79%	0.76%	0.92%	0.94%
Portfolio turnover rate	85.3%	82.3%	67.9%	66.7%	64.5%

* Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	Year ended October 31
International Growth & Income Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$11.39	$13.63	$17.05	$20.43	$9.73
Income From Investment Operations
Net investment income	0.27	0.34	0.39	0.47	0.32
Net gains or losses on securities (both realized and unrealized)	2.09	3.44	3.75	(9.85)	2.51
Total from investment operations	2.36	3.78	4.14	(9.38)	2.83
Less Distributions
Dividends (from net investment income)	(0.11)	(0.21)	(0.27)	(0.36)	(0.41)
Distributions (fromcapital gains)	(0.01)	(0.15)	(0.49)	(0.96)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.12)	(0.36)	(0.76)	(1.32)	(0.41)
Net asset value,end of period	$13.63	$17.05	$20.43	$9.73	$12.15
Total return	20.86%	28.30%	25.07%	(48.75)%	30.28%
Ratios/Supplemental Data
Net assets, end of period(in millions)	$878	$1,844	$2,472	$1,711	$2,544
Ratio of expenses to average net assets	0.99%	0.91%	0.88%	0.89%	0.94%
Ratio of net income to average net assets	2.08%	2.20%	2.13%	3.05%	3.25%
Portfolio turnover rate	26.9%	36.9%	32.8%	23.8%	16.6%

*Per share amounts calculated using average shares outstanding method.

Financial Highlights
	Year ended October 31
International Stock Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$11.83	$13.87	$16.50	$20.17	$8.91
Income From Investment Operations
Net investment income	0.19	0.21	0.29	0.26	0.27
Net gains or losses on securities (both realized and unrealized)	2.00	2.66	4.18	(9.25)	3.10
Total from investment operations	2.19	2.87	4.47	(8.99)	3.37
Less Distributions
Dividends (from net investment income)	(0.15)	(0.20)	(0.20)	(0.31)	(0.22)
Distributions (fromcapital gains)	—	(0.04)	(0.60)	(1.96)	(0.04)
Returns of capital	—	—	—	—	—
Total distributions	(0.15)	(0.24)	(0.80)	(2.27)	(0.26)
Net asset value,end of period	$13.87	$16.50	$20.17	$8.91	$12.02
Total return	18.66%	20.92%	28.12%	(49.65)%	39.01%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,284	$6,430	$7,445	$3,892	$5,431
Ratio of expenses to average net assets	0.89%	0.87%	0.85%	0.87%	0.91%
Ratio of net income to average net assets	1.47%	1.35%	1.66%	1.75%	2.88%
Portfolio turnover rate	62.7%	64.5%	74.1%	63.7%	65.0%

*Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	Year ended October 31
Japan Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$7.89	$10.19	$11.16	$11.14	$6.70
Income From Investment Operations
Net investment income	—	0.02	0.03	0.06	0.03
Net gains or losses on securities (both realized and unrealized)	2.30	0.99	0.05a	(4.50)	0.35
Total from investment operations	2.30	1.01	0.08	(4.44)	0.38
Less Distributions
Dividends (from net investment income)	—	—	(0.02)	—	(0.06)
Distributions (fromcapital gains)	—	(0.04)	(0.08)	—	(0.02)
Returns of capital	—	—	—	—	—
Total distributions	—	(0.04)	(0.10)	—	(0.08)
Net asset value,end of period	$10.19	$11.16	$11.14	$6.70	$7.00
Total return	29.15%	9.91%	0.73%	(39.86)%	5.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$311,605	$573,819	$404,937	$244,367	$204,409
Ratio of expenses to average net assets	1.18%	1.01%	1.02%	1.07%	1.15%
Ratio of net income to average net assets	0.04%	0.14%	0.24%	0.67%	0.43%
Portfolio turnover rate	161.2%	154.2%	110.8%	105.3%	121.5%

*Per share amounts calculated using shares outstanding method.

aThe amount presented is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

Financial Highlights (continued)
	Year ended October 31
Latin America Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$13.74	$23.21	$33.98	$59.74	$24.76
Income From Investment Operations
Net investment income	0.29	0.37	0.40	0.41	0.42
Net gains or losses on securities (both realized and unrealized)	9.36	10.55	25.87	(33.18)	19.40
Total from investment operations	9.65	10.92	26.27	(32.77)	19.82
Less Distributions
Dividends (from net investment income)	(0.21)	(0.20)	(0.31)	(0.40)	(0.32)
Distributions (fromcapital gains)	—	(0.01)	(0.23)	(1.85)	(0.87)
Returns of capital	—	—	—	—	—
Total distributions	(0.21)	(0.21)	(0.54)	(2.25)	(1.19)
Redemption fees added to paid-in-capital	0.03	0.06	0.03	0.04	0.01
Net asset value,end of period	$23.21	$33.98	$59.74	$24.76	$43.40
Total return	71.28%	47.61%	78.39%	(56.77)%	84.10%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$853	$1,885	$3,991	$1,379	$2,638
Ratio of expenses to average net assets	1.29%	1.24%	1.20%	1.22%	1.29%
Ratio of net income to average net assets	1.55%	1.25%	0.91%	0.81%	1.36%
Portfolio turnover rate	17.8%	34.5%	23.3%	19.7%	21.2%

*Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	Year ended October 31
New Asia Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$8.82	$11.31	$13.87	$25.16	$8.01
Income From Investment Operations
Net investment income	0.15	0.21	0.26	0.39	0.09
Net gains or losses on securities (both realized and unrealized)	2.39	3.19	12.83	(15.61)	6.69
Total from investment operations	2.54	3.40	13.09	(15.22)	6.78
Less Distributions
Dividends (from net investment income)	—	(0.12)	(0.21)	(0.19)	(0.40)
Distributions (fromcapital gains)	(0.05)	(0.72)	(1.59)	(1.75)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.05)	(0.84)	(1.80)	(1.94)	(0.40)
Redemption fees added to paid-in-capital	—	—	—	0.01	—
Net asset value,end of period	$11.31	$13.87	$25.16	$8.01	$14.39
Total return	28.91%	31.58%	105.57%	(65.12)%	88.57%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,286	$1,883	$5,913	$1,828	$3,619
Ratio of expenses to average net assets	1.05%	1.05%	0.93%	0.96%	1.01%
Ratio of net income to average net assets	1.38%	1.63%	1.53%	2.35%	0.83%
Portfolio turnover rate	55.9%	76.3%	53.4%	55.4%	59.6%

*Per share amounts calculated using average shares outstanding method.

Financial Highlights (continued)
	12/29/06* through 10/31/07a	Year ended October 31
Overseas Stock Fund		2008a	2009a

Net asset value,beginning of period	$10.00	$11.64	$5.86
Income From Investment Operations
Net investment income	0.18	0.21	0.20
Net gains or losses on securities (both realized and unrealized)	1.46	(5.86)	1.63
Total from investment operations	1.64	(5.65)	1.83
Less Distributions
Dividends (from net investment income)	—	(0.12)	(0.19)
Distributions (fromcapital gains)	—	(0.01)	—
Returns of capital	—	—	—
Total distributions	—	(0.13)	(0.19)
Net asset value,end of period	$11.64	$5.86	$7.50
Total return	16.40%	(49.04)%	32.19%
Ratios/Supplemental Data
Net assets, end of period(in millions)	$1,410	$1,211	$1,902
Ratio of expenses to average net assets	0.93%b	0.93%	0.97%
Ratio of net income to average net assets	2.02%b	2.29%	3.26%
Portfolio turnover rate	46.2%b	34.2%	20.9%

*Since inception.

aPer share amounts calculated using average shares outstanding method.

bAnnualized.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s NAV on the redemption date.

Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases, dividend reinvestments, and checkwriting redemptions for money funds, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

The funds are generally available only to investors residing in the United States. In addition, purchases in state tax-free funds are limited to investors living in states where the fund is available. Contact Investor Services for more information.

Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange shares among them easily. (The name(s) of the account owner(s) and the account type must be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned), and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Note: Please use the correct address to avoid a delay in opening your new account.

By Wire

Call Investor Services for an account number and wire transfer instructions.

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under By Mail.

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

Online

You can open a new mutual fund account online. Go to troweprice.com/newaccount, where you can choose the type of account you wish to open.

To open an account electronically, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to IRS backup withholding. Additionally, you must provide consent to receive certain documents electronically.

You will have the option of providing your bank account information that will enable you to make electronic funds transfers (EFT) to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Exchange

Call Shareholder Services or use your computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and UGMA/UTMA accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use your computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or access troweprice.com for wire transfer instructions.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number. Please use the correct address to avoid a delay in processing your transaction.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive and Short-Term Trading.

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account. If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a signature guaranteed letter of instruction.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your computer (if you have previously authorized these services) or express mail.

By Mail

For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below to avoid a delay in processing your transaction:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Online

Customers with Account Access (our secure self-service web platform for individual investors) can electronically exchange shares between identically registered T. Rowe Price accounts and electronically redeem shares from their mutual fund accounts.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

Information About Your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. This section discusses some of the services currently offered.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

529 Plans

T. Rowe Price manages three 529 plans that are available directly to investors: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call
1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

Automated Services

Tele*AccessSM
1-800-638-2587
24 hours, 7 days

Tele*AccessSM

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; and (2) request checks, prospectuses, services forms, duplicate statements, and tax forms.

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*AccessSM but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

This free service allows you to move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via your personal computer or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. Rowe Price Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member FINRA/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. Rowe Price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

_____________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

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1-800-367-0763

For performance, prices, or account information

Tele*AccessSM

24 hours, 7 days
1-800-638-2587

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troweprice.com

Plan Account Line

For retirement plan investors: The appropriate 800 number appears on your retirement account statement.

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For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

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Three Financial Center
4515 Painters Mill Road

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386 Washington Street
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Washington, D.C. Area

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900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150
McLean, Virginia

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
1-800-638-5660. These documents and updated performance information are available through
troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at
http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

C01-040 3/1/10

Prospectus

March 1, 2010

T. Rowe Price

Global Infrastructure Fund (TRGFX)
Global Large-Cap Stock Fund (RPGEX)
Global Stock Fund (PRGSX)

A choice of global funds for investors seeking long-term growth of capital by diversifying beyond U.S. borders.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	Summary
	Global Infrastructure Fund	1
	Global Large-Cap Stock Fund	6
	Global Stock Fund	12

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	17
	Useful Information on Distributions and Taxes	22
	Transaction Procedures and Special Requirements	27
	Account Maintenance and Small Account Fees	30

3	More About the Funds
	Organization and Management	32
	More Information About the Funds and Their Investment Risks	35
	Investment Policies and Practices	37
	Disclosure of Fund Portfolio Information	44
	Financial Highlights	45

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	48
	Opening a New Account	49
	Purchasing Additional Shares	51
	Exchanging and Redeeming Shares	52
	Rights Reserved by the Funds	54
	Information About Your Services	55
	T. Rowe Price Brokerage	57
	Investment Information	58
	T. Rowe Price Privacy Policy	59

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

T. Rowe Price Global Infrastructure Fund

Investment Objective

The fund seeks to provide long-term growth of capital. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.50%b
Total annual fund operating expenses	1.31%
Fee waiver/reimbursement	0.21%c
Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%c

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bOther expenses are based on estimated amounts for the current fiscal year.

cTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International, Inc. agreed (through February 29, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the fund`s ratio of expenses to average net assets to exceed 1.10%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the fund`s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$112	$371

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

telecommunications, wireless, satellite, cable and other communications networks;

power generation, storage, and distribution;

utilities such as electricity, oil, gas, water, sewage, and other public services;

construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

providing services and materials necessary for the construction and operation of infrastructure assets.

The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

While the fund invests primarily in common stocks, the fund may invest in other securities and participation notes linked to common stocks, and may use futures and options, in keeping with the fund`s objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

Infrastructure concentration risk  Because the fund concentrates its investments in infrastructure-related companies, the fund will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Susanta Mazumdar is Chairman of the fund`s Investment Advisory Committee. Mr. Mazumdar has been chairman of the committee since the fund`s inception in 2010 and he joined T. Rowe Price International in 2006.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price Global Large-Cap Stock Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	1.74%
Total annual fund operating expenses	2.40%
Fee waiver/expense reimbursement	1.40%b
Total annual fund operating expenses afterfee waiver/expense reimbursement	1.00%b

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International, Inc. agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the fund`s ratio of expenses to average net assets to exceed 1.00%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.00%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.00%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$102	$567	$1,109	$2,591

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 122.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in stocks of large-cap companies. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in large-cap companies outside the U.S. (at least 30% of its net assets will be invested in large-cap companies outside the U.S. if foreign market conditions are not favorable).

The fund defines a large-cap company as one whose market capitalization (number of shares outstanding multiplied by share price) falls within or above the applicable range for companies included in the MSCI All Country World Large-Cap Index. The fund`s and MSCI Barra`s definition of a large-cap company depends on whether the company is located in a developed market or an emerging market. As of December 31, 2009, the Index`s market capitalization range for large-cap companies in developed markets was approximately $3.1 billion to $323.7 billion, and the market capitalization range for large-cap companies in emerging markets was approximately $2.2 billion to $353.1 billion. The fund also relies on MSCI Barra to classify a particular country as developed or emerging. The market capitalization of the companies in the fund`s portfolio and the Index changes over time; the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company`s market capitalization falls below the range of the Index.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

Market capitalization risk  Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund's growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (10/27/08)
Global Large-Cap Stock Fund
Returns before taxes	49.59%	65.74%
Returns after taxes on distributions	45.56	61.57
Returns after taxes on distributions and sale of fund shares	32.59	53.92
MSCI All Country World Large-Cap Index	33.95	49.48

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  R. Scott Berg is Chairman of the fund`s Investment Advisory Committee. Mr. Berg has been chairman of the committee since the fund`s inception in 2008 and he joined T. Rowe Price International in 2002.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100


You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

Summary

T. Rowe Price Global Stock Fund

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.29%
Total annual fund operating expenses	0.95%

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$97	$303	$525	$1,166

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 90.2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. The fund will normally invest in at least five countries, one of which will be the U.S. Under normal conditions, at least 40% of the fund`s net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable). Although the fund can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large- and medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will normally be at least 80% of the fund`s net assets and will vary over time according to the manager`s outlook.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund's growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.
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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Global Stock Fund
Returns before taxes	44.77%	3.96%	1.09%
Returns after taxes on distributions	44.58	3.08	0.50
Returns after taxes on distributions and sale of fund shares	29.35	3.18	0.74
MSCI All Country World Index	35.41	3.64	0.89
Lipper Global Large-Cap Growth Funds Average	33.79	2.11	-0.47
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

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Portfolio Manager  Robert N. Gensler is Chairman of the fund`s Investment Advisory Committee. Mr. Gensler has been chairman of the committee since 2005. He joined T. Rowe Price Associates, Inc. in 1993 and he joined T. Rowe Price International in 2005.
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Purchase and Sale of Fund Shares

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The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):
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Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

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If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.
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Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money funds.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

How Your Purchase, Sale, or Exchange Price Is Determined

If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m. ET, it will be priced at the next business day`s NAV.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

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Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.

How You Can Receive the Proceeds From a Sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

Exception  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

If for some reason we cannot accept your request to sell shares, we will contact you.

Contingent Redemption Fee

Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
T. Rowe Price Funds With Redemption Fees
Fund	Redemption fee	Holding period
Africa & Middle East	2%	90 days or less
Diversified Small-Cap Growth	1%	90 days or less
Emerging Europe & Mediterranean	2%	90 days or less
Emerging Markets Bond	2%	90 days or less
Emerging Markets Stock	2%	90 days or less
Equity Index 500	0.5%	90 days or less
European Stock	2%	90 days or less
Extended Equity Market Index	0.5%	90 days or less
Global Infrastructure	2%	90 days or less
Global Large-Cap Stock	2%	90 days or less
Global Real Estate	2%	90 days or less
Global Stock	2%	90 days or less
High Yield	1%	90 days or less
International Bond	2%	90 days or less
International Discovery	2%	90 days or less
International Equity Index	2%	90 days or less
International Growth & Income	2%	90 days or less
International Stock	2%	90 days or less
Japan	2%	90 days or less
Latin America	2%	90 days or less
New Asia	2%	90 days or less
Overseas Stock	2%	90 days or less
Real Estate	1%	90 days or less
Small-Cap Value	1%	90 days or less
Spectrum International	2%	90 days or less
Tax-Efficient Equity	1%	less than 365 days
Total Equity Market Index	0.5%	90 days or less
U.S. Bond Index	0.5%	90 days or less
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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts

If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Balanced	Must be a shareholder on the dividend record date.
Dividend Growth
Equity Income
Equity Index 500
Global Real Estate
Growth & Income
Personal Strategy Balanced
Personal Strategy Income
Real Estate
Retirement and Spectrum Funds:
Retirement Income and Spectrum Income	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Capital gain payments are not expected from money funds, which are managed to maintain a constant share price.

A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent information for your tax filing needs on a timely basis.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

Additional information about the taxation of dividends for certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.A fund may invest in Build America Bonds authorized by the American Recovery and Reinvestment Act of 2009, as well as other qualified tax credit bonds. Investments in these bonds will result in taxable interest income, although the federal income tax on such interest income may be fully or partially offset by the specified tax credits that are available to the bondholders. A fund may elect to pass through to the shareholders taxable interest income and any corresponding tax credits. Any available tax credits—which are also included in federal taxable income—can generally be used to offset federal regular income tax and alternative minimum tax, but those tax credits are generally not refundable.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If a fund invests in certain "private activity" bonds not exempt from alternative minimum tax (AMT), shareholders who are subject to the AMT must include income generated by those bonds in their AMT calculation. Private activity bonds that are issued in 2009 and 2010, and refunding bonds issued in 2009 and 2010 to refund private activity bonds that were issued from the beginning of 2004 to the end of 2008, are exempt from AMT. The portion of a fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January on Form 1099-INT.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund, Real Estate Fund, or the bond and money funds is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

In January, if applicable, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as specific identification.

To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all of your transactions in each fund account during the year.

Taxes on Fund Distributions

In January, if applicable, you will be sent a Form 1099-DIV, Form 1099-INT, or other IRS forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the IRS. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond or money fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are generally expected to be tax-exempt.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds
Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gain.To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Inflation Protected Bond Fund
Inflation adjustments on Treasury inflation protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement and Spectrum Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.
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Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

Following these procedures helps assure timely and accurate transactions.

Purchase Conditions

Nonpayment  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

Telephone and Online Account Transactions  You may access your account and conduct transactions using the telephone or a computer. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s port folio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Keeping Your Account Open

Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current NAV after giving you 60 days to increase your balance. This could result in a taxable gain.

Signature Guarantees

A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

You may need to have your signature guaranteed in certain situations, such as:

Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

Remitting redemption proceeds to any person, address, or bank account not on record.

Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

Establishing certain services after the account is opened.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Account Maintenance and Small Account Fees

Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, an annual $10 small account fee, paid to T. Rowe Price Services, the funds` transfer agent, will be deducted automatically from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. These minimum amounts may be lowered for a particular year. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

Account Maintenance Fee (Index Funds only)  An annual $10 account maintenance fee is charged on a quarterly basis ($2.50 per quarter) usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

More About the Funds 3

More About the Fund

Organization and Management

How are the funds organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the funds?

General Oversight

Each fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the funds` portfolio managers .

Investment Adviser

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T. Rowe Price International is each fund`s investment adviser and oversees the selection of each fund`s investments and management of each fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to each fund. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. The members of each advisory committee are listed below. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of fund shares.
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Global Infrastructure Fund  Susanta Mazumdar, Chairman, Peter J. Bates, Ryan Burgess, Shawn T. Driscoll, Robert N. Gensler, M. Campbell Gunn, Lillian Yan Li, Anh Lu, Inigo Mijangos, Gonzalo Pangaro, Francisco Sersale, and Robert W. Smith. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mazumdar has been chairman of the committee since the fund`s inception in 2010. He joined T. Rowe Price International in 2006 and his investment
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experience dates from 1992. Prior to managing the fund, he served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and director of equity research with UBS India Securities Ltd. (beginning in 2000).
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Global Large-Cap Stock Fund  R. Scott Berg, Chairman, Jeffrey W. Arricale, David W. Eiswert, Robert N. Gensler, M. Campbell Gunn, Kris H. Jenner, David M. Lee, Anh Lu, Daniel Martino, Joshua Nelson, Jason Nogueira, Charles M. Ober, Gonzalo Pangaro, and Robert W. Sharps. Mr. Berg has been chairman of the committee since the fund`s inception in 2008. He joined T. Rowe Price International in 2002 and his investment experience dates from that time. During the past five years, he has served as a research analyst and then a portfolio manager (beginning in 2008).
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Global Stock Fund  Robert N. Gensler, Chairman, Jeffrey W. Arricale, R. Scott Berg, David J. Eiswert, M. Campbell Gunn, Kris H. Jenner, David M. Lee, Anh Lu, Daniel Martino, Joshua Nelson, Jason Nogueira, Charles M. Ober, Gonzalo Pangaro, and Robert W. Sharps. Mr. Gensler has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1993 and his investment experience dates from 1982. He joined T. Rowe Price International in 2005 and has served as a portfolio manager throughout the past five years.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

Each fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On .October 31, 2009, the annual group fee rate was 0.31%..The individual fund fees, also applied to the funds` average daily net assets, are as follows: Global Infrastructure Fund, 0.50%; Global Large-Cap Stock and Global Stock Funds, 0.35%.

The expenses shown in the fee tables in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors and conclusions considered by the Board in approving each fund`s investment management contract with T. Rowe Price International appears in each fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay third-party intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

More Information About the Funds and Their Investment Risks

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For purposes of determining whether a fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.
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As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

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Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:
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Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
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Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Emerging markets risk  To the extent the funds invest in emerging markets, they will be subject to greater risk than a fund investing only in developed markets (The Global Infrastructure Fund expects to invest to a significant degree in emerging markets). The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Global Infrastructure Fund

Infrastructure-related companies are companies involved in providing energy, transportation, communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:

the generation, transmission, distribution or storage of electricity, oil, gas, water, and other natural resources used to produce energy;

alternative energy production and exploration;

the building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;

the provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;

sewage treatment and water purification;

the construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing and other public service facilities; and

the provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.

Some of the trends that contribute favorably to the infrastructure industry include population growth and rapid urbanization in developing nations, the deterioration of existing infrastructure assets in developed nations, and governments` growing reliance on private infrastructure financing. In most developing nations, the majority of infrastructure spending is expected to target new construction as governments strive to expand inadequate networks or facilities. In developed countries, the more immediate need is to upgrade and maintain existing infrastructure. While governments have historically played a major role in financing infrastructure, budget constraints have led to an increase in reliance on private financing.

Risks of infrastructure-related companies  Since the fund is concentrated in the infrastructure industry, it is less diversified than other stock funds that invest in a broad range of industries. Therefore, stock funds that invest in other industries may provide greater investment return during certain market conditions. In addition, the fund has greater exposure to the various economic, regulatory, political and other factors that can adversely affect infrastructure-related companies. These risks include:

costs of complying with changes to environmental and other regulations, including regulation of rates charged to customers;

high interest costs in connection with capital construction and improvement programs;

difficulty in raising capital during periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects;

the effects of economic slowdown and surplus capacity;

increased competition from other providers of services;

uncertainties concerning the availability of fuel at reasonable prices;

service interruption or legal challenges due to environmental, operational or other mishaps;

the imposition of special tariffs and changes in tax laws, regulatory policies or accounting standards;

technological innovations that may render existing plants, equipment, or products obsolete; and

unforeseen delays, accidents, and cost overruns in infrastructure projects.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

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Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in policy requiring the fund to normally invest at least 80% of net assets in infrastructure-related companies (Global Infrastructure Fund), 80% of net assets in stocks of large-cap companies (Global Large-Cap Stock Fund), or 80% of net assets in stocks (Global Stock Fund). Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to a fund`s borrowing policy.)
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Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet their investment objectives, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with their investment programs. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by each fund.

Industry Concentration (Global Infrastructure Fund)  As a fundamental policy, the fund will concentrate (invest more than 25% of total assets) in the infrastructure industry as defined in this prospectus.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Foreign Securities

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Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets.
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Operating policy  There is no limit on fund investments in foreign securities.

Participation Notes (P-notes)

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The funds may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

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From time to time, the funds may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.
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Operating policy  The funds may invest 5% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.
Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enchance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the funds may only be able to sell such securities at prices substantially less than what the funds believe they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Managing Foreign Currency Risk

Investors in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forwards, which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. Foreign currency forwards, options and futures may be used to protect a fund`s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. The funds will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The funds` portfolio turnover rates (except for Global Infrastructure Fund) are shown in the Financial Highlights table.

Disclosure of Fund Portfolio Information

Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. Each fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

The Financial Highlights table, which provides information about each fund`s (except for Global Infrastructure Fund) financial history, is based on a single share outstanding throughout the periods shown table is part of each fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual reports were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	10/27/08* through 10/31/08a	Year Ended 10/31/09a
Global Large-Cap Stock Fund

Net asset value,beginning of period	$10.00	$12.18
Income From Investment Operations
Net investment income	—	0.13b
Net gains or losses on securities (both realized and unrealized)	2.18	4.64
Total from investment operations	2.18	4.77
Less Distributions
Dividends (from net investment income)	—	(0.01)
Distributions (fromcapital gains)	—	(0.06)
Returns of capital	—	—
Total distributions	—	(0.07)
Redemption fees addedto paid in capital	—	0.01
Net asset value,end of period	$12.18	$16.89
Total return	21.80%b	39.47%b
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$7,450	$30,923
Ratio of expenses to average net assets	1.00%bc	1.00%b
Ratio of net income to average net assets	1.07%bc	0.92%b
Portfolio turnover rate	5.5%	122.0%

*Since inception.

aPer share amounts calculated using average shares outstanding method.

bExcludes expenses in excess of a 1.00% contractual expense limitation in effect through February 28, 2011.

cAnnualized.

Financial Highlights (continued)
	Year ended October 31
Global Stock Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$14.57	$18.01	$21.99	$28.20	$12.50
Income From Investment Operations
Net investment income	0.06a	0.11a	0.12	0.26	0.35
Net gains or losses on securities (both realized and unrealized)	3.46	4.21	7.17	(13.92)	2.76
Total from investment operations	3.52	4.32	7.29	(13.66)	3.11
Less Distributions
Dividends (from net investment income)	(0.08)	(0.02)	(0.09)	(0.08)	(0.40)
Distributions (fromcapital gains)	—	(0.32)	(0.99)	(1.96)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.08)	(0.34)	(1.08)	(2.04)	(0.40)
Net asset value,end of period	$18.01	$21.99	$28.20	$12.50	$15.21
Total return	24.24%a	24.26%a	34.41%	(51.99)%	25.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,456	$359,131	$854,471	$648,130	$721,512
Ratio of expenses to average net assets	1.18%a	1.00%a	0.87%	0.86%	0.95%
Ratio of net income to average net assets	0.39%ab	0.52%a	0.48%	1.18%	2.82%
Portfolio turnover rate	154.8%	140.6%	109.8%	145.6%	90.2%

*Per share amounts calculated using average shares outstanding method.

aExcludes expenses in excess of a 1.00% contractual expense limitation in effect through February 29, 2008, and expenses in excess of a 1.20% contractual expense limitation in effect through October 1, 2005.

bIncludes the effect of a one-time special dividend (0.22% of average net assets) that is not expected to recur.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s NAV on the redemption date.

Transaction Confirmations

We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases, dividend reinvestments, and checkwriting redemptions for money funds, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

Employer-Sponsored Retirement Plans and Institutional Accounts

T. Rowe Price
Trust Company
1-800-492-7670

Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases by credit card check, cash, or traveler`s checks.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts ($25,000 minimum initial investment for Summit Funds only)

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

The funds are generally available only to investors residing in the United States. In addition, purchases in state tax-free funds are limited to investors living in states where the fund is available. Contact Investor Services for more information.

Account Registration

If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange shares among them easily. (The name(s) of the account owner(s) and the account type must be identical.)

For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned), and send your check, together with the New Account Form, to the appropriate address below:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17300
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Note: Please use the correct address to avoid a delay in opening your new account.

By Wire

Call Investor Services for an account number and wire transfer instructions.

In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under By Mail.

Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

Online

You can open a new mutual fund account online. Go to troweprice.com/newaccount, where you can choose the type of account you wish to open.

To open an account electronically, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to IRS backup withholding. Additionally, you must provide consent to receive certain documents electronically.

You will have the option of providing your bank account information that will enable you to make electronic funds transfers (EFT) to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Exchange

Call Shareholder Services or use your computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

In Person

Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

Purchasing Additional Shares

$100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and UGMA/UTMA accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

By ACH Transfer

Use your computer or call Shareholder Services if you have established electronic transfers using the ACH system.

By Wire

Call Shareholder Services or access troweprice.com for wire transfer instructions.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number. Please use the correct address to avoid a delay in processing your transaction.

3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17300
Baltimore, MD 21297-1300

(For mail via private carriers and overnight services, see previous section.)

By Automatic
Asset Builder

Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

Exchanging and Redeeming Shares

Exchange Service

You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive and Short-Term Trading.

Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account. If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a signature guaranteed letter of instruction.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

For redemptions by check or electronic transfer, please see Information About Your Services.

By Phone

Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your computer (if you have previously authorized these services) or express mail.

By Mail

For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below to avoid a delay in processing your transaction:

For nonretirement and IRA accounts:

via U.S. Postal Service

T. Rowe Price Account Services
P.O. Box 17302
Baltimore, MD 21297-1302

via private carriers/overnight services

T. Rowe Price Account Services
Mailcode 17302
4515 Painters Mill Road
Owings Mills, MD 21117-4903

For employer-sponsored retirement accounts:

via U.S. Postal Service

T. Rowe Price Trust Company
P.O. Box 17479
Baltimore, MD 21297-1479

via private carriers/overnight services

T. Rowe Price Trust Company
Mailcode 17479
4515 Painters Mill Road
Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

Online

Customers with Account Access (our secure self-service web platform for individual investors) can electronically exchange shares between identically registered T. Rowe Price accounts and electronically redeem shares from their mutual fund accounts.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

Information About Your Services

Shareholder Services
1-800-225-5132

Investor Services
1-800-638-5660

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. This section discusses some of the services currently offered.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

Investing for College Expenses

We can help you save for future college expenses on a tax-advantaged basis.

Education Savings Accounts (ESAs) (formerly known as Education IRAs)

Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

529 Plans

T. Rowe Price manages three 529 plans that are available directly to investors: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call
1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

Automated Services

Tele*AccessSM
1-800-638-2587
24 hours, 7 days

Tele*AccessSM

24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; and (2) request checks, prospectuses, services forms, duplicate statements, and tax forms.

Web Address
troweprice.com

Online Account Access

You can sign up online to conduct account transactions through our Web site.

Plan Account Line
1-800-401-3279

This 24-hour service is similar to Tele*AccessSM but is designed specifically to meet the needs of retirement plan investors.

By Telephone and
In Person

Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers

By ACH

This free service allows you to move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via your personal computer or call Shareholder Services.

By Wire

Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing

Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange

You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. Rowe Price Brokerage

To Open an Account
1-800-638-5660

For Existing
Brokerage Customers
1-800-225-7720

Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

Automated Telephone and Computer Services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage.

Investor Information

A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service

If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

*Services vary by firm.

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member FINRA/SIPC.

Investment Information

To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

Shareholder Reports

Fund managers` annual and semiannual reviews of their strategies and performance.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights

Educational reports on investment strategies and financial markets.

Investment Guides

Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

T. Rowe Price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

_____________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

 For mutual fund or T. Rowe Price Brokerage information

Investor Services

1-800-638-5660

For existing accounts

Shareholder Services

1-800-225-5132

For the hearing impaired

1-800-367-0763

For performance, prices, or account information

Tele*AccessSM

24 hours, 7 days
1-800-638-2587

Internet address

troweprice.com

Plan Account Line

For retirement plan investors: The appropriate 800 number appears on your retirement account statement.

 Investor Centers

For directions, call
1-800-225-5132 or
visit our Web site

Baltimore Area

Downtown

105 East Lombard Street

Owings Mills

Three Financial Center
4515 Painters Mill Road

Boston Area

386 Washington Street
Wellesley

Chicago Area

Northbrook

40 Skokie Boulevard
Suite 100

Oak Brook

1900 Spring Road
Suite 104

Colorado Springs

2260 Briargate Parkway

Florida Area

Boca Raton

Wachovia Plaza
925 S. Federal Highway
Suite 175

Tampa

4211 W. Boy Scout
Boulevard
8th Floor

Los Angeles Area

10100 Santa Monica
Boulevard
Suite 100
Century City

New Jersey Area

Short Hills

51 JFK Parkway
1st Floor West

Paramus

35 Plaza Office Center
East 81 Route 4 West

New York Area

1100 Franklin Avenue
Suite 101
Garden City

San Francisco Area

1990 N. California Boulevard
Suite 100
Walnut Creek

Washington, D.C. Area

Downtown

900 17th Street, N.W.
Farragut Square

Tysons Corner

1600 Tysons Boulevard
Suite 150
McLean, Virginia

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660. These documents and updated performance information are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

C13-040 3/1/10

Prospectus

March 1, 2010

Summary Prospectus

T. Rowe Price

Global Infrastructure Fund—Advisor Class (PAGFX)

A stock fund seeking long-term growth of capital through investments in infrastructure-related companies around the world. This class of shares is sold only through financial intermediaries.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	Summary
	Global Infrastructure Fund—Advisor Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	5
	Useful Information on Distributions and Taxes	9
	Transaction Procedures and Special Requirements	13
	Distribution, Shareholder Servicing, and Recordkeeping Fees	15

3	More About the Fund
	Organization and Management	17
	More Information About the Fund and Its Investment Risks	19
	Investment Policies and Practices	22
	Disclosure of Fund Portfolio Information	28

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	30
	Purchasing Additional Shares	32
	Exchanging and Redeeming Shares	32
	Rights Reserved by the Funds	32
	T. Rowe Price Privacy Policy	34

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks to provide long-term growth of capital. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund`s Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.81%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.54%a
Total annual fund operating expenses	1.60%
Fee waiver/reimbursement	0.40%b
Total annual fund operating expenses after fee waiver/expense reimbursement	1.20%b

aOther expenses are based on estimated amounts for the current fiscal year.

bTo limit the class`s expenses during its initial period of operations, T. Rowe Price International, Inc. agreed (through February 29, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the class`s ratio of expenses to average net assets to exceed 1.20%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the class`s expense ratio is below 1.20%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.20%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$122	$421

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

telecommunications, wireless, satellite, cable and other communications networks;

power generation, storage, and distribution;

utilities such as electricity, oil, gas, water, sewage, and other public services;

construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

providing services and materials necessary for the construction and operation of infrastructure assets.

The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

While the fund invests primarily in common stocks, the fund may invest in other securities and participation notes linked to common stocks, and may use futures and options, in keeping with the fund`s objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

Infrastructure concentration risk  Because the fund concentrates its investments in infrastructure-related companies, the fund will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

Current performance is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

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Portfolio Manager  Susanta Mazumdar is Chairman of the fund`s Investment Advisory Committee. Mr. Mazumdar has been chairman of the committee since the fund`s inception in 2010 and he joined T. Rowe Price International in 2006.
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Purchase and Sale of Fund Shares

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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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Advisor Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received
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Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.
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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Advisor Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
Global Infrastructure—Advisor Class	2%	90 days or less
Global Large-Cap Stock—Advisor Class	2%	90 days or less
Global Real Estate—Advisor Class	2%	90 days or less
Global Stock—Advisor Class	2%	90 days or less
High Yield—Advisor Class	1%	90 days or less
International Bond—Advisor Class	2%	90 days or less
International Growth & Income—Advisor Class	2%	90 days or less
International Stock—Advisor Class	2%	90 days or less
Real Estate—Advisor Class	1%	90 days or less
Small-Cap Value—Advisor Class	1%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Dividend Growth — Advisor Class	Must be a shareholder on the dividend record date.
Equity Income — Advisor Class
Global Real Estate — Advisor Class
Real Estate — Advisor Class
Retirement Funds:
Retirement Income — Advisor Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund—Advisor Class, Real Estate Fund—Advisor Class, or the bond fund Advisor Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s Advisor Class shares are intended for purchase through various third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

distribution, shareholder servicing, and recordkeeping fees

The Advisor Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.25% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor Class shares. Distribution payments may include payments to intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with "shelf space" or inclusion on a "preferred list" or "supermarket" platform). Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing shareholders of the Advisor Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% for certain defined contribution retirement plans) per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each customer, transmitting net purchase and redemption orders, mailing shareholder confirmations and periodic statements, and providing telephonic support to respond to questions regarding the customer`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2010, the Global Infrastructure Fund issued a separate class of shares known as the Advisor Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Susanta Mazumdar, Chairman, Peter J. Bates, Ryan Burgess, Shawn T. Driscoll, Robert N. Gensler, M. Campbell Gunn, Lillian Yan Li, Anh Lu, Inigo Mijangos, Gonzalo Pangaro, Francisco Sersale, and Robert W. Smith. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mazumdar has been chairman of the committee since the fund`s inception in 2010. He joined T. Rowe Price International in 2006 and his investment experience dates from 1992. Prior to managing the fund, he served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and director of equity research with UBS India Securities Ltd. (beginning in 2000). The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.50%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

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More Information About the Fund and Its Investment Risks
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For purposes of determining whether the fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.
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Infrastructure-related companies are companies involved in providing energy, transportation, communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:
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the generation, transmission, distribution or storage of electricity, oil, gas, water, and other natural resources used to produce energy;
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alternative energy production and exploration;
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the building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;
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the provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;
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sewage treatment and water purification;
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the construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing and other public service facilities; and
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the provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.
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Some of the trends that contribute favorably to the infrastructure industry include population growth and rapid urbanization in developing nations, the deterioration of existing infrastructure assets in developed nations, and governments` growing reliance on private infrastructure financing. In most developing nations, the majority of infrastructure spending is expected to target new construction as governments strive to expand inadequate networks or facilities. In developed countries, the more immediate need is to upgrade and maintain existing infrastructure. While governments have historically played a major role in financing infrastructure, budget constraints have led to an increase in reliance on private financing.
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As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

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Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
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Emerging markets risk  The fund expects to invest to a significant degree in emerging markets, and will be subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Risks of infrastructure-related companies  Since the fund is concentrated in the infrastructure industry, it is less diversified than other stock funds that invest in a broad range of industries. Therefore, stock funds that invest in other industries may provide greater investment return during certain market conditions. In addition, the fund has greater exposure to the various economic, regulatory, political and other factors that can adversely affect infrastructure-related companies. These risks include:

costs of complying with changes to environmental and other regulations, including regulation of rates charged to customers;

high interest costs in connection with capital construction and improvement programs;

difficulty in raising capital during periods of high inflation and unsettled capital markets or government budgetary constraints that impact publicly funded projects;

the effects of economic slowdown and surplus capacity;

increased competition from other providers of services;

uncertainties concerning the availability of fuel at reasonable prices;

service interruption or legal challenges due to environmental, operational or other mishaps;

the imposition of special tariffs and changes in tax laws, regulatory policies or accounting standards;

technological innovations that may render existing plants, equipment, or products obsolete; and

unforeseen delays, accidents, and cost overruns in infrastructure projects.

Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in policy requiring the fund to normally invest at least 80% of net assets in securities of infrastructure-related companies. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Industry Concentration  As a fundamental policy, the fund will concentrate (invest more than 25% of total assets) in the infrastructure industry as defined in this prospectus.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Foreign Securities

Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets.

Operating policy  There is no limit on fund investments in foreign securities or in emerging markets.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a
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direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

Operating policy  The fund may invest 5% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, financial indices, and foreign currencies.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

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Investments in Other Investment Companies
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A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).
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A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.
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The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.
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As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.
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A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.
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Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Managing Foreign Currency Risk

Investors in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forwards, which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. Foreign currency forwards, options and futures may be used to protect a fund`s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

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Portfolio Turnover
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Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rate for the initial period of operations may exceed 100%.

Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

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This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

E291-040 3/1/10

Prospectus

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March 1, 2010
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Summary Prospectus

T. Rowe Price

Global Large-Cap Stock Fund—Advisor Class (PAGLX)

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A stock fund seeking long-term capital growth through investments in established companies throughout the world, including the U.S. This class of shares is sold only through financial intermediaries.
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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	Summary
	Global Large-Cap Stock Fund—Advisor Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	7
	Useful Information on Distributions and Taxes	11
	Transaction Procedures and Special Requirements	15
	Distribution, Shareholder Servicing, and Recordkeeping Fees	17

3	More About the Fund
	Organization and Management	19
	More Information About the Fund and Its Investment Risks	21
	Investment Policies and Practices	23
	Disclosure of Fund Portfolio Information	29
	Financial Highlights	30

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	32
	Purchasing Additional Shares	34
	Exchanging and Redeeming Shares	34
	Rights Reserved by the Funds	34
	T. Rowe Price Privacy Policy	36

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S.

Fees and Expenses of the Fund`s Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.25%
Other expenses	1.83%
Total annual fund operating expenses	2.74%
Fee waiver/reimbursement	1.64%a
Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%a
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aTo limit the class`s expenses during its initial period of operations, T. Rowe Price International, Inc. agreed (through February 28, 2011) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the class`s ratio of expenses to average net assets to exceed 1.10%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the class`s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10%.
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Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$112	$640	$1,252	$2,908

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s turnover rate was 122.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in stocks of large-cap companies. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in large-cap companies outside the U.S. (at least 30% of its net assets will be invested in large-cap companies outside the U.S. if foreign market conditions are not favorable).

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The fund defines a large-cap company as one whose market capitalization (number of shares outstanding multiplied by share price) falls within or above the applicable range for companies included in the MSCI All Country World Large-Cap Index. The fund`s and MSCI Barra`s definition of a large-cap company depends on whether the company is located in a developed market or an emerging market. As of December 31, 2009, the Index`s market capitalization range for large-cap companies in developed markets was approximately $3.1 billion to $323.7 billion, and the market capitalization range for large-cap companies in emerging markets was approximately $2.2 billion to $353.1 billion. The fund also relies on MSCI Barra to classify a particular country as developed or emerging. The market capitalization of the
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companies in the fund`s portfolio and the Index changes over time; the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company`s market capitalization falls below the range of the Index.
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While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, the fund may invest in other securities, and may use futures and options, in keeping with the fund`s objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Market capitalization risk  Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund's growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the year depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (10/27/08)
Global Large-Cap Stock Fund—Advisor Class
Returns before taxes	49.30%	65.35%
Returns after taxes on distributions	45.17	61.18
Returns after taxes on distributions and sale of fund shares	32.40	53.59
MSCI All Country World Large-Cap Index	33.95	49.48
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.
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Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  R. Scott Berg is Chairman of the fund`s Investment Advisory Committee. Mr. Berg has been chairman of the committee since the fund`s inception in 2008 and he joined T. Rowe Price International in 2002.

Purchase and Sale of Fund Shares

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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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Advisor Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received
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Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.
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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Advisor Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
Global Infrastructure—Advisor Class	2%	90 days or less
Global Large-Cap Stock—Advisor Class	2%	90 days or less
Global Real Estate—Advisor Class	2%	90 days or less
Global Stock—Advisor Class	2%	90 days or less
High Yield—Advisor Class	1%	90 days or less
International Bond—Advisor Class	2%	90 days or less
International Growth & Income—Advisor Class	2%	90 days or less
International Stock—Advisor Class	2%	90 days or less
Real Estate—Advisor Class	1%	90 days or less
Small-Cap Value—Advisor Class	1%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Dividend Growth — Advisor Class	Must be a shareholder on the dividend record date.
Equity Income — Advisor Class
Global Real Estate — Advisor Class
Real Estate — Advisor Class
Retirement Funds:
Retirement Income — Advisor Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund—Advisor Class, Real Estate Fund—Advisor Class, or the bond fund Advisor Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s Advisor Class shares are intended for purchase through various third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

distribution, shareholder servicing, and recordkeeping fees

The Advisor Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.25% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor Class shares. Distribution payments may include payments to intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with "shelf space" or inclusion on a "preferred list" or "supermarket" platform). Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing shareholders of the Advisor Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% for certain defined contribution retirement plans) per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each customer, transmitting net purchase and redemption orders, mailing shareholder confirmations and periodic statements, and providing telephonic support to respond to questions regarding the customer`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2008, the Global Large-Cap Stock Fund issued a separate class of shares known as the Advisor Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: R. Scott Berg, Chairman, Jeffrey W. Arricale, David J. Eiswert, Robert N. Gensler, M. Campbell Gunn, Kris H. Jenner, David M. Lee, Anh Lu, Daniel Martino, Joshua Nelson, Jason Nogueira, Charles M. Ober, Gonzalo Pangaro, and Robert W. Sharps. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Berg has been chairman of the committee since the fund`s inception in 2008. He joined T. Rowe Price International in 2002 and his invest
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ment experience dates from that time. During the past five years, he has served as a research analyst and then a portfolio manger (beginning in 2008). The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.35%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

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A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.
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Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

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More Information About the Fund and Its Investment Risks
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For purposes of determining whether the fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

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Emerging markets risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.
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Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in policy requiring the fund to normally invest at least 80% of net assets in stocks of large-cap companies. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Foreign Securities

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Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets.
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Operating policy  There is no limit on fund investments in foreign securities.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct
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investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

Operating policy  The fund may invest 5% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securites prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Managing Foreign Currency Risk

Investors in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forwards, which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. Foreign currency forwards, options and futures may be used to protect a fund`s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

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Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.
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Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

The Financial Highlights table, which provides information about the class`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	10/27/08* through 10/31/08 a	Year Ended 10/31/09a

Net asset value,beginning of period	$10.00	$12.18
Income From Investment Operations
Net investment income	—	0.13b
Net gains or losses on securities (both realized and unrealized)	2.18	4.60
Total from investment operations	2.18	4.73
Less Distributions
Dividends (from net investment income)	—	(0.01)
Distributions (fromcapital gains)	—	(0.06)
Returns of capital	—	(0.07)
Total distributions	—	—
Redemption fees addedto paid in capital	—	—
Net asset value,end of period	$12.18	$16.84
Total return	21.80%b	39.06%b
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$305	$432
Ratio of expenses to average net assets	1.10%bc	1.10%b
Ratio of net income to average net assets	0.97%bc	0.97%b
Portfolio turnover rate	5.5%	122.0%
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*Since inception.

aPer share amounts calculated using average shares outstanding method.

bExcludes expenses in excess of a 1.10% contractual expense limitation in effect through February 28, 2011.

cAnnualized.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

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E274-040 3/1/10
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Prospectus

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March 1, 2010
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Summary Prospectus

T. Rowe Price

Global Stock Fund—
Advisor Class (PAGSX)

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A stock fund seeking long-term capital growth through investments in established companies throughout the world, including the U.S. This class of shares is sold only through financial intermediaries.
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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	Summary
	Global Stock Fund—Advisor Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	6
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	14
	Distribution, Shareholder Servicing, and Recordkeeping Fees	16

3	More About the Fund
	Organization and Management	18
	More Information About the Fund and Its Investment Risks	20
	Investment Policies and Practices	22
	Disclosure of Fund Portfolio Information	28
	Financial Highlights	29

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	31
	Purchasing Additional Shares	33
	Exchanging and Redeeming Shares	33
	Rights Reserved by the Funds	33
	T. Rowe Price Privacy Policy	35

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

Fees and Expenses of the Fund`s Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.29%
Total annual fund operating expenses	1.20%
Fee waiver/reimbursement	0.05%a
Total annual fund operating expenses after fee waiver/expense reimbursement	1.15%a
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aEffective March 1, 2010, T. Rowe Price International, Inc. agreed (through February 29, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the class`s ratio of expenses to average net assets to exceed 1.15%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.15%) are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the class`s expense ratio is below 1.15%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.15%.
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Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years	5 years	10 years
$117	$369	$648	$1,444
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Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 90.2% of the average value of its portfolio.
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Investments, Risks, and Performance

Principal Investment Strategies  The fund will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. The fund will normally invest in at least five countries, one of which will be the U.S. Under normal conditions, at least 40% of the fund`s net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable). Although the fund can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large- and medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will normally be at least 80% of the fund`s net assets and will vary over time according to the manager`s outlook.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund's growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.
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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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Table 2  Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	Since inception (4/28/06)
Global Stock Fund—Advisor Class
Returns before taxes	44.36%	-3.18%
Returns after taxes on distributions	44.19	-4.2
Returns after taxes on distributions and sale of fund shares	29.04	-2.95
MSCI All Country World Index	35.41	-0.83

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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.
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Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

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Portfolio Manager  Robert N. Gensler is Chairman of the fund`s Investment Advisory Committee. Mr. Gensler has been chairman of the committee since 2006. He joined T. Rowe Price Associates, Inc. in 1993 and he joined T. Rowe Price International in 2005.
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Purchase and Sale of Fund Shares

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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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Advisor Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received
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Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.
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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Advisor Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
Global Infrastructure—Advisor Class	2%	90 days or less
Global Large-Cap Stock—Advisor Class	2%	90 days or less
Global Real Estate—Advisor Class	2%	90 days or less
Global Stock—Advisor Class	2%	90 days or less
High Yield—Advisor Class	1%	90 days or less
International Bond—Advisor Class	2%	90 days or less
International Growth & Income—Advisor Class	2%	90 days or less
International Stock—Advisor Class	2%	90 days or less
Real Estate—Advisor Class	1%	90 days or less
Small-Cap Value—Advisor Class	1%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Dividend Growth — Advisor Class	Must be a shareholder on the dividend record date.
Equity Income — Advisor Class
Global Real Estate — Advisor Class
Real Estate — Advisor Class
Retirement Funds:
Retirement Income — Advisor Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund—Advisor Class, Real Estate Fund—Advisor Class, or the bond fund Advisor Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s Advisor Class shares are intended for purchase through various third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

distribution, shareholder servicing, and recordkeeping fees

The Advisor Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.25% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor Class shares. Distribution payments may include payments to intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with "shelf space" or inclusion on a "preferred list" or "supermarket" platform). Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing shareholders of the Advisor Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% for certain defined contribution retirement plans) per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each customer, transmitting net purchase and redemption orders, mailing shareholder confirmations and periodic statements, and providing telephonic support to respond to questions regarding the customer`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2006, the Global Stock Fund issued a separate class of shares known as the Advisor Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio managers .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Robert N. Gensler, Chairman, Jeffrey W. Arricale, R. Scott Berg, David J. Eiswert, M. Campbell Gunn, Kris H. Jenner, David M. Lee, Anh Lu, Daniel Martino, Joshua Nelson, Jason Nogueira, Charles M. Ober, Gonzalo Pangaro, and Robert W. Sharps. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Gensler has been chairman of the committee since 2006. He joined T. Rowe Price Associates in 1993 and his investment experience dates from
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1982. He joined T. Rowe Price International in 2005 and has served as a portfolio manager throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.35%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors and conclusions considered by the Board in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

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More Information About the Fund and Its Investment Risks
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For purposes of determining whether the fund invests at least 40% (at least 30% if market conditions are not favorable) of its net assets in companies outside the U.S., the fund uses a country assigned to a security by MSCI Barra or another unaffiliated third party data provider.

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

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Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.
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Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

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Emerging markets risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.
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Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in policy requiring the fund to normally invest at least 80% of net assets in U.S. and foreign stocks. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Foreign Securities

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Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets.
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Operating policy  There is no limit on fund investments in foreign securities.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a
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direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as "junk" bonds. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

Operating policy  The fund may invest 5% of total assets in below investment-grade bonds. Fund investments in convertible securities are not subject to these limits.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securites prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Managing Foreign Currency Risk

Investors in foreign securities may attempt to hedge their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forwards, which are  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as proxy hedging. Foreign currency forwards, options and futures may be used to protect a fund`s foreign securities from adverse currency movements relative to the U.S. dollar, as well as to gain exposure to currencies and markets expected to increase or decrease in value relative to other currencies or securities. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

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Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time a fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.
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Disclosure of Fund Portfolio Information

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The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

The Financial Highlights table, which provides information about the class`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	4/28/06* through 10/31/06a	Year Ended
		10/31/07a	10/31/08a	10/31/09a

Net asset value,beginning of period	$21.39	$21.97	$28.10	$12.42
Income From Investment Operations
Net investment income	0.01	(0.05)b	0.16b	0.34b
Net gains or losses on securities (both realized and unrealized)	0.57	7.25	(13.81)	2.73
Total from investment operations	0.58	7.20	(13.65)	3.07
Less Distributions
Dividends (from net investment income)	—	(0.09)	(0.07)	(0.36)
Distributions (fromcapital gains)	—	(0.99)	(1.96)	—
Returns of capital	—	—	—	—
Total distributions	—	(1.08)	(2.03)	(0.36)
Redemption fees addedto paid in capital	—	0.01	—	—
Net asset value,end of period	$21.97	$28.10	$12.42	$15.13
Total returnc	2.71%	34.06%b	(52.13)%b	25.71%b
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$368	$7,294	$10,963	$11,690
Ratio of expenses to average net assets	1.12%c	1.15%b	1.15%b	1.15%b
Ratio of net income to average net assets	0.05%c	(0.21)%b	0.75%b	2.70%b
Portfolio turnover rate	140.6%	109.8%	145.6%	90.2%
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*Inception date.

aPer share amounts calculated using average shares outstanding method.

bExcludes expenses in excess of a 1.15% contractual expense limitation in effect through February 28, 2010.

cAnnualized.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

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E213-040 3/1/10
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Prospectus

March 1, 2010

Summary Prospectus

T. Rowe Price

International Growth & Income Fund—Advisor Class (PAIGX)

A stock fund seeking long-term capital growth and a reasonable level of income through investments in non-U.S. companies. This class of shares is sold only through financial intermediaries.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	Summary
	International Growth & Income Fund—Advisor Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	6
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	14
	Distribution, Shareholder Servicing, and Recordkeeping Fees	16

3	More About the Fund
	Organization and Management	18
	More Information About the Fund and Its Investment Risks	21
	Investment Policies and Practices	22
	Disclosure of Fund Portfolio Information	28
	Financial Highlights	29

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	31
	Purchasing Additional Shares	33
	Exchanging and Redeeming Shares	33
	Rights Reserved by the Funds	33
	T. Rowe Price Privacy Policy	35
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund`s Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.16%
Total annual fund operating expenses	1.07%
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Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
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1 year	3 years	5 years	10 years
$109	$340	$590	$1,306

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 16.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation. Investments in emerging markets will be modest and limited to more mature developing countries.

The fund takes a value-oriented approach to investing by searching for attractively valued companies with the potential for improving earnings over time. Country and sector allocations are driven primarily by security selection and secondarily by an assessment of top-down, fundamental prospects. The fund relies on a global research team to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation or dividend growth.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

low valuation on various earnings, book value, sales, and cash flow metrics, in absolute terms and/or relative to the company`s peers or its own historical norm;

low valuation relative to a company`s growth potential;

companies that may benefit from restructuring activity or other turnaround opportunities;

a sound balance sheet and other positive financial characteristics; and

above-average dividend yield and/or the potential to grow dividends.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how the fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (9/30/02)
International Growth & Income Fund—Advisor Class
Returns before taxes	34.21%	3.72%	11.35%
Returns after taxes on distributions	33.84	2.98	10.73
Returns after taxes on distributions and sale of fund shares	22.80	3.10	9.95
MSCI EAFE Index	32.46	4.02	11.33
Lipper International Multi-Cap Value Funds Average	31.16	2.68	10.36
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Raymond A. Mills, Ph.D. is Chairman of the fund`s Investment Advisory Committee. Mr. Mills has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1997 and he joined T. Rowe Price International in 2000. Effective July 1, 2010, Jonathan Matthews will replace Mr. Mills as chairman. Mr. Matthews joined T. Rowe Price International in 2008.

Purchase and Sale of Fund Shares

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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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Advisor Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received
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Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.
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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Advisor Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
Global Infrastructure—Advisor Class	2%	90 days or less
Global Large-Cap Stock—Advisor Class	2%	90 days or less
Global Real Estate—Advisor Class	2%	90 days or less
Global Stock—Advisor Class	2%	90 days or less
High Yield—Advisor Class	1%	90 days or less
International Bond—Advisor Class	2%	90 days or less
International Growth & Income—Advisor Class	2%	90 days or less
International Stock—Advisor Class	2%	90 days or less
Real Estate—Advisor Class	1%	90 days or less
Small-Cap Value—Advisor Class	1%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Dividend Growth — Advisor Class	Must be a shareholder on the dividend record date.
Equity Income — Advisor Class
Global Real Estate — Advisor Class
Real Estate — Advisor Class
Retirement Funds:
Retirement Income — Advisor Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund—Advisor Class, Real Estate Fund—Advisor Class, or the bond fund Advisor Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s Advisor Class shares are intended for purchase through various third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

distribution, shareholder servicing, and recordkeeping fees

The Advisor Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.25% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor Class shares. Distribution payments may include payments to intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with "shelf space" or inclusion on a "preferred list" or "supermarket" platform). Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing shareholders of the Advisor Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% for certain defined contribution retirement plans) per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each customer, transmitting net purchase and redemption orders, mailing shareholder confirmations and periodic statements, and providing telephonic support to respond to questions regarding the customer`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2002, the International Growth & Income Fund issued a separate class of shares known as the Advisor Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International— specifically by the fund`s portfolio manager .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Raymond A. Mills, Ph.D., Chairman, Richard de los Reyes, Jonathan H.W. Matthews, Inigo Mijangos, Austin Powell, Frederick A. Rizzo, Verena E. Wachnitz, David J. Wallack, and Ernest C. Yeung. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mills has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1997 and his investment experience dates from that time. He joined T. Rowe
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Price International in 2000 and he has served as a portfolio manager throughout the past five years. Effective July 1, 2010, Jonathan Matthews will replace Mr. Mills as chairman of the committee. Mr. Matthews joined T. Rowe Price International in 2008 and his investment experience dates from 1998. He has served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and fund manager for Pioneer Investments (beginning in 2003). Mr. Mills will remain a member of the committee. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.35%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

More Information About the Fund and Its Investment Risks

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Emerging markets risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

As with any mutual fund, there can be no guarantee that the fund will achieve its objective.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. The fund may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Foreign Currency Transactions

The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, the fund may "lock in" the U.S. dollar price of the security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund`s investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

The Financial Highlights table, which provides information about the class`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	Year ended October 31
	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$11.41	$13.64	$17.03	$20.40	$9.72
Income From Investment Operations
Net investment income	0.26	0.33	0.37	0.44	0.32
Net gains or losses on securities (both realized and unrealized)	2.09	3.43	3.73	(9.83)	2.50
Total from investment operations	2.35	3.76	4.10	(9.39)	2.82
Less Distributions
Dividends (from net investment income)	(0.11)	(0.22)	(0.24)	(0.33)	(0.37)
Distributions (fromcapital gains)	(0.01)	(0.15)	(0.49)	(0.96)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.12)	(0.37)	(0.73)	(1.29)	(0.37)
Redemption fees addedto paid in capital	—	—	—	—	—
Net asset value,end of period	$13.64	$17.03	$20.40	$9.72	$12.17
Total return	20.73%	28.15%	24.83%	(48.81)%	30.08%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$205,271	$361,082	$466,704	$211,260	$226,459
Ratio of expenses to average net assets	1.10%	1.06%	1.05%	1.07%	1.07%
Ratio of net income to average net assets	2.00%	2.15%	1.96%	2.79%	3.23%
Portfolio turnover rate	26.9%	36.9%	32.8%	23.8%	16.6%
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*Per share amounts calculated using average shares outstanding method.
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Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

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E227-040 3/1/10
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Prospectus

March 1, 2010

Summary Prospectus

T. Rowe Price

International Growth & Income Fund—R Class (RRIGX)

A stock fund seeking long-term capital growth and a reasonable level of income through investments in non-U.S. companies. This class of shares is sold only through financial intermediaries.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	Summary
	International Growth & Income Fund—R Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	6
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	13
	Distribution, Shareholder Servicing, and Recordkeeping Fees	16

3	More About the Fund
	Organization and Management	17
	More Information About the Fund and Its Investment Risks	20
	Investment Policies and Practices	21
	Disclosure of Fund Portfolio Information	27
	Financial Highlights	28

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	30
	Purchasing Additional Shares	32
	Exchanging and Redeeming Shares	32
	Rights Reserved by the Funds	32
	T. Rowe Price Privacy Policy	34
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund`s R Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.50%a
Other expenses	0.22%
Total annual fund operating expenses	1.38%
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
aRestated to show maximum 12b-1 fee rate of 0.50%. Actual rate for the prior fiscal year was 0.48%.
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Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years	5 years	10 years
$141	$437	$755	$1,657
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Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 16.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation. Investments in emerging markets will be modest and limited to more mature developing countries.

The fund takes a value-oriented approach to investing by searching for attractively valued companies with the potential for improving earnings over time. Country and sector allocations are driven primarily by security selection and secondarily by an assessment of top-down, fundamental prospects. The fund relies on a global research team to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation or dividend growth.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

low valuation on various earnings, book value, sales, and cash flow metrics, in absolute terms and/or relative to the company`s peers or its own historical norm;

low valuation relative to a company`s growth potential;

companies that may benefit from restructuring activity or other turnaround opportunities;

a sound balance sheet and other positive financial characteristics; and

above-average dividend yield and/or the potential to grow dividends.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how the fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (9/30/02)
International Growth & Income Fund—R Class
Returns before taxes	33.90%	3.47%	11.06%
Returns after taxes on distributions	33.51	2.77	10.48
Returns after taxes on distributions and sale of fund shares	22.61	2.90	9.71
MSCI EAFE Index	32.46	4.02	11.33
Lipper International Multi-Cap Value Funds Average	31.16	2.68	10.36
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Raymond A. Mills, Ph.D. is Chairman of the fund`s Investment Advisory Committee. Mr. Mills has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1997 and he joined T. Rowe Price International in 2000. Effective July 1, 2010, Jonathan Matthews will replace Mr. Mills as chairman. Mr. Matthews joined T. Rowe Price International in 2008.

Purchase and Sale of Fund Shares

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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all R Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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R Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out about how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received

Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.

Contingent Redemption Fee

Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price R Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
International Growth & Income—R Class	2%	90 days or less
International Stock—R Class	2%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
Equity Income — R Class	Declared and paid quarterly, if any, in March, June, September, and December.
Must be a shareholder on the dividend record date.
Retirement Funds:
Retirement Income — R Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as a 401(k) account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond fund R Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund R Classes is expected to qualify for this deduction.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The R Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s R Class shares are intended for purchase through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans, including brokers, banks, insurance companies, retirement plan recordkeepers, and others.

The R Class is designed for employer-sponsored defined contribution retirement plans and requires an agreement with T. Rowe Price prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made on behalf of an employer-sponsored defined contribution retirement plan are subject to rejection or cancellation without prior notice to the intermediary or shareholder. Existing investments in the R Class shares that are not on behalf of an employer-sponsored defined contribution retirement plan may be transferred by
T. Rowe Price to another class in the same fund following notice to the intermediary or shareholder.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind").  If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Distribution, Shareholder Servicing, and Recordkeeping Fees

The R Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.50% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies, retirement plan recordkeepers, and retirement plan consultants for distribution and/or shareholder servicing of the R Class shares. Distribution payments may include payments to intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options. Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing plans or participants invested in the R Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the R Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The R Class may also separately compensate intermediaries at a rate of up to 0.15% of average daily net assets per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each plan or participant, transmitting net purchase and redemption orders, mailing confirmations and periodic statements, and providing telephonic support to respond to questions regarding the plan or participant`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2002, the International Growth & Income Fund issued a separate class of shares known as the R Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for R Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Raymond A. Mills, Ph.D., Chairman, Richard de los Reyes, Jonathan H.W. Matthews, Inigo Mijangos, Austin Powell, Frederick A. Rizzo, Verena E. Wachnitz, David J. Wallack, and Ernest C. Yeung. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Mills has been chairman of the committee since 2005. He joined T. Rowe Price Associates in 1997 and his investment experience dates from that time. He joined T. Rowe Price International in 2000 and he has served as a portfolio manager throughout the past five years. Effective July 1,
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2010, Jonathan Matthews will replace Mr. Mills as chairman of the committee. Mr. Matthews joined T. Rowe Price International in 2008 and his investment experience dates from 1998. He has served as an investment analyst since joining T. Rowe Price International. Prior to joining T. Rowe Price International, he was an equity analyst and fund manager for Pioneer Investments (beginning in 2003). Mr. Mills will remain a member of the committee. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.35%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

More Information About the Fund and Its Investment Risks

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Emerging markets risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

As with any mutual fund, there can be no guarantee that the fund will achieve its objective.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. The fund may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

Futures and Options

Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing a fund`s exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Foreign Currency Transactions

The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, the fund may "lock in" the U.S. dollar price of the security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund`s investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

The Financial Highlights table, which provides information about the class`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	Year ended October 31
	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$11.35	$13.56	$16.93	$20.24	$9.66
Income From Investment Operations
Net investment income	0.17a	0.29a	0.32	0.37	0.28
Net gains or losses on securities (both realized and unrealized)	2.12	3.40	3.70	(9.74)	2.50
Total from investment operations	2.29	3.69	4.02	(9.37)	2.78
Less Distributions
Dividends (from net investment income)	(0.08)	(0.19)	(0.22)	(0.25)	(0.33)
Distributions (fromcapital gains)	(0.01)	(0.15)	(0.49)	(0.96)	—
Returns of capital	—	—	—	—	—
Total distributions	(0.09)	(0.34)	(0.71)	(1.21)	(0.33)
Redemption fees addedto paid in capital	0.01	0.02	—	—	—
Net asset value,end of period	$13.56	$16.93	$20.24	$9.66	$12.11
Total return	20.36%a	27.89%a	24.47%	(48.93)%	29.73%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$9,999	$33,075	$67,198	$24,558	$35,685
Ratio of expenses to average net assets	1.40%a	1.40%a	1.33%	1.34%	1.36%
Ratio of net income to average net assets	1.29%a	1.86%a	1.70%	2.39%	2.79%
Portfolio turnover rate	26.9%	36.9%	32.8%	23.8%	16.6%
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*Per share amounts calculated using average shares outstanding method.

aExcludes expenses in excess of a 1.40% contractual expense limitation in effect through February 28, 2010.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

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This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

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E427-040 3/1/10
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Prospectus

March 1, 2010

Summary Prospectus

T. Rowe Price

International Stock Fund—Advisor Class (PAITX)

A stock fund seeking long-term capital growth through investments in non-U.S. companies. This class of shares is sold only through financial intermediaries.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	Summary
	International Stock Fund—Advisor Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	6
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	14
	Distribution, Shareholder Servicing, and Recordkeeping Fees	16

3	More About the Fund
	Organization and Management	18
	More Information About the Fund and Its Investment Risks	21
	Investment Policies and Practices	22
	Disclosure of Fund Portfolio Information	28
	Financial Highlights	29

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	31
	Purchasing Additional Shares	33
	Exchanging and Redeeming Shares	33
	Rights Reserved by the Funds	33
	T. Rowe Price Privacy Policy	35
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund`s Advisor Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.25%a
Other expenses	0.26%
Total annual fund operating expenses	1.17%
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aRestated to show maximum 12b-1 fee rate of 0.25%. Actual rate for the prior fiscal year was 0.16%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years	5 years	10 years
$119	$372	$644	$1,420
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Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 65.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund may purchase the stocks of companies of any size, but its focus will typically be on large-sized companies and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (3/31/00)
International Stock Fund—Advisor Class
Returns before taxes	51.97%	4.28%	-0.36%
Returns after taxes on distributions	51.72	3.46	-1.09
Returns after taxes on distributions and sale of fund shares	34.45	3.62	-0.47
MSCI All Country World ex-USA Index	42.14	6.30	3.11
Lipper International Large-Cap Growth Funds Average	33.44	4.21	0.21
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.
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Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Investment Subadviser  T. Rowe Price Global Investment Services Limited (Global Investment Services).

Portfolio Manager  Robert W. Smith is Chairman of the fund`s Investment Advisory Committee. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates, Inc. in 1992 and he joined T. Rowe Price International in 2007.

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Purchase and Sale of Fund Shares
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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information
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Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all Advisor Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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Advisor Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received
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Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.
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Contingent Redemption Fee
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Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
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T. Rowe Price Advisor Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
Global Infrastructure—Advisor Class	2%	90 days or less
Global Large-Cap Stock—Advisor Class	2%	90 days or less
Global Real Estate—Advisor Class	2%	90 days or less
Global Stock—Advisor Class	2%	90 days or less
High Yield—Advisor Class	1%	90 days or less
International Bond—Advisor Class	2%	90 days or less
International Growth & Income—Advisor Class	2%	90 days or less
International Stock—Advisor Class	2%	90 days or less
Real Estate—Advisor Class	1%	90 days or less
Small-Cap Value—Advisor Class	1%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Dividend Growth — Advisor Class	Must be a shareholder on the dividend record date.
Equity Income — Advisor Class
Global Real Estate — Advisor Class
Real Estate — Advisor Class
Retirement Funds:
Retirement Income — Advisor Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund—Advisor Class, Real Estate Fund—Advisor Class, or the bond fund Advisor Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund Advisor Classes is expected to qualify for this deduction.

Regular monthly dividends from the Tax-Free Income Fund—Advisor Class are expected to be exempt from federal income taxes. Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities. You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realize a loss on the sale or exchange of Tax-Free Income Fund—Advisor Class shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Tax-Free Income Fund—Advisor Class, gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s Advisor Class shares are intended for purchase through various third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

distribution, shareholder servicing, and recordkeeping fees

The Advisor Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.25% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies and retirement plan recordkeepers for distribution and/or shareholder servicing of the Advisor Class shares. Distribution payments may include payments to intermediaries for making the Advisor Class shares available to their customers (e.g., providing the fund with "shelf space" or inclusion on a "preferred list" or "supermarket" platform). Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing shareholders of the Advisor Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the Advisor Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The Advisor Class may also separately compensate intermediaries at a rate of up to 0.10% of average daily net assets (up to 0.15% for certain defined contribution retirement plans) per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each customer, transmitting net purchase and redemption orders, mailing shareholder confirmations and periodic statements, and providing telephonic support to respond to questions regarding the customer`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2000, the International Stock Fund issued a separate class of shares known as the Advisor Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for Advisor Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International and T. Rowe Price Global Investment Services Limited ("Global Investment Services").

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services under which Global Investment Services may trade Asian securities and make limited discretionary investment decisions on behalf of the fund. Global Investment Services is an SEC-registered investment adviser that provides investment management services to non-U.S. clients, and sponsors and serves as adviser to foreign collective investment vehicles. Global Investment Services is headquartered in London and has several other global locations. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Robert W. Smith, Chairman, Mark C.J. Bickford-Smith, Richard N. Clattenburg, David J. Eiswert, Robert N. Gensler, M. Campbell Gunn, Gonzalo Pangaro, Sebastian Schrott, and Dean Tenerelli. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates in 1992, and his investment experience dates from 1987. He joined T. Rowe Price International in 2007 and has served as a portfolio manager throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.35%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

More Information About the Fund and Its Investment Risks

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Emerging markets risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

As with any mutual fund, there can be no guarantee that the fund will achieve its objective.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in the policy requiring the fund to normally invest at least 80% of net assets in common stocks. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. The fund may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the
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counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

Futures and Options

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Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing fund exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.
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Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Foreign Currency Transactions

The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, the fund may "lock in" the U.S. dollar price of the security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund`s investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Disclosure of Fund Portfolio Information

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The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.
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Financial Highlights

The Financial Highlights table, which provides information about the class`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	Year ended October 31
	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$11.77	$13.79	$16.39	$20.03	$8.84
Income From Investment Operations
Net investment income	0.17	0.19	0.25	0.23	0.24
Net gains or losses on securities (both realized and unrealized)	1.99	2.63	4.16	(9.19)	3.10
Total from investment operations	2.16	2.82	4.41	(8.96)	3.34
Less Distributions
Dividends (from net investment income)	(0.14)	(0.18)	(0.17)	(0.27)	(0.17)
Distributions (fromcapital gains)	—	(0.04)	(0.60)	(1.96)	(0.04)
Returns of capital	—	—	—	—	—
Total distributions	(0.14)	(0.22)	(0.77)	(2.23)	(0.21)
Redemption fees addedto paid in capital	—	—	—	—	—
Net asset value,end of period	$13.79	$16.39	$20.03	$8.84	$11.97
Total return	18.49%	20.66%	27.89%	(49.77)%	38.74%
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$40,946	$74,763	$67,609	$25,247	$24,041
Ratio of expenses to average net assets	1.12%	1.04%	1.05%	1.10%	1.08%
Ratio of net income to average net assets	1.28%	1.23%	1.40%	1.49%	2.56%
Portfolio turnover rate	62.7%	64.5%	74.1%	63.7%	65.0%
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*Per share amounts calculated using average shares outstanding method.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

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E237-040 3/1/10
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Prospectus

March 1, 2010

Summary Prospectus

T. Rowe Price

International Stock Fund—R Class (RRITX)

A stock fund seeking long-term capital growth through investments in non-U.S. companies. This class of shares is sold only through financial intermediaries.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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1	Summary
	International Stock Fund—R Class	1

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	6
	Useful Information on Distributions and Taxes	10
	Transaction Procedures and Special Requirements	13
	Distribution, Shareholder Servicing, and Recordkeeping Fees	16

3	More About the Fund
	Organization and Management	17
	More Information About the Fund and Its Investment Risks	20
	Investment Policies and Practices	21
	Disclosure of Fund Portfolio Information	27
	Financial Highlights	28

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	30
	Purchasing Additional Shares	32
	Exchanging and Redeeming Shares	32
	Rights Reserved by the Funds	32
	T. Rowe Price Privacy Policy	34
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 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

Investment Objective

The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund`s R Class
Shareholder fees (fees paid directly from your investment)
Redemption fee (on shares held for 90 days or less)	2.00%
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.66%
Distribution and service (12b-1) fees	0.50%a
Other expenses	0.76%
Total annual fund operating expenses	1.92%
Fee waiver/reimbursement	0.52%b
Net expenses	1.40%b
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aRestated to show maximum 12b-1 fee rate of 0.50%. Actual rate for the prior fiscal year was 0.38%.
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bEffective March 1, 2010, T. Rowe Price International, Inc. agreed (through February 29, 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, and extraordinary expenses) that would cause the class`s ratio of expenses to average net assets to exceed 1.40%. Termination of this agreement would require approval by the fund`s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.40%) are subject to reimbursement to T. Rowe Price International, Inc. by the fund whenever the class`s expense ratio is below 1.40%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.40%.
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Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund`s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 year	3 years	5 years	10 years
$143	$481	$920	$2,140
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Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 65.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The fund may purchase the stocks of companies of any size, but its focus will typically be on large-sized companies and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

While the fund invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the fund generally favors companies with one or more of the following characteristics:

leading or improving market position;

attractive business niche;

attractive or improving franchise or industry position;

seasoned management;

stable or improving earnings and/or cash flow; and

sound or improving balance sheet.

While the fund invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective. The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized below:

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Active management risk The fund is subject to the risk that the investment adviser`s judgments about the attractiveness, value, or potential appreciation of the fund`s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.
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Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

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Investment style risk  Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The fund`s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than value stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.
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Derivatives risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

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Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.
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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	Since inception (9/30/02)
International Stock Fund—R Class
Returns before taxes	51.49%	3.94%	9.63%
Returns after taxes on distributions	51.25	3.21	9.02
Returns after taxes on distributions and sale of fund shares	34.14	3.36	8.45
MSCI All Country World ex-USA Index	42.14	6.30	13.40
Lipper International Large-Cap Growth Funds Average	33.44	4.21	10.33
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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-638-8790.
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Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Investment Subadviser  T. Rowe Price Global Investment Services Limited (Global Investment Services).

Portfolio Manager  Robert W. Smith is Chairman of the fund`s Investment Advisory Committee. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates, Inc. in 1992 and he joined T. Rowe Price International in 2007.

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Purchase and Sale of Fund Shares
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For retirement plan accounts and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, generally the fund`s minimum initial investment requirement is $1,000 and the minimum subsequent investment requirement is $50. For all other accounts, generally the fund`s minimum initial investment requirement is $2,500 and the minimum subsequent investment is $100. Your financial intermediary may impose different investment minimums.
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You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your financial intermediary.
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Tax Information
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Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information.

Information About Accounts in T. Rowe Price Funds 2

Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to all R Class accounts.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for each class of shares is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and each class`s proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How Your Purchase, Sale, or Exchange Price Is Determined

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R Class shares are intended for purchase through various third-party intermediaries including brokers, banks, insurance companies, retirement plan recordkeepers, and others. Contact your intermediary to find out about how to purchase, sell, or exchange your shares, trade deadlines, and other applicable procedures for these transactions. The intermediary may charge a fee for its services.
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The fund may have an agreement with your intermediary that permits the intermediary to accept orders on behalf of the fund until 4 p.m. ET. In such cases, if your order is received by the intermediary in correct form by 4 p.m. ET, transmitted to the fund, and paid for in accordance with the agreement, it will be priced at the next NAV computed after the intermediary received your order. If the fund does not have an agreement with your intermediary, the fund must receive the request in correct form from your intermediary by 4 p.m. ET in order for your transaction to be priced at that business day`s NAV.
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When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.
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Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or an intermediary may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account by computer due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.
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How Proceeds Are Received

Normally, the fund transmits proceeds to intermediaries for redemption orders received in correct form on either the next or third business day after receipt, depending on the arrangement with the intermediary. Under certain circumstances and when deemed to be in a fund`s best interests, proceeds may not be sent to intermediaries for up to seven calendar days after receipt of the redemption order. You must contact your intermediary about procedures for receiving your redemption proceeds.

Contingent Redemption Fee

Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price R Class Funds With Redemption Fees
Fund	Redemption fee	Holding period
International Growth & Income—R Class	2%	90 days or less
International Stock—R Class	2%	90 days or less

Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

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When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. A redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day after the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.
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Transactions Not Subject to Redemption Fees
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The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:
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1.Shares redeemed via an automated, systematic withdrawal plan;
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2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;
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3.Shares purchased by the reinvestment of dividends or capital gain distributions;*
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4.Shares converted from one share class to another share class of the same fund;*
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5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);
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6.Shares purchased by rollover and changes of account registration within the same fund;*
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7.Shares redeemed to return an excess contribution in an IRA account;
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8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);
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9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*
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10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.
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*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.
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Redemption Fees on Shares Held in Retirement Plans
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If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.
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Omnibus Accounts
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If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees. Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.
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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
Equity Income — R Class	Declared and paid quarterly, if any, in March, June, September, and December.
Must be a shareholder on the dividend record date.
Retirement Funds:
Retirement Income — R Class	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared annually, if any, generally in December.
Must be a shareholder on the dividend record date.

Bond fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your bond fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security.

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Tax Information

You should contact your intermediary for the tax information that will be sent to you and reported to the IRS.

If you invest in the fund through a tax-deferred account, such as a 401(k) account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you will generally be subject to tax when:

You sell fund shares, including an exchange from one fund to another.

The fund makes a distribution to your account.

For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the bond fund R Classes is expected to qualify for this lower rate.

For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international or bond fund R Classes is expected to qualify for this deduction.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

Taxes on Fund Distributions

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

For the Retirement Funds, distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

Tax Consequences of Hedging

Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares shortly before or on the "record date" —  the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

Transaction Procedures and Special Requirements

The R Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The fund`s R Class shares are intended for purchase through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans, including brokers, banks, insurance companies, retirement plan recordkeepers, and others.

The R Class is designed for employer-sponsored defined contribution retirement plans and requires an agreement with T. Rowe Price prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made on behalf of an employer-sponsored defined contribution retirement plan are subject to rejection or cancellation without prior notice to the intermediary or shareholder. Existing investments in the R Class shares that are not on behalf of an employer-sponsored defined contribution retirement plan may be transferred by
T. Rowe Price to another class in the same fund following notice to the intermediary or shareholder.

Purchase Conditions for Intermediaries

Nonpayment  If the fund receives a check or ACH transfer that does not clear or the payment is not received in a timely manner, your purchase may be canceled. The intermediary will be responsible for any losses or expenses incurred by the fund or transfer agent. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

Sale (Redemption) Conditions

Holds on Immediate Redemptions: 10-day Hold  If an intermediary sells shares that it just purchased and paid for by check or ACH transfer, the fund will process the redemption but will generally delay sending the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire.)

Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind").  If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

Excessive and Short-Term Trading

T. Rowe Price may bar excessive and short-term traders from purchasing shares.

Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

Signature Guarantees

An intermediary may need to obtain a signature guarantee in certain situations and should consult its T. Rowe Price Financial Institution Services representative.

You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Distribution, Shareholder Servicing, and Recordkeeping Fees

The R Class has adopted a 12b-1 plan under which it pays a fee at a rate of up to 0.50% of its average daily net assets per year to various unaffiliated intermediaries such as brokers, banks, insurance companies, retirement plan recordkeepers, and retirement plan consultants for distribution and/or shareholder servicing of the R Class shares. Distribution payments may include payments to intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options. Shareholder servicing payments may include payments to intermediaries for providing shareholder support services to existing plans or participants invested in the R Class. These payments may be more or less than the costs incurred by the intermediaries. Because the fees are paid from the R Class net assets on an ongoing basis, they will increase the cost of your investment and, over time, could result in your paying more than with other types of sales charges. The R Class may also separately compensate intermediaries at a rate of up to 0.15% of average daily net assets per year for various recordkeeping and transfer agent services they perform. These services include maintaining separate records for each plan or participant, transmitting net purchase and redemption orders, mailing confirmations and periodic statements, and providing telephonic support to respond to questions regarding the plan or participant`s account.

Payment of these fees may influence your financial advisor`s recommendation of the fund or of any particular share class of the fund.

More About the Fund 3

More About the Fund

Organization and Management

How is the fund organized?

T. Rowe Price International Funds, Inc. (the "corporation") was incorporated in Maryland in 1979. Currently, the corporation consists of 16 series, each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders of each class into a single portfolio and invest it to try to achieve specified objectives. In 2002, the International Stock Fund issued a separate class of shares known as the R Class.

What is meant by "shares"?

As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions of the class. The income dividends for R Class shares will generally differ from those of the original class to the extent that the expense ratios of the classes differ.

Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract. Shareholders of each class have exclusive voting rights on matters affecting only that class.

Do T. Rowe Price funds have annual shareholder meetings?

The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

Who runs the fund?

General Oversight

The fund is governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund`s officers. At least 75% of Board members are independent of T. Rowe Price International.

All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price International—specifically by the fund`s portfolio manager .

Investment Adviser

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T. Rowe Price International is the fund`s investment adviser and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.
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T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services under which Global Investment Services may trade Asian securities and make limited discretionary investment decisions on behalf of the fund. Global Investment Services is an SEC-registered investment adviser that provides investment management services to non-U.S. clients, and sponsors and serves as adviser to foreign collective investment vehicles. Global Investment Services is headquartered in London and has several other global locations. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202.
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Portfolio Management

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T. Rowe Price International has established an Investment Advisory Committee with respect to the fund. The committee members are: Robert W. Smith, Chairman, Mark C.J. Bickford-Smith, Richard N. Clattenburg, David J. Eiswert, Robert N. Gensler, M. Campbell Gunn, Gonzalo Pangaro, Sebastian Schrott, and Dean Tenerelli. The committee chairman has day-to-day responsibility for managing the fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Smith has been chairman of the committee since 2007. He joined T. Rowe Price Associates in 1992, and his investment experience dates from 1987. He joined T. Rowe Price International in 2007 and has served as a portfolio manager throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.
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The Management Fee

This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (in the following table) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Next $40 billion

0.290%	Next $60 billion

0.285%	Thereafter

*Represents a blended group fee rate containing various breakpoints.

The fund`s group fee is determined by applying the group fee rate to the fund`s average daily net assets. On October 31, .2009, the annual group fee rate was 0.31%..The individual fund fee, also applied to the fund`s average daily net assets, is 0.35%.

The expenses shown in the fee table in Section 1 are generally based on a fund`s prior fiscal year-end (October 31). In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the fee table.

A discussion about the factors considered by the Board and its conclusions in approving the fund`s investment management contract with T. Rowe Price International appears in the fund`s semiannual report to shareholders for the period ended April 30.

Fund Operations and Shareholder Services

T. Rowe Price provides accounting services to the T. Rowe Price funds. T. Rowe Price Services, Inc., acts as the transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. All such fees are included in the fees and expenses table under "Other expenses" and in the fund`s financial statements.

More Information About the Fund and Its Investment Risks

As with all stock funds, a fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting this fund include the following:

Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund`s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, fund attempts at hedging could be unsuccessful, and it is not possible to effectively hedge the currency risks of many emerging market countries.

Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. A trading market may close without warning for extended time periods, preventing a fund from selling its portfolio securities in that market.

Emerging markets risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to countries in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than investing in other countries, and any one of these factors could cause the fund`s share price to decline.

Derivatives risk  A derivative involves risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Derivatives can be highly volatile, illiquid, and difficult to value, and changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate or index. A fund could be exposed to significant losses if it is unable to close a derivatives position due to the lack of a liquid secondary trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation.

As with any mutual fund, there can be no guarantee that the fund will achieve its objective.

Investment Policies and Practices

This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." Portfolio managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders will receive at least 60 days` prior notice of any change in the policy requiring the fund to normally invest at least 80% of net assets in common stocks. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

Fund managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

Types of Portfolio Securities

In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

Diversification  As a fundamental policy, the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stocks, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, a fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. The fund may purchase American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates evidencing ownership of shares of a foreign issuer. ADRs and GDRs trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.

Convertible Securities and Warrants

Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

Participation Notes (P-notes)

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The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the
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counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.
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Operating policy  Fund investments in P-notes are limited to 20% of total assets.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

Futures and Options

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Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (when the investor purchases the option), or the obligation (when the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing fund exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indices.
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Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

Operating policies  Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

Hybrid Instruments

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, securities, or securities index. Such securities may or may not bear interest or pay dividends. Under certain conditions, the redemption value of a hybrid could be zero.

Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

Investments in Other Investment Companies

A fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds (ETFs).

A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of underlying securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company to gain exposure to the securities in the investment company`s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with the fund`s objective and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the underlying securities in which it invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund`s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of its portfolio securities and their potential lack of liquidity could result in greater volatility.

As a shareholder of an investment company not sponsored by T. Rowe Price, the fund must pay its pro-rata share of that investment company`s fees and expenses. The fund`s investments in non-T. Rowe Price investment companies are subject to the limits that apply to investments in other funds under the Investment Company Act of 1940.

A fund may also invest in certain other T. Rowe Price funds as a means of gaining efficient and cost-effective exposure to certain asset classes, provided the investment is consistent with the fund`s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class, and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other T. Rowe Price mutual funds concentrate their investments include high yield bonds, floating rate loans, international bonds, and emerging market bonds. The management fee paid by the investing fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investments in other T. Rowe Price mutual funds.

Illiquid Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the prices at which they are valued. The determination of liquidity involves a variety of factors. Illiquid securities may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission (SEC). Although certain of these securities may be readily sold, for example under Rule 144A of the Securities Act of 1933, others may have resale restrictions and can be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the fund may only be able to sell such securities at prices substantially less than what the fund believes they are worth.

Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

Types of Investment Management Practices

Reserve Position

A certain portion of fund assets will be held in reserves. Fund reserve positions can consist of: 1) shares of one or both of the T. Rowe Price internal money funds; 2) short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements; and 3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on a fund`s holdings in reserves. If a fund has significant holdings in reserves, it could compromise the fund`s ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.

Foreign Currency Transactions

The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, the fund may "lock in" the U.S. dollar price of the security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund`s investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Tax Consequences of Hedging

Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

Borrowing Money and Transferring Assets

A fund may borrow from banks, other persons, and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

Operating policy  A fund will not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. A fund will not purchase additional securities when borrowings exceed 5% of total assets.

Lending of Portfolio Securities

A fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as expected.

Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

Portfolio Turnover

Turnover is an indication of frequency of trading. The fund will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

Disclosure of Fund Portfolio Information

The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Money funds also disclose their month-end portfolio holdings on troweprice.com two business days after each month. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. The fund also discloses its largest 10 holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that they represent. Each monthly top 10 list will remain on the Web site for six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

Financial Highlights

The Financial Highlights table, which provides information about the class`s financial history, is based on a single share outstanding throughout the periods shown. The table is part of the class`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

Financial Highlights
	Year ended October 31
	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$11.73	$13.69	$16.26	$19.99	$8.83
Income From Investment Operations
Net investment income	0.12a	0.15	0.19	0.20a	0.24a
Net gains or losses on securities (both realized and unrealized)	1.98	2.60	4.15	(9.19)	3.06
Total from investment operations	2.10	2.75	4.34	(8.99)	3.30
Less Distributions
Dividends (from net investment income)	(0.14)	(0.14)	(0.01)	(0.22)	(0.15)
Distributions (fromcapital gains)	—	(0.04)	(0.60)	(1.96)	(0.04)
Returns of capital	—	—	—	—	—
Total distributions	(0.14)	(0.18)	(0.61)	(2.18)	(0.19)
Redemption fees addedto paid in capital	—	—	—	0.01	—
Net asset value,end of period	$13.69	$16.26	$19.99	$8.83	$11.94
Total return	18.03%a	20.25%	27.46%	(49.87)%a	38.24%a
Ratios/Supplemental Data
Net assets, end of period(in thousands)	$3,783	$2,409	$3,308	$1,805	$3,179
Ratio of expenses to average net assets	1.40%a	1.40%	1.40%	1.40%a	1.40%a
Ratio of net income to average net assets	0.94%a	0.94%	1.09%	1.31%a	2.48%a
Portfolio turnover rate	62.7%	64.5%	74.1%	63.7%	65.0%

*Per share amounts calculated using average shares outstanding method.

aExcludes expenses in excess of a 1.40% contractual expense limitation in effect through February 28, 2010.

Investing With T. Rowe Price 4

Investing With T. Rowe Price

Account Requirements and Transaction Information

If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

Tax Identification
Number

The intermediary must provide T. Rowe Price with its certified Social Security or employer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject the intermediary or account holder to an IRS fine. If this information is not received within 60 days after the account is established, the account may be redeemed at the fund`s NAV on the redemption date.

All initial and subsequent investments by intermediaries should be made by bank wire or electronic payment. For more information, contact Financial Institution Services.

Opening a New Account

$2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts

Important Information About Opening an Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

When an account is opened, the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers must be provided. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Financial Institutional Services.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

Intermediaries should call Financial Institution Services for an account number, assignment to a dedicated service representative, and wire transfer instructions.

In order to obtain an account number, the intermediary must supply the name, Social Security or employer identification number, and business street address for the account.

Intermediaries should complete a New Account Form and mail it, with proper documentation identifying your firm, to one of the appropriate addresses listed below. Intermediaries must also enter into a separate agreement with the fund or its agent. The funds are generally available only to investors residing in the United States.

via U.S. Postal Service

T. Rowe Price Financial Institution Services
P.O. Box 17603
Baltimore, MD 21297-1603

via private carriers/overnight services

T. Rowe Price Financial Institution Services
Mail Code: OM-4232
4515 Painters Mill Road
Owings Mills, MD 21117-4842

Note: Please use the correct address to avoid a delay in opening your new account.

Purchasing Additional ShareS

$100 minimum additional purchase; $50 minimum for retirement plans, Automatic Asset Builder, and UGMA/UTMA accounts

By Wire

Intermediaries should call Financial Institution Services or access troweprice.com for wire transfer instructions.

Exchanging and redeeming ShareS

Exchange Service

Money can be moved from one account to an existing, identically registered account or a new identically registered account can be opened. Intermediaries should call their Financial Institution Services representative for more information or to place a trade. For exchange policies, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

Redemptions

Unless otherwise indicated, redemption proceeds will be wired to the intermediary`s designated bank. Intermediaries should contact their Financial Institution Services representative.

Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

Rights Reserved by the Funds

T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, notice has been received of a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

T. rowe price Privacy Policy

In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

___________________________________________________________________

This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call your intermediary. These documents are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No. 811-2958

E437-040 3/1/10

This is the Statement of Additional Information for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I contains information that is particular to each fund, while Part II contains information that generally applies to all of the funds in the T. Rowe Price family of funds ("Price Funds").

The date of this Statement of Additional Information ("SAI") is March 1, 2010.

T. ROWE PRICE BALANCED FUND, INC. (RPBAX)

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC. (TRBCX)
 T. Rowe Price Blue Chip Growth Fund—Advisor Class (PABGX)
 T. Rowe Price Blue Chip Growth Fund—R Class (RRBGX)

T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST
 California Tax-Free Bond Fund (PRXCX)
 California Tax-Free Money Fund (PCTXX)

T. ROWE PRICE CAPITAL APPRECIATION FUND (PRWCX)
 T. Rowe Price Capital Appreciation Fund—Advisor Class (PACLX)

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC. (PRCOX)
 T. Rowe Price Capital Opportunity Fund—Advisor Class (PACOX)
 T. Rowe Price Capital Opportunity Fund—R Class (RRCOX)

T. ROWE PRICE CORPORATE INCOME FUND, INC. (PRPIX)

T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC. (PRDMX)

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC. (PRDSX)

T. ROWE PRICE DIVIDEND GROWTH FUND, INC. (PRDGX)
 T. Rowe Price Dividend Growth Fund—Advisor Class (TADGX)

T. ROWE PRICE EQUITY INCOME FUND (PRFDX)
 T. Rowe Price Equity Income Fund—Advisor Class (PAFDX)
 T. Rowe Price Equity Income Fund—R Class (RRFDX)

T. ROWE PRICE FINANCIAL SERVICES FUND, INC. (PRISX)

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC. (TRGRX)
 T. Rowe Price Global Real Estate Fund—Advisor Class (PAGEX)

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC. (PRGTX)

T. ROWE PRICE GNMA FUND (PRGMX)

T. ROWE PRICE GROWTH & INCOME FUND, INC. (PRGIX)

T. ROWE PRICE GROWTH STOCK FUND, INC. (PRGFX)
 T. Rowe Price Growth Stock Fund—Advisor Class (TRSAX)
 T. Rowe Price Growth Stock Fund—R Class (RRGSX)

T. ROWE PRICE HEALTH SCIENCES FUND, INC. (PRHSX)

T. ROWE PRICE HIGH YIELD FUND, INC. (PRHYX)
 T. Rowe Price High Yield Fund—Advisor Class (PAHIX)

T. ROWE PRICE INDEX TRUST, INC.
 T. Rowe Price Equity Index 500 Fund (PREIX)
 T. Rowe Price Extended Equity Market Index Fund (PEXMX)
 T. Rowe Price Total Equity Market Index Fund (POMIX)

T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC. (PRIPX)

T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC. ("Institutional Equity Funds")
 T. Rowe Price Institutional Large-Cap Core Growth Fund (TPLGX)
 T. Rowe Price Institutional Large-Cap Growth Fund (TRLGX)
 T. Rowe Price Institutional Large-Cap Value Fund (TILCX)
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund (PMEGX)
 T. Rowe Price Institutional Small-Cap Stock Fund (TRSSX)
 T. Rowe Price Institutional U.S. Structured Research Fund (TRISX)

T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
 T. Rowe Price Institutional Core Plus Fund (TICPX)
 T. Rowe Price Institutional Floating Rate Fund (RPIFX)
 T. Rowe Price Institutional High Yield Fund (TRHYX)

T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

T. Rowe Price Institutional Africa & Middle East Fund (TRIAX)

T. Rowe Price Institutional Emerging Markets Bond Fund (TREBX)
 T. Rowe Price Institutional Emerging Markets Equity Fund (IEMFX)
 T. Rowe Price Institutional Foreign Equity Fund (PRFEX)
 T. Rowe Price Institutional Global Equity Fund TRGSX)
 T. Rowe Price Institutional Global Large-Cap Equity Fund (RPIGX)
 T. Rowe Price Institutional International Bond Fund (RPIIX)

T. ROWE PRICE INTERNATIONAL FUNDS, INC.

T. Rowe Price Africa & Middle East Fund (TRAMX)
 T. Rowe Price Emerging Europe & Mediterranean Fund (TREMX)
 T. Rowe Price Emerging Markets Bond Fund (PREMX)
 T. Rowe Price Emerging Markets Stock Fund (PRMSX)
 T. Rowe Price European Stock Fund (PRESX)
 T. Rowe Price Global Infrastructure Fund (TRGFX)
 T. Rowe Price Global Infrastructure Fund—Advisor Class (PAGFX)
 T. Rowe Price Global Large-Cap Stock Fund (RPGEX)
 T. Rowe Price Global Large-Cap Stock Fund—Advisor Class (PAGLX)
 T. Rowe Price Global Stock Fund (PRGSX)
 T. Rowe Price Global Stock Fund—Advisor Class (PAGSX)
 T. Rowe Price International Bond Fund® (RPIBX)
 T. Rowe Price International Bond Fund—Advisor Class (PAIBX)
 T. Rowe Price International Discovery Fund (PRIDX)
 T. Rowe Price International Growth & Income Fund (TRIGX)
 T. Rowe Price International Growth & Income Fund—Advisor Class (PAIGX)
 T. Rowe Price International Growth & Income Fund—R Class (RRIGX)
 T. Rowe Price International Stock Fund (PRITX)
 T. Rowe Price International Stock Fund—Advisor Class (PAITX)
 T. Rowe Price International Stock Fund—R Class (RRITX)
 T. Rowe Price Japan Fund (PRJPX)
 T. Rowe Price Latin America Fund (PRLAX)
 T. Rowe Price New Asia Fund (PRASX)
 T. Rowe Price Overseas Stock Fund (TROSX)

T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

T. Rowe Price International Equity Index Fund (PIEQX)

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC. (PRMTX)

T. ROWE PRICE MID-CAP GROWTH FUND, INC. (RPMGX)

T. Rowe Price Mid-Cap Growth Fund—Advisor Class (PAMCX)
 T. Rowe Price Mid-Cap Growth Fund—R Class (RRMGX)

T. ROWE PRICE MID-CAP VALUE FUND, INC. (TRMCX)

T. Rowe Price Mid-Cap Value Fund—Advisor Class (TAMVX)
 T. Rowe Price Mid-Cap Value Fund—R Class (RRMVX)

T. ROWE PRICE NEW AMERICA GROWTH FUND (PRWAX)

T. Rowe Price New America Growth Fund—Advisor Class (PAWAX)

T. ROWE PRICE NEW ERA FUND, INC. (PRNEX)

T. ROWE PRICE NEW HORIZONS FUND, INC. (PRNHX)

T. ROWE PRICE NEW INCOME FUND, INC. (PRCIX)

T. Rowe Price New Income Fund—Advisor Class (PANIX)
 T. Rowe Price New Income Fund—R Class (RRNIX)

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. ("Personal Strategy Funds")

T. Rowe Price Personal Strategy Balanced Fund (TRPBX)
 T. Rowe Price Personal Strategy Growth Fund (TRSGX)
 T. Rowe Price Personal Strategy Income Fund (PRSIX)

T. ROWE PRICE PRIME RESERVE FUND, INC. (PRRXX)

T. ROWE PRICE REAL ESTATE FUND, INC. (TRREX)

T. Rowe Price Real Estate Fund—Advisor Class (PAREX)

T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. ("TRP Reserve Investment Funds")

T. Rowe Price Government Reserve Investment Fund ("TRP Government Reserve Investment Fund")
 T. Rowe Price Reserve Investment Fund ("TRP Reserve Investment Fund")

T. ROWE PRICE RETIREMENT FUNDS, INC. ("Retirement Funds")

T. Rowe Price Retirement 2005 Fund (TRRFX)
 T. Rowe Price Retirement 2005 Fund—Advisor Class (PARGX)
 T. Rowe Price Retirement 2005 Fund—R Class (RRTLX)
 T. Rowe Price Retirement 2010 Fund (TRRAX)
 T. Rowe Price Retirement 2010 Fund—Advisor Class (PARAX)
 T. Rowe Price Retirement 2010 Fund—R Class (RRTAX)
 T. Rowe Price Retirement 2015 Fund (TRRGX)
 T. Rowe Price Retirement 2015 Fund—Advisor Class (PARHX)
 T. Rowe Price Retirement 2015 Fund—R Class (RRTMX)
 T. Rowe Price Retirement 2020 Fund (TRRBX)
 T. Rowe Price Retirement 2020 Fund—Advisor Class (PARBX)
 T. Rowe Price Retirement 2020 Fund—R Class (RRTBX)
 T. Rowe Price Retirement 2025 Fund (TRRHX)
 T. Rowe Price Retirement 2025 Fund—Advisor Class (PARJX)
 T. Rowe Price Retirement 2025 Fund—R Class (RRTNX)
 T. Rowe Price Retirement 2030 Fund (TRRCX)
 T. Rowe Price Retirement 2030 Fund—Advisor Class (PARCX)
 T. Rowe Price Retirement 2030 Fund—R Class (RRTCX)
 T. Rowe Price Retirement 2035 Fund (TRRJX)
 T. Rowe Price Retirement 2035 Fund—Advisor Class (PARKX)
 T. Rowe Price Retirement 2035 Fund—R Class (RRTPX)
 T. Rowe Price Retirement 2040 Fund (TRRDX)
 T. Rowe Price Retirement 2040 Fund—Advisor Class (PARDX)
 T. Rowe Price Retirement 2040 Fund—R Class (RRTDX)
 T. Rowe Price Retirement 2045 Fund (TRRKX)
 T. Rowe Price Retirement 2045 Fund—Advisor Class (PARLX)
 T. Rowe Price Retirement 2045 Fund—R Class (RRTRX)
 T. Rowe Price Retirement 2050 Fund (TRRMX)
 T. Rowe Price Retirement 2050 Fund—Advisor Class (PARFX)
T. Rowe Price Retirement 2050 Fund—R Class (RRTFX)
 T. Rowe Price Retirement 2055 Fund (TRRNX)
 T. Rowe Price Retirement 2055 Fund—Advisor Class (PAROX)
 T. Rowe Price Retirement 2055 Fund—R Class RRTVX)
 T. Rowe Price Retirement Income Fund (TRRIX)
 T. Rowe Price Retirement Income Fund—Advisor Class (PARIX)
 T. Rowe Price Retirement Income Fund—R Class (RRTIX)

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC. (PRSCX)

T. Rowe Price Science & Technology Fund—Advisor Class PASTX)

T. ROWE PRICE SHORTTERM BOND FUND, INC. (PRWBX)

T. Rowe Price Short-Term Bond Fund—Advisor Class (PASHX)

T. ROWE PRICE SHORTTERM INCOME FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC. (OTCFX)

T. Rowe Price Small-Cap Stock Fund—Advisor Class (PASSX)

T. ROWE PRICE SMALL-CAP VALUE FUND, INC. (PRSVX)

T. Rowe Price Small-Cap Value Fund—Advisor Class (PASVX)

T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Funds")

Spectrum Growth Fund (PRSGX)
 Spectrum Income Fund (RPSIX)
 Spectrum International Fund (PSILX)

T. ROWE PRICE STATE TAX-FREE INCOME TRUST

Georgia Tax-Free Bond Fund (GTFBX)
 Maryland Short-Term Tax-Free Bond Fund (PRMDX)
 Maryland Tax-Free Bond Fund (MDXBX)
 Maryland Tax-Free Money Fund (TMDXX)
 New Jersey Tax-Free Bond Fund (NJTFX)
 New York Tax-Free Bond Fund (PRNYX)
 New York Tax-Free Money Fund (NYTXX)
 Virginia Tax-Free Bond Fund (PRVAX)

T. ROWE PRICE STRATEGIC INCOME FUND, INC. (PRSNX)
 T. Rowe Price Strategic Income Fund—Advisor Class (PRSAX)

T. ROWE PRICE SUMMIT FUNDS, INC. ("Summit Income Funds")

T. Rowe Price Summit Cash Reserves Fund (TSCXX)
 T. Rowe Price Summit GNMA Fund (PRSUX)

T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. ("Summit Municipal Funds")

T. Rowe Price Summit Municipal Money Market Fund (TRSXX)
 T. Rowe Price Summit Municipal Intermediate Fund (PRSMX)
 T. Rowe Price Summit Municipal Income Fund (PRINX)

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. ("Tax-Efficient Funds")

T. Rowe Price Tax-Efficient Equity Fund (formerly the T. Rowe Price Tax-Efficient Multi-Cap

Growth Fund) (PREFX)

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC. (PTEXX)

T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC. (PRFHX)

T. ROWE PRICE TAX-FREE INCOME FUND, INC. (PRTAX)

T. Rowe Price Tax-Free Income Fund—Advisor Class (PATAX)

T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC. (PRFSX)

T. ROWE PRICE U.S. BOND INDEX FUND, INC. (PBDIX)

T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC. (TRULX)
 T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class (PAULX)

T. ROWE PRICE U.S. TREASURY FUNDS, INC. ("U.S. Treasury Funds")

U.S. Treasury Intermediate Fund (PRTIX)

U.S. Treasury Long-Term Fund (PRULX)

U.S. Treasury Money Fund (PRTXX)

T. ROWE PRICE VALUE FUND, INC. (TRVLX)

T. Rowe Price Value Fund—Advisor Class (PAVLX)

Mailing Address:
T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This SAI is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

Each fund`s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund`s annual or semiannual report and incorporated by reference into this SAI. The Global Infrastructure Fund and the Global Infrastructure Fund—Advisor Class have not been in existence long enough to have complete financial statements.

If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

PART I — TABLE OF CONTENTS

	Page		Page

Management of the Funds	12	Distributor for the Funds	132
Principal Holders of Securities	77	Portfolio Transactions	136
Investment Management Agreements	111	Independent Registered Public Accounting Firm	163
Other Shareholder Services	128	Part II	164

References to the following are as indicated:

Internal Revenue Code of 1986, as amended ("Code")
Investment Company Act of 1940 ("1940 Act")
Moody`s Investors Service, Inc. ("Moody`s")
Securities Act of 1933 ("1933 Act")
Securities and Exchange Commission ("SEC")
Securities Exchange Act of 1934 ("1934 Act")
Standard & Poor`s Corporation ("S&P")
T. Rowe Price Associates, Inc. ("T. Rowe Price")
T. Rowe Price International, Inc. ("T. Rowe Price International")

Advisor Class

The Advisor Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The Advisor Class shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution and administrative services.

R Class

The R Class is a share class of its respective T. Rowe Price fund and is not a separate mutual fund. The R Class shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others.

TRP Government Reserve Investment, TRP Reserve Investment and Short-Term Income Funds

These funds are not available for direct purchase by members of the public.

Institutional Funds

These funds have a $1,000,000 initial investment minimum and are designed for institutional investors. Institutional investors typically include banks, pension plans, and trust and investment companies.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund`s category, which should be used to identify groups of funds that are referenced throughout this SAI.
Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Africa & Middle East	International Equity	Oct 31	Oct 31	Apr 30	March 1
Balanced	Blended	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
California Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation	Equity	Dec 31	Dec 31	June 30	May 1
Capital Appreciation Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Diversified Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Small-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Emerging Europe & Mediterranean	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Income Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Equity Index 500	Index Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500 Portfolio	Index Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
European Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services	Equity	Dec 31	Dec 31	June 30	May 1
Georgia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Infrastructure	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Infrastructure Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Large-Cap Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Large-Cap Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Global Real Estate Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Global Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology	Equity	Dec 31	Dec 31	June 30	May 1
GNMA	Taxable Bond	May 31	May 31	Nov 30	Oct 1
TRP Government Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth & Income	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Health Sciences Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Inflation Protected Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Africa & Middle East	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Core Plus	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Institutional Emerging Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Floating Rate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Foreign Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Global Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Global Large-Cap Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Core Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Mid-Cap Equity Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Institutional U.S. Structured Research	Equity	Dec 31	Dec 31	June 30	May 1
International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
International Bond Fund—Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
International Discovery	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Portfolio	International Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Japan	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America	International Equity	Oct 31	Oct 31	Apr 30	March 1
Limited-Term Bond Portfolio	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Limited-Term Bond Portfolio—II	Bond Variable Annuity	Dec 31	Dec 31	June 30	May 1
Maryland Short-Term Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Media & Telecommunications	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Portfolio—II	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth Portfolio	Equity Variable Annuity	Dec 31	Dec 31	June 30	May 1
New Asia	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons	Equity	Dec 31	Dec 31	June 30	May 1
New Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—R Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Overseas Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Personal Strategy Balanced	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Balanced Portfolio	Blended Variable Annuity	Dec 31	Dec 31	June 30	May 1
Personal Strategy Growth	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Income	Blended	May 31	May 31	Nov 30	Oct 1
Prime Reserve	Taxable Money	May 31	May 31	Nov 30	Oct 1
Prime Reserve Portfolio	Money Variable Annuity	Dec 31	Dec 31	June 30	May 1
Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
TRP Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2005 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2005 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2050	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2050 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2050 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2055	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2055 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2055 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Science & Technology	Equity	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Growth	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum Income	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum International	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Strategic Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Strategic Income Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Summit Cash Reserves	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
Summit GNMA	Taxable Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Money Market	Tax-Free Money	Oct 31	Oct 31	Apr 30	March 1
Tax-Efficient Equity	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund—Advisor Class	Tax Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
U.S. Bond Index	Index Bond	Oct 31	Oct 31	Apr 30	March 1
U.S. Large-Cap Core	Equity	Dec 31	Dec 31	June 30	May 1
U.S. Large-Cap Core Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
U.S. Treasury Intermediate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money	Taxable Money	May 31	May 31	Nov 30	Oct 1
Value	Equity	Dec 31	Dec 31	June 30	May 1
Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1

Management of the Funds

The officers and directors* of the Price Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202.

Each fund is governed by a Board of Directors/Trustees ("Board") that meets regularly to review a wide variety of matters affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Boards elect the funds` officers. The Boards also are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland or Massachusetts, and other laws. At least 75% of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Except as indicated, each inside director or officer has been an employee of T. Rowe Price or T. Rowe Price International for five or more years. Each Board currently has three committees, described in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held three formal meetings in 2009. The committee is chaired by the Lead Independent Director, who functions as a liaison between the Chairman of the Board and the other independent directors. The Lead Independent Director presides at all executive sessions of the independent directors and typically represents the independent directors in discussions with T. Rowe Price management. Anthony W. Deering currently serves as Lead Independent Director.

The Joint Audit Committee is composed of Jeremiah E. Casey, Anthony W. Deering, Theo C. Rodgers, and Mark R. Tercek, all independent directors. Theo C. Rodgers currently serves as chairman of the Joint Audit Committee. The Joint Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent registered public accounting firm of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting, tax, compliance, or other questions relating to particular areas of the Price Funds` operations or the operations of parties dealing with the Price Funds, as circumstances indicate. The Joint Audit Committee met two times in 2009.

The funds` Executive Committee, consisting of the funds` interested director(s), has been authorized by its respective Board to exercise all powers of the Boards to manage the funds in the intervals between meetings of the Boards, except the powers prohibited by statute from being delegated. All actions of the Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board.

* The term "director" is used to refer to directors or trustees, as applicable.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies
William R. Brody 1944 125 portfolios	President and Trustee, Salk Institute for Biological Studies (2009 to Present); Director, Novartis, Inc. (2009 to Present); Director, IBM (2007 to Present); President and Trustee, Johns Hopkins University (1996 to 2009); Chairman of Executive Committee and Trustee, John Hopkins Health System (1996 to 2009)
IBM and Novartis, Inc.
Jeremiah E. Casey 1940 125 portfolios	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990 to 2004)	None
Anthony W. Deering 1945 125 portfolios	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)
Under Armour, Vornado Real Estate Investment Trust and Deutsche Bank North America
Donald W. Dick, Jr. 1943 125 portfolios	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (1995 to present)	None
Karen N. Horn 1943 125 portfolios	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Georgia Pacific (2004 to 2005)	Norfolk Southern, Eli Lilly and Company, and Simon Property Group
Theo C. Rodgers 1941 125 portfolios	President, A&R Development Corporation (1977 to present)	None
John G. Schreiber 1946 125 portfolios	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)	None
Mark R. Tercek 1957 125 portfolios	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman Sachs Group, Inc. (1984 to 2008)	None

(a)All information about the directors was current as of December 31, 2008, except for the number of portfolios, which is current as of the date of this SAI.

Inside Directors(a)

The following persons are considered interested persons of the funds because they also serve as officers of the funds and/or T. Rowe Price or T. Rowe Price International. No more than two inside directors serve as directors of any fund.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Directorships of Public Companies
Edward C. Bernard 1956 125 portfolios	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust CompanyChairman of the Board, all funds
None
Michael C. Gitlin 1970 39 portfolios	Head of U.S. equity sales, head of Asia-Pacific sales trading and cash equities, and head of international cash equities, Citigroup Global Markets (2004 to 2007)
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited
None
John H. Laporte; CFA 1945 16 portfolios	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust CompanyExecutive Vice President, Spectrum Funds; Vice President, Diversified Small-Cap Growth Fund, Health Sciences Fund, New Horizons Fund, Personal Strategy Funds, and Retirement Funds
None
Brian C. Rogers; CFA, CIC 1955 70 portfolios	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust CompanyPresident, Equity Income Fund and Institutional Equity Funds; Vice President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund
None

(a)All information about the directors was current as of December 31, 2008, except for the number of portfolios and the data pertaining to Michael C. Gitlin, which are current as of the date of this SAI.

Retirement and Spectrum Funds (individually, a "Fund-of-Funds" and collectively, "Funds-of-Funds")

The management of the business and affairs of the Funds-of-Funds is the responsibility of the Board. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order) issued by the SEC in connection with the Spectrum Funds (and which also applies to Retirement Funds). A majority of directors of the Funds-of-Funds are independent. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and T. Rowe Price International also serve in similar positions with most of the various Price Funds in which the Retirement and Spectrum Funds invest (collectively, "underlying Price funds"). Thus, if the interests of the Funds-of-Funds and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price funds. The directors of Funds-of-Funds believe they have structured the Funds-of-Funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds, T. Rowe Price, and T. Rowe Price International will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund`s Board (or that of the corporation or trust of which the fund is a part).
Fund/Corporation/Trust	Number of portfolios	Independent Directors
		Brody	Casey	Deering	Dick	Horn	Rodgers	Schreiber	Tercek
Balanced	1	2009	2005	2001	1991	2003	2005	2001	2009
Blue Chip Growth	1	2009	2005	2001	1993	2003	2005	2001	2009
California Tax-Free Income Trust	2	2009	2006	1986	2001	2003	2005	1992	2009
Capital Appreciation	1	2009	2005	2001	1986	2003	2005	2001	2009
Capital Opportunity	1	2009	2005	2001	1994	2003	2005	2001	2009
Corporate Income	1	2009	2006	1995	2001	2003	2005	1995	2009
Diversified Mid-Cap Growth	1	2009	2005	2003	2003	2003	2005	2003	2009
Diversified Small-Cap Growth	1	2009	2005	2001	1997	2003	2005	2001	2009
Dividend Growth	1	2009	2005	2001	1992	2003	2005	2001	2009
Equity Income	1	2009	2005	2001	1994	2003	2005	2001	2009
Equity Series	7	2009	2005	2001	1994	2003	2005	2001	2009
Financial Services	1	2009	2005	2001	1996	2003	2005	2001	2009
Fixed Income Series	2	2009	2006	1994	2001	2003	2005	1994	2009
Global Real Estate	1	2009	2008	2008	2008	2008	2008	2008	2009
Global Technology	1	2009	2005	2001	2000	2003	2005	2001	2009
GNMA	1	2009	2006	1985	2001	2003	2005	1992	2009
Growth & Income	1	2009	2005	2001	1982	2003	2005	2001	2009
Growth Stock	1	2009	2005	2001	1980	2003	2005	2001	2009
Health Sciences	1	2009	2005	2001	1995	2003	2005	2001	2009
High Yield	1	2009	2006	1984	2001	2003	2005	1992	2009
Index Trust	3	2009	2005	2001	1994	2003	2005	2001	2009
Inflation Protected Bond	1	2009	2006	2002	2002	2003	2005	2002	2009
Institutional Equity	6	2009	2005	2001	1996	2003	2005	2001	2009
Institutional Income	3	2009	2006	2002	2002	2003	2005	2002	2009
Institutional International	7	2009	2006	1991	1989	2003	2006	2001	2009
International	16	2009	2006	1991	1988	2003	2006	2001	2009
International Index	1	2009	2006	2000	2000	2003	2006	2001	2009
International Series	1	2009	2006	1994	1994	2003	2006	2001	2009
Media & Telecommunications	1	2009	2005	2001	1997	2003	2005	2001	2009
Mid-Cap Growth	1	2009	2005	2001	1992	2003	2005	2001	2009
Mid-Cap Value	1	2009	2005	2001	1996	2003	2005	2001	2009
New America Growth	1	2009	2005	2001	1985	2003	2005	2001	2009
New Era	1	2009	2005	2001	1994	2003	2005	2001	2009
New Horizons	1	2009	2005	2001	1994	2003	2005	2001	2009
New Income	1	2009	2006	1980	2001	2003	2005	1992	2009
Personal Strategy	3	2009	2005	2001	1994	2003	2005	2001	2009
Prime Reserve	1	2009	2006	1979	2001	2003	2005	1992	2009
Real Estate	1	2009	2005	2001	1997	2003	2005	2001	2009
TRP Reserve Investment	2	2009	2006	1997	2001	2003	2005	1997	2009
Retirement	12	2009	2005	2002	2002	2003	2005	2002	2009
Science & Technology	1	2009	2005	2001	1994	2003	2005	2001	2009
Short-Term Bond	1	2009	2006	1983	2001	2003	2005	1992	2009
Short-Term Income	1	2009	2006	2006	2006	2006	2006	2006	2009
Small-Cap Stock	1	2009	2005	2001	1992	2003	2005	2001	2009
Small-Cap Value	1	2009	2005	2001	1994	2003	2005	2001	2009
Spectrum	3	2009	2005	2001	1999	2003	2005	2001	2009
State Tax-Free Income Trust	8	2009	2006	1986	2001	2003	2005	1992	2009
Strategic Income	1	2009	2008	2008	2008	2008	2008	2008	2009
Summit	2	2009	2006	1993	2001	2003	2005	1993	2009
Summit Municipal	3	2009	2006	1993	2001	2003	2005	1993	2009
Tax-Efficient	1	2009	2005	2001	1997	2003	2005	2001	2009
Tax-Exempt Money	1	2009	2006	1983	2001	2003	2005	1992	2009
Tax-Free High Yield	1	2009	2006	1984	2001	2003	2005	1992	2009
Tax-Free Income	1	2009	2006	1983	2001	2003	2005	1992	2009
Tax-Free Short-Intermediate	1	2009	2006	1983	2001	2003	2005	1992	2009
U.S. Bond Index	1	2009	2006	2000	2001	2003	2005	2000	2009
U.S. Large-Cap Core	1	2009	2009	2009	2009	2009	2009	2009	2009
U.S. Treasury	3	2009	2006	1989	2001	2003	2005	1992	2009
Value	1	2009	2005	2001	1994	2003	2005	2001	2009

Fund/Corporation/Trust	Number of Portfolios	Inside Directors
		Bernard	Gitlin	Laporte	Rogers
Balanced	1	2006	—	—	2006
Blue Chip Growth	1	2006	—	—	2006
California Tax-Free Income Trust	2	2006	2010	—	—
Capital Appreciation	1	2006	—	—	2006
Capital Opportunity	1	2006	—	1994	—
Corporate Income	1	2006	2010	—	—
Diversified Mid-Cap Growth	1	2006	—	2006	—
Diversified Small-Cap Growth	1	2006	—	1997	—
Dividend Growth	1	2006	—	—	2006
Equity Income	1	2006	—	—	2006
Equity Series	7	2006	—	1994	—
Financial Services	1	2006	—	—	2006
Fixed Income Series	2	2006	2010	—	—
Global Real Estate	1	2008	—	—	2008
Global Technology	1	2006	—	—	2006
GNMA	1	2006	2010	—	—
Growth & Income	1	2006	—	—	2006
Growth Stock	1	2006	—	—	2006
Health Sciences	1	2006	—	1995	—
High Yield	1	2006	2010	—	—
Index Trust	3	2006	—	—	2006
Inflation Protected Bond	1	2006	2010	—	—
Institutional Equity	6	2006	—	—	2006
Institutional Income	3	2006	2010	—	—
Institutional International	7	2006	—	—	2006
International	16	2006	—	—	2006
International Index	1	2006	—	—	2006
International Series	1	2006	—	—	2006
Media & Telecommunications	1	2006	—	—	2006
Mid-Cap Growth	1	2006	—	—	2006
Mid-Cap Value	1	2006	—	—	2006
New America Growth	1	2006	—	1985	—
New Era	1	2006	—	—	2006
New Horizons	1	2006	—	1988	—
New Income	1	2006	2010	—	—
Personal Strategy	3	2006	—	—	2006
Prime Reserve	1	2006	2010	—	—
Real Estate	1	2006	—	—	2006
TRP Reserve Investment	2	2006	2010	—	—
Retirement	12	2006	—	—	2006
Science & Technology	1	2006	—	1988	—
Short-Term Bond	1	2006	2010	—	—
Short-Term Income	1	2006	2010	—	—
Small-Cap Stock	1	2006	—	1994	—
Small-Cap Value	1	2006	—	1994	—
Spectrum	3	2006	—	—	2006
State Tax-Free Income Trust	8	2006	2010	—	—
Strategic Income	1	2008	2010	—	—
Summit	2	2006	2010	—	—
Summit Municipal	3	2006	2010	—	—
Tax-Efficient	1	2006	—	—	2006
Tax-Exempt Money	1	2006	2010	—	—
Tax-Free High Yield	1	2006	2010	—	—
Tax-Free Income	1	2006	2010	—	—
Tax-Free Short-Intermediate	1	2006	2010	—	—
U.S. Bond Index	1	2006	2010	—	—
U.S. Large-Cap Core	1	2009	—	—	2009
U.S. Treasury	3	2006	2010	—	—
Value	1	2006	—	—	2006

Officers

Fund	Name	Position Held With Fund
All funds	Roger L. Fiery III Gregory S. Golczewski David Oestreicher Deborah D. Seidel Julie L. Waples Gregory K. Hinkle Patricia B. Lippert John R. Gilner	Vice President Vice President Vice President Vice President Vice President Treasurer Secretary Chief Compliance Officer

Fund	Name	Position Held With Fund
Balanced	Edmund M. Notzon III
Richard T. Whitney
E. Frederick Bair
Wendy R. Diffenbaugh
Anna M. Dopkin
Paul A. Karpers
Robert M. Larkins
John D. Linehan
Raymond A. Mills
Larry J. Puglia
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Blue Chip Growth	Larry J. Puglia
P. Robert Bartolo
Peter J. Bates
G. Mark Bussard
Richard de los Reyes
Shawn T. Driscoll
David J. Eiswert
Henry M. Ellenbogen
Thomas J. Huber
Joshua B. Nelson
Jason Nogueira
Timothy E. Parker
Robert W. Sharps
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
California Tax-Free Income Trust California Tax-Free Bond California Tax-Free Money	Hugh D. McGuirk
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Charles E. Emrich
Alan D. Levenson
Linda A. Murphy
Timothy G. Taylor
M. Helena Condez
Chen Shao
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Capital Appreciation	David R. Giroux
Francisco Alonso
Jeffrey W. Arricale
Ryan Burgess
Mark S. Finn
Paul D. Greene II
John D. Linehan
Paul M. Massaro
Heather K. McPherson
Joseph M. Milano
Sudhir Nanda
Robert T. Quinn, Jr.
Gabriel Solomon
William J. Stromberg
Taymour R. Tamaddon
Susan G. Troll
Eric L. Veiel
Tamara P. Wiggs
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Capital Opportunity	Anna M. Dopkin
Kennard W. Allen
Francisco Alonso
Peter J. Bates
David J. Eiswert
Ann M. Holcomb
Jennifer Martin
Philip A. Nestico
Jason Nogueira
Timothy E. Parker
Charles G. Pepin
Robert T. Quinn, Jr.
Gabriel Solomon
Eric L. Veiel
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Corporate Income	David A. Tiberii
Mark J. Vaselkiv
Steve Boothe
Steven G. Brooks
Alan D. Levenson
Michael J. McGonigle
Vernon A. Reid, Jr.
Theodore E. Robson
Edward A. Wiese
Thea N. Williams
Michael J. Grogan
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Diversified Mid-Cap Growth	Donald J. Peters Donald J. Easley Brian W.H. Berghuis Sudhir Nanda Philip A. Nestico John F. Wakeman Mark R. Weigman (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Small-Cap Growth	Sudhir Nanda Wendy R. Diffenbaugh Anna M. Dopkin Donald J. Easley John H. Laporte Curt J. Organt Michael T. Roberts J. David Wagner (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Dividend Growth	Thomas J. Huber Peter J. Bates David M. Lee Daniel Martino Jason Nogueira Timothy E. Parker Robert T. Quinn, Jr. Gabriel Solomon William J. Stromberg Eric L. Veiel (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income	Brian C. Rogers
Jeffrey W. Arricale
Andrew M. Brooks
Mark S. Finn
David R. Giroux
Paul D. Greene II
Thomas J. Huber
John D. Linehan
Jason B. Polun
Robert T. Quinn, Jr.
Eric L. Veiel
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Financial Services	Jeffrey W. Arricale
Anna M. Dopkin
Christopher T. Fortune
Ian C. McDonald
Michael J. McGonigle
Hwee Jan Ng
Jason B. Polun
Frederick A. Rizzo
Gabriel Solomon
Mitchell J.K. Todd
Eric L. Veiel
Tamara P. Wiggs
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Real Estate	David M. Lee Nina P. Jones Yoichiro Kai Robert J. Marcotte Raymond A. Mills Eric C. Moffett Philip A. Nestico Marta Yago (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Technology	David J. Eiswert
Kennard W. Allen
Christopher W. Carlson
Henry M. Ellenbogen
Daniel Flax
Robert N. Gensler
Rhett K. Hunter
Daniel Martino
Hiroaki Owaki
Joshua K. Spencer
Thomas H. Watson
Alison Mei Ling Yip
Nalin Yogasundram
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
GNMA	Andrew C. McCormick Christopher P. Brown Keir R. Joyce Alan D. Levenson John D. Wells (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President
Growth & Income	Thomas J. Huber
Francisco Alonso
Jeffrey W. Arricale
G. Mark Bussard
Shawn T. Driscoll
David R. Giroux
David M. Lee
David L. Rowlett
Gabriel Solomon
Joshua K. Spencer
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth Stock	P. Robert Bartolo
Kennard W. Allen
Henry M. Ellenbogen
Joseph B. Fath
Robert N. Gensler
Barry Henderson
Kris H. Jenner
Jason Nogueira
Larry J. Puglia
Robert W. Sharps
Robert W. Smith
Taymour R. Tamaddon
Eric L. Veiel
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Health Sciences	Kris H. Jenner
G. Mark Bussard
Melissa C. Gallagher
Andrew R. Hyman
Susan J. Klein
John H. Laporte
Graham M. McPhail
Jason Nogueira
Charles G. Pepin
John C.A. Sherman
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
High Yield	Mark J. Vaselkiv
David C. Beers
Andrew M. Brooks
Justin T. Gerbereux
Paul A. Karpers
Paul M. Massaro
Michael J. McGonigle
Brian A. Rubin
Walter P. Stuart III
Thomas E. Tewksbury
Thea N. Williams
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Index Trust Equity Index 500 Extended Equity Market Index Total Equity Market Index	E. Frederick Bair Ken D. Uematsu Wendy R. Diffenbaugh Sharon E. Janvier Sudhir Nanda Paul W. Wojcik (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President
Inflation Protected Bond	Daniel O. Shackelford Brian J. Brennan Alan D. Levenson Andrew C. McCormick Dimitri V. Grechenko Geoffrey M. Hardin (See preceding table for remaining officers)	President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Institutional Equity Funds
 Institutional Large-Cap Core Growth
 Institutional Large-Cap Growth
 Institutional Large-Cap Value
 Institutional Mid-Cap Equity Growth
 Institutional Small-Cap Stock
 Institutional U.S. Structured Research

Brian C. Rogers
Brian W.H. Berghuis
Anna M. Dopkin
David R. Giroux
John D. Linehan
Gregory A. McCrickard
Larry J. Puglia
Robert W. Sharps
Ann M. Holcomb
Joseph M. Milano
J. David Wagner
John F. Wakeman
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President

Institutional Income Funds Institutional Core Plus Institutional Floating Rate Institutional High Yield	Mark J. Vaselkiv
Brian J. Brennan
Justin T. Gerbereux
Paul A. Karpers
Paul M. Massaro
Andrew M. Brooks
Michael J. Conelius
Steven C. Huber
Ian D. Kelson
Andrew C. McCormick
Michael J. McGonigle
Daniel O. Shackelford
Walter P. Stuart III
Thomas E. Tewksbury
David A. Tiberii
Thea N. Williams
David C. Beers
Brian A. Rubin
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President

Institutional International Funds
 Institutional Africa & Middle East
 Institutional Emerging Markets Bond
 Institutional Emerging Markets Equity
 Institutional Foreign Equity
 Institutional Global Equity
 Institutional Global Large-Cap Equity
 Institutional International Bond

Christopher D. Alderson
R. Scott Berg
Michael J. Conelius
Robert N. Gensler
Ian D. Kelson
Gonzalo Pangaro
Joseph Rohm
Robert W. Smith
Jeffrey W. Arricale
Mark C.J. Bickford-Smith
Richard N. Clattenburg
Mark J.T. Edwards
Henry M. Ellenbogen
M. Campbell Gunn
Kris H. Jenner
Anh Lu
Charles M. Ober
Jeffrey Rottinghaus
Robert W. Sharps
Dean Tenerelli
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

International Funds
 Africa & Middle East
 Emerging Europe & Mediterranean
 Emerging Markets Bond
 Emerging Markets Stock
 European Stock
 Global Infrastructure
 Global Large-Cap Stock
 Global Stock
 International Bond
 International Discovery
 International Growth & Income
 International Stock
 Japan
 Latin America
 New Asia
 Overseas Stock

Christopher D. Alderson
R. Scott Berg
Jose Costa Buck
Michael J. Conelius
Robert N. Gensler
M. Campbell Gunn
Leigh Innes
Ian D. Kelson
Anh Lu
Raymond A. Mills
Gonzalo Pangaro
Joseph Rohm
Robert W. Smith
Dean Tenerelli
Justin Thomson
Ulle Adamson
Jeffrey W. Arricale
Mark C.J. Bickford-Smith
Brian J. Brennan
Archibald A. Ciganer
Richard N. Clattenburg
Richard de los Reyes
Mark J.T. Edwards
Henry M. Ellenbogen
May Foo
Benjamin Griffiths
Kris H. Jenner
Lillian Yan Li
John D. Linehan
Sebastien Mallet
Susanta Mazumdar
Inigo Mijangos
Philip A. Nestico
Hwee Jan Ng
Sridhar Nishtala
Charles M. Ober
Hiroaki Owaki
Austin Powell
Frederick A. Rizzo
Christopher J. Rothery
Jeffrey Rottinghaus
Federico Santilli
Francisco Sersale
Robert W. Sharps
John C.A. Sherman
Jonty Starbuck
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

International Funds (continued)
 Africa & Middle East
 Emerging Europe & Mediterranean
 Emerging Markets Bond
 Emerging Markets Stock
 European Stock
 Global Infrastructure
 Global Large-Cap Stock
 Global Stock
 International Bond
 International Discovery
 International Growth & Income
 International Stock
 Japan
 Latin America
 New Asia
 Overseas Stock
	Miki Takeyama Mitchell J.K. Todd Verena E. Wachnitz Hiroshi Watanabe Christopher S. Whitehouse Clive M. Williams Ernest C. Yeung Alison Mei Ling Yip Christopher Yip (See preceding table for remaining officers)	Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
International Index Fund International Equity Index	E. Frederick Bair Neil Smith Ken D. Uematsu Paul W. Wojcik (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President
Media & Telecommunications	P. Robert Bartolo
Daniel Martino
Ulle Adamson
David J. Eiswert
Henry M. Ellenbogen
Joseph B. Fath
May Foo
Paul D. Greene II
Curt J. Organt
Robert W. Smith
Justin P. White
Christopher S. Whitehouse
Ernest C. Yeung
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Growth	Brian W.H. Berghuis
John F. Wakeman
Kennard W. Allen
P. Robert Bartolo
Donald J. Easley
Henry M. Ellenbogen
Kris H. Jenner
Robert J. Marcotte
Daniel Martino
Joseph M. Milano
Clark R. Shields
Taymour R. Tamaddon
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Value	David J. Wallack
Heather K. McPherson
Peter J. Bates
Christopher W. Carlson
Jonathan Chou
Henry M. Ellenbogen
Mark S. Finn
Gregory A. McCrickard
Joseph M. Milano
J. David Wagner
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New America Growth	Joseph M. Milano
Francisco Alonso
Jeffrey W. Arricale
P. Robert Bartolo
Brian W.H. Berghuis
Shawn T. Driscoll
Jason Nogueira
Curt J. Organt
Robert W. Sharps
Clark R. Shields
Craig A. Thiese
Eric L. Veiel
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era	Charles M. Ober
Ryan Burgess
Richard de los Reyes
Shawn T. Driscoll
Mark S. Finn
David M. Lee
Susanta Mazumdar
Heather K. McPherson
Timothy E. Parker
Craig A. Thiese
David J. Wallack
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Horizons	Henry M. Ellenbogen
Kennard W. Allen
Francisco Alonso
Brian W.H. Berghuis
G. Mark Bussard
Christopher W. Carlson
Hugh M. Evans III
Joseph B. Fath
Kris H. Jenner
John H. Laporte
Graham M. McPhail
Joshua Nelson
Jason Nogueira
Timothy E. Parker
Clark R. Shields
Michael F. Sola
Taymour R. Tamaddon
Ashley R. Woodruff
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

New Income	Daniel O. Shackelford
Brian J. Brennan
Steven C. Huber
Alan D. Levenson
Andrew C. McCormick
Vernon A. Reid, Jr.
David A. Tiberii
Dimitri V. Grechenko
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Personal Strategy Funds Personal Strategy Balanced Personal Strategy Growth Personal Strategy Income	Edmund M. Notzon III
Christopher D. Alderson
Jerome A. Clark
Ian D. Kelson
John H. Laporte
John D. Linehan
Raymond A. Mills
Larry J. Puglia
Brian C. Rogers
Charles M. Shriver
Robert W. Smith
Mark J. Vaselkiv
Richard T. Whitney
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Prime Reserve	Joseph K. Lynagh Steve Boothe Steven G. Brooks G. Richard Dent Alisa Fiumara-Yoch Dylan Jones Alan D. Levenson Susan G. Troll Edward A. Wiese (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Real Estate	David M. Lee Richard N. Clattenburg Anna M. Dopkin Joseph B. Fath Thomas J. Huber Nina P. Jones Michael Lasota Philip A. Nestico Charles M. Ober Theodore E. Robson (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
TRP Reserve Investment Funds TRP Government Reserve Investment TRP Reserve Investment	Joseph K. Lynagh Steve Boothe Steven G. Brooks G. Richard Dent Alan D. Levenson Edward A. Wiese Dylan Jones (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Retirement Funds
 Retirement 2005
 Retirement 2010
 Retirement 2015
 Retirement 2020
 Retirement 2025
 Retirement 2030
 Retirement 2035
 Retirement 2040
 Retirement 2045
 Retirement 2050
 Retirement 2055
 Retirement Income
Edmund M. Notzon III
Jerome A. Clark
Christopher D. Alderson
Ian D. Kelson
John H. Laporte
Wyatt A. Lee
Brian C. Rogers
Robert W. Smith
Mark J. Vaselkiv
Richard T. Whitney
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Science & Technology	Kennard W. Allen
Brian W.H. Berghuis
David J. Eiswert
Henry M. Ellenbogen
Daniel Flax
Rhett K. Hunter
Hiroaki Owaki
Michael F. Sola
Joshua K. Spencer
Thomas H. Watson
Alison Mei Ling Yip
Nalin Yogasundram
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Short-Term Bond	Edward A. Wiese
Brian J. Brennan
Steven G. Brooks
Charles B. Hill
Andrew C. McCormick
Cheryl A. Mickel
Vernon A. Reid, Jr.
Daniel O. Shackelford
John D. Wells
Bridget A. Ebner
Michael J. Grogan
Geoffrey M. Hardin
Keir R. Joyce
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Short-Term Income	Edward A. Wiese
Brian J. Brennan
Steven G. Brooks
Jerome A. Clark
Charles B. Hill
Edmund M. Notzon III
Vernon A. Reid, Jr.
Daniel O. Shackelford
John D. Wells
Bridget A. Ebner
Michael J. Grogan
Geoffrey M. Hardin
Keir R. Joyce
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Small-Cap Stock	Gregory A. McCrickard
Francisco Alonso
Preston G. Athey
Ira W. Carnahan
Hugh M. Evans III
Christopher T. Fortune
Robert J. Marcotte
Joseph M. Milano
Curt J. Organt
Michael F. Sola
J. David Wagner
Kwame C. Webb
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Value	Preston G. Athey Hugh M. Evans III Christopher T. Fortune Susan J. Klein Gregory A. McCrickard Curt J. Organt J. David Wagner Kwame C. Webb (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Spectrum Funds Spectrum Growth Spectrum Income Spectrum International	Edmund M. Notzon III Christopher D. Alderson John H. Laporte Mark C.J. Bickford-Smith Raymond A. Mills Brian C. Rogers Charles M. Shriver Robert W. Smith (See preceding table for remaining officers)	President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President
State Tax-Free Income Trust
 Georgia Tax-Free Bond
 Maryland Short-Term Tax-Free Bond
 Maryland Tax-Free Bond
 Maryland Tax-Free Money
 New Jersey Tax-Free Bond
 New York Tax-Free Bond
 New York Tax-Free Money
 Virginia Tax-Free Bond

Hugh D. McGuirk
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Jonathan M. Chirunga
G. Richard Dent
Charles E. Emrich
Kathryn A. Floyd
Marcy M. Lash
Alan D. Levenson
Linda A. Murphy
Timothy G. Taylor
M. Helena Condez
Chen Shao
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President

Strategic Income	Steven C. Huber Michael J. Conelius Ian D. Kelson Andrew C. McCormick Michael J. McGonigle David Stanley David A. Tiberii Mark J. Vaselkiv (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Summit Funds Summit Cash Reserves Summit GNMA	Edward A. Wiese
Joseph K. Lynagh
Andrew C. McCormick
Steve Boothe
Christopher P. Brown
G. Richard Dent
Alisa Fiumara-Yoch
Keir R. Joyce
Alan D. Levenson
Susan G. Troll
John D. Wells
Dylan Jones
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Summit Municipal Funds Summit Municipal Income Summit Municipal Intermediate Summit Municipal Money Market	Hugh D. McGuirk
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
R. Lee Arnold, Jr.
G. Richard Dent
Marcy M. Lash
Alan D. Levenson
James M. Murphy
Timothy G. Taylor
Edward A. Wiese
M. Helena Condez
Kathryn A. Floyd
Homero J.F. Radway
Chen Shao
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Tax-Efficient Funds Tax-Efficient Equity	Donald J. Peters Hugh D. McGuirk Donald J. Easley Charles E. Emrich William J. Stromberg Mark R. Weigman (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President
Tax-Exempt Money	Joseph K. Lynagh Steven G. Brooks G. Richard Dent Marcy M. Lash Alan D. Levenson Edward A. Wiese M. Helena Condez Chen Shao (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free High Yield	James M. Murphy R. Lee Arnold, Jr. G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk M. Helena Condez Chen Shao Timothy G. Taylor (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President Assistant Vice President
Tax-Free Income	Konstantine B. Mallas R. Lee Arnold, Jr. G. Richard Dent Charles B. Hill Marcy M. Lash Hugh D. McGuirk James M. Murphy M. Helena Condez Chen Shao Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President Assistant Vice President
Tax-Free Short-Intermediate	Charles B. Hill
G. Richard Dent
Charles E. Emrich
Marcy M. Lash
Konstantine B. Mallas
Hugh D. McGuirk
Timothy G. Taylor
Edward A. Wiese
M. Helena Condez
Homero J.F. Radway
Chen Shao
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President Assistant Vice President
U.S. Bond Index	Robert M. Larkins (See preceding table for remaining officers)	President
U.S. Large-Cap Core Fund	Jeffrey Rottinghaus
Jeffrey W. Arricale
Peter J. Bates
Shawn T. Driscoll
Joseph B. Fath
Mark S. Finn
John D. Linehan
George Marzano
Jason Nogueira
Timothy E. Parker
Robert T. Quinn, Jr.
Robert W. Sharps
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
U.S. Treasury Funds U.S. Treasury Intermediate U.S. Treasury Long-Term U.S. Treasury Money	Brian J. Brennan
Joseph K. Lynagh
Steve Boothe
Steven G. Brooks
G. Richard Dent
Dimitri V. Grechenko
Geoffrey M. Hardin
Alan D. Levenson
Vernon A. Reid, Jr.
Daniel O. Shackelford
Dylan Jones
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Value	John D. Linehan
Mark S. Finn
Jeffrey W. Arricale
Peter J. Bates
Ryan Burgess
Ira W. Carnahan
David R. Giroux
Heather K. McPherson
Robert T. Quinn, Jr.
Brian C. Rogers
Eric L. Veiel
Tamara P. Wiggs
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Officers

Name, Year of Birth, and Principal Occupation(s) During Past 5 Years	Position(s) Held With Fund(s)
Ulle Adamson, 1979 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds and Media & Telecommunications Fund
Christopher D. Alderson, 1962
Chief Executive Officer, Director, and President, T. Rowe Price International, Inc.; Vice President, T Rowe Price Global Investment Services Limited and T. Rowe Price Group, Inc.
President, Institutional International Funds and International Funds; Executive Vice President, Spectrum Funds; Vice President, Personal Strategy Funds and Retirement Funds
Kennard W. Allen, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Science & Technology Fund; Vice President, Capital Opportunity Fund, Global Technology Fund, Growth Stock Fund, Mid-Cap Growth Fund, and New Horizons Fund
Francisco Alonso, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, New America Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
R. Lee Arnold, Jr., 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA, CPA	Executive Vice President, Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Jeffrey W. Arricale, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	President, Financial Services Fund; Vice President, Capital Appreciation Fund, Equity Income Fund, Growth & Income Fund, Institutional International Funds, International Funds, New America Growth Fund, U.S. Large-Cap Core Fund, and Value Fund

Preston G. Athey, 1949 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	President, Small-Cap Value Fund; Vice President, Small-Cap Stock Fund
E. Frederick Bair, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Index Trust and International Index Fund; Vice President, Balanced Fund
P. Robert Bartolo, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Growth Stock Fund and Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Mid-Cap Growth Fund, and New America Growth Fund
Peter J. Bates, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Dividend Growth Fund, Mid-Cap Value Fund, U.S. Large-Cap Core Fund, and Value Fund
David C. Beers, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund; Assistant Vice President, Institutional Income Funds
R. Scott Berg, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Institutional International Funds and International Funds
Brian W.H. Berghuis, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Mid-Cap Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, Diversified Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, and Science & Technology Fund

Mark C.J. Bickford-Smith, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds, International Funds, and Spectrum Funds
Steve Boothe, 1977 Vice President, T. Rowe Price; CFA	Vice President, Corporate Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Brian J. Brennan, 1964 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, U.S. Treasury Funds; Executive Vice President, Institutional Income Funds; Vice President, Inflation Protected Bond Fund, International Funds, New Income Fund, Short-Term Bond Fund, and Short-Term Income Fund

Andrew M. Brooks, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Equity Income Fund, High Yield Fund, and Institutional Income Funds
Steven G. Brooks, 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, California Tax-Free Income Trust, Corporate Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Short-Term Bond Fund, Short-Term Income Fund, Tax-Exempt Money Fund, and U.S. Treasury Funds

Christopher P. Brown, 1977 Assistant Vice President, T. Rowe Price	Vice President, GNMA Fund and Summit Funds
Jose Costa Buck, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Funds
Ryan Burgess, 1974 Vice President, T. Rowe Price; formerly intern, T. Rowe Price (to 2006); Vice President and Senior Portfolio Manager, Evergreen Private Asset Management (to 2005); CFA	Vice President, Capital Appreciation Fund, New Era Fund, and Value Fund
G. Mark Bussard, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Blue Chip Growth Fund, Growth & Income Fund, Health Sciences Fund, and New Horizons Fund
Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, Mid-Cap Value Fund, and New Horizons Fund
Ira W. Carnahan, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Small-Cap Stock Fund and Value Fund
Jonathan M. Chirunga, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Income Trust
Jonathan Chou, 1980 Employee, T. Rowe Price; student, Darden Graduate School of Business Administration, University of Virginia (to 2008); and Principal, Gladstone Management Corporation (to 2006)	Vice President, Mid-Cap Value Fund
Archibald A. Ciganer, 1976 Vice President, T Rowe Price Global Investment Services Limited and T. Rowe Price Group, Inc.; formerly Senior Associate, Corporate Finance (Tokyo) (to 2005); CFA	Vice President, International Funds
Jerome A. Clark, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Retirement Funds; Vice President, Personal Strategy Funds and Short-Term Income Fund
Richard N. Clattenburg, 1979 Vice President, T. Rowe Price, T. Rowe Price Global Investment Services Limited, and T. Rowe Price Group, Inc.; CFA	Vice President, Institutional International Funds, International Funds, and Real Estate Fund
M. Helena Condez, 1962 Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Michael J. Conelius, 1964
Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA
Executive Vice President, Institutional International Funds and International Funds; Vice President, Institutional Income Funds and Strategic Income Fund
Richard de los Reyes, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Analyst, Soros Fund Management (to 2006)	Vice President, Blue Chip Growth Fund, International Funds, and New Era Fund
G. Richard Dent, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Income Trust, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Short-Intermediate Fund, and U.S. Treasury Funds

Wendy R. Diffenbaugh, 1954 Vice President, T. Rowe Price	Vice President, Balanced Fund, Diversified Small-Cap Growth Fund, and Index Trust
Anna M. Dopkin, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Opportunity Fund; Executive Vice President, Institutional Equity Funds; Vice President, Balanced Fund, Diversified Small-Cap Growth Fund, Financial Services Fund, and Real Estate Fund

Shawn T. Driscoll, 1975 Vice President, T. Rowe Price Group, Inc.; formerly Equity Research Analyst, MTB Investment Advisors (to 2006);	Vice President, Blue Chip Growth Fund, Growth & Income Fund, New America Growth Fund, New Era Fund, and U.S. Large-Cap Core Fund
Donald J. Easley, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Diversified Mid-Cap Growth Fund; Vice President, Diversified Small-Cap Growth Fund, Mid-Cap Growth Fund, and Tax-Efficient Funds
Bridget A. Ebner, 1970 Vice President, T. Rowe Price	Assistant Vice President, Short-Term Bond Fund and Short-Term Income Fund
Mark J.T. Edwards, 1957 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
David J. Eiswert, 1972 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, and T. Rowe Price Group, Inc.; CFA	President, Global Technology Fund; Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Media & Telecommunications Fund, and Science & Technology Fund
Henry M. Ellenbogen, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, New Horizons Fund; Vice President, Blue Chip Growth Fund, Global Technology Fund, Growth Stock Fund, Institutional International Funds, International Funds, Media & Telecommunications Fund. Mid-Cap Growth Fund, Mid-Cap Value Fund, and Science & Technology Fund

Charles E. Emrich, 1961 Vice President, T. Rowe Price	Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, Tax-Efficient Funds, and Tax-Free Short-Intermediate Fund
Hugh M. Evans III, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, New Horizons Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Joseph B. Fath, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Growth Stock Fund, Media & Telecommunications Fund, New Horizons Fund, Real Estate Fund, and U.S. Large-Cap Core Fund
Roger L. Fiery III, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CPA	Vice President, all funds
Mark S. Finn, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Executive Vice President, Value Fund; Vice President, Capital Appreciation Fund, Equity Income Fund, Mid-Cap Value Fund, New Era Fund, and U.S. Large-Cap Core Fund
Alisa Fiumara-Yoch, 1974 Vice President, T. Rowe Price; CFA	Vice President, Prime Reserve Fund and Summit Funds
Daniel Flax, 1974
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Columbia Business School (to 2006); Equity Analyst/Trader, Madoff Securities International (London) (to 2004)
Vice President, Global Technology Fund and Science & Technology Fund
Kathryn A. Floyd, 1982 Vice President, T. Rowe Price	Vice President, State Tax-Free Income Trust; Assistant Vice President, Summit Municipal Funds
May Foo, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds and Media & Telecommunications Fund
Christopher T. Fortune, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Melissa C. Gallagher, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International; formerly European Pharmaceuticals and Biotech Analyst, Bear Stearns International Ltd. (to 2008)	Vice President, Health Sciences Fund
Robert N. Gensler, 1957 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Executive Vice President, Institutional International Funds and International Funds; Vice President, Global Technology Fund and Growth Stock Fund
Justin T. Gerbereux, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Institutional Income Funds; Vice President, High Yield Fund
John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds
David R. Giroux, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Appreciation Fund; Executive Vice President, Institutional Equity Funds; Vice President, Equity Income Fund, Growth & Income Fund, and Value Fund
Gregory S. Golczewski, 1966 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, all funds
Dimitri V. Grechenko, 1963
Assistant Vice President, T. Rowe Price; formerly Investment Analytics Specialist, Assistant Vice President, Legg Mason Wood Walker, Inc. (to 2006); and Wealth Advisor, Legg Mason Wood Walker, Inc. (to 2005); CFA
Vice President, U.S. Treasury Funds; Assistant Vice President, Inflation Protected Bond Fund and New Income Fund
Paul D. Greene II, 1978
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Graduate School of Business, Stanford University (to 2006); Finance & Operations Analyst, ArvinMeritor, Inc. (to 2004)
Vice President, Capital Appreciation Fund, Equity Income Fund, and Media & Telecommunications Fund
Benjamin Griffiths, 1977 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Investment Manager, Baillie Gifford (to 2006); CFA	Vice President, International Funds
Michael J. Grogan, 1971 Vice President, T. Rowe Price; CFA	Assistant Vice President, Corporate Income Fund, New Income Fund, Short-Term Bond Fund, and Short-Term Income Fund
M. Campbell Gunn, 1956 Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Executive Vice President, International Funds; Vice President, Institutional International Funds
Geoffrey M. Hardin, 1971
Vice President, T. Rowe Price; formerly, Investment Analyst, Morgan Stanley`s Alternative Investment Partners Group (to 2007); Associate Portfolio Manager, Smith Breeden Associates (to 2005)
Vice President, U.S. Treasury Funds; Assistant Vice President, Inflation Protected Bond Fund, Short-Term Bond Fund, and Short-Term Income Fund
Barry Henderson, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Research Analyst, Soros Fund Management (to 2006)	Vice President, Growth Stock Fund
Charles B. Hill, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Income Trust and Summit Municipal Funds; Vice President, Short-Term Bond Fund, Short-Term Income Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund

Gregory K. Hinkle, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, partner, PricewaterhouseCoopers, LLP (to 2007); CPA	Treasurer, all funds
Ann M. Holcomb, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Capital Opportunity Fund and Institutional Equity Funds
Steven C. Huber, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly chief investment officer, Maryland State Retirement Agency pension fund (to 2006); CFA, FSA	President, Strategic Income Fund; Vice President, Institutional Income Funds and New Income Fund
Thomas J. Huber, 1966 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Dividend Growth Fund and Growth & Income Fund; Vice President, Blue Chip Growth Fund, Equity Income Fund, and Real Estate Fund
Rhett K. Hunter, 1977 Vice President, T. Rowe Price; formerly student, MIT Sloan School of Management (to 2007), Bowdoin College (to 2005)	Vice President, Global Technology Fund and Science & Technology Fund
Andrew R. Hyman, 1968 Vice President, T. Rowe Price International, Inc.; formerly Principal, L. Capital Partners (to 2007); Health Care Analyst, Columbus Circle Investors (to 2005); M.D.	Vice President, Health Sciences Fund
Leigh Innes, 1976 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Executive Vice President, International Funds
Sharon E. Janvier, 1975 Assistant Vice President, T. Rowe Price	Vice President, Index Trust
Kris H. Jenner, 1962 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, and T. Rowe Price Group, Inc.; M.D., D. Phil.	President, Health Sciences Fund; Vice President, Growth Stock Fund, Institutional International Funds, International Funds, Mid-Cap Growth Fund, and New Horizons Fund
Dylan Jones, 1971 Assistant Vice President, T. Rowe Price; CFA	Vice President, Prime Reserve Fund; Assistant Vice President, TRP Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Nina P. Jones, 1980 Employee, T. Rowe Price; formerly intern, T. Rowe Price (summer 2007); Senior Associate KPMG LLP; student, Columbia Business School; CPA	Vice President, Global Real Estate Fund and Real Estate Fund
Keir R. Joyce, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, GNMA Fund and Summit Funds; Assistant Vice President, Short-Term Bond Fund and Short-Term Income Fund
Yoichiro Kai, 1973
Vice President, T. Rowe Price Global Investment Services Limited; formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager, Citadel Investment Group, Asia Limited (to 2009); Research Analyst, Japanese Equities & Sector Fund Portfolio Manager, Fidelity Investments Japan Limited (to 2007)
Vice President, Global Real Estate Fund
Paul A. Karpers, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Institutional Income Funds; Vice President, Balanced Fund and High Yield Fund
Ian D. Kelson, 1956 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Executive Vice President, Institutional International Funds and International Funds; Vice President, Institutional Income Funds, Personal Strategy Funds, Retirement Funds, and Strategic Income Fund
Susan J. Klein, 1950 Vice President, T. Rowe Price	Vice President, Health Sciences Fund and Small-Cap Value Fund
Robert M. Larkins, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, U.S. Bond Index Fund; Vice President, Balanced Fund
Marcy M. Lash, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
Michael M. Lasota, 1982 Employee, T. Rowe Price; formerly student, University of Chicago, Graduate School of Business (to 2008); associate, The Boston Consulting Group (to 2006)	Vice President, Real Estate Fund
David M. Lee, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Global Real Estate Fund and Real Estate Fund; Vice President, Dividend Growth Fund, Growth & Income Fund, and New Era Fund
Wyatt A. Lee, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Retirement Funds
Alan D. Levenson, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.	Vice President, California Tax-Free Income Trust, Corporate Income Fund, GNMA Fund, Inflation Protected Bond Fund, New Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Lillian Yan Li, 1979 Vice President, T. Rowe Price International, Inc.; Analyst, Deutsche Bank (Hong Kong) (to 2007); CFA	Vice President, International Funds
John D. Linehan, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Value Fund; Executive Vice President, Institutional Equity Funds; Vice President, Balanced Fund, Capital Appreciation Fund, Equity Income Fund, International Funds, Personal Strategy Funds, and U.S. Large-Cap Core Fund

Patricia B. Lippert, 1953 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds
Anh Lu, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Funds; Vice President, Institutional International Funds
Joseph K. Lynagh, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc. and T. Rowe Price Trust Company; CFA	President, Prime Reserve Fund, Tax-Exempt Money Fund, and TRP Reserve Investment Funds; Executive Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, Summit Funds, Summit Municipal Funds, and U.S. Treasury Funds

Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Tax-Free Income Fund; Executive Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, and Summit Municipal Funds; Vice President, Tax-Free High Yield Fund and Tax-Free Short-Intermediate Fund

Sebastien Mallet, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Real Estate Fund, Mid-Cap Growth Fund, and Small-Cap Stock Fund
Jennifer Martin, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund
Daniel Martino, 1974
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Research Analyst and Co-portfolio Manager, Taurus Asset Management (to 2006), Onex Public Markets Group (to 2006), and MFS Investment Management (to 2005); CFA
Executive Vice President, Media & Telecommunications Fund; Vice President, Dividend Growth Fund, Global Technology Fund, and Mid-Cap Growth Fund
George Marzano, 1980 Assistant Vice President, T. Rowe Price	Vice President, U.S. Large-Cap Core Fund
Paul M. Massaro, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, Institutional Income Funds; Vice President, Capital Appreciation Fund and High Yield Fund
Susanta Mazumdar, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds and New Era Fund
Andrew C. McCormick, 1960
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly Chief Investment Officer, IMPAC Mortgage Holdings (to 2008); Senior Portfolio Manager, Avenue Capital Group (to 2006), and Senior Vice President, Portfolio Transactions, Federal National Mortgage Association (to 2005)
President, GNMA Fund; Executive Vice President, Summit Funds; Vice President, Inflation Protected Bond Fund, Institutional Income Funds, New Income Fund, Short-Term Bond Fund, and Strategic Income Fund

Gregory A. McCrickard, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Mid-Cap Value Fund and Small-Cap Value Fund
Ian C. McDonald, 1971 Vice President, T. Rowe Price; formerly Insurance Correspondent, The Wall Street Journal (to 2007); and Staff Reporter, The Wall Street Journal (2006)	Vice President, Financial Services Fund
Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Financial Services Fund, High Yield Fund, Institutional Income Funds, and Strategic Income Fund
Hugh D. McGuirk, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, California Tax-Free Income Trust, State Tax-Free Income Trust, and Summit Municipal Funds; Executive Vice President, Tax-Efficient Funds; Vice President, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Graham M. McPhail, 1975 Employee, T. Rowe Price; formerly Analyst, The Boston Company Asset Management (to 2008); Junior Portfolio Manager, J.L. Kaplan Associates (to 2006)	Vice President, Health Sciences Fund and New Horizons Fund
Heather K. McPherson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Executive Vice President, Mid-Cap Value Fund; Vice President, Capital Appreciation Fund, New Era Fund, and Value Fund
Cheryl A. Mickel, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Short-Term Bond Fund
Inigo Mijangos, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Joseph M. Milano, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New America Growth Fund; Vice President, Capital Appreciation Fund, Institutional Equity Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Small-Cap Stock Fund
Raymond A. Mills, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; Ph.D., CFA	Executive Vice President, International Funds; Vice President, Balanced Fund, Global Real Estate Fund, Personal Strategy Funds, and Spectrum Funds
Eric C. Moffett, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Analyst, Fayez Sarofim & Company (to 2007)	Vice President, Global Real Estate Fund
James M. Murphy, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Linda A. Murphy, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, California Tax-Free Income Trust and State Tax-Free Income Trust
Sudhir Nanda, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	President, Diversified Small-Cap Growth Fund; Vice President, Capital Appreciation Fund, Diversified Mid-Cap Growth Fund, and Index Trust
Joshua Nelson, 1977 Vice President, T. Rowe Price; formerly Assistant Vice President of Investment Banking, Citigroup Global Markets, Inc. (to 2005)	Vice President, Blue Chip Growth Fund and New Horizons Fund
Philip A. Nestico, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Global Real Estate Fund, International Funds, and Real Estate Fund
Hwee Jan Ng, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, Financial Services Fund and International Funds
Sridhar Nishtala, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Jason Nogueira, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Dividend Growth Fund, Growth Stock Fund, Health Sciences Fund, New America Growth Fund, New Horizons Fund, and U.S. Large-Cap Core Fund
Edmund M. Notzon III, 1945
Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Ph.D., CFA
President, Balanced Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds; Vice President, Short-Term Income Fund
Charles M. Ober, 1950 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New Era Fund; Vice President, Institutional International Funds, International Funds, and Real Estate Fund
David Oestreicher, 1967
Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice President, T. Rowe Price, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
Vice President, all funds
Curt J. Organt, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Diversified Small-Cap Growth Fund, Media & Telecommunications Fund, New America Growth Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Hiroaki Owaki, 1962 Vice President, T. Rowe Price Global Investment Services Limited and T. Rowe Price Group, Inc.; CFA	Vice President, Global Technology Fund, International Funds, and Science & Technology Fund
Gonzalo Pangaro, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Executive Vice President, International Funds and Institutional International Funds
Timothy E. Parker, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Dividend Growth Fund, New Era Fund, New Horizons Fund, and U.S. Large-Cap Core Fund
Charles G. Pepin, 1966 Director, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund and Health Sciences Fund
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
Jason B. Polun, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Equity Income Fund and Financial Services Fund
Austin Powell, 1969 Vice President, T. Rowe Price Global Investment Services Limited and T. Rowe Price Group, Inc.; CFA	Vice President, International Funds
Larry J. Puglia, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	President, Blue Chip Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, Balanced Fund, Growth Stock Fund, and Personal Strategy Funds
Robert T. Quinn, Jr., 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, U.S. Large-Cap Core Fund, and Value Fund
Homero J.F. Radway, 1976 Assistant Vice President, T. Rowe Price; formerly Fixed Income and Derivative Associates, Credit Suisse First Boston (to 2007)	Assistant Vice President, Summit Municipal Funds and Tax-Free Short-Intermediate Fund
Vernon A. Reid, Jr., 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, New Income Fund, Short-Term Bond Fund, Short-Term Income Fund, and U.S. Treasury Funds
Frederick A. Rizzo, 1969
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Analyst, F&C Asset Management (London) (to 2006); Senior Equity Analyst, Citigroup (London) (to 2004)
Vice President, Financial Services Fund and International Funds
Michael T. Roberts, 1980 Vice President, T. Rowe Price; formerly student, Brown University, and Research Analyst, Chicago Board of Options Exchange (to 2005)	Vice President, Diversified Small-Cap Growth Fund
Theodore E. Robson, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Corporate Income Fund and Real Estate Fund
Joseph Rohm, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, Institutional International Funds and International Funds
Christopher J. Rothery, 1963 Vice President, T Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, International Funds
Jeffrey Rottinghaus, 1970 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, and T. Rowe Price Group, Inc.; CPA	President, U.S. Large-Cap Core Fund; Vice President, Institutional International Funds and International Funds
David L. Rowlett, 1975 Vice President, T. Rowe Price; formerly Analyst and Portfolio Manager, Neuberger Berman (to 2008); and Investment Banking Associate, Merrill Lynch & Company (to 2005); CFA	Vice President, Growth & Income Fund
Brian A. Rubin, 1974 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CPA	Vice President, High Yield Fund; Assistant Vice President, Institutional Income Funds
Federico Santilli, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
Deborah D. Seidel, 1962 Vice President, T. Rowe Price, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.	Vice President, all funds
Francisco Sersale, 1980 Employee, T. Rowe Price; formerly Investment Analyst, Explorador Capital Management, LLC (to 2005)	Vice President, International Funds
Daniel O. Shackelford, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Inflation Protected Bond Fund and New Income Fund; Vice President, Institutional Income Funds, Short-Term Bond Fund, Short-Term Income Fund, and U.S. Treasury Funds
Chen Shao, 1980 Employee, T. Rowe Price; formerly Junior Accountant, News America Corporation, and Reconciliation Associate, Cablevision Corporation (to 2005)	Assistant Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund

Robert W. Sharps, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CPA	Executive Vice President, Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Growth Stock Fund, Institutional International Funds, International Funds, New America Growth Fund, and U.S. Large-Cap Core Fund

John C.A. Sherman, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Health Sciences Fund and International Funds
Clark R. Shields, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Harvard Business School (to 2006); Associate, MDT Advisers (to 2004)	Vice President, Mid-Cap Growth Fund, New America Growth Fund, and New Horizons Fund
Charles M. Shriver, 1967 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, and T. Rowe Price Group, Inc.; CFA	Vice President, Personal Strategy Funds and Spectrum Funds
Neil Smith, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Index Fund
Robert W. Smith, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Institutional International Funds and International Funds; Vice President, Growth Stock Fund, Media & Telecommunications Fund, Personal Strategy Funds, Retirement Funds, and Spectrum Funds

Michael F. Sola, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, New Horizons Fund, Science & Technology Fund, and Small-Cap Stock Fund
Gabriel Solomon, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Financial Services Fund, and Growth & Income Fund
Joshua K. Spencer, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Global Technology Fund, Growth & Income Fund, and Science & Technology Fund
David Stanley, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Strategic Income Fund
Jonty Starbuck, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; Ph.D.	Vice President, International Funds
William J. Stromberg, 1960
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Global Investment Services, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA
Vice President, Capital Appreciation Fund, Dividend Growth Fund, and Tax-Efficient Funds
Walter P. Stuart III, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Miki Takeyama, 1970 Vice President, T. Rowe Price Global Investment Services Limited and T. Rowe Price Group, Inc.	Vice President, International Funds
Taymour R. Tamaddon, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Capital Appreciation Fund, Growth Stock Fund, Health Sciences Fund, Mid-Cap Growth Fund, and New Horizons Fund
Timothy G. Taylor, 1975 Vice President, T. Rowe Price; CFA	Vice President, California Tax-Free Income Trust, State Tax-Free Income Trust, Summit Municipal Funds, and Tax-Free Short-Intermediate Fund; Assistant Vice President, Tax-Free High Yield Fund and Tax-Free Income Fund

Dean Tenerelli, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Funds; Vice President, Institutional International Funds
Thomas E. Tewksbury, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, High Yield Fund and Institutional Income Funds
Craig A. Thiese, 1975 Vice President, T. Rowe Price; formerly Equity Trader, Rydex Investments (to 2006)	Vice President, New America Growth Fund and New Era Fund
Justin Thomson, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Executive Vice President, International Funds
David A. Tiberii, 1965 Vice President, T. Rowe Price, T Rowe Price Global Investment Services Limited, and T. Rowe Price Group, Inc.; CFA	President, Corporate Income Fund; Vice President, Institutional Income Funds, New Income Fund, and Strategic Income Fund
Mitchell J.K. Todd, 1974 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Financial Services Fund and International Funds
Susan G. Troll, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Capital Appreciation Fund, Prime Reserve Fund, and Summit Funds
Ken D. Uematsu, 1969 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA	Executive Vice President, Index Trust; Vice President, International Index Fund
Mark J. Vaselkiv, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company	President, High Yield Fund and Institutional Income Funds; Executive Vice President, Corporate Income Fund; Vice President, Personal Strategy Funds, Retirement Funds, and Strategic Income Fund
Eric L. Veiel, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Financial Services Fund, Growth Stock Fund, New America Growth Fund, and Value Fund
Verena E. Wachnitz, 1978 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
J. David Wagner, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Diversified Small-Cap Growth Fund, Institutional Equity Funds, Mid-Cap Value Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Diversified Mid-Cap Growth Fund and Institutional Equity Funds
David J. Wallack, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Mid-Cap Value Fund; Vice President, New Era Fund
Julie L. Waples, 1970 Vice President, T. Rowe Price	Vice President, all funds
Hiroshi Watanabe, 1975
Vice President, T. Rowe Price Global Investment Services Limited and T. Rowe Price Group, Inc.; formerly Deputy Director, Space Industry Office, Manufacturing Industries Bureau (to 2006); Assistant Manager, Gas Safety Division, Nuclear and Industrial Safety Agency (to 2003); CFA
Vice President, International Funds
Thomas H. Watson, 1977 Vice President, T. Rowe Price; formerly Strategy Analyst, Forrester Research (2002 to 2005)	Vice President, Global Technology Fund and Science & Technology Fund
Kwame C. Webb, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Mark R. Weigman, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
John D. Wells, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Savings Bank	Vice President, GNMA Fund, Short-Term Bond Fund, Short-Term Income Fund, and Summit Funds
Justin P. White, 1981 Employee, T. Rowe Price; formerly student, Tuck School of Business at Dartmouth (to 2008); and Senior Analyst, Analysis Group (to 2006)	Vice President, Media & Telecommunications Fund
Christopher S. Whitehouse, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds and Media & Telecommunications Fund
Richard T. Whitney, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Balanced Fund; Vice President, Personal Strategy Funds and Retirement Funds
Edward A. Wiese, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank; CFA	President, Short-Term Bond Fund, Short-Term Income Fund, and Summit Funds; Vice President, Corporate Income Fund, Prime Reserve Fund, TRP Reserve Investment Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and Tax-Free Short-Intermediate Fund

Tamara P. Wiggs, 1979 Vice President, T. Rowe Price; formerly Vice President, Institutional Equity Trading, Merrill Lynch & Co., Inc. (to 2007)	Vice President, Capital Appreciation Fund, Financial Services Fund, and Value Fund
Clive M. Williams, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Thea N. Williams, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Corporate Income Fund, High Yield Fund, and Institutional Income Funds
Paul W. Wojcik, 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Index Trust and International Index Fund
Ashley R. Woodruff, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Vice President and Senior Restaurants Analyst, Friedman, Billings, Ramsey & Co. (to 2006); CFA	Vice President, New Horizons Fund
Marta Yago, 1977
Vice President, T. Rowe Price International, Inc.; formerly a student, Columbia Business School (to 2007); Senior Associate, Fixed Income Division, Citigroup Investment Banking (to 2005)
Vice President, Global Real Estate Fund
Ernest C. Yeung, 1979 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds and Media & Telecommunications Fund
Alison Mei Ling Yip, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; formerly Analyst, Credit Suisse First Boston (to 2006)	Vice President, Global Technology Fund, International Funds, and Science & Technology Fund
Christopher Yip, 1975 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
Nalin Yogasundram, 1975
Vice President, T. Rowe Price; formerly Equity Analyst Intern, American Century Investments (to 2006); Project Lead, Ceterus Networks (to 2005); Project Lead, Mahi Networks, (to 2004)
Vice President, Global Technology Fund and Science & Technology Fund

Directors` Compensation

The following table shows remuneration paid by the funds to the independent directors. The independent directors are paid $210,000 for their service on the Boards. A director serving on the Joint Audit Committee receives an additional $7,500 for his/her service and the chairman of the Joint Audit Committee receives an additional $15,000 for his/her service. The Lead Independent Director receives an additional $100,000 for serving in this capacity. Any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International (inside directors) does not receive any remuneration from the funds. The funds do not pay pension or retirement benefits to any of their directors or officers.

The following table shows the total compensation from the funds paid to the directors for the calendar year 2009:
Directors	Total Compensation
Brody	$210,000
Casey	217,500
Deering (Lead)	317,500
Dick	210,000
Horn	210,000
Rodgers	225,000
Schreiber	210,000
Tercek	217,500


The following table shows the amounts paid to the directors by each fund based on accrued compensation for the calendar year 2009:
Fund	Aggregate Compensation From Fund
	Brody	Casey	Deering	Dick	Horn	Rodgers	Schreiber	Tercek
Africa & Middle East	$116	$805	$1,162	$777	$815	$807	$777	$569
Balanced	332	2,008	2,903	1,939	2,031	2,014	1,939	1,478
Blue Chip Growth	867	5,604	8,101	5,411	5,668	5,621	5,411	4,201
California Tax-Free Bond	125	876	1,264	845	887	878	845	623
California Tax-Free Money	105	764	1,102	737	774	766	737	538
Capital Appreciation	867	5,165	7,468	4,987	5,222	5,180	4,987	3,856
Capital Opportunity	117	807	1,166	779	818	810	779	574
Corporate Income	145	941	1,360	909	953	944	909	687
Diversified Mid-Cap Growth	105	738	1,066	713	748	740	713	522
Diversified Small-Cap Growth	103	728	1,051	703	738	730	703	514
Dividend Growth	183	1,144	1,654	1,105	1,158	1,148	1,105	833
Emerging Europe & Mediterranean	158	947	1,369	914	957	949	914	694
Emerging Markets Bond	243	1,242	1,799	1,199	1,252	1,245	1,199	946
Emerging Markets Stock	512	2,600	3,767	2,510	2,621	2,608	2,510	2,022
Equity Income	867	6,221	8,982	6,007	6,304	6,239	6,007	4,373
Equity Index 500	867	5,669	8,194	5,474	5,733	5,686	5,474	4,267
European Stock	164	1,046	1,512	1,010	1,059	1,049	1,010	755
Extended Equity Market Index	124	843	1,218	814	854	846	814	600
Financial Services	129	865	1,249	835	875	867	835	619
Georgia Tax-Free Bond	111	775	1,119	748	785	777	748	549
Global Infrastructure(a)	4,583	4,583	4,583	4,583	4,583	4,583	4,583	4,583
Global Large-Cap Stock	99	703	1,015	679	712	705	679	496
Global Real Estate	98	697	1,007	673	707	699	673	491
Global Stock	166	1,069	1,545	1,032	1,082	1,072	1,032	774
Global Technology	116	775	1,120	749	785	777	749	555
GNMA	232	1,532	2,213	1,479	1,552	1,536	1,479	1,114
TRP Government Reserve Investment	202	1,248	1,803	1,205	1,262	1,251	1,205	907
Growth & Income	189	1,214	1,754	1,172	1,229	1,217	1,172	878
Growth Stock	867	6,221	8,982	6,007	6,304	6,239	6,007	4,373
Health Sciences	279	1,757	2,540	1,697	1,778	1,762	1,697	1,280
High Yield	697	3,947	5,710	3,811	3,987	3,958	3,811	3,031
Inflation Protected Bond	122	844	1,219	815	855	846	815	602
Institutional Africa & Middle East	103	723	1,044	698	733	725	698	512
Institutional Core Plus	105	744	1,075	719	754	746	719	525
Institutional Emerging Markets Bond	110	733	1,059	708	742	735	708	524
Institutional Emerging Markets Equity	135	870	1,257	840	880	873	840	628
Institutional Floating Rate	163	1,098	1,585	1,060	1,112	1,101	1,060	789
Institutional Foreign Equity	102	721	1,042	697	731	723	697	509
Institutional Global Equity	113	776	1,121	749	786	778	749	553
Institutional Global Large-Cap Equity	98	697	1,006	673	706	699	673	491
Institutional High Yield	208	1,213	1,754	1,171	1,226	1,216	1,171	910
Institutional International Bond	106	735	1,062	710	745	737	710	522
Institutional Large-Cap Core Growth	108	751	1,084	725	760	753	725	532
Institutional Large-Cap Growth	234	1,397	2,020	1,349	1,412	1,401	1,349	1,037
Institutional Large-Cap Value	128	865	1,249	835	876	867	835	618
Institutional Mid-Cap Equity Growth	140	918	1,326	886	929	920	886	659
Institutional Small-Cap Stock	122	837	1,209	809	848	840	809	593
Institutional U.S. Structured Research	110	763	1,101	736	772	765	736	541
International Bond	432	2,355	3,407	2,273	2,377	2,361	2,273	1,752
International Discovery	295	1,640	2,373	1,583	1,656	1,645	1,583	1,230
International Equity Index	135	899	1,299	868	910	902	868	644
International Growth & Income	363	2,066	2,989	1,995	2,087	2,072	1,995	1,555
International Stock	617	3,364	4,869	3,248	3,396	3,374	3,248	2,564
Japan	115	821	1,185	792	832	823	792	575
Latin America	353	1,802	2,610	1,740	1,816	1,807	1,740	1,383
Maryland Short-Term Tax-Free Bond	119	820	1,184	792	830	822	792	585
Maryland Tax-Free Bond	248	1,591	2,299	1,536	1,611	1,595	1,536	1,167
Maryland Tax-Free Money	113	817	1,180	789	829	820	789	577
Media & Telecommunications	227	1,342	1,941	1,296	1,357	1,346	1,296	994
Mid-Cap Growth	867	6,119	8,836	5,908	6,198	6,137	5,908	4,373
Mid-Cap Value	727	3,881	5,619	3,748	3,916	3,893	3,748	2,961
New America Growth	171	1,077	1,556	1,040	1,089	1,080	1,040	789
New Asia	447	2,225	3,225	2,148	2,240	2,232	2,148	1,739
New Era	548	2,991	4,328	2,888	3,021	3,000	2,888	2,269
New Horizons	586	3,376	4,884	3,260	3,411	3,386	3,260	2,536
New Income	867	5,074	7.337	4,899	5,131	5,088	4,899	3,777
New Jersey Tax-Free Bond	118	823	1,188	794	833	825	794	584
New York Tax-Free Bond	126	868	1,254	838	880	871	838	619
New York Tax-Free Money	107	775	1,119	749	786	777	749	546
Overseas Stock	277	1,623	2,347	1,567	1,640	1,628	1,567	1,215
Personal Strategy Balanced	220	1,377	1,990	1,330	1,394	1,381	1,330	1,003
Personal Strategy Growth	190	1,199	1,733	1,158	1,214	1,203	1,158	873
Personal Strategy Income	169	1,097	1,585	1,060	1,111	1,100	1,060	792
Prime Reserve	624	4,508	6,504	4,353	4,574	4,520	4,353	3,251
Real Estate	290	1,666	2,411	1,609	1,683	1,671	1,609	1,226
TRP Reserve Investment	867	5,735	8,288	5,537	5,801	5,752	5,537	4,357
Retirement 2005	178	1,149	1,660	1,109	1,163	1,152	1,109	833
Retirement 2010	526	3,077	4,449	2,971	3,110	3,086	2,971	2,294
Retirement 2015	466	2,639	3,818	2,548	2,666	2,647	2,548	1,985
Retirement 2020	867	4,798	6,943	4,632	4,844	4,812	4,632	3,669
Retirement 2025	470	2,564	3,711	2,475	2,588	2,571	2,475	1,953
Retirement 2030	711	3,741	5,417	3,612	3,774	3,753	3,612	2,888
Retirement 2035	331	1,819	2,632	1,756	1,836	1,824	1,756	1,382
Retirement 2040	473	2,489	3,605	2,404	2,511	2,497	2,404	1,923
Retirement 2045	203	1,181	1,708	1,140	1,193	1,184	1,140	884
Retirement 2050	142	878	1,270	848	888	881	848	644
Retirement 2055	107	739	1,067	714	749	741	714	525
Retirement Income	243	1,492	2,157	1,441	1,509	1,496	1,441	1,098
Science & Technology	341	1,949	2,820	1,882	1,969	1,955	1,882	1,481
Short-Term Bond	435	2,199	3,184	2,123	2,217	2,205	2,123	1,691
Short-Term Income	250	1,483	2,144	1,432	1,499	1,487	1,432	1,087
Small-Cap Stock	541	3,092	4,472	2,985	3,124	3,101	2,985	2,314
Small-Cap Value	579	3,271	4,733	3,158	3,303	3,281	3,158	2,457
Spectrum Growth	354	2,082	3,011	2,010	2,105	2,088	2,010	1,543
Spectrum Income	580	3,489	5,043	3,368	3,529	3,498	3,368	2,584
Spectrum International	140	901	1,302	870	911	903	870	651
Strategic Income	107	734	1,061	709	744	737	709	523
Summit Cash Reserves	635	4,416	6,374	4,264	4,478	4,428	4,264	3,193
Summit GNMA	111	774	1,117	747	784	776	747	551
Summit Municipal Income	133	902	1,303	871	914	905	871	644
Summit Municipal Intermediate	194	1,228	1,775	1,186	1,243	1,232	1,186	895
Summit Municipal Money Market	121	871	1,257	841	883	873	841	615
Tax-Efficient Equity	103	713	1,030	689	722	715	689	504
Tax-Exempt Money	181	1,279	1,846	1,235	1,297	1,283	1,235	916
Tax-Free High Yield	247	1,517	2,193	1,465	1,535	1,521	1,465	1,126
Tax-Free Income	293	1,825	2,638	1,762	1,847	1,830	1,762	1,349
Tax-Free Short-Intermediate	187	1,139	1,646	1,100	1,152	1,142	1,100	837
Total Equity Market Index	137	917	1,324	885	928	919	885	656
U.S. Bond Index	136	914	1,321	883	926	917	883	657
U.S. Large-Cap Core(b)	98	329	481	317	325	331	317	325
U.S. Treasury Intermediate	145	1,050	1,515	1,014	1,065	1,053	1,014	738
U.S. Treasury Long-Term	121	884	1,275	853	896	886	853	617
U.S. Treasury Money	265	1,927	2,781	1,861	1,955	1,932	1,861	1,383
Value	867	4,859	7,032	4,692	4,906	4,874	4,692	3,707
Virginia Tax-Free Bond	162	1,075	1,554	1,038	1,089	1,078	1,038	778


(a)Estimated for the period January 28, 2010, through December 31, 2010.

(b)For the period June 27, 2009, through December 31, 2009.

Directors` Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the independent and inside directors, as of December 31, 2008, unless otherwise indicated.

Aggregate Holdings, All Funds	Independent Directors
	Casey	Deering	Dick	Horn	Rodgers	Schreiber
	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Africa & Middle East	None	over $100,000	None	None	None	None
Balanced	None	None	None	None	None	None
Blue Chip Growth	$50,001-$100,000	None	$10,001-$50,000	$10,001-$50,000	None	over $100,000
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None
Blue Chip Growth Fund— R Class	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None
California Tax-Free Bond	None	None	None	None	None	None
California Tax-Free Money	None	None	None	None	None	None
Capital Appreciation	None	None	over $100,000	None	over $100,000	None
Capital Appreciation Fund—Advisor Class	None	None	None	None	None	None
Capital Opportunity	$50,001-$100,000	None	None	None	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None	None	None
Corporate Income	$50,001-$100,000	None	$50,001-$100,000	None	None	None
Diversified Mid-Cap Growth	None	None	None	None	$1-$10,000	None
Diversified Small-Cap Growth	None	None	None	None	None	None
Dividend Growth	None	None	None	$10,001-$50,000	None	None
Dividend Growth Fund—Advisor Class	None	None	None	None	None	None
Emerging Europe & Mediterranean	None	None	None	None	None	None
Emerging Markets Bond	None	None	None	None	$50,001-$100,000	None
Emerging Markets Stock	$10,001-$50,000	over $100,000	None	None	$10,001-$50,000	None
Equity Income	$50,001-$100,000	over $100,000	$50,001-$100,000	None	None	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None
Equity Index 500	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None
European Stock	None	None	None	None	None	None
Extended Equity Market Index	None	None	None	None	$10,001-$50,000	None
Financial Services	None	None	$10,001-$50,000	None	None	None
Georgia Tax-Free Bond	None	None	None	None	None	None
Global Large-Cap Stock	None	None	None	None	None	None
Global Large-Cap Stock Fund—Advisor Class	None	None	None	None	None	None
Global Real Estate	None	None	None	None	None	None
Global Real Estate Fund—Advisor Class	None	None	None	None	None	None
Global Stock	None	over $100,000	$50,001-$100,000	None	None	None
Global Stock Fund—Advisor Class	None	None	None	None	None	None
Global Technology	None	None	None	None	None	None
GNMA	None	None	None	None	None	over $100,000
TRP Government Reserve Investment	None	None	None	None	None	None
Growth & Income	None	None	$1-$10,000	None	None	over $100,000
Growth Stock	None	None	$50,001-$100,000	None	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None
Health Sciences	None	None	$10,001-$50,000	None	None	None
Health Sciences Portfolio	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None
High Yield	$50,001-$100,000	None	$50,001-$100,000	None	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None	None	None
Inflation Protected Bond	None	None	None	None	None	None
Institutional Africa & Middle East	None	None	None	None	None	None
Institutional Concentrated Large-Cap Value	None	None	None	None	None	None
Institutional Core Plus	None	None	None	None	None	None
Institutional Emerging Markets Bond	None	None	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None	None	None
Institutional Floating Rate	None	None	None	None	None	None
Institutional Foreign Equity	None	None	None	None	None	None
Institutional Global Equity	None	None	None	None	None	None
Institutional Global Large-Cap Equity	None	None	None	None	None	None
Institutional High Yield	None	None	None	None	None	None
Institutional International Bond	None	None	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None	None	None
Institutional Large-Cap Value	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None	None	None
Institutional U.S. Structured Research	None	None	None	None	None	None
International Bond	None	None	$50,001-$100,000	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None
International Discovery	$10,001-$50,000	None	None	None	None	None
International Equity Index	None	None	None	None	None	None
International Growth & Income	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None
International Stock	None	None	None	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None
International Stock Fund— R Class	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None
Japan	None	None	None	None	None	None
Latin America	None	None	None	None	over $100,000	None
Limited-Term Bond Portfolio	None	None	None	None	None	None
Limited-Term Bond Portfolio—II	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None	None	None	None
Maryland Tax-Free Bond	None	None	None	None	None	None
Maryland Tax-Free Money	None	None	None	None	None	None
Media & Telecommunications	$10,001-$50,000	None	None	None	None	None
Mid-Cap Growth	None	None	None	None	None	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None
Mid-Cap Value	None	None	None	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None
New America Growth	None	None	None	None	$1-$10,000	None
New America Growth Fund—Advisor Class	None	None	None	None	None	None
New America Growth Portfolio	None	None	None	None	None	None
New Asia	None	None	None	None	None	None
New Era	None	None	None	None	None	None
New Horizons	over $100,000	None	None	None	None	None
New Income	over $100,000	None	over $100,000	None	None	over $100,000
New Income Fund—Advisor Class	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None	None	None
New York Tax-Free Bond	None	None	None	None	None	None
New York Tax-Free Money	None	None	None	None	None	None
Overseas Stock	None	None	None	None	None	None
Personal Strategy Balanced	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None
Personal Strategy Growth	None	None	None	None	None	None
Personal Strategy Income	None	None	None	None	None	None
Prime Reserve	None	None	$1-$10,000	None	over $100,000	$10,001-$50,000
Prime Reserve Portfolio	None	None	None	None	None	None
Real Estate	$50,001-$100,000	None	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None	None	None
TRP Reserve Investment	None	None	None	None	None	None
Retirement 2005	None	None	None	None	None	None
Retirement 2005 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2005 Fund— R Class	None	None	None	None	None	None
Retirement 2010	None	None	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2010 Fund— R Class	None	None	None	None	None	None
Retirement 2015	None	None	None	None	None	None
Retirement 2015 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2015 Fund— R Class	None	None	None	None	None	None
Retirement 2020	None	None	None	$50,001-$100,000	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2020 Fund— R Class	None	None	None	None	None	None
Retirement 2025	None	None	None	None	None	None
Retirement 2025 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2025 Fund— R Class	None	None	None	None	None	None
Retirement 2030	None	None	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2030 Fund— R Class	None	None	None	None	None	None
Retirement 2035	None	None	None	None	None	None
Retirement 2035 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2035 Fund— R Class	None	None	None	None	None	None
Retirement 2040	None	None	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2040 Fund— R Class	None	None	None	None	None	None
Retirement 2045	None	None	None	None	None	None
Retirement 2045 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2045 Fund— R Class	None	None	None	None	None	None
Retirement 2050	None	None	None	None	None	None
Retirement 2050 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2050 Fund— R Class	None	None	None	None	None	None
Retirement 2055	None	None	None	None	None	None
Retirement 2055 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2055 Fund— R Class	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None	None	None
Retirement Income Fund— R Class	None	None	None	None	None	None
Science & Technology	None	None	None	None	$10,001-$50,000	None
Science & Technology Fund—Advisor Class	None	None	None	None	None	None
Short-Term Bond	None	None	$50,001-$100,000	None	None	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None	None	None
Short-Term Income	None	None	None	None	None	None
Small-Cap Stock	None	None	$10,001-$50,000	None	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None
Small-Cap Value	None	None	$10,001-$50,000	None	None	None
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None
Spectrum Growth	None	None	None	None	$1-$10,000	None
Spectrum Income	None	None	$50,001-$100,000	None	None	None
Spectrum International	None	None	None	None	None	None
Strategic Income	None	None	None	None	None	None
Strategic Income Fund—Advisor Class	None	None	None	None	None	None
Summit Cash Reserves	None	None	over $100,000	$50,001-$100,000	None	$1-$10,000
Summit GNMA	None	None	over $100,000	None	None	None
Summit Municipal Income	None	None	None	None	None	over $100,000
Summit Municipal Intermediate	None	None	None	None	None	over $100,000
Summit Municipal Money Market	None	None	None	None	None	$50,001-$100,000
Tax-Efficient Equity	None	None	None	None	None	None
Tax-Exempt Money	None	None	None	None	None	$1-$10,000
Tax-Free High Yield	None	None	None	None	None	over $100,000
Tax-Free Income	None	None	None	None	None	over $100,000
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None	None	None
U.S. Bond Index	None	None	None	None	None	None
U.S. Treasury Intermediate	None	None	$50,001-$100,000	None	None	over $100,000
U.S. Treasury Long-Term	None	None	None	None	None	over $100,000
U.S. Treasury Money	None	None	None	None	None	$1-$10,000
Value	None	None	None	None	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None	None	None

Aggregate Holdings, All Funds	Inside Directors
	Bernard	Laporte	Rogers
	over $100,000	over $100,000	over $100,000
Africa & Middle East	None	None	None
Balanced	None	None	None
Blue Chip Growth	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None
Blue Chip Growth Fund—R Class	None	None	None
Blue Chip Growth Portfolio	None	None	None
Blue Chip Growth Portfolio—II	None	None	None
California Tax-Free Bond	None	None	None
California Tax-Free Money	None	None	None
Capital Appreciation	None	over $100,000	None
Capital Appreciation Fund—Advisor Class	None	None	None
Capital Opportunity	None	over $100,000	None
Capital Opportunity Fund—Advisor Class	None	None	None
Capital Opportunity Fund—R Class	None	None	None
Corporate Income	None	None	None
Diversified Mid-Cap Growth	None	None	None
Diversified Small-Cap Growth	None	None	None
Dividend Growth	None	None	None
Dividend Growth Fund—Advisor Class	None	None	None
Emerging Europe & Mediterranean	None	None	None
Emerging Markets Bond	None	None	None
Emerging Markets Stock	$50,001-$100,000	None	None
Equity Income	over $100,000	None	over $100,000
Equity Income Fund—Advisor Class	None	None	None
Equity Income Fund—R Class	None	None	None
Equity Income Portfolio	None	None	None
Equity Income Portfolio—II	None	None	None
Equity Index 500	None	None	None
Equity Index 500 Portfolio	None	None	None
European Stock	None	$10,001-$50,000	None
Extended Equity Market Index	None	None	None
Financial Services	None	None	None
Georgia Tax-Free Bond	None	None	None
Global Large-Cap Stock	None	None	None
Global Large-Cap Stock Fund—Advisor Class	None	None	None
Global Real Estate	None	None	None
Global Real Estate Fund—Advisor Class	None	None	None
Global Stock	over $100,000	over $100,000	$50,001-$100,000
Global Stock Fund—Advisor Class	None	None	None
Global Technology	None	None	None
GNMA	None	None	None
TRP Government Reserve Investment	None	None	None
Growth & Income	None	None	None
Growth Stock	over $100,000	over $100,000	over $100,000
Growth Stock Fund—Advisor Class	None	None	None
Growth Stock Fund—R Class	None	None	None
Health Sciences	None	None	None
Health Sciences Portfolio	None	None	None
Health Sciences Portfolio—II	None	None	None
High Yield	$1-$10,000	None	None
High Yield Fund—Advisor Class	None	None	None
Inflation Protected Bond	None	None	None
Institutional Africa & Middle East	None	None	None
Institutional Concentrated Large-Cap Value	None	None	None
Institutional Core Plus	None	None	None
Institutional Emerging Markets Bond	None	None	None
Institutional Emerging Markets Equity	None	None	None
Institutional Floating Rate	None	None	None
Institutional Foreign Equity	None	None	None
Institutional Global Equity	None	None	None
Institutional Global Large-Cap Equity	None	None	None
Institutional High Yield	None	None	None
Institutional International Bond	None	None	None
Institutional Large-Cap Core Growth	None	None	None
Institutional Large-Cap Growth	None	None	None
Institutional Large-Cap Value	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None
Institutional Small-Cap Stock	None	None	None
Institutional U.S. Structured Research	None	None	None
International Bond	None	None	None
International Bond Fund—Advisor Class	None	None	None
International Discovery	$10,001-$50,000	over $100,000	None
International Equity Index	None	None	None
International Growth & Income	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None
International Growth & Income Fund—R Class	None	None	None
International Stock	$50,001-$100,000	over $100,000	None
International Stock Fund—Advisor Class	None	None	None
International Stock Fund—R Class	None	None	None
International Stock Portfolio	None	None	None
Japan	None	None	over $100,000
Latin America	None	None	None
Limited-Term Bond Portfolio	None	None	None
Limited-Term Bond Portfolio—II	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None
Maryland Tax-Free Bond	None	over $100,000	None
Maryland Tax-Free Money	None	None	None
Media & Telecommunications	None	over $100,000	$10,001-$50,000
Mid-Cap Growth	$50,001-$100,000	over $100,000	None
Mid-Cap Growth Fund—Advisor Class	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None
Mid-Cap Growth Portfolio	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None
Mid-Cap Value	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None
Mid-Cap Value Fund—R Class	None	None	None
New America Growth	None	over $100,000	$50,001-$100,000
New America Growth Fund—Advisor Class	None	None	None
New America Growth Portfolio	None	None	None
New Asia	$50,001-$100,000	over $100,000	None
New Era	None	None	None
New Horizons	$50,001-$100,000	over $100,000	None
New Income	None	$50,001-$100,000	$50,001-$100,000
New Income Fund—Advisor Class	None	None	None
New Income Fund—R Class	None	None	None
New Jersey Tax-Free Bond	None	None	None
New York Tax-Free Bond	None	None	None
New York Tax-Free Money	None	None	None
Overseas Stock	None	None	None
Personal Strategy Balanced	None	None	None
Personal Strategy Balanced Portfolio	None	None	None
Personal Strategy Growth	None	None	None
Personal Strategy Income	None	None	None
Prime Reserve	over $100,000	$50,001-$100,000	$10,001-$50,000
Prime Reserve Portfolio	None	None	None
Real Estate	None	None	None
Real Estate Fund—Advisor Class	None	None	None
TRP Reserve Investment	None	None	None
Retirement 2005	None	None	None
Retirement 2005 Fund—Advisor Class	None	None	None
Retirement 2005 Fund—R Class	None	None	None
Retirement 2010	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None
Retirement 2010 Fund—R Class	None	None	None
Retirement 2015	None	None	None
Retirement 2015 Fund—Advisor Class	None	None	None
Retirement 2015 Fund—R Class	None	None	None
Retirement 2020	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None
Retirement 2020 Fund—R Class	None	None	None
Retirement 2025	None	None	None
Retirement 2025 Fund—Advisor Class	None	None	None
Retirement 2025 Fund—R Class	None	None	None
Retirement 2030	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None
Retirement 2030 Fund—R Class	None	None	None
Retirement 2035	None	None	None
Retirement 2035 Fund—Advisor Class	None	None	None
Retirement 2035 Fund—R Class	None	None	None
Retirement 2040	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None
Retirement 2040 Fund—R Class	None	None	None
Retirement 2045	None	None	None
Retirement 2045 Fund—Advisor Class	None	None	None
Retirement 2045 Fund—R Class	None	None	None
Retirement 2050	None	None	None
Retirement 2050 Fund—Advisor Class	None	None	None
Retirement 2050 Fund—R Class	None	None	None
Retirement 2055	$50,001-$100,000	None	None
Retirement 2055 Fund—Advisor Class	None	None	None
Retirement 2055 Fund—R Class	None	None	None
Retirement Income	None	None	None
Retirement Income Fund—Advisor Class	None	None	None
Retirement Income Fund—R Class	None	None	None
Science & Technology	$50,001-$100,000	over $100,000	$10,001-$50,000
Science & Technology Fund—Advisor Class	None	None	None
Short-Term Bond	None	None	None
Short-Term Bond Fund—Advisor Class	None	None	None
Short-Term Income	None	None	None
Small-Cap Stock	$1-$10,000	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None
Small-Cap Value	$50,001-$100,000	None	None
Small-Cap Value Fund—Advisor Class	None	None	None
Spectrum Growth	None	None	None
Spectrum Income	$10,001-$50,000	None	over $100,000
Spectrum International	$10,001-$50,000	None	None
Strategic Income	None	None	None
Strategic Income Fund—Advisor Class	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	over $100,000
Summit GNMA	None	None	None
Summit Municipal Income	None	None	None
Summit Municipal Intermediate	None	None	None
Summit Municipal Money Market	None	None	None
Tax-Efficient Equity	None	None	None
Tax-Exempt Money	None	None	None
Tax-Free High Yield	None	None	None
Tax-Free Income	None	None	None
Tax-Free Income Fund—Advisor Class	None	None	None
Tax-Free Short-Intermediate	None	None	None
Total Equity Market Index	None	None	None
U.S. Bond Index	None	None	None
U.S. Large-Cap Core	None	None	None
U.S. Large-Cap Core—Advisor Class	None	None	None
U.S. Treasury Intermediate	None	None	None
U.S. Treasury Long-Term	None	None	None
U.S. Treasury Money	None	None	None
Value	None	over $100,000	over $100,000
Value Fund—Advisor Class	None	None	None
Virginia Tax-Free Bond	None	None	None

Portfolio Managers` Holdings in the Price Funds

The following tables set forth the Price Fund holdings of each fund`s portfolio manager(s). The portfolio manager for each fund normally serves as chairman of the fund`s Investment Advisory Committee, and has day-to-day responsibility for managing the fund and executing the fund`s investment program.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/09
Portfolio Manager
Africa & Middle East	Joseph Rohm	none	none
Balanced	Edmund M. Notzon III	$100,001-$500,000	over $1,000,000
Blue Chip Growth	Larry J. Puglia	$500,001—$1,000,000	over $1,000,000
Capital Appreciation	David R. Giroux	$100,001—$500,000	$500,001—$1,000,000
Capital Opportunity	Anna Dopkin	$500,001—$1,000,000	over $1,000,000
Corporate Income	David A. Tiberii	$10,001—$50,000	$500,001—$1,000,000
Diversified Mid-Cap Growth	Donald J. Peters	$100,001—$500,000	over $1,000,000
Diversified Small-Cap Growth	Sudhir Nanda	$10,001—$50,000	$100,001—$500,000
Dividend Growth	Thomas J. Huber	$100,001—$500,000	over $1,000,000
Emerging Europe & Mediterranean	Leigh Innes	none	none
Emerging Markets Bond	Michael J. Conelius	$100,001—$500,000	over $1,000,000
Emerging Markets Stock	Gonzalo Pangaro	over $1,000,000	over $1,000,000
Equity Income	Brian C. Rogers	over $1,000,000	over $1,000,000
Equity Index 500	E. Frederick Bair	$50,001—$100,000	$100,001—$500,000
European Stock	Dean Tenerelli	none	none
Extended Equity Market Index	E. Frederick Bair	$10,001—$50,000	$100,001—$500,000
Financial Services	Jeffrey W. Arricale	$100,001—$500,000	$100,001—$500,000
Global Infrastructure	Susanta Mazumdar	(b)	none
Global Large-Cap Stock	R. Scott Berg	$100,001—$500,000	$100,001—$500,000
Global Real Estate	David M. Lee	$50,001—$100,000	over $1,000,000
Global Stock	Robert N. Gensler	over $1,000,000	over $1,000,000
Global Technology	David J. Eiswert	$50,001—$100,000	$500,001—$1,000,000
GNMA	Andrew C. McCormick	$50,001—$100,000	$500,001—$1,000,000
Growth & Income	Thomas J. Huber	$100,001—$500,000	over $1,000,000
Growth Stock	P. Robert Bartolo	$100,001—$500,000	over $1,000,000
Health Sciences	Kris H. Jenner	$100,001—$500,000	$500,001—$1,000,000
High Yield	Mark J. Vaselkiv	$100,001—$500,000	over $1,000,000
Inflation Protected Bond	Daniel O. Shackelford	$50,001—$100,000	over $1,000,000
International Bond	Ian D. Kelson	$100,001—$500,000	$100,001—$500,000
International Discovery	Justin Thomson	$100,001—$500,000	over $1,000,000
International Equity Index	E. Frederick Bair Neil Smith	$10,001—$50,000 none	$100,001—$500,000 none
International Growth & Income	Raymond A. Mills	$100,001—$500,000	over $1,000,000
International Stock	Robert W. Smith	over $1,000,000	over $1,000,000
Japan	M. Campbell Gunn	none	none
Latin America	Jose Costa Buck	$50,001—$100,000	$100,001—$500,000
Maryland Short-Term Tax-Free Bond	Charles B. Hill	$50,001—$100,000	over $1,000,000
Maryland Tax-Free Bond	Hugh D. McGuirk	$100,001—$500,000	over $1,000,000
Maryland Tax-Free Money	Joseph K. Lynagh	$1-$10,000	over $1,000,000
Media & Telecommunications	Daniel Martino	$100,001—$500,000(c)	$100,001—$500,000
Mid-Cap Growth	Brian W.H. Berghuis	over $1,000,000	over $1,000,000
Mid-Cap Value	David J. Wallack	$500,001—$1,000,000	over $1,000,000
New America Growth	Joseph M. Milano	over $1,000,000	over $1,000,000
New Asia	Anh Lu	none	none
New Era	Charles M. Ober(d)	$100,001—$500,000	over $1,000,000
New Horizons	Henry Ellenbogen	$100,001—$500,000(c)	$500,001—$1,000,000
New Income	Daniel O. Shackelford	$50,001—$100,000	over $1,000,000
Overseas Stock	Raymond A. Mills	$100,001—$500,000	over $1,000,000
Personal Strategy Balanced	Edmund M. Notzon III	$100,001—$500,000	over $1,000,000
Personal Strategy Growth	Edmund M. Notzon III	$100,001—$500,000	over $1,000,000
Personal Strategy Income	Edmund M. Notzon III	$100,001—$500,000	over $1,000,000
Prime Reserve	Joseph K. Lynagh	$10,001—$50,000	over $1,000,000
Real Estate	David M. Lee	$100,001—$500,000	over $1,000,000
Science & Technology	Kennard W. Allen	$100,001—$500,000	over $1,000,000
Short-Term Bond	Edward A. Wiese	$100,001—$500,000	over $1,000,000
Small-Cap Stock	Gregory A. McCrickard	$100,001—$500,000	over $1,000,000
Small-Cap Value	Preston G. Athey	over $1,000,000	over $1,000,000
Spectrum Growth	Edmund M. Notzon III	$100,001—$500,000	over $1,000,000
Spectrum Income	Edmund M. Notzon III	$500,001—$1,000,000	over $1,000,000
Spectrum International	Christopher D. Alderson	none	over $1,000,000
Strategic Income	Steven C. Huber Michael J. Conelius Andrew C. McCormick Michael J. McGonigle David Stanley	$10,001—$50,000 $10,001—$50,000 $10,001—$50,000 $10,001—$50,000 none	$100,001—$500,000 over $1,000,000 $500,001—$1,000,000 over $1,000,000 none
Summit Cash Reserves	Joseph K. Lynagh	$1-$10,000	over $1,000,000
Summit GNMA	Andrew C. McCormick	$50,001—$100,000	over $1,000,000
Summit Municipal Income	Konstantine B. Mallas	$100,001—$500,000	over $1,000,000
Summit Municipal Intermediate	Charles B. Hill	$100,001—$500,000	over $1,000,000
Summit Municipal Money Market	Joseph K. Lynagh	none	over $1,000,000
Tax-Efficient Equity(e)	Donald J. Peters	$500,001—$1,000,000	over $1,000,000
Tax-Exempt Money	Joseph K. Lynagh	none	over $1,000,000
Tax-Free High Yield	James M. Murphy	$50,001—$100,000	$500,001—$1,000,000
Tax-Free Income	Konstantine B. Mallas	$50,001—$100,000	over $1,000,000
Tax-Free Short-Intermediate	Charles B. Hill	$50,001—$100,000	over $1,000,000
Total Equity Market Index	E. Frederick Bair Ken D. Uematsu	$10,001—$50,000 $1-$10,000	$100,001—$500,000 $100,001—$500,000
U.S. Bond Index	Robert M. Larkins	$1-$10,000	$100,001—$500,000
U.S. Large-Cap Core	Jeffrey Rottinghaus	$500,001—$1,000,000(c)	over $1,000,000
U.S. Treasury Intermediate	Brian J. Brennan	$10,001—$50,000	$500,001—$1,000,000
U.S. Treasury Long-Term	Brian J. Brennan	$10,001—$50,000	$500,001—$1,000,000
U.S. Treasury Money	Joseph K. Lynagh	none	over $1,000,000
Value	Mark Finn	$100,001—$500,000(c)	$500,001—$1,000,000

(a)See table beginning on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 6.

(b)The fund incepted on January 27, 2010, therefore the range of fund holdings is not yet available.

(c)The range of fund holdings is as of December 31, 2009.

(d)On June 30, 2010, Timothy E. Parker will replace Charles M. Ober as Portfolio Manager of the fund.

(e)The fund was formerly named Tax-Efficient Multi-Cap Growth Fund.

The following funds may be purchased only by institutional investors.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/09
Portfolio Manager
Institutional Africa & Middle East	Joseph Rohm	none	none
Institutional Core Plus	Brian J. Brennan	none	$500,001—$1,000,000
Institutional Emerging Markets Bond	Michael J. Conelius	none	over $1,000,000
Institutional Emerging Markets Equity	Gonzalo Pangaro	none	over $1,000,000
Institutional Floating Rate	Justin J. Gerbereux Paul M. Massaro	none none	$100,001—$500,000 $100,001—$500,000
Institutional Foreign Equity	Robert W. Smith	none	over $1,000,000
Institutional Global Equity	Robert N. Gensler	none	over $1,000,000
Institutional Global Large-Cap Equity	R. Scott Berg	none	$100,001—$500,000
Institutional High Yield	Paul A. Karpers	none	over $1,000,000
Institutional International Bond	Ian D. Kelson	none	$100,001—$500,000
Institutional Large-Cap Core Growth	Larry J. Puglia	none	over $1,000,000
Institutional Large-Cap Growth	Robert W. Sharps	$100,001—$500,000	over $1,000,000
Institutional Large-Cap Value	Mark Finn(b) John D. Linehan Brian C. Rogers	none none none	$500,001—$1,000,000 over $1,000,000 over $1,000,000
Institutional Mid-Cap Equity Growth	Brian W.H. Berghuis	none	over $1,000,000
Institutional Small-Cap Stock	Gregory A. McCrickard	none	over $1,000,000
Institutional U.S. Structured Research	Anna Dopkin	none	over $1,000,000


(a)See table beginning on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 6.

(b)On February 25, 2010, Mark Finn became co-portfolio manager of the fund. The range of fund holdings as of the fund`s fiscal year will be updated concurrently with its prospectus date as shown in the table beginning on page 6.

The following funds are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance contracts may not be suitable investments for these portfolio managers.
Fund		Range of Fund Holdings as of Fund`s Fiscal Yeara	All Funds Range as of 12/31/09
Portfolio Manager
Blue Chip Growth Portfolio	Larry J. Puglia	none	over $1,000,000
Equity Income Portfolio	Brian C. Rogers	none	over $1,000,000
Equity Index 500 Portfolio	E. Frederick Bair	none	$100,001—$500,000
Health Sciences Portfolio	Kris H. Jenner	none	$500,001—$1,000,000
International Stock Portfolio	Robert W. Smith	none	over $1,000,000
Limited-Term Bond Portfolio	Edward A. Wiese	none	over $1,000,000
Mid-Cap Growth Portfolio	Brian W.H. Berghuis	none	over $1,000,000
New America Growth Portfolio	Joseph M. Milano	none	over $1,000,000
Personal Strategy Balanced Portfolio	Edmund M. Notzon III	none	over $1,000,000
Prime Reserve Portfolio	Joseph K. Lynagh	none	over $1,000,000

(a)See table beginning on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 6.

The following funds are designed for persons residing in the indicated state. The portfolio managers reside in Maryland.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/09
Portfolio Manager
California Tax-Free Bond	Konstantine B. Mallas	none	over $1,000,000
California Tax-Free Money	Joseph K. Lynagh	none	over $1,000,000
Georgia Tax-Free Bond	Hugh D. McGuirk	none	over $1,000,000
New Jersey Tax-Free Bond	Konstantine B. Mallas	none	over $1,000,000
New York Tax-Free Bond	Konstantine B. Mallas	none	over $1,000,000
New York Tax-Free Money	Joseph K. Lynagh	none	over $1,000,000
Virginia Tax-Free Bond	Hugh D. McGuirk	none	over $1,000,000

(a)See table beginning on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 6.

The following funds are designed such that a single individual would normally select one fund based on that person`s expected retirement date.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/09
Portfolio Manager
Retirement 2005	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2010	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2015	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2020	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2025	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2030	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2035	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2040	Jerome A. Clark Edmund M. Notzon III	$500,001—$1,000,000 none	$500,001—$1,000,000 over $1,000,000
Retirement 2045	Jerome A. Clark Edmund M. Notzon III	none $100,001-$500,000	$500,001—$1,000,000 over $1,000,000
Retirement 2050	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement 2055	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000
Retirement Income	Jerome A. Clark Edmund M. Notzon III	none none	$500,001—$1,000,000 over $1,000,000

(a)See table beginning on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 6.

The following funds are not available for direct purchase by members of the public.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year a	All Funds Range as of 12/31/09
Portfolio Manager
TRP Government Reserve Investment	Joseph K. Lynagh	none	over $1,000,000
TRP Reserve Investment	Joseph K. Lynagh	none	over $1,000,000
Short-Term Income	Edward A. Wiese	none	over $1,000,000

(a)See table beginning on page 6 for the fiscal year of the funds. The range of fund holdings as of the fund`s fiscal year is updated concurrently with each fund`s prospectus date as shown in the table beginning on page 6.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price and T. Rowe Price International, as appropriate, evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund`s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the "Disclosure of Fund Portfolio Information" section) and those funds are the same ones presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund. Compensation is viewed with a long-term time horizon. The more consistent a manager`s performance over time, the higher the compensation opportunity. The increase or decrease in a fund`s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund`s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Price Funds` portfolio managers as of the most recent fiscal year end of the funds they manage, unless otherwise indicated. All of the assets of the funds that have multiple portfolio managers are shown as being allocated to all managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Kennard Allen	—	—	—	—	—	—
Christopher D. Alderson	7	$3,275,444,416	5	$2,042,770,385	8	$1,780,317,684
Preston G. Athey	8	5,585,484,488	1	6,570,056	8	479,903,560
Jeffrey W. Arricale	1	271,610,533	—	—	—	—
E. Frederick Bair	6	11,480,865,661	—	—	—	—
P. Robert Bartolo	13	18,160,629,785	2	318,791,303	6	247,087,711
R. Scott Berg	5	533,984,007	—	—	—	—
Brian W.H. Berghuis	8	12,498,063,812	1	18,333,819	6	549,129,617
Brian J. Brennan	4	928,881,824	5	3,184,164,356	5	675,321,036
Jerome A. Clark	50	33,902,646,481	15	403,643,847	5	653,116,232
Michael J. Conelius	4	1,056,385,209	4	933,308,396	4	633,073,377
Jose Costa Buck	2	2,655,981,172	—	—	1	82,583,070
Anna M. Dopkin	8	1,669,780,428	3	2,223,506,653	49	10,722,372,627
Henry M. Ellenbogen(a)	—	—	—	—	—	—
David J. Eiswert	2	145,173,224	2	4,029,221	1	9,454,410
Mark S. Finn (b)	3	9,681,552,654	—	—	—	—
Robert N. Gensler	12	3,029,924,550	27	5,117,091,750	18	6,090,332,458
Justin T. Gerbereux	1	665,498,770	—	—	—	—
David R. Giroux	2	7,988,217,087	3	2,869,843,194	—	—
M. Campbell Gunn	1	204,505,859	3	404,846,218	3	1,867,035,018
Charles B. Hill	3	2,337,171,619	2	321,512,511	8	1,253,915,634
Steven C. Huber	1	73,443,256	—	—	—	—
Thomas J. Huber	2	1,520,090,302	1	147,496,268	—	—
Leigh Innes	1	640,471,057	1	8,457,208	—	—
Kris H. Jenner	5	2,148,426,132	1	67,918,674	3	53,896,839
Paul A. Karpers	5	953,943,268	4	872,794,814	5	1,027,470,217
Ian D. Kelson	3	2,942,085,145	14	894,647,635	1	31,649,246
John H. Laporte	2	4,238,068,702	3	194,848,652	9	594,450,745
Robert M. Larkins	3	1,229,143,784	3	1,115,317,340	10	987,155,630
David M. Lee	4	2,007,448,767	—	—	2	20,520,898
John D. Linehan	4	8,071,645,515	2	440,291,720	26	1,791,239,742
Anh Lu	3	3,770,766,907	1	896	3	28,809,351
Joseph K. Lynagh	11	28,366,358,667	2	671,427,614	9	314,718,972
Konstantine B. Mallas	5	3,466,602,235	—	—	5	111,565,664
Daniel Martino (c)	2	1,636,126,091	—	—	—	—
Paul M. Massaro	1	665,498,770	—	—	—	—
Susanta Mazumdar (d)	1	6,000,000	—	—	—	—
Andrew C. McCormick	6	1,970,393,850	—	—	3	286,853,999
Gregory A. McCrickard	4	4,183,352,136	2	123,807,005	4	358,760,769
Michael J. McGonigle	1	73,443,256	3	705,137,002	8	1,643,776,847
Hugh D. McGuirk	4	2,204,866,601	—	—	9	297,238,633
Joseph M. Milano	2	558,222,846	—	—	—	—
Mary J. Miller	1	1,781,287,223	—	—	2	186,529,869
Raymond A. Mills	5	4,933,781,730	1	121,531,969	—	—
James M. Murphy	1	1,219,369,733	—	—	—	—
Sudhir Nanda	3	485,374,121	—	—	—	—
Edmund M. Notzon III	19	11,620,549,504	10	1,786,892,830	8	517,969,710
Charles M. Ober	2	3,420,557,954	1	92,111,261	7	493,586,676
Gonzalo Pangaro	10	5,427,734,517	3	3,762,139,735	6	2,527,662,880
Donald J. Peters	12	1,168,067,562	—	—	18	979,679,562
Larry J. Puglia	16	12,340,147,014	1	14,130,319	13	1,132,051,347
Joseph Rohm	3	311,470,0991	—	—	—	—
Brian C. Rogers	12	20,034,400,678	3	503,982,073	15	1,303,427,470
Jeffrey Rottinghaus (e)	3	112,636,271	2	6,306,711	—	—
Daniel O. Shackelford	6	8,034,838,919	1	272,708,334	4	758,988,044
Robert W. Sharps	9	3,258,374,580	7	1,897,447,496	35	4,857,317,640
Neil Smith	1	403,631,372	1	90,627,647	—	—
Robert W. Smith	3	5,817,764,387	3	69,765,554	—	—
David Stanley	1	73,443,256	4	39,062,171	—	—
Dean Tenerelli	1	711,597,316	3	425,703,906	—	—
Justin Thomson	1	2,103,418,574	1	10,933,716	—	—
David A. Tiberii	2	463,159,813	2	144,613,423	6	1,518,683,129
Ken D. Uematsu	1	524,938,388	—	—	—	—
Mark J. Vaselkiv	7	6,247,618,409	8	1,844,363,073	21	2,707,596,921
David J. Wallack	3	4,694,585,886	1	14,369,379	2	209,002,356
Edward A. Wiese	6	4,287,701,601	3	353,828,496	12	4,100,568,528

(a)This individual assumed portfolio management responsibility of a mutual fund on March 1, 2010. Therefore, information on other managed accounts will be provided at a future date.

(b)This individual assumed portfolio management responsibility of a mutual fund on December 31, 2009. The information on other managed accounts is as of December 31, 2009.
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(c)This individual assumed portfolio management responsibility of a mutual fund on October 1, 2009. The information on other managed accounts is as of December 31, 2009.
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(d)This individual assumed portfolio management responsibility of a mutual fund on January 27, 2010. The information on accounts managed is as of January 27, 2010.
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(e)This individual assumed portfolio management responsibility of a mutual fund on June 26, 2009. The information on other managed accounts is as of December 31, 2009.
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Conflicts of Interest

Portfolio managers at T. Rowe Price and T. Rowe Price International typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and T. Rowe Price International have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" section, our portfolio managers` compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the "Portfolio Transactions" section of this SAI for more information on our brokerage and trade allocation policies.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Principal Holders of Securities

As of the dates indicated, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund, except for the funds shown in the following table.

Fund	%*
Africa & Middle East	1.9
Global Large-Cap Stock	2.8
Maryland Short-Term Tax-Free Bond	1.1
Maryland Tax-Free Money	2.7
Summit Cash Reserves	1.2
Tax-Efficient Equity	2.5
Tax-Exempt Money	1.8

*Based on May 31, 2009 data for the inside directors and officers and December 31, 2008, data for the independent directors.

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As of Janaury 31, 2010, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

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Fund	Shareholder	%
Africa & Middle East	Charles Schwab & Company, Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104 MLPF&S for the Sole Benefit of Its Customers 4800 Deerlake Drive East, 3rd Floor Jackson, Florida 32246 National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty Street One Financial Center, 4th Floor New York, New York 10005	8.23 5.08 10.17
Balanced	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department P.O. Box 17215 Baltimore, Maryland 21297	45.17(c)
Blue Chip Growth	Edward D. Jones & Company Shareholder Accounting Attn.: Mutual Fund 201 Progress Parkway Maryland Heights, Montana 63043 National Financial Services for the Exclusive Benefit of Our Customers Pirateline & Company T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202 T. Rowe Price Retirement Plan Services TR Blue Chip Growth Fund Attn.: Asset Reconciliations P.O. Box 17215 Baltimore, Maryland 21297	7.25 11.39 5.02 19.78
Blue Chip Growth Fund—Advisor Class	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Union Central Life Insurance Company Attn.: Retirement Plans 1876 Waycross Road Cincinnati, Ohio 45240	7.39 24.10 9.74
Blue Chip Growth Fund—R Class	American United Life Separate Account II Attn.: Dan Schluge P.O. Box 1995 Indianapolis, Indiana 46206 Massachusetts Mutual Life Insurance Company 1295 State Street Fund Operations/N255 Springfield, Massachusetts 01111 Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, Ohio 43218	14.17 8.96 14.46
California Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account	5.69
California Tax-Free Money	Georgette O`Connor Day TR Georgette O`Connor Day Trust 301 N. Bundy Drive Los Angeles, California 90049	10.83
Capital Appreciation	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company	9.01 9.99 6.63
Capital Appreciation Fund—Advisor Class	Ameritas Life Insurance Corporation Separate Account G 5900 O Street Lincoln, Nebraska 68510 Charles Schwab & Company, Inc. Reinvest Account JPMorgan Chase Bank NA Trustee/Custodian For TIAA-CREF Retirement Plans 3 Metrotech Center, 5th Floor Brooklyn, New York 11245 National Financial Services for the Exclusive Benefit of Our Customers Union Central Life Insurance Company Attn.: Retirement Plans	12.42 15.63 6.68 21.88 6.69
Capital Opportunity	McWood & Company
P.O. Box 29522
Raleigh, North Carolina 27626

Swebak & Company
c/o Amcore Investment Group NA
P.O. Box 4599
Rockford, Illinois 61110

T. Rowe Price Associates
Attn.: Financial Reporting Department
47.06(a) 6.23 6.90
Capital Opportunity Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company Custodian FBO Lima Memorial Health System 401(k) 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	63.27(a) 30.34(a)
Capital Opportunity Fund—R Class	Charles Schwab & Company, Inc.
Reinvest Account

Counsel Trust DBA MATC
FBO Light Age Inc. 401(k) Profit Sharing Plan & Trust
1251 Waterfront Place, Suite 525
Pittsburgh, Pennsylvania 15222

FIIOC as Agent
FBO A/R Packaging Corporation 401(k) Salary
Reduction Plan & Trust
100 Magellan Way (KW1C)
Covington, Kentucky 41015

Nationwide Trust Company FSB

T. Rowe Price Associates
Attn.: Financial Reporting Department
29.40(a) 11.44 16.87 10.27 23.67
Corporate Income	Charles Schwab & Company, Inc. Reinvest Account Yachtcrew & Company T. Rowe Price Associates Attn.: Fund Accounting Department	5.21 51.32(d)
Dividend Growth	Charles Schwab & Company, Inc. Reinvest Account Edward D. Jones & Company Shareholder Accounting Attn.: Mutual Fund National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Dividend Growth Fund (DGF) Attn.: Asset Reconciliation	5.09 17.97 6.22 7.34
Dividend Growth Fund—Advisor Class	FIIOC as Agent FBO J.M. Smith Corporation National Financial Services for the Exclusive Benefit of Our Customers	17.77 62.22(a)
Emerging Europe & Mediterranean	National Financial Services for the Exclusive Benefit of Our Customers	11.62
Emerging Markets Bond	Charles Schwab & Company, Inc. Reinvest Account Retirement Portfolio 2010 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2015 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2020 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2030 T. Rowe Price Associates Attn.: Fund Accounting Department Yachtcrew & Company T. Rowe Price Associates Attn.: Fund Accounting Department	5.27 8.62 6.43 11.62 5.11 14.72
Emerging Markets Stock	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates TR Default 2030-RETIP PSP T. Rowe Price Associates TR Attn.: Fund Accounting Department PSP	12.98 5.20 5.75
Equity Income	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Yachtcrew & Company	5.84 17.81 5.38
Equity Income Fund—Advisor Class	Citigroup Global Markets Inc.
333 West 34th Street, 3rd Floor
New York, New York 10001

John Hancock Life Insurance Company USA
RPS SEG Funds and Accounting ET-7
601 Congress Street
Boston, Massachusetts 02210

National Financial Services for the Exclusive Benefit of
Our Customers
7.70 16.71 44.57(a)
Equity Income Fund—R Class	American United Life Separate Account II Guardian Insurance & Annuity Corporation 3900 Burgess Place Equity Accounting 3S Bethlehem, Pennsylvania 18017 Nationwide Trust Company FSB Wachovia Bank FBO Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, North Carolina 28288	16.86 7.72 8.31 7.98
Equity Index 500	Retirement Portfolio 2010 Retirement Portfolio 2015 Retirement Portfolio 2020 Retirement Portfolio 2025 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2030 T. Rowe Price Associates Attn.: Fund Accounting Department T. Rowe Price Trust Company Attn.: RPS Control Department 10090 Red Run Boulevard Owings Mills, Maryland 21117	12.09 9.13 16.53 6.47 8.68 5.06
European Stock	Bobstay & Company T. Rowe Price Associates Attn.: Fund Accounting Department Charles Schwab & Company, Inc. Reinvest Account	16.26 5.19
Extended Equity Market Index	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	24.82
Financial Services	T. Rowe Price Retirement Plan Services, Inc. New Business Group for #17	5.26
Georgia Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	12.99 8.63
Global Infrastructure	T. Rowe Price International Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202	99.33(f)
Global Infrastructure Fund—Advisor Class	T. Rowe Price International Attn.: Financial Reporting Department	100.00(f)
Global Large-Cap Stock	T. Rowe Price Associates Attn.: Financial Reporting Department Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department P.O. Box 89000 Baltimore, Maryland 21289	24.47 7.64
Global Large-Cap Stock Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	93.50(e)
Global Real Estate	T. Rowe Price Associates, Inc. Attn.: Financial Reporting Department Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department	42.83(e) 5.16
Global Real Estate Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	94.02(e)
Global Stock	Charles Schwab & Company, Inc. Reinvest Account JPMorgan as Directed Trustee for Ernest & Young Defined Benefit Retirement Plan Trust Attn.: Phyllis Mancini 4 New York Plaza, Floor 15 New York, New York 10004 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan	6.55 11.90 6.20 7.00
Global Stock Fund—Advisor Class	JPMorgan Chase Bank
Trust FBO ADP Enterprise 401(k) Product

National Financial Services for the Exclusive Benefit of
Our Customers

UMB Bank NA SFR
FBO Fiduciary for Tax Deferred Accounts Group
1 SW Security Benefit Place
Topeka, Kansas 66636
47.88(a) 36.90(a) 8.34
Global Technology	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	9.61 10.83
GNMA	Yachtcrew & Company	36.67(d)
TRP Government Reserve Investment	Barnaclesail
c/o T. Rowe Price Associates
Attn.: Mid-Cap Growth Fund

Bridgesail & Company
c/o T. Rowe Price Associates
Attn.: Science & Technology Fund

Met Investors Series Trust
T. Rowe Price Mid-Cap Growth Portfolio
State Street Bank & Trust
1 Heritage Drive, 4th Floor
Quincy, Massachusetts 02171

T. Rowe Price Retirement Plan Services, Inc.
Attn.: RPS Cash Group
70.84(d) 6.74 5.04 8.20
Growth & Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	9.31
Growth Stock	National Financial Services for the Exclusive Benefit of Our Customers Retirement Portfolio 2020 Retirement Portfolio 2030 Retirement Portfolio 2040 T. Rowe Price Associates Attn.: Fund Accounting Department T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	8.40 7.08 8.31 5.70 9.93
Growth Stock Fund—Advisor Class	ICMA Retirement Trust 777 North Capitol Street NE, Suite 600 Washington, D.C. 20002 National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform P.O. Box 1787 Milwaukee, Wisconsin 53201	5.91 24.45 8.49
Growth Stock Fund—R Class	American United Life Separate Account II Guardian Insurance & Annuity Corporation Hartford Life Insurance Company Separate Account Attn.: UIT Operations P.O. Box 2999 Hartford, Connecticut 06140 Nationwide Trust Company FSB	5.06 5.37 5.72 9.02
Health Sciences	Charles Schwab & Company, Inc. Reinvest Account John Hancock Life Insurance Company USA RPS SEG Funds and Accounting ET-7 National Financial Services for the Exclusive Benefit of Our Customers	6.53 10.17 9.67
High Yield	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Retirement Portfolio 2020 Yachtcrew & Company	6.82 5.70 5.10 20.54
High Yield Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	89.36(a)
Inflation Protected Bond	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Inflation Protected Bond	8.19
Institutional Africa & Middle East	CIA Agent for its Clients-CCC
c/o Choate Hall & Stewart LLP
Two International Place
Boston, Massachusetts 02110

Goucher College
1021 Dulaney Valley Road
Baltimore, Maryland 21204

John S. and James L. Knight Foundation
Wachovia Financial Center, Suite 3300
200 South Biscayne Boulevard
Miami, Florida 33131

Mac & Company
Attn.: Mutual Fund Ops
P.O. Box 3198
Pittsburgh, Pennsylvania 15230

The John E. Fetzer Institute Inc.
9292 West KL Avenue
Kalamazoo, Michigan 49009
30.13(a) 6.58 20.90 30.90(a) 6.73
Institutional Core Plus	JPMorgan Chase TR FBO ADP Enterprise 401(k) Product Jeanette Stump Robert J. Hennessy TR Special Metals Corporation Retiree Benefit Trust 60 Boulevard of the Allies, Floor 5 Pittsburgh, Pennsylvania 15222 National Financial Services for the Exclusive Benefit of Our Customers Saxon and Company P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182 SEI Private Trust Company c/o Mellon One Freedom Valley Drive Oaks, Pennsylvania 19456 The Church Foundation 240 South 4th Street Philadelphia, Pennsylvania 19106 T. Rowe Price Associates Attn.: Financial Reporting Department	19.42 12.45 5.74 10.12 5.38 24.30 15.33
Institutional Emerging Markets Bond	Baycruiser & Company
c/o T. Rowe Price Associates
Attn.: Corporate Income Fund

DBTCO 0
P.O. Box 747
Dubuque, Iowa 52004

Ladybird & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Income Fund

Ladybug & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Balanced Fund

Lakeside & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Growth Fund

T. Rowe Price Associates
Attn.: Financial Reporting Department
6.01 6.02 27.10(d) 29.34(d) 10.10 6.26
Institutional Emerging Markets Equity	Ladybug & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Balanced Fund

Lakeside & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Growth Fund

Mac & Company
Attn.: Mutual Fund Ops

MLPF&S for the Sole Benefit of Its Customers

Patterson & Company Omnibus
1525 West W.T. Harris Boulevard
Charlotte, North Carolina 28288
8.05 7.26 5.49 28.02(a) 12.20
Institutional Floating Rate	Genworth Financial Trust Company
FBO Genworth Financial WMGT & Mutual Clients & FBO Other Custodial Clients
3200 North Central Avenue, Floor 6
Phoenix, Arizona 85012

Nutmeg & Company
c/o T. Rowe Price Associates
Attn.: Value Fund

Seamile & Company
c/o T. Rowe Price Associates
Attn.: Capital Appreciation Fund

Taskforce & Company
c/o T. Rowe Price Associates
Attn.: Equity Income Fund

Tuna & Company
c/o T. Rowe Price Associates
Attn.: New Income Fund
8.85 10.99 28.44(d) 19.70 23.78
Institutional Foreign Equity	Network Fully Disclosed FBO DL Pension Plan
1525 West W. T. Harris Boulevard
Charlotte, North Carolina 28288

Saxon and Company

State Street Bank & Trust Company Cust.
Houston Metro Transit Authority Fund—MTA Union
805 Pennsylvania Avenue
Tower 2, 5th Floor
Kansas City, Missouri 64105

State Street Bank & Trust CompanyHouston Metro Transit Authority Fund—MTA Non-Union

The Church Foundation
6.43 18.39 34.11(a) 22.52 9.93
Institutional Global Equity	Keybank NA
FBO JCF - T. Rowe Price
P.O. Box 94871
Cleveland, Ohio 44101

SEI Private Trust Company
c/o SunTrust Bank

State Street Bank & Trust Company
Trustee for Riverside Health System Retirement Income Plan
125 Sunnynoll Court, Suite 200
Winston Salem, North Carolina 27106

The Bank of New York Mellon as Trustee for
Computer Science Trust Pension
1 Wall Street
New York, New York 10286

U.S. Bank Trustee
FBO NREL/MRI
Mutual Fund Trading
P.O. Box 1787
Milwaukee, Wisconsin 53201
10.83 6.09 17.72 43.89(a) 6.59
Institutional Global Large-Cap Equity	Croda Inc. Def. Benefit Pl Master Trust
c/o State Street Bank and Trust Company
801 Pennsylvania Avenue
Attn.: Steve Chiles
Tower 1 - 5th Floor
Kansas City, Montana 64105

State Street Bank & Trust Company
Trustee for Master Trust for Defined Benefit Plans
of Syngenta Corporation

T. Rowe Price Associates
Attn.: Financial Reporting Department
16.66 53.90(a) 29.44(e)
Institutional High Yield	Bread & Company c/o T. Rowe Price Associates Attn.: Balanced Fund Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers State Street Bank & Trust Company Trustee for the Ford Motor Company Tuna & Company c/o T. Rowe Price Associates Attn.: New Income Fund	8.70 12.35 5.78 7.57 12.98
Institutional International Bond	Charles Schwab & Company, Inc.
Special Custody A/C FBO Customers

Ladybird & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Income Fund

Ladybug & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Balanced Fund

Lakeside & Company
c/o T. Rowe Price Associates
Attn.: Personal Strategy Growth Fund
12.08 26.33(d) 32.42(d) 9.72
Institutional Large-Cap Core Growth	Charles Schwab & Company, Inc.
Reinvest Account
Attn.: Mutual Fund Department

Immaculate Heart Missions, Inc.
Common Account
Casa Generalizia
Via S. Giovanni Eudes 95
Rome, Italy 00163

Middlesex Health System Inc.
Pension Plan
Attn.: Susan Martin
28 Crescent Street
Middletown, Connecticut 06457

National Financial Services for the Exclusive Benefit of
Our Customers

SEI Private Trust Company
Attn.: Mutual Funds

The Jewish Foundation of Cincinnati
8044 Montgomery Road, Suite 700
Cincinnati, Ohio 45236
5.30 5.02 5.13 54.45(a) 13.89 6.35
Institutional Large-Cap Growth	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers SEI Private Trust Company c/o SunTrust Bank State Street Bank & Trust Company Savannah River Nuclear Solutions 105 Rosemont Road Westwood, Massachusetts 02090	12.57 12.54 9.54 8.40
Institutional Large-Cap Value	Charles Schwab & Company, Inc.
Reinvest Account

National Financial Services for the Exclusive Benefit of
Our Customers

Prudential Bank & TrustFSB Trustee New York Metro Transit Authority
Attn.: Andrew F. Levesque
280 Trumbull Street
Once Commercial Plaza
Hartford, Connecticut 06103

The Church Foundation

The Harry and Jeanette Weinberg Foundation, Inc.
26.40(a) 24.88 17.62 5.56 8.07
Institutional Mid-Cap Equity Growth	Charles Schwab & Company, Inc. Reinvest Account Kentucky Public Employees Deferred Compensation Authority c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, Ohio 43218 National Financial Services for the Exclusive Benefit of Our Customers Wells Fargo Bank NA FBO Land O` Lakes Inc. Retirement Trust P.O. Box 1533 Minneapolis, Minnesota 55480 Wells Fargo Bank NA FBO University of Colorado Hospital	12.46 18.23 6.59 10.47 7.79
Institutional Small-Cap Stock	National Financial Services for the Exclusive Benefit of Our Customers Wells Fargo Bank NA FBO Pinnacol Assurance Equity Mutual Funds	57.20(a) 6.28
Institutional U.S. Structured Research	Mitra & Co FBO 98 ERISA Only c/o Marshall & Ilsley TR CO NA 11270 West Park Place, Suite 400 Wisconsin 53224 Northern Trust Company Custodian FBO ALSAC P.O. Box 92956 Chicago, Illinois 60675 The Harry and Jeanette Weinberg Foundation, Inc. The UCLA Foundation 10920 Wilshire Boulevard, Suite 900 Los Angeles, California 90024 U.S. Bank FBO Adams County Wells Fargo Bank NA FBO PHP - T. Rowe Price Institutional Structured Research P.O. Box 1533 Minneapolis, Minnesota 55480	6.39 10.74 11.01 11.12 5.56 15.51
International Bond	Charles Schwab & Company, Inc. Reinvest Account Edward D. Jones & Company Shareholder Accounting Attn.: Mutual Fund National Financial Services for the Exclusive Benefit of Our Customers Retirement Portfolio 2020 T. Rowe Price Associates Attn.: Fund Accounting Department Yachtcrew & Company	12.12 9.61 10.37 5.11 17.20
International Bond Fund—Advisor Class	Citigroup Global Markets Inc. National Financial Services for the Exclusive Benefit of Our Customers	19.59 10.07
International Discovery	National Financial Services for the Exclusive Benefit of Our Customers State Street Bank & Trust Company As TTEE for the Ford Motor Company Master Trust T. Rowe Price Retirement Plan Services, Inc. Attn.: Asset Reconciliation Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds Attn.: Outside Funds P.O. Box 2600 VM 613 Valley Forge, Pennsylvania 19482	8.41 11.23 6.36 10.36
International Equity Index	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business Conv. Assets	34.56(b)
International Growth & Income	Pirateline & Company T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2010 Retirement Portfolio 2015 Retirement Portfolio 2020 Retirement Portfolio 2025 Retirement Portfolio 2030 Retirement Portfolio 2040	8.28 5.30 5.48 13.29 6.79 11.83 7.69
International Growth & Income Fund—Advisor Class	American United Life
American Unit Investment Trust
Attn.: Dan Schluge
P.O. Box 1995
Indianapolis, Indiana 46206

State Street Bank & Trust Company
FBO ADP Daily Valuation B
Attn.: Susan McDonough

U.S. Bank
FBO Private Asset Department
OA Platform
5.58 6.25 37.54(a)
International Growth & Income Fund—R Class	American United Life American Unit Investment Trust American United Life Separate Account II Delaware Charter Guarantee & Trust FBO Various Qualified Plans 711 High Street Des Moines, Iowa 50309 JPMorgan Chase TR FBO ADP Access 401(k) Nationwide Trust Company FSB Saxon & Company	5.08 23.98 11.30 5.41 10.80 5.02
International Stock	Retirement Portfolio 2020 Retirement Portfolio 2030 T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	7.59 6.76 8.68
International Stock Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform	60.83(a) 7.50
International Stock Fund—R Class	American United Life American Unit Trust American United Life Separate Account II Nationwide Trust Company FSB	10.91 42.06(a) 7.85
Japan	Bobstay & Company Charles Schwab & Company, Inc. Reinvest Account RCAB Collective Investment Partnership 66 Brooks Drive Braintree, Massachusetts 02184	17.23 9.20 5.30
Latin America	Charles Schwab & Company, Inc. Reinvest Account	8.21
Maryland Short-Term Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account	11.92
Maryland Tax-Free Money	T. Rowe Price Associates Attn.: Financial Reporting Department	5.54
Media & Telecommunications	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Media & Telecommunications Fund	6.50 5.03 8.30
Mid-Cap Growth	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: Asset Reconciliations	6.36 11.33 18.09
Mid-Cap Growth Fund—Advisor Class	MLPF&S for the Sole Benefit of its Customers National Financial Services for the Exclusive Benefit of Our Customers Vanguard Fiduciary Trust Company T. Rowe Price Advisor Class Funds Attn.: Outside Funds P.O. Box 2900 Valley Forge, Pennsylvania 19482	6.21 16.70 6.11
Mid-Cap Growth Fund—R Class	American United Life Separate Account II ING Life Insurance & Annuity Company 1 Orange Way B3N Windsor, Connecticut 06095 Nationwide Trust Company FSB	7.83 18.99 13.78
Mid-Cap Value	National Financial Services for the Exclusive Benefit of Our Customers Retirement Portfolio 2020 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account New Business Group	11.91 5.22 8.50
Mid-Cap Value Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform	41.22(a) 5.95
Mid-Cap Value Fund—R Class	ING Life Insurance & Annuity Company

JP Morgan Chase TR
FBO ADP Mid Market Product
Attn.: Lisa Glenn
3 Metrotech Center 6th Floor
Brooklyn, New York 11245

Nationwide Trust Company FSB

State Street Bank & Trust
FBO ADP Daily Valuation B
7.61 8.07 15.05 28.79(a)
New America Growth	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	6.08 16.53
New America Growth Fund—Advisor Class	National Financial Services for the Exclusive Benefit of
Our Customers

PIMS Prudential Retirement
As Nominee for the Trustee/Custodian PL 006
Program-Schultz 401(k) Plan
600 galleria Parkway, SE, Suite 100
Atlanta, Georgia 30339
61.17(a) 10.08
New Asia	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	6.52 7.66
New Era	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers	8.78 11.08
New Horizons	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	5.40 21.13
New Income	National Financial Services for the Exclusive Benefit of Our Customers Retirement Portfolio 2010 Retirement Portfolio 2015 Retirement Portfolio 2020 Retirement Portfolio 2025 Retirement Portfolio 2030 Yachtcrew & Company	6.46 11.15 8.37 15.01 5.49 6.37 12.64
New Income Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	92.10(a)
New Income Fund—R Class	Emjay Corporation Customers FBO Plans of RPSA Customers c/o Great West 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111 Nationwide Trust Company FSB NFS LLC FEBO Marshall & Ilsley Trust Company NA FBO Bank 98 Daily Recordkeeping Attn.: Mutual Funds 11270 West Park Place, Suite 400 Milwaukee, Wisconsin 53224 NFS LLC FEBO Alerus Financial NA P.O. Box 64535 Saint Paul, Minnesota 55164 Wachovia Bank FBO Various Retirement Plans Wilmington Trust Company TTEE FBO Mueller Inc. 401(k) Plan c/o Mutual Funds P.O. Box 8880 Wilmington, Delaware 19899	7.86 15.94 14.86 12.69 19.02 10.39
New Jersey Tax-Free Bond	PFPC Inc. as Agent for PFPC Trust FBO JJB Hilliard WL Lyons Inc. 760 Moore Road King of Prussia, Pennsylvania 19406	11.42
New York Tax-Free Money	H. Mark Glasberg Paula D. Glasberg Joint Tenants New York, New York 10023	8.73
Overseas Stock	Retirement Portfolio 2010 Retirement Portfolio 2015 Retirement Portfolio 2020 Retirement Portfolio 2025 Retirement Portfolio 2030 Retirement Portfolio 2035 T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2040	7.66 7.89 19.26 9.80 17.13 6.96 11.08
Personal Strategy Balanced	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company TR Balanced Attn.: Asset Reconciliation	7.38 37.24(c)
Personal Strategy Growth	T. Rowe Price Trust Company TR Attn.: Growth Asset	28.39(c)
Personal Strategy Income	T. Rowe Price Trust Company TR Income Attn.: Asset Reconciliation	23.32
Prime Reserve	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	11.47
Real Estate	Charles Schwab & Company, Inc. Reinvest Account Prudential Investment Management Service FBO Mutual Funds Clients Attn.: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue South Iselin, New Jersey 08830 SEI Private Trust Company c/o SunTrust Attn.: Mutual Funds Administration Wachovia Bank Omnibus	5.09 8.22 5.48 20.63
Real Estate Fund—Advisor Class	GPC Securities Incorporated as Agent for Reliance Trust Company FBO Plexus Corp. 401(k) Savings Plan National Financial Services for the Exclusive Benefit of Our Customers	6.38 69.20(a)
TRP Reserve Investment	Seamile & Company c/o T. Rowe Price Associates Attn.: Capital Appreciation Fund State Street Bank & Trust Company Agent for T. Rowe Price Institutional Funds 1 Lincoln Street 3rd Floor Boston, Massachusetts 02111 TaskForce & Company TRP Managed GIC Tuna & Company	8.17 24.13 5.12 5.12 5.15
Retirement 2005 Fund—Advisor Class	National Financial Services for the Exclusive Benefit of
Our Customers

New York Life Trust Company
Client Account
169 Lackawanna Avenue
Parsippany, New Jersey 07054

Reliance Trust Company
FBO Retirement Plans Serviced by MetLife
8515 East Orchard Road 2T2
Greenwood Village, Colorado 80111
43.87(a) 12.75 5.79
Retirement 2005 Fund—R Class	State Street Bank & Trust Company Trustee NFS LLC FEBO Various Retirement Plans 4 Manhattanville Road Purchase, New York 10577	96.42(a)
Retirement 2010	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2010	46.00(b)
Retirement 2010 Fund—Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Massachusetts Mutual Life Insurance Company Attn.: RS Fund Operations National Financial Services for the Exclusive Benefit of Our Customers Taynik & Company c/o Investors Bank & Trust P.O. Box 9130 Boston, Massachusetts 02117	7.73 9.53 17.35 5.04
Retirement 2010 Fund—R Class	Hartford Life Insurance Company Separate Account Attn.: UIT Operations Massachusetts Mutual Life Insurance Company Saxon and Company State Street Bank & Trust Company FBO ADP Daily Valuation B State Street Bank & Trust Company Trustee American Red Cross Savings Plan Taynik & Company	7.90 5.49 6.32 5.99 11.89 5.58
Retirement 2015	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	55.76(b)
Retirement 2015 Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Reliance Trust Company FBO Retirement Plans Serviced by MetLife	22.53 8.84 12.82
Retirement 2015 Fund—R Class	State Street Bank & Trust Company Trustee NFS LLC FEBO Various Retirement Plans Reliance Trust Company FBO Retirement Plans Serviced by MetLife T. Rowe Price Retirement Plan Services, Inc. Omnibus Account TRP R Class Taynik & Company Wachovia Bank FBO Various Retirement Plans	23.62 19.97 7.36 7.22 8.75
Retirement 2020	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2020	5.00 54.08(b)
Retirement 2020 Fund—Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Massachusetts Mutual Life Insurance Company Attn.: RS Fund Operations National Financial Services for the Exclusive Benefit of Our Customers	6.26 11.84 18.22
Retirement 2020 Fund—R Class	Hartford Life Insurance Company Separate Account Massachusetts Mutual Life Insurance Company Saxon and Company State Street Bank & Trust Company FBO ADP Daily Valuation B Taynik & Company	10.77 7.19 5.97 9.06 7.99
Retirement 2025	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	62.19(b)
Retirement 2025 Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Reliance Trust Company FBO Retirement Plans Serviced by MetLife State Street Bank & Trust FBO Apogee Enterprises Defined Contribution Plan	20.59 13.93 9.79 6.02
Retirement 2025 Fund—R Class	Emjay Corporation Custodian FBO Joseph D. Fail Engineering Company, Inc. 401(k) Profit Sharing Plan 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111 State Street Bank & Trust Company NFS LLCFEBOTrustee: Various Retirement Plans Orchard Trust Company Trustee Employee Benefits Clients Reliance Trust Company FBO Retirement Plans Serviced by MetLife Wachovia Bank FBO Various Retirement Plans	7.43 21.57 7.59 18.55 11.53
Retirement 2030	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2030	56.88(b)
Retirement 2030 Fund—Advisor Class	Charles Schwab & Company, Inc. Reinvest Account Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Taynik & Company	5.60 12.54 15.58 5.51
Retirement 2030 Fund—R Class	Hartford Life Insurance Company Separate Account Massachusetts Mutual Life Insurance Company Saxon and Company State Street Bank & Trust Company FBO ADP Daily Valuation B Taynik & Company	10.64 8.19 5.42 11.81 9.28
Retirement 2035	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	63.30(b)
Retirement 2035 Fund—Advisor Class	Charles Schwab & Company, Inc. Special Custody A/C FBO Customers Mercer Trust Company Trustee FBO Constellation Brands Inc. 401(k) and Profit Sharing Plan National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Reliance Trust Company FBO Retirement Plans Serviced by MetLife	5.33 5.32 22.23 16.95 6.72
Retirement 2035 Fund—R Class	Emjay Corporation Custodian
FBO Joseph D. Fail Engineering Company, Inc. 401(k)
Profit Sharing Plan

State Street Bank & Trust Company Trustee
NFS LLC FEBO Various Retirement Plans

Reliance Trust Company
FBO Retirement Plans Serviced by MetLife

Wachovia Bank
FBO Various Retirement Plans
6.71 26.07(a) 22.02 16.27
Retirement 2040	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2040	57.83(b)
Retirement 2040 Fund—Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Taynik & Company	12.22 17.13 5.62 6.24
Retirement 2040 Fund—R Class	Hartford Life Insurance Company Separate Account Massachusetts Mutual Life Insurance Company Saxon and Company State Street Bank & Trust FBO ADP Daily Valuation B Taynik & Company	9.60 8.34 5.20 12.68 8.00
Retirement 2045	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	66.43(b)
Retirement 2045 Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Reliance Trust Company FBO Retirement Plans Serviced by MetLife	22.91 21.02 7.51
Retirement 2045 Fund—R Class	State Street Bank & Trust Company Trustee NFS LLC FEBO Various Retirement Plans Reliance Trust Company FBO Retirement Plans Serviced by MetLife Wachovia Bank FBO Various Retirement Plans	24.60 22.51 26.03(a)
Retirement 2050	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	6.19 61.23(b)
Retirement 2050 Fund—Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers New York Life Trust Company Client Account Taynik & Company	12.32 22.08 5.17 8.44
Retirement 2050 Fund—R Class	Hartford Life Insurance Company Separate Account JP Morgan Chase TR FBO ADP/Access 401(k) 4 New York Plaza, Floor 15 New York, New York 10004 Massachusetts Mutual Life Insurance Company Saxon and Company State Street Bank & Trust FBO ADP Daily Valuation B Taynik & Company	19.31 8.48 7.40 6.87 13.00 7.88
Retirement 2055	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement	6.31 54.48(b)
Retirement 2055 Fund—Advisor Class	Massachusetts Mutual Life Insurance Company

National Financial Services for the Exclusive Benefit of
Our Customers

New York Life Trust Company
Client Account

Orchard Trust Company Trustee
Employee Benefits Clients
5.55 21.22 8.73 33.40(a)
Retirement 2055 Fund—R Class	Bankers Trust Company NFS LLC FEBO P.O. Box 897 Des Moines, Iowa 50306 Blue Canopy Group LLC MG Trust Company Cust FBO 700 17th Street, Suite 300 Denver, Colorado 80202 State Street Bank & Trust Company Trustee NFS LLC FEBO Various Retirement Plans Reliance Trust Company FBO Retirement Plans Serviced by MetLife T. Rowe Price Associates Attn.: Financial Reporting Department Wachovia Bank FBO Various Retirement Plans	11.08 5.04 11.50 23.14 21.43 10.14
Retirement Income	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Income	6.71 31.71(b)
Retirement Income Fund—Advisor Class	Massachusetts Mutual Life Insurance Company National Financial Services for the Exclusive Benefit of Our Customers Reliance Trust Company FBO Retirement Plans Serviced by MetLife Taynik & Company	9.87 25.11(a) 5.65 6.33
Retirement Income Fund—R Class	Hartford Life Insurance Company Separate Account ING Core 3 Trustee: State Street Bank & Trust 1 Heritage Drive Quincy, Massachusetts 02171 Massachusetts Mutual Life Insurance Company State Street Bank & Trust FBO ADP Daily Valuation B Taynik & Company Wachovia Bank FBO Various Retirement Plans	6.79 6.07 6.18 11.76 8.56 7.23
Science & Technology	Super Saver Capital Accumulation Plan For Employees of AMR Corporation Subsidiaries JP Morgan Chase Bank as directed TR c/o JP Morgan Am Century Retirement Services P.O. Box 419784 Attn.: MGMT RPTG Team Kansas City, Missouri 64141 T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business Group Conv. Assets	5.99 18.78
Science & Technology—Advisor Class	John Hancock Life Insurance Company USA RPS Seg. Funds and Accounting ET-7	85.87(a)
Short-Term Bond	National Financial Services for the Exclusive Benefit of Our Customers Prudential Investment Management Services Yachtcrew & Company	9.34 7.63 14.17
Short-Term Bond Fund—Advisor Class	Genworth Financial Trust Company FBO Genworth Financial WMGT & Mutual Clients & FBO Other Custodial Clients	89.59(a)
Short-Term Income	Short-Term Income Fund T. Rowe Price Associates Attn.: Fund Accounting Department T. Rowe Price Services, Inc. FBO Alaska College Savings Trust Portfolio 2009-2012 Attn.: Kim Vanscoy, Fixed Income	85.62(d) 5.79
Small-Cap Stock	Minnesota State Retirement System Defined Contribution Plans 60 Empire Drive, Suite 300 Saint Paul, Minnesota 55103 National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company T. Rowe Price OTC Fund Attn.: RPS Control Department Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds	6.71 9.77 15.91 5.97
Small-Cap Stock Fund—Advisor Class	Fifth Third Bank TR
FBO Cintas Partners Plan
Attn.: Michelle Hodgeman, M.D.
38 Fountain Square Plaza
Cincinnati, Ohio 45263

Horace Mann Life Insurance Company
Separate Account
1 Horace Mann Plaza
Springfield, Illinois 62715

Minnesota Life
401 Robert Street North
Saint Paul, Minnesota 55101

National Financial Services for the Exclusive Benefit of
Our Customers

Vanguard Fiduciary Trust Company
T. Rowe Price Advisor Class Funds
11.10 7.28 26.94(a) 6.66 19.24
Small-Cap Value	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	8.64 25.29(c)
Small-Cap Value Fund—Advisor Class	ICMA Retirement Trust John Hancock Life Insurance Company USA RPS Seg. Funds and Accounting ET-7 National Financial Services for the Exclusive Benefit of Our Customers	30.33(a) 17.27 9.28
Spectrum Growth	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	13.80
Spectrum Income	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	22.22
Spectrum International	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group	5.55
Strategic Income	National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Associates Attn.: Financial Reporting Department	12.53 22.18
Strategic Income Fund—Advisor Class	Ameritrade Inc. P.O. Box 2226 Omaha, Nebraska 68103 T. Rowe Price Associates Attn.: Financial Reporting Department	11.78 70.33(e)
Summit Cash Reserves	T. Rowe Price Trust Company Attn.: Asset Reconciliations	13.09
Summit Municipal Income	Edward D. Jones & Company Shareholder Accounting Attn.: Mutual Fund National Financial Services for the Exclusive Benefit of Our Customers Saxon and Company	5.10 15.65 16.27
Summit Municipal Intermediate	Charles Schwab & Company, Inc. Reinvest Account Edward D. Jones & Company Shareholder Accounting Attn.: Mutual Fund National Financial Services for the Exclusive Benefit of Our Customers Prudential Investment Management Services FBO Mutual Funds Clients Saxon and Company	6.04 18.43 8.25 11.97 7.26
Summit Municipal Money Market	M. David Testa Hobe Sound, Florida 33455	6.23
Tax-Exempt Money	Edward D. Jones & Company Shareholder Accounting Attn.: Mutual Fund Susan A. Feith Wisconsin Rapids, Wisconsin 54494 Pershing Division of DLJ Securities Corporation for Exclusive Benefit of TRP Money Fund Customer Accounts	7.26 5.46 6.21
Tax-Free High Yield	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Patterson & Company FBO Omnibus Cash/Cash	6.07 8.31 10.99
Tax-Free Income Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	92.15(a)
Tax-Free Short-Intermediate	Charles Schwab & Company, Inc. Reinvest Account National Financial Services for the Exclusive Benefit of Our Customers Prudential Investment Management Services Attn.: Pruchoice Unit T. Rowe Price Associates Attn.: Financial Reporting Department	8.37 7.21 17.16 5.15
Total Equity Market Index	Maryland College Investment Plan Total Equity Market Index Attn.: Fund Accounting 100 East Pratt Street, Floor 7 Baltimore Maryland 21202	5.98
U.S. Bond Index	Alaska College Savings Trust ACT Portfolio c/o T. Rowe Price Associates National Financial Services for the Exclusive Benefit of Our Customers T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business Group Conv. Asset	6.16 6.54 15.58
U.S. Large-Cap Core	T. Rowe Price Associates Attn.: Financial Reporting Department	41.48(e)
U.S. Large-Cap Core—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(e)
U.S. Treasury Intermediate	MLPF&S for the Sole Benefit of Its Customers T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	22.13 9.13
U.S. Treasury Long-Term	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department Yachtcrew & Company	16.92 8.25
U.S. Treasury Money	T. Rowe Price Trust Company Attn.: TRPS Institutional Control Department	10.52
Value	Pirateline & Company T. Rowe Price Associates Attn.: Fund Accounting Department Retirement Portfolio 2020 Retirement Portfolio 2025 Retirement Portfolio 2030 Retirement Portfolio 2035 Retirement Portfolio 2040	5.38 15.02 9.04 17.53 7.53 12.06
Value Fund—Advisor Class	Bost & Company A/C
FBO Directed Account Plan
Mutual Fund Operations
P. O. Box 3198
Pittsburgh, Pennsylvania 15230

Citigroup Global Markets, Inc.
ING Life Insurance & Annuity Company

ING National Trust
1 Orange Way B3N
Windsor, Connecticut 06095

National Financial Services for the Exclusive Benefit of
Our Customers
5.14 10.87 8.85 10.60 48.73(a)
Virginia Tax-Free Bond	Charles Schwab & Company, Inc. Reinvest Account	7.67

(a)At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b)T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are normally voted by various retirement plans and retirement plan participants.

(c)T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(d) The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are "echo-voted" by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(e)T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price Associates are the result of contributions to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates would be able to determine the outcome of most issues that were submitted to shareholders for vote.

(f)T. Rowe Price International, Inc. is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Securities owned by T. Rowe Price International are the result of its contributions to the fund at the fund`s inception in order to provide the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price International would be able to determine the outcome of most issues that were submitted to shareholders for vote.

Investment Management Agreements

T. Rowe Price International, Inc. is the investment manager for all international and foreign Price Funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates, Inc. is the investment manager for all other Price Funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates and T. Rowe Price International are hereinafter referred to as "Investment Managers." T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price Associates.

Services

Under the Investment Management Agreements (except with respect to the Japan Fund and the Japanese investments of the International Discovery Fund), the Investment Managers provide the funds with discretionary investment services. Specifically, the Investment Managers are responsible for supervising and directing the investments of the funds in accordance with the funds` investment objectives, programs, and restrictions as provided in the funds` prospectuses and this SAI. The Investment Managers are also responsible for effecting all security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For the Japan Fund and the Japanese investments of the International Discovery Fund, T. Rowe Price International has entered into a subadvisory agreement with T. Rowe Price Global Investment Services Limited ("Global Investment Services") under which, subject to the supervision of T. Rowe Price International, Global Investment Services provides the same services described above that T. Rowe Price International provides for the other funds. A substantially similar subadvisory agreement is in place for the Institutional Foreign Equity and International Stock Funds which permits Global Investment Services personnel to trade Asian securities and make limited discretionary investment decisions on behalf of the funds at times when the portfolio manager is unavailable.

In addition to the services described above, the Investment Managers provide the funds with certain corporate administrative services, including: maintaining the funds` corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds` custodian and transfer agent; assisting the funds in the coordination of such agent`s activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds.

The Investment Management Agreements also provide that the Investment Managers, their directors, officers, employees, and certain other persons performing specific functions for the funds will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements with respect to the Institutional Foreign Equity, International Discovery, International Stock, and Japan Funds have a similar provision limiting the liability of Global Investment Services for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements, the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements or otherwise helpful to the funds. The subadvisory agreement with respect to the Japan and International Discovery Funds has a similar provision permitting Global Investment Services to utilize, at its own cost, the services or facilities of others.

All funds except Index, Institutional, TRP Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

Management Fees

The funds pay the Investment Managers a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is calculated as described next.

The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:
0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Next $40 billion
0.370%	Next $1 billion	0.320%	Next $10 billion	0.290%	Next $60 billion
				0.285%	Thereafter

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Retirement Funds, Spectrum Funds, TRP Reserve Investment Funds, and any Index or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual fund fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following tables:
Fund	Fee %
Africa & Middle East	0.75
Balanced	0.15
Blue Chip Growth	0.30(a)
California Tax-Free Bond	0.10
California Tax-Free Money	0.10
Capital Appreciation	0.30
Capital Opportunity	0.20
Corporate Income	0.15
Diversified Mid-Cap Growth	0.35
Diversified Small-Cap Growth	0.35
Dividend Growth	0.20
Emerging Europe & Mediterranean	0.75
Emerging Markets Bond	0.45
Emerging Markets Stock	0.75
Equity Income	0.25(b)
European Stock	0.50
Financial Services	0.35
GNMA	0.15
Georgia Tax-Free Bond	0.10
Global Infrastructure	0.50
Global Large-Cap Stock	0.35
Global Real Estate	0.40
Global Stock	0.35
Global Technology	0.45
Growth & Income	0.25
Growth Stock	0.25(b)
Health Sciences	0.35
High Yield	0.30
Inflation Protected Bond	0.05
International Bond	0.35
International Discovery	0.75
International Growth & Income	0.35
International Stock	0.35
Japan	0.50
Latin America	0.75
Maryland Short-Term Tax-Free Bond	0.10
Maryland Tax-Free Bond	0.10
Maryland Tax-Free Money	0.10
Media & Telecommunications	0.35
Mid-Cap Growth	0.35(c)
Mid-Cap Value	0.35
New America Growth	0.35
New Asia	0.50
New Era	0.25
New Horizons	0.35
New Income	0.15
New Jersey Tax-Free Bond	0.10
New York Tax-Free Bond	0.10
New York Tax-Free Money	0.10
Overseas Stock	0.35
Personal Strategy Balanced	0.25
Personal Strategy Growth	0.30
Personal Strategy Income	0.15
Prime Reserve	0.05
Real Estate	0.30
Science & Technology	0.35
Short-Term Bond	0.10
Small-Cap Stock	0.45
Small-Cap Value	0.35
Strategic Income	0.20
Tax-Efficient Equity	0.35
Tax-Exempt Money	0.10
Tax-Free High Yield	0.30
Tax-Free Income	0.15
Tax-Free Short-Intermediate	0.10
U.S. Large-Cap Core	0.25
U.S. Treasury Intermediate	0.00
U.S. Treasury Long-Term	0.00
U.S. Treasury Money	0.00
Value	0.35
Virginia Tax-Free Bond	0.10

(a)On assets up to $15 billion and 0.255% on assets above $15 billion.

(b)On assets up to $15 billion and 0.21% on assets above $15 billion.

(c)On assets up to $15 billion and 0.30% on assets above $15 billion.

Index, Institutional, Summit Income, and Summit Municipal Funds

The following funds pay the Investment Managers an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Equity Index 500	0.15
Institutional Africa & Middle East	1.00
Institutional Foreign Equity	0.70
Institutional Global Equity	0.65
Institutional Global Large-Cap Equity	0.65
Institutional Large-Cap Core Growth	0.55
Institutional Large-Cap Growth	0.55
Institutional Large-Cap Value	0.55
Institutional Mid-Cap Equity Growth	0.60
Institutional Small-Cap Stock	0.65
Institutional U.S. Structured Research	0.50

The following funds ("Single Fee Funds") pay the Investment Managers a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Extended Equity Market Index	0.40
Institutional Core Plus	0.45
Institutional Emerging Markets Bond	0.70
Institutional Emerging Markets Equity	1.10
Institutional Floating Rate	0.55
Institutional High Yield	0.50
Institutional International Bond	0.55
International Equity Index	0.50
Short-Term Income	0.50
Summit Cash Reserves	0.45
Summit GNMA	0.60
Summit Municipal Money Market	0.45
Summit Municipal Intermediate	0.50
Summit Municipal Income	0.50
Total Equity Market Index	0.40
U.S. Bond Index	0.30

The Investment Management Agreement between each Single Fee Fund and the Investment Managers provides that the Investment Managers will pay all expenses of each fund`s operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund`s portfolio securities, and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by the Investment Managers under the Investment Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

TRP Government Reserve Investment, TRP Reserve Investment, Retirement, and Spectrum Funds

None of these funds pays T. Rowe Price an investment management fee.

Japan Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the Japan Fund, Global Investment Services, (subject to the supervision of T. Rowe Price International), manages all the investments of the Japan Fund. For its services, Global Investment Services receives 50% of the investment management fee received by T. Rowe Price International from the Japan Fund.

International Discovery Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the International Discovery Fund, Global Investment Services, (subject to the supervision of T. Rowe Price International), manages the yen-denominated investments of the International Discovery Fund. For its services, Global Investment Services receives 50% of the investment management fee received by T. Rowe Price International from the International Discovery Fund attributable to the yen-denominated investments of the International Discovery Fund.

Institutional Foreign Equity and International Stock Funds

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services, Global Investment Services (subject to the supervision of T. Rowe Price International) is authorized to trade Asian securities and make limited discretionary investment decisions on behalf of the Institutional Foreign Equity and International Stock Funds at times when the portfolio manager for these funds is unavailable.

Strategic Income Fund

Under a subadvisory agreement between T. Rowe Price Associates and T. Rowe Price International, T. Rowe Price International (subject to the supervision of T. Rowe Price Associates) is responsible for selecting the Strategic Income Fund`s foreign fixed income investments in developed market countries.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:
Fund	Fiscal Year Ended
	2/28/09	2/29/08	2/28/07
California Tax-Free Bond	$1,288,000	$1,266,000	$1,215,000
California Tax-Free Money	545,000	489,000	457,000
Georgia Tax-Free Bond	536,000	526,000	471,000
Maryland Short-Term Tax-Free Bond	679,000	589,000	639,000
Maryland Tax-Free Bond	5,877,000	5,888,000	5,681,000
Maryland Tax-Free Money	959,000	905,000	744,000
New Jersey Tax-Free Bond	894,000	871,000	786,000
New York Tax-Free Bond	1,171,000	1,134,000	1,063,000
New York Tax-Free Money	616,000	540,000	495,000
Tax-Efficient Equity	225,000	265,000	234,000
Tax-Exempt Money	4,208,000	4,070,000	3,817,000
Tax-Free High Yield	8,193,000	9,250,000	9,183,000
Tax-Free Income(a)	8,174,000	8,413,000	8,228,000
Tax-Free Short-Intermediate	2,308,000	2,059,000	2,010,000
Virginia Tax-Free Bond	2,389,000	2,260,000	2,056,000

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	5/31/09	5/31/08	5/31/07
Corporate Income	$1,351,000	$1,004,000	$945,000
GNMA	6,290,000	6,066,000	5,703,000
TRP Government Reserve Investment	(a)	(a)	(a)
High Yield(b)	29,591,000	31,095,000	29,564,000
Inflation Protected Bond	857,000	488,000	371,000
Institutional Core Plus(c)	416,000	351,000	183,000
Institutional Floating Rate(c)	3,501,000	763,000	(d)
Institutional High Yield(c)	3,091,000	2,377,000	1,865,000
New Income(e)	33,374,000	32,498,000	20,717,000
Personal Strategy Balanced	6,609,000	8,280,000	7,611,000
Personal Strategy Growth	5,482,000	7,393,000	6,431,000
Personal Strategy Income	3,125,000	3,396,000	2,698,000
Prime Reserve	23,484,000	21,268,000	19,238,000
TRP Reserve Investment	(a)	(a)	(a)
Retirement 2005	(a)	(a)	(a)
Retirement 2010	(a)	(a)	(a)
Retirement 2015	(a)	(a)	(a)
Retirement 2020	(a)	(a)	(a)
Retirement 2025	(a)	(a)	(a)
Retirement 2030	(a)	(a)	(a)
Retirement 2035	(a)	(a)	(a)
Retirement 2040	(a)	(a)	(a)
Retirement 2045	(a)	(a)	(a)
Retirement 2050	(a)	(a)	(a)
Retirement 2055	(a)	(a)	(a)
Retirement Income	(a)	(a)	(a)
Short-Term Bond(b)	8,029,000	6,261,000	5,934,000
Short-Term Income(c)	6,418,000	6,158,000	2,349,000
Strategic Income(b)	113,000	(d)	(d)
U.S. Treasury Intermediate	655,000	861,000	727,000
U.S. Treasury Long-Term	593,000	1,350,000	905,000
U.S. Treasury Money	5,876,000	3,588,000	2,897,000

(a)The fund does not pay an investment management fee.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)The fee includes investment and administrative expenses.

(d)Prior to commencement of operations.

(e)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	10/31/09	10/31/08	10/31/07
Africa & Middle East	$2,071,000	$5,764,000	$55,000
Emerging Europe & Mediterranean	4,338,000	15,506,000	17,207,000
Emerging Markets Stock	32,265,000	47,426,000	33,350,000
European Stock	4,687,000	7,919,000	8,716,000
Global Infrastructure(b)	(a)	(a)	(a)
Global Large-Cap Stock(b)	121,000	1,000	(a)
Global Stock(b)	4,090,000	6,579,000	3,726,000
Institutional Africa & Middle East	524,000	420,000	(a)
Institutional Emerging Markets Equity(c)	3,172,000	4,375,000	2,506,000
Institutional Foreign Equity	345,000	700,000	1,256,000
Institutional Global Equity	882,000	590,000	18,000
Institutional Global Large-Cap Equity	50,000	0	(a)
International Discovery	16,235,000	26,803,000	27,857,000
International Equity Index(c)	1,697,000	2,589,000	2,169,000
International Growth & Income(d)	14,634,000	18,380,000	16,832,000
International Stock(d)	28,577,000	41,493,000	45,077,000
Japan	1,773,000	2,706,000	3,936,000
Latin America	18,537,000	35,622,000	29,000,000
New Asia	19,857,000	33,489,000	25,366,000
Overseas Stock	9,892,000	9,698,000	3,992,000
Summit Cash Reserves(c)	28,319,000	27,033,000	22,987,000
Summit GNMA(c)	804,000	493,000	448,000
Summit Municipal Income(c)	1,765,000	2,089,000	2,219,000
Summit Municipal Intermediate(c)	4,429,000	3,496,000	2,765,000
Summit Municipal Money Market(c)	1,371,000	1,534,000	1,348,000
U.S. Bond Index(c)	1,097,000	857,000	641,000

(a)Prior to commencement of operations.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)The fee includes investment management fees and administrative expenses.

(d)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	12/31/08	12/31/07	12/31/06
Balanced	$12,449,000	$14,293,000	$12,298,000
Blue Chip Growth(a)	64,712,000	68,145,000	54,951,000
Capital Appreciation(b)	55,950,000	63,628,000	50,070,000
Capital Opportunity(a)	1,128,000	1,206,000	983,000
Diversified Mid-Cap Growth	662,000	691,000	545,000
Diversified Small-Cap Growth	498,000	584,000	608,000
Dividend Growth	3,931,000	4,521,000	4,071,000
Emerging Markets Bond	5,093,000	4,873,000	4,221,000
Equity Income(a)	105,615,000	132,535,000	117,294,000
Equity Index 500	14,160,000	13,738,000	9,845,000
Extended Equity Market Index(c)	1,342,000	1,611,000	1,226,000
Financial Services	2,164,000	2,853,000	2,693,000
Global Real Estate(b)	9,000	(d)	(d)
Global Technology	1,101,000	1,235,000	992,000
Growth & Income	6,536,000	8,655,000	9,117,000
Growth Stock(a)	118,143,000	128,122,000	85,341,000
Health Sciences	13,735,000	12,874,000	10,661,000
Institutional Emerging Markets Bond(c)	179,000	183,000	6,000
Institutional International Bond(e)	341,000	223,000	(d)
Institutional Large-Cap Core Growth	599,000	229,000	206,000
Institutional Large-Cap Growth	7,437,000	6,378,000	2,086,000
Institutional Large-Cap Value	1,684,000	1,372,000	1,091,000
Institutional Mid-Cap Equity Growth	2,697,000	2,728,000	2,708,000
Institutional Small-Cap Stock	2,400,000	2,716,000	2,971,000
Institutional U.S. Structured Research	615,000	52,000	(d)
International Bond(b)	19,258,000	16,095,000	12,552,000
Media & Telecommunications	9,646,000	12,475,000	7,935,000
Mid-Cap Growth(a)	92,941,000	110,090,000	104,459,000
Mid-Cap Value(a)	41,155,000	52,862,000	43,317,000
New America Growth	4,806,000	5,482,000	5,413,000
New Era	34,039,000	30,900,000	24,158,000
New Horizons	38,581,000	48,350,000	45,283,000
Real Estate(b)	12,540,000	15,234,000	9,483,000
Science & Technology(b)	16,219,000	21,145,000	22,379,000
Small-Cap Stock(b)	39,706,000	57,945,000	58,392,000
Small-Cap Value(b)	32,423,000	41,099,000	38,934,000
Spectrum Growth	(e)	(e)	(e)
Spectrum Income	(e)	(e)	(e)
Spectrum International	(e)	(e)	(e)
Small-Cap Value(b)	32,423,000	41,099,000	38,934,000
U.S. Large-Cap Core(b)	(d)	(d)	(d)
Value(b)	47,909,000	50,381,000	32,436,000

(a)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)The fee includes investment management fees and administrative expenses.

(d)Prior to commencement of operations.

(e)The fund does not pay an investment management fee.

Expense Limitations and Reimbursements

The following chart sets forth contractual expense ratio limitations and the periods for which they are effective. For each fund, the Investment Managers have agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the funds` ratio of expenses to average net assets to exceed the indicated percentage limitation. The expenses borne by the Investment Managers are subject to reimbursement by the funds through the indicated reimbursement date, provided no reimbursement will be made if it would result in the funds` expense ratios exceeding their applicable limitations.
Fund	Limitation Period	Expense Ratio Limitation %	Reimbursement Date
Africa & Middle East	September 4, 2007 — February 28, 2010	1.75	(a)
California Tax-Free Money(b)	July 1, 2009 — June 30, 2011	0.55	(a)
Capital Opportunity(c)	October 1, 2005 — April 30, 2008	0.95	April 30, 2010(d)
Capital Opportunity Fund—Advisor Class(e)	May 1, 2008 — April 30, 2010	1.10	April 30, 2012(d)
Capital Opportunity Fund—R Class(f)	May 1, 2008 — April 30, 2010	1.35	April 30, 2012(d)
Diversified Mid-Cap Growth	May 1, 2009 — April 30, 2011	1.50	(a)
Diversified Small-Cap Growth(g)	May 1, 2008 — April 30, 2010	1.25	April 30, 2012(d)
Dividend Growth Fund—Advisor Class(h)	May 1, 2008 — April 30, 2010	1.05	April 30, 2012(d)
Emerging Europe & Mediterranean	May 1, 2009 — February 28, 2011	2.00	(a)
Equity Index 500(i)	May 1, 2008 — April 30, 2010	0.35	April 30, 2012(d)
Global Infrastructure	January 27, 2010 — February 29, 2012	1.10	(a)
Global Infrastructure Fund—Advisor Class	January 27, 2010 — February 29, 2012	1.20	(a)
Global Large-Cap Stock	October 27, 2008 — February 28, 2011	1.00	(a)
Global Large-Cap Stock Fund—Advisor Class	October 27, 2008 — February 28, 2011	1.10	(a)
Global Real Estate	October 27, 2008 — April 30, 2011	1.05	(a)
Global Real Estate Fund—Advisor Class	October 27, 2008 — April 30, 2011	1.15	(a)
Global Stock Fund—Advisor Class(j)	March 1, 2010 — February 29, 2012	1.15	February 28, 2014(d)
Inflation Protected Bond(k)	October 1, 2008 — September 30, 2010	0.50	September 30, 2012(d)
Institutional Africa & Middle East	April 30, 2008 — February 28, 2011	1.25	(a)
Institutional Foreign Equity(l)	November 1, 2009 - February 29, 2012	0.75	(a)
Institutional Global Equity(m)	March 1, 2009 — February 28, 2011	0.75	(a)
Institutional Global Large-Cap Equity	October 27, 2008 — February 28, 2011	0.75	(a)
Institutional Large-Cap Core Growth(n)	May 1, 2009 — April 30, 2011	0.65	April 30, 2013(d)
Institutional Large-Cap Growth(o)	May 1, 2009 — April 30, 2011	0.58	April 30, 2013(d)
Institutional Large-Cap Value(p)	May 1, 2008 — April 30, 2010	0.65	April 30, 2012(d)
Institutional U.S. Structured Research	October 31, 2007 — April 30, 2010	0.55	(a)
International Growth & Income Fund— R Class	March 1, 2008 — February 28, 2010	1.40	February 29, 2012(d)
International Stock Fund—Advisor Class	March 1, 2008 — February 28, 2010	1.15	(a)
International Stock Fund—R Class(q)	March 1, 2010 — February 29, 2012	1.40	(a)
New America Growth Fund—Advisor Class(r)	May 1, 2008 — April 30, 2010	1.10	(a)
New Income Fund—Advisor Class(s)	October 1, 2008 — September 30, 2010	0.90	(a)
New Income Fund—R Class(t)	October 1, 2008 — September 30, 2010	1.15	(a)
New York Tax-Free Money(u)	July 1, 2009 — June 30, 2011	0.55	(a)
Short-Term Bond(v)	October 1, 2009 — September 30, 2011	0.55	(a)
Short-Term Bond Fund—Advisor Class(w)	October 1, 2009 — September 30, 2011	0.85	(a)
Strategic Income Fund	December 15, 2008 — September 30, 2011	0.80	(a)
Strategic Income Fund—Advisor Class	December 15, 2008 — September 30, 2011	0.95	(a)
Tax-Efficient Equity(x)	July 1, 2008 — June 30, 2010	1.25	June 30, 2012(d)
U.S. Large-Cap Core Fund	June 26, 2009 — April 30, 2012	1.15	(a)
U.S. Large-Cap Core Fund—Advisor Class	June 26, 2009 — April 30, 2012	1.20	(a)
U.S. Treasury Intermediate Fund	November 1, 2009 — September 30, 2012	0.55	(a)
U.S. Treasury Long-Term Fund	November 1, 2009 — September 30, 2012	0.55	(a)

(a)No reimbursement will be made more than three years after any waiver or payment.

(b)The California Tax-Free Money Fund previously operated under a 0.55% expense limitation that expired June 30, 2009.

(c)The Capital Opportunity Fund previously operated under a 0.95% expense limitation that expired April 30, 2008.

(d)No reimbursement will be made after the reimbursement date or three years after any waiver or payment, whichever is sooner.

(e)The Capital Opportunity Fund—Advisor Class previously operated under a l.10% expense limitation that expired April 30, 2008.

(f)The Capital Opportunity Fund—R Class previously operated under a 1.35% expense limitation that expired April 30, 2008.

(g)The Diversified Small-Cap Growth Fund previously operated under a 1.25% expense limitation that expired April 30, 2008. The reimbursement period for this limitation extends through April 30, 2010.

(h)The Dividend Growth Fund—Advisor Class previously operated under a 1.05% expense limitation that expired April 30, 2008. The reimbursement period for this limitation extends through April 30, 2010.

(i)The Equity Index 500 Fund previously operated under a 0.35% expense limitation that expired April 30, 2008. The reimbursement period for this limitation extends through April 30, 2010.

(j)The Global Stock Fund—Advisor Class previously operated under a 1.15% expense limitation that expired February 28, 2010. The reimbursement period for this limitation extends through February 28, 2012.

(k)The Inflation Protected Bond Fund previously operated under a 0.50% expense limitation that expired September 30, 2008. The reimbursement period for this limitation extends through September 30, 2010.

(l)The Institutional Foreign Equity Fund previously operated under a 1.50% expense limitation. Effective November 1, 2009, the expense limitation was lowered to 0.75%.

(m)The Institutional Global Equity Fund previously operated under a 0.75% expense limitation that expired February 28, 2009.

(n)The Institutional Large-Cap Core Growth Fund previously operated under a 0.65% expense limitation that expired April 30, 2009. The reimbursement period for this limitation extends through April 30, 2011.

(o)The Institutional Large-Cap Growth Fund previously operated under a 0.58% expense limitation that expired April 30, 2009. The reimbursement period for this limitation extends through April 30, 2011.

(p)The Institutional Large-Cap Value Fund previously operated under a 0.65% expense limitation that expired April 30, 2008. The reimbursement period for this limitation extends through April 30, 2010.

(q)The International Stock Fund—R Class previously operated under a 1.40% expense limitation that expired February 28, 2010.

(r)The New America Growth Fund—Advisor Class previously operated under a l.10% expense limitation that expired April 30, 2008.

(s)The New Income Fund—Advisor Class previously operated under a 0.90% expense limitation that expired September 30, 2008.

(t)The New Income Fund—R Class previously operated under a 1.15% expense limitation that expired September 30, 2008.

(u)The New York Tax-Free Money Fund previously operated under a 0.55% expense limitation that expired June 30, 2009.

(v)The Short-Term Bond Fund previously operated under a 0.55% expense limitation that expired September 30, 2009.

(w)The Short-Term Bond Fund—Advisor Class previously operated under a 0.85% expense limitation that expired September 30, 2009.

(x)The Tax-Efficient Equity Fund previously operated under a 1.25% expense limitation that expired June 30, 2008. The reimbursement period for this limitation extends through June 30, 2010.

The Investment Management Agreements between the funds and the Investment Managers provide that each fund will bear all expenses of its operations not specifically assumed by the Investment Managers.

For the purpose of determining whether a fund is entitled to expense limitation, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to expense limitation, that month`s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Except for the California and New York Funds, each of the above-referenced funds` Investment Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the funds may reimburse the Investment Managers, provided the reimbursement does not result in the funds` aggregate expenses exceeding the additional expense limitation. No reimbursement may be made by the California and New York Funds unless approved by shareholders.

Africa & Middle East Fund At October 31, 2009, there were no amounts subject to repayment by the fund. The fund operated below its expense limitation.

California Tax-Free Money Fund At February 28, 2009, management fees in the amount of $84,000 were waived. Including these amounts, management fees waived in the amount of $215,000 remain subject to repayment.

Capital Opportunity Fund, Capital Opportunity Fund—Advisor and R Classes At December 31, 2008, expenses in the amount of $6,000 were reimbursed by the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $28,000 remain subject to repayment. The fund operated below its expense limitation.

Diversified Mid-Cap Growth Fund At December 31, 2008, management fees in the amount of $20,000 were repaid. There were no amounts subject to repayment.

Diversified Small-Cap Growth Fund At December 31, 2008, management fees in the amount of $96,000 were waived. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $97,000 remain subject to repayment.

Dividend Growth Fund—Advisor Class At December 31, 2008, expenses in the amount of $3,000 were reimbursed by the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $9,000 remain subject to repayment.

Emerging Europe and Mediterranean Fund At October 31, 2009, there were no amounts subject to repayment by the fund. The fund operated below its expense limitation.

Equity Index 500 Fund At December 31, 2008, management fees in the amount of $2,294,000 were waived. Including these amounts, management fees waived in the amount of $3,429,000 remain subject to repayment.

Global Large-Cap Stock Fund and Global Large-Cap Stock Fund—Advisor Class At October 31, 2009, management fees in the amount of $116,000 were waived and expenses previously reimbursed by the manager in the amount of $263,000 remain subject to repayment.

Global Real Estate Fund and Global Real Estate Fund—Advisor Class At December 31, 2008, expenses in the amount of $48,000 were reimbursed by the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $48,000 remain subject to repayment.

Global Stock Fund—Advisor Class At October 31, 2009, expenses in the amount of $5,000 were reimbursed by the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $18,000 remain subject to repayment.

Inflation Protected Bond Fund At May 31, 2009, management fees in the amount of $448,000 were waived and expenses in the amount of $4,000 were reimbursed by the manager. Including these amounts, management

fees waived and expenses previously reimbursed by the manager in the amount of $997,000 remain subject to repayment.

Institutional Africa & Middle East Fund At October 31, 2009, management fees in the amount of $223,000 were waived. Including the amounts, management fees waived in the amount of $279,000 remain subject to repayment.

Institutional Global Equity Fund At October 31, 2009, management fees in the amount of $195,000 were waived. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $645,000 remain subject to repayment.

Institutional Global Large-Cap Equity Fund At October 31, 2009, management fees in the amount of $50,000 were waived and expenses in the amount of $191,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $243,000 remain subject to repayment.

Institutional Large-Cap Core Growth Fund At December 31, 2008, management fees in the amount of $151,000 were waived. Including these amounts, management fees waived and expenses previously reimbursed in the amount of $450,000 remain subject to repayment.

Institutional Large-Cap Growth Fund At December 31, 2008, management fees in the amount of $68,000 were repaid. Including these amounts, management fees waived in the amount of $112,000 remain subject to repayment.

Institutional Large-Cap Value Fund At December 31, 2008, management fees in the amount of $34,000 were repaid. There were no amounts subject to repayment. The fund operated below its expense limitation.

Institutional U.S. Structured Research Fund At December 31, 2008, management fees in the amount of $262,000 were waived. Including these amounts, management fees waived in the amount of $293,000 remain subject to repayment.

International Growth & Income Fund—R Class At October 31, 2009, the R class operated below its expense limitation.

International Stock Fund—Advisor and R Classes At October 31, 2009, expenses in the amount of $7,000 were reimbursed by the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $12,000 remain subject to repayment. The Advisor Class operated below its expense limitation.

New America Growth Fund—Advisor Class At December 31, 2008, expenses in the amount of $2,000 were reimbursed by the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $10,000 remain subject to repayment.

New Income Fund—Advisor and R Classes At May 31, 2009, expenses in the amount of $3,000 were repaid to the manager. Including these amounts, expenses previously reimbursed by the manager in the amount of $10,000 remain subject to repayment.

New York Tax-Free Money Fund At February 28, 2009, management fees in the amount of $62,000 were waived. Including these amounts, management fees waived in the amount of $156,000 remain subject to repayment.

Short-Term Bond Fund and Short-Term Bond Fund—Advisor Class At May 31, 2009, management fees in the amount of $0 were repaid and expenses in the amount of $915,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $2,025,000 remain subject to repayment.

Strategic Income Fund and Strategic Income Fund—Advisor Class At May 31, 2009, management fees in the amount of $88,000 were waived and expenses in the amount of $42,000 were reimbursed by the manager. Including these amounts, management fees waived and expenses previously reimbursed by the manager in the amount of $130,000 remain subject to repayment.

Tax-Efficient Equity Fund At February 28, 2009, management fees in the amount of $71,000 were waived and expenses in the amount of $1,000 were reimbursed by the manager. Including these amounts, management fees waived in the amount of $105,000 remain subject to repayment.

Management Related Services

In addition to the management fee, the funds (other than the Single-Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors` fees and expenses.

T. Rowe Price Services, Inc. ("Services"), a wholly owned subsidiary of T. Rowe Price, acts as the funds` transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. ("RPS"), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. The fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

The fees paid to RPS are based on the percentage of Price Fund assets for which RPS provides recordkeeping and sub-transfer agency services. The fees paid to Services and RPS are set forth in each fund`s shareholder report under "Related Party Transactions." The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds. The funds paid the expenses shown in the following table during the fiscal years indicated to T. Rowe Price for accounting services.
Fund	Fiscal Year Ended
	2/28/09	2/29/08	2/28/07
California Tax-Free Bond	$103,000	$96,000	$69,000
California Tax-Free Money	103,000	96,000	69,000
Georgia Tax-Free Bond	103,000	96,000	69,000
Maryland Short-Term Tax-Free Bond	103,000	96,000	69,000
Maryland Tax-Free Bond	135,000	125,000	91,000
Maryland Tax-Free Money	103,000	96,000	69,000
New Jersey Tax-Free Bond	103,000	96,000	69,000
New York Tax-Free Bond	103,000	96,000	69,000
New York Tax-Free Money	103,000	96,000	69,000
Tax-Efficient Equity	103,000	96,000	69,000
Tax-Exempt Money	135,000	125,000	91,000
Tax-Free High Yield	169,000	155,000	112,000
Tax-Free Income	152,000	139,000	100,000
Tax-Free Income Fund—Advisor Class	32,000	31,000	22,000
Tax-Free Short-Intermediate	103,000	96,000	69,000
Virginia Tax-Free Bond	103,000	96,000	69,000

Fund	Fiscal Year Ended
	5/31/09	5/31/08	5/31/07
Corporate Income	$164,000	$159,000	$124,000
GNMA	164,000	159,000	124,000
TRP Government Reserve Investment	98,000	98,000	77,000
High Yield	166,000	161,000	126,000
High Yield Fund—Advisor Class	47,000	44,000	33,000
Inflation Protected Bond	144,000	128,000	100,000
Institutional Core Plus	198,000	173,000	112,000
Institutional Floating Rate	198,000	68,000	(a)
Institutional High Yield	198,000	190,000	148,000
New Income	230,000	225,000	171,000
New Income Fund—Advisor Class	(b)	(b)	(b)
New Income Fund—R Class	(b)	(b)	(b)
Personal Strategy Balanced	199,000	191,000	148,000
Personal Strategy Growth	199,000	191,000	148,000
Personal Strategy Income	198,000	191,000	148,000
Prime Reserve	130,000	128,000	100,000
TRP Reserve Investment	144,000	128,000	100,000
Retirement 2005	(c)	(c)	(c)
Retirement 2005 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2005 Fund—R Class	(c)	(c)	(a)
Retirement 2010	(c)	(c)	(c)
Retirement 2010 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2010 Fund—R Class	(c)	(c)	(c)
Retirement 2015	(c)	(c)	(c)
Retirement 2015 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2015 Fund—R Class	(c)	(c)	(a)
Retirement 2020	(c)	(c)	(c)
Retirement 2020 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2020 Fund—R Class	(c)	(c)	(c)
Retirement 2025	(c)	(c)	(c)
Retirement 2025 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2025 Fund—R Class	(c)	(c)	(a)
Retirement 2030	(c)	(c)	(c)
Retirement 2030 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2030 Fund—R Class	(c)	(c)	(c)
Retirement 2035	(c)	(c)	(c)
Retirement 2035 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2035 Fund—R Class	(c)	(c)	(a)
Retirement 2040	(c)	(c)	(c)
Retirement 2040 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2040 Fund—R Class	(c)	(c)	(c)
Retirement 2045	(c)	(c)	(c)
Retirement 2045 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2045 Fund—R Class	(c)	(c)	(a)
Retirement 2050	(c)	(c)	(c)
Retirement 2050 Fund—Advisor Class	(c)	(c)	(c)
Retirement 2050 Fund—R Class	(c)	(c)	(c)
Retirement 2055	(c)	(c)	(c)
Retirement 2055 Fund—Advisor Class	(c)	(c)	(a)
Retirement 2055 Fund—R Class	(c)	(c)	(a)
Retirement Income	(c)	(c)	(c)
Short-Term Bond	179,000	174,000	135,000
Short-Term Bond Fund—Advisor Class	(b)	(b)	(b)
Short-Term Income	164,000	159,000	89,000
Strategic Income	95,000	(a)	(a)
Strategic Income—Advisor Class	(b)	(a)	(a)
U.S. Treasury Intermediate	98,000	98,000	77,000
U.S. Treasury Long-Term	98,000	98,000	77,000
U.S. Treasury Money	98,000	98,000	77,000

(a)Prior to commencement of operations.

(b)Less than $1,000.

(c)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

Fund	Fiscal Year Ended
	10/31/09	10/31/08	10/31/07
Africa & Middle East	$167,000	$199,000	$30,000
Emerging Europe & Mediterranean	104,000	134,000	117,000
Emerging Markets Stock	165,000	165,000	121,000
European Stock	106,000	135,000	118,000
Global Infrastructure	(a)	(a)	(a)
Global Infrastructure Fund—Advisor Class	(a)	(a)	(a)
Global Large-Cap Stock	125,000	2,000	(a)
Global Large-Cap Stock Fund—Advisor Class	3,000	(b)	(a)
Global Stock	116,000	147,000	130,000
Global Stock Fund—Advisor Class	2,000	2,000	(b)
Institutional Africa & Middle East	178,000	102,000	(a)
Institutional Emerging Markets Equity	136,000	161,000	117,000
Institutional Foreign Equity	104,000	133,000	120,000
Institutional Global Equity	104,000	133,000	117,000
Institutional Global Large-Cap Equity	114,000	1,000	(a)
International Discovery	141,000	165,000	120,000
International Equity Index	137,000	167,000	145,000
International Growth & Income	123,000	142,000	122,000
International Growth & Income Fund—Advisor Class	12,000	23,000	1,700
International Growth & Income Fund— R Class	2,000	3,000	3,000
International Stock	172,000	202,000	180,000
International Stock Fund—Advisor Class	1,000	2,000	2,000
International Stock Fund—R Class	(b)	(b)	(b)
Japan	75,000	102,000	91,000
Latin America	100,000	104,000	91,000
New Asia	142,000	167,000	119,000
Overseas Stock	136,000	166,000	127,000
Summit Cash Reserves	104,000	133,000	117,000
Summit GNMA	104,000	133,000	117,000
Summit Municipal Income	74,000	102,000	90,000
Summit Municipal Intermediate	74,000	102,000	90,000
Summit Municipal Money Market	104,000	133,000	117,000
U.S. Bond Index	104,000	133,000	117,000

(a)Prior to commencement of operations.

(b)Less than $1,000.

Fund	Fiscal Year Ended
	12/31/08	12/31/07	12/31/06
Balanced	$286,000	$153,000	$106,000
Blue Chip Growth	149,000	112,000	75,000
Blue Chip Growth Fund—Advisor Class	18,000	11,000	7,000
Blue Chip Growth Fund—R Class	1,000	1,000	(a)
Capital Appreciation	214,000	137,000	93,000
Capital Appreciation Fund—Advisor Class	3,000	2,000	(a)
Capital Opportunity	208,000	151,000	102,000
Capital Opportunity Fund—Advisor Class	1,000	(a)	(a)
Capital Opportunity Fund—R Class	(a)	(a)	(a)
Diversified Mid-Cap Growth	145,000	95,000	64,000
Diversified Small-Cap Growth	149,000	95,000	64,000
Dividend Growth	152,000	109,000	73,000
Dividend Growth Fund—Advisor Class	(a)	(a)	(a)
Emerging Markets Bond	244,000	181,000	125,000
Equity Income	149,000	111,000	74,000
Equity Income Fund—Advisor Class	19,000	13,000	8,000
Equity Income Fund—R Class	2,000	1,000	(a)
Equity Index 500	228,000	153,000	105,000
Extended Equity Market Index	308,000	153,000	105,000
Financial Services	139,000	95,000	64,000
Global Real Estate	42,000	(b)	(b)
Global Real Estate Fund—Advisor Class	2,000	(b)	(b)
Global Technology	167,000	123,000	84,000
Growth & Income	137,000	95,000	64,000
Growth Stock	168,000	126,000	88,000
Growth Stock Fund—Advisor Class	26,000	21,000	11,000
Growth Stock Fund—R Class	7,000	5,000	3,000
Health Sciences	217,000	152,000	104,000
Institutional Emerging Markets Bond	231,000	181,000	10,000
Institutional International Bond	235,000	106,000	(b)
Institutional Large-Cap Core Growth	138,000	95,000	64,000
Institutional Large-Cap Growth	135,000	95,000	64,000
Institutional Large-Cap Value	135,000	95,000	64,000
Institutional Mid-Cap Equity Growth	140,000	95,000	64,000
Institutional Small-Cap Stock	147,000	95,000	64,000
Institutional U.S. Structured Research	171,000	20,000	(b)
International Bond	217,000	176,000	126,000
International Bond Fund—Advisor Class	42,000	19,000	7,000
Media & Telecommunications	169,000	95,000	64,000
Mid-Cap Growth	163,000	119,000	82,000
Mid-Cap Growth Fund—Advisor Class	6,000	4,000	3,000
Mid-Cap Growth Fund—R Class	2,000	1,000	(a)
Mid-Cap Value	151,000	112,000	72,000
Mid-Cap Value Fund—Advisor Class	12,000	10,000	6,000
Mid-Cap Value Fund—R Class	8,000	7,000	4,000
New America Growth	150,000	109,000	73,000
New America Growth Fund—Advisor Class	1,000	(a)	(a)
New Era	139,000	96,000	64,000
New Horizons	184,000	123,000	84,000
Real Estate	146,000	107,000	71,000
Real Estate Fund—Advisor Class	3,000	2,000	2,000
Science & Technology	186,000	118,000	80,000
Science & Technology Fund—Advisor Class	31,000	19,000	13,000
Small-Cap Stock	151,000	101,000	67,000
Small-Cap Stock Fund—Advisor Class	13,000	9,000	6,000
Small-Cap Value	183,000	121,000	82,000
Small-Cap Value Fund—Advisor Class	23,000	17,000	11,000
Spectrum Growth	(c)	(c)	(c)
Spectrum Income	(c)	(c)	(c)
Spectrum International	(c)	(c)	(c)
Total Equity Market Index	290,000	152,000	104,000
U.S. Large-Cap Core	(b)	(b)	(b)
U.S. Large-Cap Core Fund—Advisor Class	(b)	(b)	(b)
Value	131,000	91,000	62,000
Value Fund—Advisor Class	24,000	19,000	11,000

(a)Less than $1,000.

(b)Prior to commencement of operations.

(c)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

Other Shareholder Services

The funds (other than the Institutional Funds, Short-Term Income Fund, and TRP Reserve Investment Funds) have adopted an administrative fee payment ("AFP") program that authorizes the funds to make payments for services provided on behalf of the funds. Payments are made to retirement plans, retirement plan recordkeepers, insurance companies, banks, and broker-dealers for transfer agency, recordkeeping, and other administrative services. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below in calendar year 2009.
Fund	Payment
Africa & Middle East	$28,295
Balanced	438,213
Blue Chip Growth	3,066,239
California Tax-Free Bond	14,730
California Tax-Free Money	1,502
Capital Appreciation	1,574,031
Capital Opportunity	20,165
Corporate Income	18,949
Diversified Mid-Cap Growth	4,857
Diversified Small-Cap Growth	1,570
Dividend Growth	185,825
Emerging Europe & Mediterranean	41,876
Emerging Markets Bond	76,954
Emerging Markets Stock	777,219
Equity Income	2,883,166
Equity Index 500	49,311
European Stock	42,069
Extended Equity Market Index	9,724
Financial Services	64,184
Georgia Tax-Free Bond	13,026
GNMA	41,035
TRP Government Reserve Investment	(a)
Global Infrastructure	(b)
Global Large-Cap Stock	121
Global Real Estate	19
Global Stock	57,431
Global Technology	17,133
Growth & Income	27,265
Growth Stock	4,215,992
Health Sciences	542,525
High Yield	421,132
Inflation Protected Bond	29,084
Institutional Africa & Middle East	(a)
Institutional Core Plus	(a)
Institutional Emerging Markets Bond	(a)
Institutional Emerging Markets Equity	(a)
Institutional Floating Rate	(a)
Institutional Foreign Equity	(a)
Institutional Global Equity	(a)
Institutional Global Large-Cap Equity	(a)
Institutional High Yield	(a)
Institutional International Bond	(a)
Institutional Large-Cap Core Growth	(a)
Institutional Large-Cap Growth	(a)
Institutional Large-Cap Value	(a)
Institutional Mid-Cap Equity Growth	(a)
Institutional Small-Cap Stock	(a)
Institutional U.S. Structured Research	(a)
International Bond	468,468
International Discovery	747,667
International Equity Index	18,632
International Growth & Income	207,467
International Stock	288,899
Japan	22,037
Latin America	387,036
Maryland Short-Term Tax-Free Bond	23,415
Maryland Tax-Free Bond	129,173
Maryland Tax-Free Money	1,896
Media & Telecommunications	140,726
Mid-Cap Growth	4,994,628
Mid-Cap Value	1,513,005
New America Growth	97,399
New Asia	821,472
New Era	746,021
New Horizons	1,052,375
New Income	180,841
New Jersey Tax-Free Bond	9,529
New York Tax-Free Bond	12,508
New York Tax-Free Money	120
Overseas Stock	23,351
Personal Strategy Balanced	449,251
Personal Strategy Growth	248,132
Personal Strategy Income	167,644
Prime Reserve	119,322
Real Estate	467,383
TRP Reserve Investment	(a)
Retirement 2005	(c)
Retirement 2010	(c)
Retirement 2015	(c)
Retirement 2020	(c)
Retirement 2025	(c)
Retirement 2030	(c)
Retirement 2035	(c)
Retirement 2040	(c)
Retirement 2045	(c)
Retirement 2050	(c)
Retirement 2055	(c)
Retirement Income	(c)
Science & Technology	332,484
Short-Term Bond	443,409
Short-Term Income	(a)
Small-Cap Stock	2,179,520
Small-Cap Value	832,925
Spectrum Growth	(c)
Spectrum Income	(c)
Spectrum International	(c)
Strategic Income	2,103
Summit Cash Reserves	10,208
Summit GNMA	4,527
Summit Municipal Income	132,424
Summit Municipal Intermediate	377,983
Summit Municipal Money Market	499
Tax-Efficient Balanced(d)	689
Tax-Efficient Equity(e)	686
Tax-Efficient Growth(f)	329
Tax-Exempt Money	35,030
Tax-Free High Yield	94,889
Tax-Free Income	102,541
Tax-Free Short-Intermediate	190,351
Total Equity Market Index	41,947
U.S. Bond Index	33,530
U.S. Large-Cap Core	(b)
U.S. Treasury Intermediate	164,065
U.S. Treasury Long-Term	16,251
U.S. Treasury Money	124,838
Value	288,156
Virginia Tax-Free Bond	76,373


(a)Did not participate in AFP program.

(b)Prior to commencement of operations.

(c)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

(d)The Tax-Efficient Balanced Fund merged into the Balanced Fund on August 28, 2009.

(e)The fund was formerly named Tax-Efficient Multi-Cap Growth Fund.

(f)The Tax-Efficient Growth Fund merged into the Tax-Efficient Equity Fund on August 28, 2009.

Each Advisor and R Class has adopted an AFP program under which various third parties, including third parties receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping, transfer agency, and administrative services to the classes and/or shareholders thereof. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under this AFP program, the funds paid the amounts set forth below in calendar year 2009.
Fund	Payment
Blue Chip Growth Fund—Advisor Class	$1,002,176
Blue Chip Growth Fund—R Class	98,402
Capital Appreciation Fund—Advisor Class	160,491
Capital Opportunity Fund—Advisor Class	8,269
Capital Opportunity Fund—R Class	344
Dividend Growth Fund—Advisor Class	10,184
Equity Income Fund—Advisor Class	1,605,303
Equity Income Fund—R Class	218,404
Global Infrastructure Fund—Advisor Class	(a)
Global Large-Cap Stock Fund—Advisor Class	5
Global Real Estate Fund—Advisor Class	3
Global Stock Fund—Advisor Class	13,962
Growth Stock Fund—Advisor Class	2,024,222
Growth Stock Fund—R Class	817,659
High Yield Fund—Advisor Class	1,307,476
International Bond Fund—Advisor Class	339,726
International Growth & Income Fund—Advisor Class	241,694
International Growth & Income Fund— R Class	40,436
International Stock Fund—Advisor Class	24,742
International Stock Fund—R Class	2,496
Mid-Cap Growth Fund—Advisor Class	588,326
Mid-Cap Growth Fund—R Class	179,032
Mid-Cap Value Fund—Advisor Class	505,836
Mid-Cap Value Fund—R Class	330,301
New America Growth Fund—Advisor Class	12,627
New Income Fund—Advisor Class	17,390
New Income Fund—R Class	10,108
Real Estate Fund—Advisor Class	67,201
Retirement 2005 Fund—Advisor Class	(b)
Retirement 2005 Fund—R Class	(b)
Retirement 2010 Fund—Advisor Class	(b)
Retirement 2010 Fund—R Class	(b)
Retirement 2015 Fund—Advisor Class	(b)
Retirement 2015 Fund—R Class	(b)
Retirement 2020 Fund—Advisor Class	(b)
Retirement 2020 Fund—R Class	(b)
Retirement 2025 Fund—Advisor Class	(b)
Retirement 2025 Fund—R Class	(b)
Retirement 2030 Fund—Advisor Class	(b)
Retirement 2030 Fund—R Class	(b)
Retirement 2035 Fund—Advisor Class	(b)
Retirement 2035 Fund—R Class	(b)
Retirement 2040 Fund—Advisor Class	(b)
Retirement 2040 Fund—R Class	(b)
Retirement 2045 Fund—Advisor Class	(b)
Retirement 2045 Fund—R Class	(b)
Retirement 2050 Fund—Advisor Class	(b)
Retirement 2050 Fund—R Class	(b)
Retirement 2055 Fund—Advisor Class	(b)
Retirement 2055 Fund—R Class	(b)
Retirement Income Fund—Advisor Class	(b)
Retirement Income Fund—R Class	(b)
Science & Technology Fund—Advisor Class	437,870
Short-Term Bond Fund—Advisor Class	161,671
Small-Cap Stock Fund—Advisor Class	318,323
Small-Cap Value Fund—Advisor Class	743,136
Strategic Income Fund—Advisor Class	51
Tax-Free Income Fund—Advisor Class	421,768
U.S. Large-Cap Core Fund—Advisor Class	(a)
Value Fund—Advisor Class	689,427


(a)Prior to commencement of operations.

(b)Paid by underlying Price funds pursuant to the Special Servicing Agreement.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under section 529 of the Code. Each plan has a number of portfolios that invest in underlying Price Funds including Blue Chip Growth, Emerging Markets Stock, Equity Index 500, Extended Equity Market Index, International Growth & Income, International Stock, Mid-Cap Growth, Mid-Cap Value, New Income, Overseas Stock, Short-Term Bond, Short-Term Income, Small-Cap Stock, Spectrum Income, Summit Cash Reserves, Total Equity Market Index, U.S. Bond Index, U.S. Treasury Money, and Value Funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying fund under "Related Party Transactions."

Control of Investment Adviser

T. Rowe Price Group, Inc. ("Group") is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn indirectly owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Distributor for the Funds

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Investment Services is located at the same address as the funds and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the funds (other than the Single-Fee Funds) will pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the Single-Fee Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, all of these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services` expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor and R Class shares, no sales charges are paid by investors or the funds. No compensation is paid to Investment Services.

Advisor and R Class

Distribution and Shareholder Services Plan

The fund directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor and R Class (collectively "Class"). Each plan provides that the Class may compensate Investment Services or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under each plan will be made (either directly, or indirectly through Investment Services) to intermediaries other than Investment Services such as broker-dealers, banks, insurance companies, and retirement plan recordkeepers. Under each plan, the Advisor Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets and the R Class pays a fee at the annual rate of up to 0.50% of that class's average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary; however, a lesser amount may be paid. In addition, the fee may be split among intermediaries based on the level of services provided by each. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class`s shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds` independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will normally be made for funds that are closed to new investors. Such payments are made for the various services provided to the investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/28/09
Tax-Free Income Fund—Advisor Class	$769,000

Fund	Fiscal Year Ended 5/31/09
High Yield Fund—Advisor Class	$2,661,000
New Income Fund—Advisor Class	20,000
New Income Fund—R Class	22,000
Retirement 2005 Fund—Advisor Class	19,000
Retirement 2005 Fund—R Class	85,000
Retirement 2010 Fund—Advisor Class	1,079,000
Retirement 2010 Fund—R Class	1,381,000
Retirement 2015 Fund—Advisor Class	201,000
Retirement 2015 Fund—R Class	46,000
Retirement 2020 Fund—Advisor Class	1,817,000
Retirement 2020 Fund—R Class	2,201,000
Retirement 2025 Fund—Advisor Class	228,000
Retirement 2025 Fund—R Class	37,000
Retirement 2030 Fund—Advisor Class	1,348,000
Retirement 2030 Fund—R Class	1,607,000
Retirement 2035 Fund—Advisor Class	151,000
Retirement 2035 Fund—R Class	26,000
Retirement 2040 Fund—Advisor Class	821,000
Retirement 2040 Fund—R Class	921,000
Retirement 2045 Fund—Advisor Class	65,000
Retirement 2045 Fund—R Class	11,000
Retirement 2050 Fund—Advisor Class	62,000
Retirement 2050 Fund—R Class	72,000
Retirement 2055 Fund—Advisor Class	9,000
Retirement 2055 Fund—R Class	2,000
Retirement Income Fund—Advisor Class	307,000
Retirement Income Fund—R Class	313,000
Short-Term Bond Fund—Advisor Class	9,000
Strategic Income Fund—Advisor Class	0

Fund	Fiscal Year Ended 10/31/09
Global Infrastructure Fund—Advisor Class	(a)
Global Large-Cap Stock Fund—Advisor Class	$1,000
Global Stock Fund—Advisor Class	26,000
International Growth & Income Fund—Advisor Class	479,000
International Growth & Income Fund— R Class	132,000
International Stock Fund—Advisor Class	35,000
International Stock Fund—R Class	9,000


(a)Prior to commencement of operations.

Fund	Fiscal Year Ended 12/31/08
Blue Chip Growth Fund—Advisor Class	$2,903,000
Blue Chip Growth Fund—R Class	369,000
Capital Appreciation Fund—Advisor Class	367,000
Capital Opportunity Fund—Advisor Class	3,000
Capital Opportunity Fund—R Class	2,000
Dividend Growth Fund—Advisor Class	3,000
Equity Income Fund—Advisor Class	5,188,000
Equity Income Fund—R Class	1,044,000
Global Real Estate Fund—Advisor Class	0
Growth Stock Fund—Advisor Class	6,949,000
Growth Stock Fund—R Class	3,438,000
International Bond Fund—Advisor Class	1,158,000
Mid-Cap Growth Fund—Advisor Class	1,203,000
Mid-Cap Growth Fund—R Class	724,000
Mid-Cap Value Fund—Advisor Class	1,114,000
Mid-Cap Value Fund—R Class	1,480,000
New America Growth Fund—Advisor Class	14,000
Real Estate Fund—Advisor Class	101,000
Science & Technology Fund—Advisor Class	876,000
Small-Cap Stock Fund—Advisor Class	1,026,000
Small-Cap Value Fund—Advisor Class	1,373,000
U.S. Large-Cap Core Fund—Advisor Class	(a)
Small-Cap Value Fund—Advisor Class	1,373,000
Value Fund—Advisor Class	2,774,000

(a)Prior to commencement of operations.

Portfolio Transactions

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the international Price Funds are made by T. Rowe Price International. Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all other Price Funds are made by T. Rowe Price. T. Rowe Price and T. Rowe Price International are responsible for implementing these decisions for the Price Funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

With respect to equity and debt securities, T. Rowe Price or T. Rowe Price International may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and/or research services; designate any such broker-dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price or T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

Debt Securities

In purchasing and selling debt securities, T. Rowe Price and T. Rowe Price International ordinarily place transactions with the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client (although the price usually includes undisclosed compensation) and may involve the designation of selling concessions. Debt securities may also be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers serving as primary market-makers reflect the spread between the bid and ask prices. Funds that invest exclusively or primarily in debt securities may nonetheless benefit from research and services received through the use of commissions generated by funds investing in equity securities.

Equity Securities

In purchasing and selling equity securities, T. Rowe Price and T. Rowe Price International seek to obtain quality execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for a mix of brokerage and research services.

In selecting broker-dealers to execute the Price Funds` portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price or T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As a general practice, transactions involving U.S. equity securities are executed in the primary market with market-makers, or through an electronic communications network ("ECN") or Alternative Trading System. In selecting from among these options, T. Rowe Price generally seeks to select the broker-dealers or electronic venue it believes to be actively and effectively trading the security being purchased or sold. In an effort to obtain quality execution, orders for foreign equity securities may be placed through T. Rowe Price International`s trading desk. Executions of orders may be directed to an affiliated trading desk that is best situated to execute a particular order.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the U.S. However, an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, although a small number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price and T. Rowe Price International seek to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of mutual funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price and T. Rowe Price International may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; and (g) rates paid by other institutional investors based on available public information.

Commissions Paid to Broker-Dealers for Research

T. Rowe Price and T. Rowe Price International receive a wide range of research services from broker-dealers. The services provide domestic and international perspectives and may cover investment opportunities throughout the world. These services include information on the economy, industries, groups of securities, individual companies, statistics, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, performance analysis, credit analysis, risk measurement analysis, and analysis of corporate responsibility issues. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may also be provided through meetings arranged with corporate management, industry spokespersons, economists, academicians, and government representatives. Some research may be incorporated into firm-wide systems or communications. Therefore, T. Rowe Price may have access to research obtained through commissions generated by T. Rowe Price International and T. Rowe Price International may have access to research obtained through commissions generated by T. Rowe Price.

Certain broker-dealers that provide quality brokerage and execution services also furnish proprietary research services to T. Rowe Price and T. Rowe Price International. Proprietary research may also include research provided by an affiliate of the broker-dealer. With regard to the payment of brokerage commissions and receipt of proprietary research, T. Rowe Price and T. Rowe Price International have adopted brokerage allocation policies which embody the concepts of Section 28(e) of the 1934 Act and which are in accordance with the Conduct of Business Rules of the United Kingdom Financial Services Authority. Section 28(e) permits an investment adviser to cause its accounts or clients to pay a higher commission to a broker-dealer that furnishes research services than what might be charged by another broker-dealer that does not furnish research services (or that furnishes brokerage and research services deemed to be of lesser value). The adviser must determine in good faith that the commission is reasonable in relation to the value of the research services (and any brokerage services) provided. The determination may be viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. As a result, research may not necessarily benefit all accounts paying commissions to such broker-dealers.

Except as set forth in the following section on "Directed Brokerage," T. Rowe Price and T. Rowe Price International have policies of not allocating brokerage business in return for products or services other than brokerage or research services, although from time to time each receives third-party vendor services and products serving both research and non-research functions in accordance with the provisions of Section 28(e). T. Rowe Price and T. Rowe Price International cannot always readily determine the extent to which commissions charged by broker-dealers reflect the value of their research services. However, in accordance with regulations issued by the United Kingdom Financial Services Authority, T. Rowe Price International makes a good faith determination of the amount of its clients` commissions attributable to research.

T. Rowe Price and T. Rowe Price International may receive proprietary research from broker-dealers in connection with brokerage transactions, including selling concessions and designations in fixed-price offerings in which a Price Fund or non-ERISA client participates.

Research services received from broker-dealers are supplemental to the research efforts of T. Rowe Price and T. Rowe Price International and, when utilized, are subject to internal analysis before being incorporated into their investment processes. As a practical matter, it would not be possible to take into consideration all of the information and varied opinions presently provided by broker-dealers. Independent third-party research is an important component of the Price Funds` investment selection process and may be paid for directly by T. Rowe Price or T. Rowe Price International, obtained through commission sharing arrangements ("CSAs"), or acquired through "step-out" transactions.

T. Rowe Price and T. Rowe Price International may obtain third-party research from broker-dealers or non-broker-dealers by entering into CSAs. Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades for the Price Funds will be allocated to one or more research providers, as directed by T. Rowe Price and T. Rowe Price International, as payment for research. The use of CSAs allows T. Rowe Price and T. Rowe Price International to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer (for equity transactions on behalf of the Price Funds and other client accounts), and then periodically direct the broker-dealer to pay third party research providers for research. All such uses of CSAs by T. Rowe Price and T. Rowe Price International shall be subject to applicable law and their best execution obligations.

In addition, proprietary research and services may be acquired or received either directly from executing brokers-dealers or indirectly through other brokers-dealers in step-out transactions or similar arrangements. A "step-out" is an arrangement by which an investment manager executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion. T. Rowe Price and T. Rowe Price International may use a step-out to compensate broker-dealers who provide valuable proprietary research services to the Price Funds. T. Rowe Price may also use full service broker-dealers that provide "bundled" proprietary research, either directly or through step-out transactions with other brokers. All such uses of brokerage by T. Rowe Price and T. Rowe Price International to acquire research shall be subject to applicable law and their best execution obligations. Lower commissions may be available from other broker-dealers that do not provide research.

While receipt of research services from brokerage firms has not reduced normal research activities by T. Rowe Price or T. Rowe Price International, the expenses of either could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by broker-dealers, T. Rowe Price and T. Rowe Price International are relieved of expenses which they might otherwise bear.

Directed Brokerage

The Price Funds that invest in U.S. equity securities have adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the broker-dealers and credited to short-term security gain/loss.

At the present time, the Price Funds do not recapture commissions, underwriting discounts, or selling group concessions in connection with debt securities acquired in underwritten offerings. T. Rowe Price and T. Rowe Price International may, however, have the opportunity to designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Allocation of Brokerage Commissions

T. Rowe Price and T. Rowe Price International have policies of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, brokerage placement has been determined, as appropriate, by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. T. Rowe Price and T. Rowe Price International may choose to allocate brokerage among several broker-dealers that are able to meet the needs of the transaction.

Each year, T. Rowe Price and T. Rowe Price International assess the contributions of the equity brokerage and research services provided by broker-dealers and create a ranking of broker-dealers in response to these assessments. Portfolio managers, research analysts, and the trading department each evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the quality of such services. Actual business received by a particular firm may not directly reflect its ranking in the voting process. It may be less than the suggested target but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. Allocation of brokerage business is monitored on a periodic basis by the Equity and Fixed Income Brokerage and Trading Control Committees. In no event is a broker-dealer excluded from receiving business from T. Rowe Price or T. Rowe Price International because it has not been identified as providing research services. Discount or execution-only brokers, as well as ECNs, are used where deemed appropriate.

Trade Allocation Policies

T. Rowe Price and T. Rowe Price International have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. For example, adjustments may be made: (i) to eliminate de minimis positions; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). With respect to any private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Miscellaneous

The brokerage allocation policies for T. Rowe Price and T. Rowe Price International are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price or T. Rowe Price International effect securities transactions may be used in servicing all accounts (including non-Price Funds) managed by T. Rowe Price or T. Rowe Price International. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price or T. Rowe Price International in connection with the management of that fund. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds` shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

Since certain clients of T. Rowe Price and T. Rowe Price International have similar investment objectives and programs to those of a particular Price Fund, T. Rowe Price or T. Rowe Price International may make recommendations to other clients that result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of T. Rowe Price and T. Rowe Price International not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution. T. Rowe Price International may also follow this practice. Clients should be aware, however, that the grouping of their orders with other clients` orders may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order will reflect the average price paid or received with respect to the total order.

T. Rowe Price may also include orders on behalf of the T. Rowe Price Associates Foundation, Inc. and the T. Rowe Price Program for Charitable Giving, Inc., not for profit entities, and the T. Rowe Price Savings Bank in aggregated orders from time to time.

T. Rowe Price and T. Rowe Price International may give advice and take action for clients, including the Price Funds, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price and T. Rowe Price International are not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

T. Rowe Price and T. Rowe Price International have established the Equity and Fixed Income Brokerage and Trading Control Committees, which are responsible for developing and monitoring brokerage policies and resolving questions relating to those policies.

T. Rowe Price and T. Rowe Price International have established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. In certain limited instances, however, T. Rowe Price or T. Rowe Price International may increase aggregate ownership to a maximum of 15% or more. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

For the fiscal years indicated, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price or T. Rowe Price International in connection with the management of each fund that invests in equity securities, are shown below.

Fund	Fiscal Year Ended
	2/28/09%		2/29/08%		2/28/07%
California Tax-Free Bond	$228,000	(a)	$255,000	(a)	$251,000	(a)
California Tax-Free Money	8,000	(a)	0	(a)	2,000	(a)
Georgia Tax-Free Bond	75,000	(a)	60,000	(a)	67,000	(a)
Maryland Short-Term Tax-Free Bond	36,000	(a)	35,000	(a)	32,000	(a)
Maryland Tax-Free Bond	319,000	(a)	390,000	(a)	665,000	(a)
Maryland Tax-Free Money	11,000	(a)	2,000	(a)	26,000	(a)
New Jersey Tax-Free Bond	109,000	(a)	132,000	(a)	146,000	(a)
New York Tax-Free Bond	195,000	(a)	168,000	(a)	325,000	(a)
New York Tax-Free Money	4,000	(a)	4,000	(a)	0	(a)
Tax-Efficient Equity	14,000	1.7	11,000	1.4	10,000	2.4
Tax-Exempt Money	13,000	(a)	2,000	(a)	5,000	(a)
Tax-Free High Yield	1,564,000	(a)	1,256,000	(a)	720,000	(a)
Tax-Free Income	1,676,000	(a)	1,136,000	(a)	1,121,000	(a)
Tax-Free Short-Intermediate	283,000	(a)	96,000	(a)	98,000	(a)
Virginia Tax-Free Bond	300,000	(a)	261,000	(a)	245,000	(a)

(a)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	5/31/09%		5/31/08%		5/31/07%
Corporate Income	$823,000	86.6	$415,000	95.7	$148,000	93.2
GNMA	11,000	(a)	85,000	(a)	200,000	(a)
TRP Government Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
High Yield	15,219,000	78.2	6,936,000	92.1	18,250,000	91.8
Inflation Protected Bond	5,000	(a)	4,000	(a)	3,000	(a)
Institutional Core Plus	38,000	90.5	43,000	96.2	19,000	94.2
Institutional Floating Rate	1,033,000	(a)	(b)	(b)	(c)	(c)
Institutional High Yield	2,414,000	76.0	1,063,000	90.9	1,399,000	91.8
New Income	3,102,000	94.9	3,519,000	96.2	2,152,000	93.7
Personal Strategy Balanced	957,000	23.6	873,000	15.5	648,000	24.5
Personal Strategy Growth	855,000	26.1	817,000	18.4	540,000	28.9
Personal Strategy Income	636,000	14.2	370,000	13.0	230,000	20.3
Prime Reserve	(b)	(b)	(b)	(b)	(b)	(b)
TRP Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2005	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2010	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2015	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2020	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2025	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2030	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2035	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2040	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2045	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2050	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2055	(b)	(b)	(b)	(b)	(b)	(b)
Retirement Income	(b)	(b)	(b)	(b)	(b)	(b)
Short-Term Bond	1,262,000	(a)	658,000	(a)	471,000	(a)
Short-Term Income	345,000	(a)	550,000	(a)	175,000	(a)
Strategic Income	125,000	81.9	(c)	(c)	(c)	(c)
U.S. Treasury Intermediate	58,000	(a)	8,000	(a)	7,000	(a)
U.S. Treasury Long-Term	39,000	(a)	20,000	(a)	13,000	(a)
U.S. Treasury Money	(b)	(b)	(b)	(b)	(b)	(b)

(a)Percentages are not required for funds that do not invest in equity securities.

(b)Not applicable.

(c)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/09%		10/31/08%		10/31/07%
Africa & Middle East	$932,000	1.6	$4,194,000	0.2	$193,000	8.6
Emerging Europe & Mediterranean	687,000	4.0	2,516,000	1.1	4,009,000	4.9
Emerging Markets Stock	4,855,000	32.5	7,467,000	31.2	6,981,000	3.9
European Stock	1,227,000	6.7	3,064,000	1.3	2,949,000	0.6
Global Infrastructure	(a)	(a)	(a)	(a)	(a)	(a)
Global Large-Cap Stock	130,000	2.6	3,000	23.0	(a)	(a)
Global Stock	1,610,000	18.0	3,705,000	28.8	2,013,000	13.1
Institutional Africa & Middle East	547,000	1.0	523,000	0.4	(a)	(a)
Institutional Emerging Markets Equity	458,000	33.3	911,000	31.5	486,000	3.8
Institutional Foreign Equity	90,000	27.8	215,000	20.0	426,000	1.6
Institutional Global Equity	195,000	26.7	433,000	31.4	11,000	10.2
Institutional Global Large-Cap Equity	312,000	0.5	2,000	23.4	(a)	(a)
International Discovery	3,039,000	29.6	5,598,000	19.8	6,898,000	0.5
International Equity Index	344,000	0.2	135,000	1.1	246,000	0.0
International Growth & Income	1,777,000	10.9	1,544,000	16.8	1,488,000	1.2
International Stock	7,836,000	28.0	11,743,000	26.8	15,191,000	1.6
Japan	546,000	59.3	809,000	48.6	1,415,000	0.0
Latin America	1,752,000	38.3	3,657,000	51.7	6,254,000	9.8
New Asia	5,776,000	46.5	9,508,000	40.4	11,086,000	0.5
Overseas Stock	700,000	21.8	1,371,000	21.7	1,040,000	0.4
Summit Cash Reserves	0	(b)	0	(b)	0	(b)
Summit GNMA	2,000	(b)	2,000	(b)	5,000	(b)
Summit Municipal Income	370,000	(b)	323,000	(b)	569,000	(b)
Summit Municipal Intermediate	634,000	(b)	368,000	(b)	132,000	(b)
Summit Municipal Money Market	4,000	(b)	0	(b)	2,200	(b)
U.S. Bond Index	217,000	(b)	111,000	(b)	54,000	(b)

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	12/31/08%		12/31/07%		12/31/06%
Balanced	$1,791,000	26.5	$887,000	8.6	$379,000	3.2
Blue Chip Growth	8,826,000	45.3	5,546,000	33.9	5,490,000	52.9
Capital Appreciation	13,893,000	24.3	7,240,000	38.7	6,828,000	41.2
Capital Opportunity	301,000	35.9	219,000	31.0	194,000	41.7
Diversified Mid-Cap Growth	46,000	5.2	44,000	8.9	69,000	6.5
Diversified Small-Cap Growth	24,000	12.8	49,000	16.4	93,000	39.2
Dividend Growth	499,000	34.9	290,000	38.7	322,000	44.8
Emerging Markets Bond	(a)	(b)	0	(b)	3,000	(b)
Equity Income	13,095,000	26.0	12,007,000	25.1	6,840,000	45.4
Equity Index 500	1,200,000	0.8	483,000	3.3	435,000	1.2
Extended Equity Market Index	43,000	3.5	116,000	2.1	58,000	1.6
Financial Services	1,681,000	16.1	1,451,000	30.7	937,000	36.1
Global Real Estate	3,000	13.1	(c)	(c)	(c)	(c)
Global Technology	314,000	46.7	676,000	25.7	538,000	26.8
Growth & Income	614,000	36.5	928,000	45.4	1,749,000	56.8
Growth Stock	19,995,000	36.3	25,290,000	23.2	15,130,000	32.5
Health Sciences	3,463,000	21.0	5,621,000	22.2	4,392,000	31.4
Institutional Concentrated Large-Cap Value	4,000	6.3	1,000	22.1	1,000	0.3
Institutional Emerging Markets Bond	0	(b)	0	(b)	(b)	(b)
Institutional International Bond	0	(b)	0	(b)	(c)	(c)
Institutional Large-Cap Core Growth	121,000	31.2	33,000	15.5	24,000	33.8
Institutional Large-Cap Growth	1,408,000	34.4	1,268,000	32.8	444,000	40.0
Institutional Large-Cap Value	186,000	13.8	60,000	27.9	65,000	22.3
Institutional Mid-Cap Equity Growth	382,000	27.2	416,000	25.6	564,000	27.4
Institutional Small-Cap Stock	456,000	23.5	463,000	21.5	480,000	20.6
Institutional U.S. Structured Research	177,000	33.6	26,000	14.1	(c)	(c)
International Bond	(a)	(b)	0	(b)	44,000	(b)
Media & Telecommunications	3,017,000	26.1	4,653,000	10.4	2,994,000	16.6
Mid-Cap Growth	12,067,000	29.0	14,570,000	29.1	19,865,000	28.6
Mid-Cap Value	12,194,000	58.0	14,064,000	55.0	10,578,000	62.0
New America Growth	794,000	40.4	720,000	44.0	969,000	55.5
New Era	3,027,000	28.8	2,438,000	25.3	1,798,000	37.7
New Horizons	7,356,000	31.6	14,497,000	19.0	12,117,000	22.4
Real Estate	1,251,000	52.5	1,624,000	28.9	3,267,000	19.7
Science & Technology	4,719,000	39.8	7,083,000	24.5	10,182,000	31.6
Small-Cap Stock	5,894,000	26.7	8,137,000	23.3	7,602,000	23.6
Small-Cap Value	3,460,000	15.7	5,001,000	31.3	3,002,000	42.3
Spectrum Growth	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum Income	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum International	(d)	(d)	(d)	(d)	(d)	(d)
Total Equity Market Index	63,000	2.0	37,000	4.6	28,000	1.5
U.S. Large-Cap Core	(c)	(c)	(c)	(c)	(c)	(c)
Value	6,498,000	14.3	4,054,000	25.1	2,210,000	42.7

(a)Less than $1,000.

(b)Percentages are not required for funds that do not invest in equity securities.

(c)Prior to commencement of operations.

(d)Not applicable.

Fund Holdings in Securities of Brokers and Dealers

The following lists the funds` holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

		Fiscal Year Ended 2/28/09
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
California Tax-Free Bond
	Banc of America Securities	—	$1,734,000
	Goldman Sachs	—	1,341,000
	JPMorgan Chase	—	660,000
	Merrill Lynch Pierce Fenner & Smith	—	3,184,000
California Tax-Free Money
	Banc of America Securities	—	2,220,000
	JPMorgan Chase	—	3,210,000
Maryland Tax-Free Money
	Banc of America Securities	—	17,575,000
New York Tax-Free Bond
	Goldman Sachs	—	1,661,000
Tax-Exempt Money
	Banc of America Securities	—	33,230,000
	JPMorgan Chase	—	40,525,000
Tax-Free High Yield
	Banc of America Securities	—	4,366,000
Tax-Free Income
	Citigroup	—	800,000
	Goldman Sachs	—	27,683,000
	Merrill Lynch Pierce Fenner & Smith	—	736,000
Tax-Free Short- Intermediate
	Goldman Sachs	—	9,012,000
	Merrill Lynch Pierce Fenner & Smith	—	3,347,000

		Fiscal Year Ended 5/31/09
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Corporate Income
	Banc of America Securities	$175	$7,962
	Barclays Capital	—	591
	Citigroup Global Markets	—	8,257
	CS First Boston	—	770
	Deutsche Bank	—	1,405
	Goldman Sachs	—	14,823
	Greenwich Capital Markets	—	461
	JP Morgan Chase	—	16,982
	Morgan Stanley	—	13,507
	UBS Securities	—	1,233
	Wachovia Securities	—	2,296
GNMA
	Greenwich Capital Markets	—	5,958
	JP Morgan Chase	—	5,640
TRP Government Reserve Investment
	Banc of America Securities	—	70,000
	Barclays Capital	—	54,000
	Citigroup Global Markets	—	69,974
	CS First Boston	—	48,982
	Deutsche Bank	—	52,000
	JP Morgan Chase	—	25,000
	Morgan Stanley	—	20,000
High Yield
	Banc of America Securities	14,958	—
	Goldman Sachs	9,383	—
	JPMorgan Chase	6,457	—
Inflation Protected Bond
	CS First Boston	—	1,266
	JPMorgan Chase	—	739
Institutional Core Plus
	Banc of America Securities	—	1,572
	Barclays Capital	—	99
	Citigroup Global Markets	—	1,375
	CS First Boston	—	881
	Deutsche Bank	—	558
	Goldman Sachs	—	846
	JP Morgan Chase	—	1,741
	Merrill Lynch Pierce, Fenner & Smith	—	469
	Morgan Stanley	—	1,550
	UBS Securities	—	179
	Wachovia Securities	—	234
Institutional High Yield
	Banc of America Securities	1,728	—
	Goldman Sachs	1,084	—
	JP Morgan Chase	775	—
Institutional Floating Rate
	Banc of America Securities	—	1,601
New Income
	Banc of America Securities	1,575	111,345
	Barclays Capital	—	7,376
	Citigroup Global Markets	—	98,906
	CS First Boston	—	94,098
	Deutsche Bank	—	15,330
	Goldman Sachs	—	81,483
	Greenwich Capital Markets	—	9,995
	JPMorgan Chase	—	187,423
	Merrill Lynch Pierce, Fenner & Smith	—	40,712
	Morgan Stanley	—	165,117
	Wachovia Securities	—	19,967
Personal Strategy Balanced
	Banc of America Securities	6,907	4,397
	Barclays Capital	1,126	278
	Citigroup Global Markets	352	2,587
	CS First Boston	4	2,899
	Deutsche Bank	1,363	—
	Goldman Sachs	8,920	2,981
	Greenwich High Yield	—	261
	JPMorgan Chase	8,428	7,933
	Merrill Lynch	—	2,095
	Morgan Stanley	4,239	3,235
	UBS Investment Bank	—	430
Personal Strategy Growth
	Banc of America Securities	6,693	1,858
	Barclays Capital	1,146	99
	Citigroup Global Markets	328	606
	CS First Boston	18	1,151
	Deutsche Bank	806	—
	Goldman Sachs	8,790	522
	Greenwich High Yield	—	81
	JPMorgan Chase	8,218	1,877
	Merrill Lynch	—	1,063
	Morgan Stanley	4,187	779
	UBS Investment Bank	—	160
Personal Strategy Income
	Banc of America Securities	2,857	3,199
	Barclays Capital	462	219
	Citigroup Global Markets	147	2,697
	CS First Boston	9	2,493
	Deutsche Bank	340	1,084
	Goldman Sachs	3,759	2,651
	Greenwich High Yield	—	152
	JPMorgan Chase	3,568	5,256
	Merrill Lynch	—	1,390
	Morgan Stanley	1,756	3,014
	UBS Investment Bank	—	1,036
Prime Reserve
	Banc of America Securities	—	78,761
	Barclays Capital	—	82,501
	Citigroup Global Markets	—	129,246
	Deutsche Bank	—	75,000
	Goldman Sachs	—	75,000
	JPMorgan Chase	—	6,200
TRP Reserve Investment
	Banc of America Securities	—	61,787
	Barclays Capital	—	109,001
	Citigroup Global Markets	—	359,831
	CS First Boston	—	149,544
	Deutsche Bank	—	25,000
	Goldman Sachs	—	113,893
	JPMorgan Chase	—	43,000
Short-Term Bond
	Banc of America Securities	—	38,790
	Barclays Capital	—	6,352
	BB&T Capital Market	—	13,919
	Citigroup Global Markets	—	16,012
	CS First Boston	—	24,584
	Deutsche Bank	—	3,780
	Goldman Sachs	—	16,793
	Greenwich Capital Markets	—	13,720
	JPMorgan Chase	—	30,257
	Morgan Stanley	—	35,726
	UBS Securities	—	13,952
Short-Term Income
	Banc of America Securities	—	13,179
	Barclays Capital	—	2,683
	BB&T Capital Market	—	7,297
	Citigroup Global Markets	—	13,032
	CS First Boston	—	14,514
	Deutsche Bank	—	1,900
	Goldman Sachs	—	7,614
	Greenwich Capital Markets	—	10,409
	JPMorgan Chase	—	15,873
	Lehman Brothers	—	11,835
	Morgan Stanley	—	13,565
	UBS Securities	—	11,835
Strategic Income
	Banc of America Securities	163	763
	Barclays Capital	—	181
	BNP Paribas Securities	—	74
	Citigroup Global Markets	—	1,103
	CS First Boston	—	1,000
	Deutsche Bank	—	479
	Goldman Sachs	—	1,164
	Greenwich Capital Markets	—	382
	JPMorgan Chase	—	1,798
	Merrill Lynch Pierce, Fenner & Smith	—	459
	Morgan Stanley	—	1,645
	Wachovia Securities	—	690
U.S. Treasury Intermediate
	Banc of America Securities	—	6,164
	Goldman Sachs	—	13,109
	JPMorgan Chase	—	14,297
U.S. Treasury Long-Term
	JPMorgan Chase	—	3,425
U.S. Treasury Money
	Banc of America Securities	—	205,000
	Barclays Capital	—	105,000
	Citigroup Global Markets	—	159,956
	CS First Boston	—	105,000
	Deutsche Bank	—	105,000
	JPMorgan Chase	—	105,000
	Morgan Stanley	—	105,000
	UBS Securities	—	94,162

		Fiscal Year Ended 10/31/09
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Africa & Middle East
	Deutsche Bank	$9,898,000	—
	HSBC Brokerage	18,256,000	—
	Morgan Stanley	7,191,000	—
Emerging Europe & Mediterranean
	Merrill Lynch	—	$445,000
	Goldman Sachs	—	89,000
European Stock
	CS First Boston	13,826,000	—
Global Large-Cap Stock
	CS First Boston	167,000	—
	Goldman Sachs	146,000	—
	JPMorgan Chase	459,000	—
	Macquarie Equities USA	144,000	—
	Morgan Stanley	202,000	—
Global Stock
	Goldman Sachs	7,317,000	515,000
	JPMorgan Chase	29,239,000	—
	Merrill Lynch	—	2,578,000
Institutional Africa & Middle East
	Deutsche Bank	3,411,000	—
	EFG Hermes	1,635,000	—
	HSBC Securities	6,517,000	—
	Morgan Stanley	2,539,000	—
Institutional Emerging Markets Equity
	EFG Hermes	2,503,000	—
Institutional Foreign Equity
	CS First Boston	506,000	—
	Goldman Sachs	—	40,000
	Macquarie Equities	299,000	—
	Merrill Lynch	—	201,000
Institutional Global Equity
	Goldman Sachs	1,787,000	—
	JPMorgan Chase	7,113,000	—
Institutional Global Large-Cap Equity
	CS First Boston	128,000	—
	EFG Hermes	144,000	—
	Goldman Sachs	104,000	—
	JPMorgan Chase	334,000	—
	Macquarie Equities USA	105,000	—
	Morgan Stanley	148,000	—
International Equity Index
	Barclays Capital	2,118,000	—
	CS First Boston	2,226,000	—
	Deutsche Bank	1,652,000	—
	Goldman Sachs	—	858,000
	Macquarie Equities USA	762,000	—
	Merrill Lynch	—	4,296,000
	UBS Investment Bank	2,162,000	—
International Growth & Income
	Deutsche Bank	35,128,000	—
	Goldman Sachs	—	5,913,000
	HSBC Securities	26,448,000	—
	Macquarie Equities USA	17,691,000	—
	Merrill Lynch	—	29,597,000
International Stock
	CS First Boston	47,943,000	—
	Macquarie Equities USA	28,311,000	—
Japan
	Goldman Sachs	—	625,000
	Merrill Lynch	—	3,126,000
Latin America
	Goldman Sachs	—	1,969,000
	Merrill Lynch	—	9,854,000
Overseas Stock
	Deutsche Bank	12,406,000	—
	Macquarie Equities USA	10,605,000	—
Summit Cash Reserves
	Banc of America Securities	—	11,454,000
	Barclays Capital	—	50,000,000
	Citigroup	—	123,470,000
	CS First Boston	—	24,003,000
	Goldman Sachs	—	50,000,000
	Greenwich Capital Markets	—	37,495,000
	JPMorgan Chase	—	59,675,000
	Morgan Stanley	—	22,008,000
Summit GNMA
	Citigroup	—	1,000
	Deutsche Bank	—	1,000
	Morgan Stanley	—	1,000
Summit Municipal Income
	Banc of America Securities	—	2,110,000
	Goldman Sachs	—	4,298,000
	Merrill Lynch Pierce Fenner & Smith	—	1,253,000
Summit Municipal Intermediate
	Goldman Sachs	—	13,854,000
Summit Municipal Money Market
	Banc of America Securities	—	5,565,000
	JPMorgan Chase	—	7,675,000
	Merrill Lynch Pierce Fenner & Smith	—	1,500,000
U.S. Bond Index
	Banc of America Securities	—	6,434,000
	Barclays Capital	—	507,000
	Citigroup	—	4,651,000
	CS First Boston	—	1,933,000
	Deutsche Bank	—	1,803,000
	Goldman Sachs	—	4,196,000
	Greenwich Capital Markets	—	1,094,000
	JPMorgan Chase	—	5,039,000
	Morgan Stanley	—	6,387,000
	UBS Securities	—	1,730,000
	Wells Fargo	—	2,789,000

		Fiscal Year Ended 12/31/08
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Balanced
	Banc of America Securities	$6,798,000	$9,842,000
	Barclays Capital	1,519,000	—
	Citigroup	3,473,000	18,729,000
	Credit Suisse Group	14,000	8,384,000
	Deutsche Bank	—	7,720,000
	Goldman Sachs	7,882,000	6,004,000
	JPMorgan Chase	11,648,000	19,621,000
	Merrill Lynch Pierce Fenner & Smith	2,734,000	3,569,000
	Morgan Stanley	3,745,000	5,825,000
Blue Chip Growth
	Credit Suisse	274,000	—
	Goldman Sachs	89,453,000	—
	JPMorgan Chase	44,142,000	—
	Morgan Stanley	44,912,000	—
Capital Appreciation
	Banc of America Securities	52,378,000	—
	Citigroup	47,667,000	—
	Lazard Freres	72,089,000	—
	JPMorgan Chase	42,991,000	—
	Merrill Lynch Pierce Fenner & Smith	15,446,000	—
Capital Opportunity
	Banc of America Securities	1,290,000	—
	Citigroup	564,000	—
	Goldman Sachs	962,000	—
	JPMorgan Chase	2,979,000	—
	Merrill Lynch Pierce Fenner & Smith	392,000	—
	Morgan Stanley	653,000	—
Dividend Growth
	Citigroup	1,199,000	—
	Goldman Sachs	4,025,000	—
	JPMorgan Chase	9,487,000	—
	Morgan Stanley	2,631,000	—
	UBS Securities	2,676,000	—
Equity Income
	Banc of America Securities	98,648,000	—
	Citigroup	38,583,000	—
	Goldman Sachs	113,926,000	—
	JPMorgan Chase	457,185,000	—
	Merrill Lynch Pierce Fenner & Smith	116,684,000	—
	UBS Securities	76,145,000	—
Equity Index 500
	Banc of America Securities	66,684,000	—
	Citigroup	34,536,000	—
	Goldman Sachs	34,990,000	—
	JPMorgan Chase	111,248,000	—
	Merrill Lynch Pierce Fenner & Smith	17,474,000	—
	Morgan Stanley	15,970,000	—
Extended Equity Market Index
	Investment Technology Group	150,000	—
	Stifel Financial	277,000	—
Financial Services
	Banc of America Securities	10,500,000	—
	Citigroup	6,533,000	—
	JPMorgan Chase	13,230,000	—
	Merrill Lynch Pierce Fenner & Smith	543,000	—
	Morgan Stanley	2,648,000	—
	UBS Securities	11,207,000	—
Growth & Income
	Citigroup	1,879,000	—
	Goldman Sachs	5,240,000	—
	JPMorgan Chase	7,047,000	—
	Morgan Stanley	3,306,000	—
Growth Stock
	Goldman Sachs	82,322,000	—
Institutional International Bond
	Barclays Capital	—	56,000
	BNP Paribas Securities	—	71,000
	Citigroup	—	106,000
	Deutsche Bank	—	97,000
	HSBC Securities	—	219,000
	JPMorgan Chase	—	121,000
	Merrill Lynch Pierce Fenner & Smith	—	40,000
	Morgan Stanley	—	68,000
	Societe Generale Securities	—	71,000
	UBS Securities	—	117,000
Institutional Large-Cap Core Growth
	Credit Suisse	3,000	—
	Goldman Sachs	996,000	—
	JPMorgan Chase	514,000	—
	Morgan Stanley	521,000	—
Institutional Large-Cap Growth
	Goldman Sachs	14,253,000	—
	Morgan Stanley	5,915,000	—
Institutional Large-Cap Value
	Banc of America Securities	5,388,000	—
	Citigroup	2,226,000	—
	Goldman Sachs	1,747,000	—
	JPMorgan Chase	8,538,000	—
	Merrill Lynch Pierce Fenner & Smith	1,810,000	—
	Morgan Stanley	746,000	—
Institutional U.S. Structured Research
	Banc of America Securities	744,000	—
	Citigroup	285,000	—
	Goldman Sachs	570,000	—
	JPMorgan Chase	1,737,000	—
	Merrill Lynch Pierce Fenner & Smith	193,000	—
	Morgan Stanley	318,000	—
International Bond
	Credit Suisse	—	3,817,000
	Citigroup	—	9,972,000
	Deutsche Bank	—	31,744,000
	Goldman Sachs	—	7,875,000
	HSBC Securities	—	8,571,000
	JPMorgan Chase	—	9,224,000
	Merrill Lynch Pierce Fenner & Smith	—	2,652,000
	Morgan Stanley	—	5,394,000
	Societe Generale Securities	—	4,917,000
	UBS Securities	—	5,250,000
New America Growth
	Goldman Sachs	8,439,000	—
Small-Cap Value
	JMP Securities	5,474,000	—
Total Equity Market Index
	Banc of America Securities	2,482,000	—
	Citigroup	1,154,000	—
	Goldman Sachs	1,288,000	—
	Investment Technology Group	52,000	—
	JPMorgan Chase	4,127,000	—
	Merrill Lynch Pierce Fenner & Smith	674,000	—
	Morgan Stanley	634,000	—
	Stifel Financial	131,000	—
Value
	Banc of America Securities	74,835,000	—
	Citigroup	41,669,000	—
	Goldman Sachs	32,068,000	—
	JPMorgan Chase	65,740,000	—
	Lazard Freres	67,956,000	—
	Merrill Lynch Pierce Fenner & Smith	35,417,000	—
	Morgan Stanley	8,581,000	—

Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:
Fund	Fiscal Year Ended
	2/28/09	2/29/08	2/28/07
California Tax-Free Bond	22.5%	18.1%	27.5%
California Tax-Free Money	(a)	(a)	(a)
Georgia Tax-Free Bond	28.2	19.7	27.0
Maryland Short-Term Tax-Free Bond	23.0	29.4	69.7
Maryland Tax-Free Bond	21.9	22.9	19.6
Maryland Tax-Free Money	(a)	(a)	(a)
New Jersey Tax-Free Bond	12.5	16.7	14.8
New York Tax-Free Bond	21.3	28.4	26.6
New York Tax-Free Money	(a)	(a)	(a)
Tax-Efficient Equity	35.5	21.3	16.7
Tax-Exempt Money	(a)	(a)	(a)
Tax-Free High Yield	28.7	31.2	25.2
Tax-Free Income	41.4	29.9	28.1
Tax-Free Short-Intermediate	24.9	43.2	46.9
Virginia Tax-Free Bond	27.1	26.4	28.7

(a)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	5/31/09	5/31/08	5/31/07
Corporate Income	36.3	38.9%	42.8%
GNMA	108.3(a)	89.6(a)	80.7(a)
TRP Government Reserve Investment	(b)	(b)	(b)
High Yield	54.4	68.9	72.0
Inflation Protected Bond	33.6(c)	7.5	14.3
Institutional Core Plus	92.7	146.7	110.0
Institutional Floating Rate	74.8	70.8(c)	(d)
Institutional High Yield	46.4	61.9	73.0
New Income	81.5(a)	128.3(a)	104.8(a)
Personal Strategy Balanced	62.4	73.3	62.4
Personal Strategy Growth	55.7	57.7	50.1
Personal Strategy Income	67.1	81.4	70.0
Prime Reserve	(b)	(b)	(b)
TRP Reserve Investment	(b)	(b)	(b)
Retirement 2005	37.0	15.3	22.3
Retirement 2010	26.6	7.8	13.1
Retirement 2015	24.2	7.6	10.3
Retirement 2020	18.0	6.7	8.4
Retirement 2025	17.3	5.9	8.7
Retirement 2030	12.4	5.6	7.8
Retirement 2035	10.8	5.4	8.0
Retirement 2040	9.7	7.3	8.4
Retirement 2045	11.9	6.4	8.9
Retirement 2050	8.0	13.4	24.0(d)
Retirement 2055	19.0	17.0	33.0(d)
Retirement Income	31.8	7.8	36.3
Short-Term Bond	32.0	58.8	70.4
Short-Term Income	26.7	59.0	39.0(d)
Strategic Income	88.6	(e)	(e)
U.S. Treasury Intermediate	101.5	101.1	37.3
U.S. Treasury Long-Term	84.1	64.9	33.6
U.S. Treasury Money	(b)	(b)	(b)

(a)The portfolio turnover rate calculation includes purchases and sales from mortgage dollar roll transactions.

(b)Money funds are not required to show portfolio turnover.

(c)The increase in the fund` portfolio turnover rate from fiscal 2008 to fiscal 2009 was due to efforts to reposition the portfolio as a result of the unprecedented market conditions in the second half of 2008 and into 2009.

(d)Annualized.

(e)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/09	10/31/08	10/31/07
Africa & Middle East	93.2%	77.3%	16.6%(a)
Emerging Europe & Mediterranean	39.7	36.0	59.6
Emerging Markets Stock	37.0	30.9	43.5
European Stock	88.3	105.9	88.4
Global Infrastructure	(b)	(b)	(b)
Global Large-Cap Stock	122.0	5.5	(b)
Global Stock	90.2	145.6	109.8
Institutional Africa & Middle East	121.7	37.9	(b)
Institutional Emerging Markets Equity	43.5	37.5	49.9
Institutional Foreign Equity	61.4	71.9	73.7
Institutional Global Equity	91.1	168.3	138.0
Institutional Global Large-Cap Equity	128.5	5.5	(b)
International Discovery	64.5	66.7	67.9
International Equity Index	23.4	29.5	30.5
International Growth & Income	16.6	23.8	32.8
International Stock	65.0	63.7	74.1
Japan	121.5	105.3	110.8
Latin America	21.2	19.7	23.3
New Asia	59.6	55.4	53.4
Overseas Stock	20.9	34.2	46.2(a)
Summit Cash Reserves	(c)	(c)	(c)
Summit GNMA	61.0	130.0	92.4
Summit Municipal Income	25.1	36.8	37.4
Summit Municipal Intermediate	8.9	23.9	24.4
Summit Municipal Money Market	(c)	(c)	(c)
U.S. Bond Index	25.7	66.2(d)	73.7(d)

(a)Annualized.

(b)Prior to commencement of operations.

(c)Money funds are not required to show portfolio turnover.

(d)Includes purchases and sales from the mortgage dollar roll transactions.

Fund	Fiscal Year Ended
	12/31/08	12/31/07	12/31/06
Balanced	58.2%	60.4%	42.4%
Blue Chip Growth	53.8	31.5	39.2
Capital Appreciation	94.3	52.6	53.7
Capital Opportunity	64.1	53.9	52.5
Diversified Mid-Cap Growth	37.8	27.9	29.8
Diversified Small-Cap Growth	30.2	47.2	39.1
Dividend Growth	23.1	16.5	19.6
Emerging Markets Bond	57.1	63.4	57.4
Equity Income	31.6	25.7	17.3
Equity Index 500	7.0	4.4	2.9
Extended Equity Market Index	19.6	37.6	17.5
Financial Services	122.6	139.8	113.4
Global Real Estate	0.3	(a)	(a)
Global Technology	95.8	107.3	124.7
Growth & Income	20.1	30.8	50.7
Growth Stock	55.6	51.2	37.8
Health Sciences	47.4	44.8	48.8
Institutional Emerging Markets Bond	116.5	83.8	145.2(b)
Institutional International Bond	93.6	69.3(b)	(a)
Institutional Large-Cap Core Growth	61.8	78.4	48.5
Institutional Large-Cap Growth	65.5	61.2	51.5
Institutional Large-Cap Value	17.8	21.5	24.5
Institutional Mid-Cap Equity Growth	40.8	52.4	30.8
Institutional Small-Cap Stock	37.3	39.8	22.1
Institutional U.S. Structured Research	67.6	42.5(b)	(a)
International Bond	69.2	78.4	120.8
Media & Telecommunications	72.0	64.6	55.4
Mid-Cap Growth	32.7	35.2	33.8
Mid-Cap Value	74.3	73.4	62.4
New America Growth	88.0	60.1	61.3
New Era	21.0	17.5	15.6
New Horizons	25.8	27.7	23.2
Real Estate	14.9	32.5	25.2
Science & Technology	93.7	80.3	101.3
Small-Cap Stock	24.2	21.7	20.0
Small-Cap Value	13.2	14.0	12.2
Spectrum Growth	14.8(c)	5.0	7.6
Spectrum Income	24.0(d)	9.0	12.5
Spectrum International	5.1	1.4	12.7
Total Equity Market Index	5.9	9.1	4.2
U.S. Large-Cap Core	(a)	(a)	(a)
Value	19.9	18.8	9.6

(a)Prior to commencement of operations.

(b)Annualized.

(c)The increase in the fund`s portfolio turnover rate from 2007 to 2008 was primarily the result of adjustments to the fund`s investment program to more closely align the fund with its new benchmark. In addition to reallocating assets among different asset classes, the fund added two new underlying funds during 2008.

(d)The increase in the fund`s portfolio turnover rate from 2007 to 2008 was primarily the result of reducing the fund`s exposure to certain asset classes and increasing exposure to other asset classes that were more attractively valued.

The following financial statements are provided in accordance with the Investment Company Act of 1940, which requires a registered investment company to have a net worth of at least $100,000.

T. Rowe price U.S. Large-cap core fund june 11, 2009 statement of assets and liabilities

Assets
Cash	$ 100,000
Prepaid registration fees	91,686
Total assets	191,686

Liabilities
Payable to manager	(91,686)
Total liabilities	(91,686)

NET ASSETS	$100,000

OFFERING AND REDEMPTION PRICE	$10.00

Net Assets Consist of:
Paid-in-capital applicable to 10,000 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the corporation authorized	$100,000

The accompanying note is an integral part of these financial statements.

T. Rowe price U.S. Large-cap core fund statement of OPERATIONS
June 11, 2009

Expenses
Organization expenses	$ 170
Reimbursed by manager	(170)

Net investment income	--

INCREASE (DECREASE) IN NET ASSETS
FROM START-UP OPERATIONS	$ --

The accompanying note is an integral part of these financial statements.

T. Rowe price U.S. LARGE-CAP CORE fund

NOTE TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the fund) was organized on April 22, 2009, as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Through June 11, 2009, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the fund at $10.00 per share on June 11, 2009 to T. Rowe Price Associates, Inc. via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on June 11, 2009 with the transfer of $100,000 cash.

The fund has entered into an investment management agreement with T. Rowe Price Associates, Inc. (the manager). Under the terms of the investment management agreement, the manager is required to bear all expenses of the fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through April 30, 2012, which would otherwise cause the fund`s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. For a period of three years after the date of any reimbursement or waiver, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund`s expense ratio to exceed its expense limitation. Through June 11, 2009, the fund incurred organization expenses in the approximate amount of $170, which the manager has paid on the fund`s behalf.

Also, through June 11, 2009, initial registration fees in the amount of $91,686 were prepaid by the manager on behalf of the fund. This amount will be repaid to the manager upon commencement of operations and prepaid registration fees will be amortized to expense over the period of benefit, typically one year.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of T. Rowe Price U.S. Large-Cap Core Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations presents fairly, in all material respects, the financial position of the T. Rowe Price U.S. Large-Cap Core Fund, Inc. (the "Fund") at June 11, 2009, and the results of its operations for the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund`s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
June 18, 2009

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund`s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

PART II — TABLE OF CONTENTS

	Page		Page

Investment Objectives and Policies	164	In-Kind Redemptions and Purchases	225
Risk Factors	164	Tax Status	225
Portfolio Securities	180	Capital Stock	228
Derivatives	196	Organization of the Funds	234
Portfolio Management Practices	212	Proxy Voting — Process and Policies	235
Investment Restrictions	214	Federal Registration of Shares	238
Custodian	219	Legal Counsel	238
Code of Ethics	220	Ratings of Commercial Paper	238
Disclosure of Fund Portfolio Information	220	Ratings of Corporate and Municipal Debt Securities	239
Pricing of Securities	222	Ratings of Municipal Notes and Variable Rate Securities	240
Net Asset Value Per Share	224	Index	241
Dividends and Distributions	225

PART II

Part II of this SAI describes risks, policies, and practices that apply to the funds in the T. Rowe Price family of funds.

Investment Objectives and Policies

The following information supplements the discussion of the funds` investment objectives and policies discussed in the funds` prospectuses. You should refer to each fund`s prospectus to determine the types of securities in which the fund invests. You will then be able to review additional information set forth herein on those types of securities and their risks.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The funds` operating policies are subject to change by the funds` Boards without shareholder approval. The funds` fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the funds or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

Risk Factors

Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Investing in Foreign Securities

General

Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the funds will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Africa, Asia, Eastern Europe, Latin America, the Middle East, and Russia. There is no universally accepted definition of an emerging market country, but the funds generally use the classification made by MSCI Barra, an independent party provider of investment tools and data services for institutions worldwide.

Political and Economic Factors Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union ("EMU") imposes for membership. Europe`s economies are diverse, its governments are decentralized, and its cultures vary widely. As a result, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries` ability to implement monetary policy to address regional economic conditions.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

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Currency Fluctuations Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds` assets denominated in that currency. Such changes will also affect the funds` income. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the funds` securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the funds` securities denominated in that currency will decline.
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Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

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Market Characteristics Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds` portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing
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number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the funds.
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Depositary Receipts It is expected that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the issuers of the various securities are located, provided that is the best available market. However, the funds may also purchase American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of underlying foreign securities, as alternatives to directly purchasing the foreign securities in their local markets and currencies. An advantage of ADRs and GDRs is that investors do not have to buy shares through the issuing company`s home exchange, which may be difficult or expensive. ADRs and GDRs are subject to many of the same risks associated with investing directly in foreign securities.
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Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.
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GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary`s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder`s home currency.
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For purposes of a fund`s investment policies, investments in ADRs and GDRs are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.
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Participation Notes The funds may gain exposure to securities in certain foreign markets through investments in participation notes ("P-notes"). P-notes may be used while a fund is awaiting approval from a foreign exchange to trade securities directly or to invest in foreign markets that restrict foreign investors. For instance, foreign investors such as the funds are restricted from investing directly in individual stocks traded on the Saudi stock exchange, but are permitted to access the Saudi Arabian market by purchasing P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security and the P-note`s performance may differ from the underlying security`s performance. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security and the P-note`s performance may differ from the underlying security`s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights as an owner of the underlying stock, such as voting rights. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for its investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note`s terms in response to certain events.
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Investment Funds The funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If the funds invest in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

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Taxes The dividends and interest payable on certain of the funds` foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds` shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.
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Costs Investors should understand that the expense ratios of a fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

Emerging Europe, Middle East, and Africa

Political Instability Many formerly communist, eastern European countries have experienced significant political and economic reform in recent years, and the eastward expansion of the European Union could help anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Russia has made advances in establishing a new political outlook and a market economy, but political risk remains high. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. In all regions, such developments, if they were to recur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers, and result in significant disruptions in securities markets.

Foreign Currency Certain countries in the region may have managed currencies which are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on the domestic economy. Other commodities such as base and precious metals are also important to these economies. Fluctuating supply and demand can significantly impact the price of such commodities.

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Latin America
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Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries have been among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Japan

Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world`s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan`s financial markets.

Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan`s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

Asia (ex-Japan)

Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.

Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

Economy A number of Asian companies are highly dependent on foreign loans for their operation, some of which may impose strict repayment term schedules and require significant economic and financial restructuring.

The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. China has had an increasingly significant and positive impact on the global economy, but its continued success depends on its ability to retain the legal and financial policies on that have fostered economic freedom and market expansion.

China A-Shares The China Securities Regulatory Commission ("CSRC") may grant qualified foreign institutional investor ("QFII") licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange ("SAFE"). T. Rowe Price International has received a QFII license permitting it to invest a portion of the assets of the Emerging Markets Stock, Institutional Emerging Markets Equity, International Discovery, and New Asia Funds in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII. It has been made clear to Chinese regulators, through T. Rowe Price International`s investment plan and compliance filings, that T. Rowe Price International is acting as investment manager only and that any assets invested in A-shares belong to the funds. The funds` custodian bank will maintain a specific sub-account for the A-share investments in the name of each fund. However, there is a risk that creditors of T. Rowe Price International may assert that T. Rowe Price International, and not the individual fund, is the legal owner of the securities and other assets in the accounts. If a court upholds such an assertion, creditors of T. Rowe Price International could seek payment from the funds` A-share investments.

Additional risks include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody`s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody`s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds` Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including Government National Mortgage Association ("Ginnie Mae" or "GNMA") securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds` portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARMs may prevent income on the ARMs from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders` principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High-Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

Lower-Rated Debt Securities Market An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the funds` portfolios, the funds` net asset value and the ability of the bonds` issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds which invest in lower-rated debt securities is more risky than investment in shares of funds which invest only in higher-rated debt securities.

Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the funds may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the funds own will affect its net asset value per share. If market quotations are not readily available for the funds` lower-rated or nonrated securities, these securities will be valued by a method that the funds` Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. The funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody`s, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund`s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in an effort to improve the bond`s credit rating. By meeting the insurer`s standards and paying an insurance premium based on the bond`s principal value, the issuer may be able to obtain a higher credit rating for the bond. The credit rating assigned to an insured municipal bond will usually reflect the financial strength of the issuer or insurer, whichever is higher. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond`s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond`s interest and principal when due if the issuing entity defaults on the insured bond. Defaults on insured municipal bonds have been fairly low to date, but certain insurers` ratings have recently been downgraded. Therefore, it is possible that default rates on insured bonds could increase substantially, which could further deplete an insurer`s loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds. The inability of an insurer to pay a particular claim, or a downgrade of the insurer`s rating, could adversely affect the values of all the bonds it insures despite the quality of the underlying issuer. The number of municipal bond insurers is relatively small and, therefore, a significant amount of a municipal bond fund`s assets may be insured by a single issuer.

High-Yield Securities Lower-quality bonds, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price`s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.

Risk Factors of Investing in Taxable and Tax-Free Money Market Funds

The T. Rowe Price money market funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the funds` Boards determine present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the funds`

Boards. In addition, the funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

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There can be no assurance that the funds will achieve their investment objectives or be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds` portfolio investments, and a decline in interest rates could increase the value.
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State Tax-Free Funds

The following information about the state tax-free funds is updated in June of each year. More current information is available in shareholder reports for these funds.

California Tax-Free Bond and California Tax-Free Money Funds

Risk Factors Associated with a California Portfolio

The funds` concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The funds invest in municipal bonds and other municipal debt instruments issued by the state of California and its various political subdivisions and agencies. The issuers of these debt obligations include the state of California and its agencies and authorities, counties and municipalities and their agencies and authorities, various California public institutions of higher education, and certain California not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security`s structure and underlying economics.

Debt is issued for a wide variety of public purposes, including transportation, housing, education, electric power, and healthcare. The state of California, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Local governments also raise capital through the use of Mello-Roos, 1915 Act Bonds, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Political and Legislative Conditions Certain provisions of the California state constitution and state statutes limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations. For example, the constitution limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. It also prohibits the state from spending revenues beyond its annually adjusted "appropriations limit." Yet another provision further restricts the ability of local governments to levy and collect existing and future taxes, assessments, and fees. In addition to limiting the financial flexibility of local governments in the state, the provision also increases the possibility of voter-determined tax rollbacks and repeals.

One effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt requiring voter approval and pledging of future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk.

Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. Although Orange County notably filed for protection under the U.S. Bankruptcy Code in 1994, overall the state and its underlying governments have displayed flexibility in overcoming the negative effects of past initiatives.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of California, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While California`s economy has been diverse and resilient, and is typically the largest among the 50 states, the state of California is also normally among the most highly indebted states in the nation. The state has historically experienced more extreme swings in employment levels and property values relative to the rest of the country. In addition, California is more prone to earthquakes, which can result in sudden economic downturns and the unexpected inability of issuers to meet their obligations. More detailed information regarding economic conditions and the financial strength of California is available in the funds` annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds` assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry`s moves toward deregulation and increased competition. California`s original electric utility restructuring plan proved to be flawed as it placed over-reliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Other risks include unexpected outages, plant shutdowns, and more stringent environmental regulations.

Georgia Tax-Free Bond Fund

Risk Factors Associated with a Georgia Portfolio

The fund`s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The fund invests in municipal bonds and other municipal debt instruments issued by the state of Georgia and its various political subdivisions and agencies. The issuers of these debt obligations include the state of Georgia and its agencies and authorities, counties and municipalities and their agencies and authorities, various Georgia public institutions of higher education, and certain Georgia not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security`s structure and underlying economics.

The state of Georgia, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state`s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The Georgia Constitution imposes certain debt limits and controls. The state`s general obligation debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury and state-issued general obligation bonds have a 25-year maturity limit. The state also established "debt affordability" limits which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year`s revenues.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of Georgia, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. More detailed information regarding economic conditions and the financial strength of Georgia is available in the fund`s annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund`s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

Risk Factors Associated with a Maryland Portfolio

The funds` concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The funds invest in municipal bonds and other municipal debt instruments issued by the state of Maryland and its various political subdivisions and agencies. The issuers of these debt obligations include the state of Maryland and its agencies and authorities, counties and municipalities and their agencies and authorities, various Maryland public institutions of higher education, and certain Maryland not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security`s structure and underlying economics.

The state of Maryland, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, many counties, municipalities, and agencies of the state and local government are authorized to borrow money under laws expressly providing that the loan obligations are not debts or pledges of the full faith and credit of the state. The state constitution imposes a 15-year maturity limit on state-issued general obligation bonds. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of Maryland, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. More detailed information regarding economic conditions and the financial strength of Maryland is available in the funds` annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds` assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and of uncertain duration.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

New Jersey Tax-Free Bond Fund

Risk Factors Associated with a New Jersey Portfolio

The fund`s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The fund invests in municipal bonds and other municipal debt instruments issued by the state of New Jersey and its various political subdivisions and agencies. The issuers of these debt obligations include the state of New Jersey and its agencies and authorities, counties and municipalities and their agencies and authorities, various New Jersey public institutions of higher education, and certain New Jersey not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security`s structure and underlying economics.

The state of New Jersey, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, many counties, municipalities, and agencies of the state and local government are authorized to borrow money under laws expressly providing that the loan obligations are not debts or pledges of the full faith and credit of the state. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The majority of the state`s debt is "appropriation-backed." This means that the debt service payments on these obligations must be funded annually by the state legislature, but the legislature has no legal obligation to continue to make such appropriations.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. These issues are sold through various governmental conduits, such as the New Jersey Economic Development Authority and various local issuers, and are backed solely by the revenues pledged by the respective borrowing corporations.

No governmental support is provided or implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of New Jersey, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. More detailed information regarding economic conditions and the financial strength of New Jersey is available in the fund`s annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund`s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of consumer affordability.

New York Tax-Free Bond and New York Tax-Free Money Funds

Risk Factors Associated with a New York Portfolio

The funds` concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The funds invest in municipal bonds and other municipal debt instruments issued by the state of New York and its various political subdivisions and agencies. The issuers of these debt obligations include: the state of New York, New York City, and their agencies and authorities; counties, other municipalities, and their agencies and authorities; various New York public institutions of higher education; and certain New York not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security`s structure and underlying economics.

The state of New York, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state of New York or New York City. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The majority of the state`s debt is "appropriation-backed." This means that the debt service payments on these obligations must be funded annually by the state legislature, but the legislature has no legal obligation to continue to make such appropriations.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of New York, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. The state of New York is typically among the most highly indebted states in the nation and New York City is typically one of the most indebted U.S. cities. More detailed information regarding economic conditions and the financial strength of New York is available in the funds` annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds` assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The funds may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of consumer affordability.

Virginia Tax-Free Bond Fund

Risk Factors Associated with a Virginia Portfolio

The fund`s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Types of Municipal Debt The fund invests in municipal bonds and other municipal debt instruments issued by the commonwealth of Virginia and its various political subdivisions and agencies. The issuers of these debt obligations include the commonwealth of Virginia and its agencies and authorities, counties and municipalities and their agencies and authorities, various Virginia public institutions of higher education, and certain Virginia not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security`s structure and underlying economics.

Debt is issued for a wide variety of public purposes, including transportation, housing, education, healthcare, and industrial development. The commonwealth of Virginia, and its local governments, agencies and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. Under Virginia law, general obligation debt is limited to 1.15 times the average of the preceding three years` income tax and sales and use collections. However, bonds issued by many counties, municipalities, and agencies of the commonwealth and local government are not backed by the full faith and credit of the commonwealth but instead are subject to annual appropriations from the commonwealth`s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the commonwealth of Virginia, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned.

While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. More detailed information regarding economic conditions and the financial strength of Virginia is available in the fund`s annual and semi-annual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund`s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life care municipal bonds are considered below investment-grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

All State Tax-Free Funds

Puerto Rico From time to time, the funds invest in obligations of Puerto Rico and its public corporations, the interest of which may be exempt from federal, state, and local income taxes. As of April 1, 2009, the general obligation debt of the commonwealth was rated Baa3 by Moody`s and BBB- by S&P. Both agencies have assigned stable outlooks to the ratings. The credit ratings reflect, in part, their concerns regarding a weak economy, structural budget imbalance, and rising debt burden.

Debt As of June 30, 2008, the outstanding debt of Puerto Rico borrowers totaled $47 billion. This includes bonds supported by the commonwealth`s general obligation pledge, appropriations or guarantee; public corporations such as highways, water and sewer, and electric power, and municipalities.

Guaranteed direct obligations of the commonwealth supported by a general obligation pledge are subject to strict limitations imposed by the commonwealth`s constitution. Debts of its municipalities are typically supported by property taxes and municipal license taxes, with support from the commonwealth, if necessary. Debts of its public corporations are generally supported by the entity`s revenues or by the commonwealth appropriations or taxes.

Though different measures suggest Puerto Rico`s debt burden is high relative to a U.S. state, the commonwealth issues or supports bonds on behalf of municipalities and other governmental units. In many cases, this type of debt would be issued by local government or public agencies which are independent entities in the U.S. One measure to monitor the commonwealth debt levels is by comparing the rate of growth of its debt to the rate of growth of its gross domestic product ("GDP"). For the five -year period that ended in June 2008, total public sector debt increased by 38%, whereas nominal-GDP rose by 18%.

Economy Puerto Rico`s economy is closely linked to the United States. Like the United States, the commonwealth has been experiencing an economic recession. Government officials estimate that the economy (as measured by real GNP) contracted 1.9% in 2007 and 2.5% in 2008 (preliminary) and will probably continue to decline over the next two years.

Manufacturing, especially pharmaceuticals, is very important to the local economy. Manufacturing accounted for 40% of GDP in 2008, and 10% of non-farm payroll employment (2008). Services are another component of the local economy, and represented 40% of GDP and 55% of employment. Tourism is an important sub-sector of services, and an important driver of the Puerto Rico`s economy. The number of tourists rose 2.50% annually between 2004 and 2008, while visitors` expenditures increased 5.0%.

For many years, U.S. companies operating in Puerto Rico were eligible to receive a special tax treatment. Since 1976, Section 936 of the U.S. tax code entitled certain corporations to credit income derived from business activities in the commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. The tax benefits, however, were eliminated beginning with the 2006 tax year. While the ultimate impact of the phase outs is being evaluated, preliminary indications are that major pharmaceutical, instrument, and electronic manufacturing firms have not exited the market.

Financial Government officials estimate that general fund revenues were $8.45 billion and expenditures were $9.10 billion in fiscal year 2008. A new governor for the commonwealth was elected in November 2008. His administration estimates that the general fund deficit will be larger than previously anticipated for fiscal year 2009. As such, the governor is trying to implement various fiscal measures borrowings to reduce the gap over the next few years as well as borrowings and additional aid from the U.S. government.

Portfolio Securities

Types of Securities

Set forth below is additional information about certain of the investments described in the funds` prospectuses.

Debt Securities

U.S. Government Obligations  Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

U.S. Government Agency Securities  Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), GNMA, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program.

Bank Obligations  Certificates of deposit, banker`s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker`s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Savings and Loan Obligations  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

Supranational Agencies  Securities of certain supranational entities, such as the International Development Bank.

Corporate Debt Securities  Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper and Commercial Notes  Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

Foreign Government Securities  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Mortgage-Related Securities

Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities` weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market`s perception of the creditworthiness of the federal agency that issued them or a downturn in housing prices. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality`s right to borrow from the U.S. Treasury. On September 7, 2008, FNMA and FHLMC were placed under conservatorship of the Federal Housing Finance Agency, an independent federal agency. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen`s Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). FHLMC Certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC Certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA Certificates as 30-year securities which prepay in full in the 12th year. FNMA and FHLMC Certificates may have differing prepayment characteristics.

Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

Commercial Mortgage-Backed Securities ("CMBS") These are securities created from a pool of commercial mortgage loans, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to the funds according to a schedule of payments. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Because commercial mortgages tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than loans backed by residential mortgages. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, and servicing agents, or due to deterioration in the general state of commercial real estate or overall economic conditions.

Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds` quality standards. The funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds` quality standards.

Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the PO, as with other mortgage-backed securities described herein, and other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

The staff of the SEC has advised the funds that it believes the funds should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit their investments in such securities, together with all other illiquid securities, to 15% of the funds` net assets. Under the staff`s position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the funds` Boards. The funds` Boards have delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue`s structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

Adjustable Rate Mortgage Securities ("ARMs") ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARMs allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARMs are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds` objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background  The asset-backed securities ("ABS") market has been one of the fastest growing sectors of the U.S. fixed-income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today`s market has evolved to include a variety of asset types including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market`s demand for various maturities and credit quality.

Structure  Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle ("SPV"). The collateral types can vary, so long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a SPV are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a triple-A rated level through credit enhancement; however, ABS credit ratings range from AAA to non-investment-grade. Many ABS transactions are structured to include payout events/performance triggers which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets  The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows  While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund`s investment objectives, policies, and restrictions.

Types of Credit Support  Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, "external credit enhancement," through various means of structuring the transaction, "internal credit enhancement," or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

Excess Spread  Typically, the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

Subordination  Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

Reserve Funds  Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

Overcollateralization  A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

Surety Bonds  Typically consist of third-party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following:

Home Equity Loans  These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower`s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator`s first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk regarding mortgage rates

The pass-through rates on the adjustable-rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the "net rate cap."

Yield and reinvestment could be adversely affected by unpredictability of prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors which influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower yielding securities.

Credit Card-Backed Securities  These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most Credit Card-Backed Securities are issued with an initial "revolving" period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events which may signal a potential deterioration in the quality of the assets backing the security.

Automobile Loans  These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets which pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle, or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Term Asset-Backed Securities Loan Facility

Certain funds that may purchase ABS and CMBS may also participate in the Term Asset-Backed Securities Loan Facility ("TALF"), provided by the Federal Reserve Bank of New York ("FRBNY"). The TALF provides eligible borrowers, such as the funds, with non-recourse funding secured by eligible ABS and CMBS owned by the borrower or acquired with the proceeds from the loans. "TALF-eligible securities" include certain ABS and CMBS as determined by the FRBNY, and may change from time to time. TALF loans are considered non-recourse because, if the fund does not repay the principal and interest on the loans, the FRBNY may generally enforce its rights only against the pledged collateral and not against other assets of the fund.

Under the TALF, a fund is able to borrow from the FRBNY to purchase TALF-eligible securities by pledging such securities as collateral for the loan, paying an up-front haircut amount that usually ranges from 5-15% of the value of the TALF-eligible securities that serve as collateral, and paying an administrative fee to the FRBNY. The terms of TALF loans are generally three or five years depending upon the type of collateral pledged by the fund.

The FRBNY receives interest and principal payments on the collateral, which are applied to repayment of the TALF loan, and any amounts remaining are paid to the fund. The fund remains responsible for any principal loss on a TALF-eligible security purchased by the fund. If, however, the fund determines that the principal loss is in an amount equal to or greater than the fund`s haircut for the related TALF loan, the fund may choose to exercise its rights under the TALF to put such TALF-eligible security back to the FRBNY in complete satisfaction of the fund`s obligations under the related TALF loan. Thus, a fund should not be at risk, except in very limited circumstances, for losses in excess of its haircut because of the non-recourse nature of the TALF loan and the fund`s ability to put back the collateral to cancel the loan.

Borrowing money from the FRBNY under the TALF involves leverage because the fund will reinvest the proceeds from the TALF loan in other assets. Borrowings may amplify the effect on the Fund`s net asset value of any increase or decrease in the value of the security purchased with the borrowings. However, since the TALF loans are non-recourse and the fund may surrender collateral pledged at any time in full satisfaction of its obligation, this may minimize some of the risks of leverage.

While not anticipated, if the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF-eligible security, the fund may be required to pay such additional amounts from its other portfolio assets which could cause the fund to sell other holdings at times when it might not otherwise choose to do so. The fund may, however, surrender the collateral and terminate the TALF loan.

Funds may gain exposure to the TALF either by borrowing directly from the FRBNY or by investing in pooled vehicles that participate directly in TALF. Such pooled vehicles may be managed by T. Rowe Price or its affiliates. There will be no additional management fees charged to the investing funds by a pooled vehicle focusing its investments in TALF if it is managed by T. Rowe Price or its affiliates.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount and the inflation component is reflected in the nominal coupon.

Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as a short-term capital gain, resulting in ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Collateralized Bond or Loan Obligations

Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds, mortgages, or asset-backed securities and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed-income market. Most CBOs issued to date have been collateralized by high-yield bonds or loans, with heavy credit enhancement.

Loan Participations and Assignments

Loan participations and assignments (collectively, "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating-rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender`s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the funds would consider the loan participation as illiquid and subject to the funds` restriction on investing no more than 15% of their net assets in illiquid securities.

Where required by applicable SEC positions, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer`s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Code, and such distributions could reduce the amount of cash available for investment by the funds.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years, a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim Frequently, the supplier`s estimate of its receivable will differ from the customer`s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller`s credit.

Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "nonqualifying" under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this SAI, the funds` portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds` assets invested in any particular type of municipal security can be expected to vary.

The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is generally exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer`s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from a municipal security assumed to be tax-exempt might not be exempt from federal income tax.

Municipal securities are normally classified by maturity as notes, bonds, or adjustable rate securities. Municipal securities include the following:

Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less.

Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Additional categories of potential purchases include lease revenue bonds and prerefunded/escrowed to maturity bonds, private activity bonds, industrial development bonds, and participation interests.

General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer`s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state`s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower`s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the funds` Boards determine such securities are illiquid, they will be subject to the funds` limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund`s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Interest on tax exempt private activity bonds has generally been subject to alternative minimum tax (AMT). However, interest on all private activity bonds issued in 2009 or 2010 will be exempt from AMT. In addition, interest on private activity bonds that were issued after 2003, and refunded during 2009 or 2010, will be exempt from AMT.

Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility`s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Build America Bonds The American Recovery and Reinvestment Act of 2009 created Build America Bonds, which allow state and local governments to issue taxable bonds in 2009 and 2010 to finance any capital expenditures for which they otherwise could issue tax-exempt governmental bonds. State and local governments receive a federal subsidy payment for a portion of their borrowing costs on these bonds equal to 35% of the total coupon interest paid to investors. The municipality can elect to either take the federal subsidy or it can pass a 35% tax credit along to bondholders. Investments in these bonds will result in taxable interest income and the funds may elect to pass through to shareholders any corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but those tax credits are generally not refundable.

Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The funds will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds` portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the funds` assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

Residual Interest Bonds

Residual interest bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the short-term, variable rate securities will typically be determined by an index or auction process held approximately every seven to 35 days while the long-term bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows, but tend to be more volatile than other municipal securities of similar maturity and credit quality.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums, trade at deep discounts, or have limited liquidity. Residual interest bonds entail varying degrees of leverage, which could result in greater volatility and losses greater than investing directly in the underlying municipal bond.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds` investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Real Estate and Real Estate Investment Trusts ("REITs")

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITS may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund`s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days` notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds` net asset value than if the funds did not purchase them.

Illiquid or Restricted Securities

Some fund holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid involves a variety of factors. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds` Boards. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the funds should be in a position where more than the allowable amount of its net assets is invested in illiquid assets, including restricted securities, the funds will take appropriate steps to protect liquidity.

Notwithstanding the above, the funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

Money Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

Prime Reserve, Summit Cash Reserves, and TRP Reserve Investment Funds

First Tier Money Market Securities Defined

At least 95% of the funds` total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the funds` Boards.

Derivatives

The funds may use derivatives whose characteristics are consistent with the funds` investment program.

A derivative is a financial instrument that has a value based on — or "derived from" — the value of other assets, reference rates, or indexes. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indexes. The main types of derivatives are futures, options, forward contracts, swaps, and hybrid instruments.

Like most other fund investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the funds` interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself.

Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter ("OTC") market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract.

OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange`s clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.

Futures Contracts

Futures contracts are a type of potentially high-risk derivative.

Transactions in Futures

The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the funds. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates.

Futures can also be used as an efficient means of regulating the funds` exposure to the market.

Index Funds may only enter into futures contracts that are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. Otherwise, the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

Stock index futures contracts may be used to provide a hedge for a portion of the funds` portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The funds may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the funds` portfolios successfully, the funds must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the funds` portfolio securities.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the funds` objectives in these areas.

Limitations on Futures

If the funds purchase or sell futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds` assets at risk to 5%.

In instances involving the purchase of futures contracts or the writing of call or put options thereon by the funds, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the funds to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the funds` assets to cover or identified accounts could impede portfolio management or the funds` ability to meet redemption requests or other current obligations.

If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions.

For funds which utilize futures contracts, a notice has been filed with the National Futures Association claiming an exclusion from the definition of the term "commodity pool operator" ("CPO") under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder. Accordingly, such funds are not subject to registration or regulation as CPOs.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds` open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds ("variation margin") to restore the margin account to the amount of the initial margin.

Subsequent payments ("mark-to-market payments") to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the funds realize a gain; if it is more, the funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the funds realize a gain; if it is less, the funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the funds will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the funds enter into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the funds will gain $1,000 (250 units x gain of $4). If the funds enter into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the funds will lose $500 (250 units x loss of $2).

It is possible that hedging activities of funds investing in municipal securities will occur through the use of U.S. Treasury bond futures.

All funds (other than the Money Funds)

Special Risks of Transactions in Futures Contracts

Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Liquidity The funds may elect to close some or all of their futures positions at any time prior to their expiration. The funds would do so to reduce exposure represented by long futures positions or short futures positions. The funds may close their position by taking opposite positions, which would operate to terminate the funds`

position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the funds, and the funds would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the funds would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the funds` underlying instruments sought to be hedged.

Successful use of futures contracts by the funds for hedging purposes is also subject to T. Rowe Price`s ability to correctly predict movements in the direction of the market. It is possible that, when the funds have sold futures to hedge their portfolios against a decline in the market, the index, indices, or instruments` underlying futures might advance, and the value of the underlying instruments held in the funds` portfolios might decline. If this were to occur, the funds would lose money on the futures and also would experience a decline in value in their underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the funds` portfolios will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the funds were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in their portfolios) and prices instead increased, the funds would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in their futures positions. In addition, in such situations, if the funds have insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the funds intend to acquire. If the futures price at expiration of the option is above the exercise price, the funds will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the funds intend to acquire. If the futures price when the option is exercised is below the exercise price, however, the funds will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the funds intend to acquire.

Funds investing in municipal securities may trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the funds may trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed.

From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of a fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

Call and put options may be purchased or written on financial indices as an alternative to options on futures.

Special Risks of Transactions in Options on Futures Contracts

The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the funds were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, their ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

In the event no such market exists for a particular contract in which the funds maintain a position, in the case of a written option, the funds would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The funds would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the funds may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the funds may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations Transactions by the funds in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Futures and Options Contracts

Although the funds have no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds` orders are placed and the time they are liquidated, offset, or exercised.

U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

Limitations on Futures and Options

The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the funds` net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver amounts that would exceed 15% of the funds` total assets.

The funds will not write a covered call or put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the funds` total assets.

The funds have no current intention of investing in options on individual securities. However, they reserve the right to do so in the future and could be subject to the following limitations: the funds may invest up to 15% of total assets in premiums on put options and 15% of total assets in premiums on call options. The total market value of the funds` obligations under futures contracts and premiums on purchased options will not exceed 15% of each fund`s total assets.

All Funds

Foreign Currency Transactions

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of their portfolios. The funds` use of such contracts would include, but not be limited to, the following:

First, when the funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the funds` portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the funds may hedge all or part of their foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the funds. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the funds will be served.

Third, the funds may use forward contracts when the funds wish to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument—the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

At the maturity of a forward contract, the funds may sell the portfolio security and make delivery of the foreign currency, or they may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If the funds retain the portfolio security and engage in an offsetting transaction, the funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the funds` entering into a forward contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Should forward prices increase, the funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell.

The funds may also engage in non-deliverable forward transactions to manage currency risk as well as to gain exposure to a currency, whether or not the fund owns securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty to buy or sell a specified amount of a particular currency at an agreed upon foreign exchange rate on a future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any difference between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. When currency exchange rates do not move as anticipated, a fund could sustain losses on the non-deliverable forward transaction. This risk is heightened when the transactions involve currencies of emerging market countries.

The funds may enter into forward contracts for any other purpose consistent with the funds` investment objectives and programs. However, the funds will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the funds` holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the funds may net offsetting positions.

If the value of the assets being used as cover declines or the amount of the fund`s commitment increases because of changes in currency rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward agreement. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward transaction as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to comply with the terms of the contract. There is no assurance that a fund would succeed in pursuing any contractual remedies available under the agreement.

The funds` dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although the funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the funds at one rate, while offering a lesser rate of exchange should the funds desire to resell that currency to the dealer.

Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

The funds may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds` fiscal years and any gains or losses will be recognized for tax purposes at that time. Such gains or losses (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as

60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a "constructive sale" of offsetting stocks or debt securities of the funds. In such case the funds will be required to realize gain, but not loss, on the sale of such positions as if the position were sold on that date.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

Options

Options are a type of potentially high-risk derivative.

Writing Covered Call Options

The funds may write (sell) American or European style "covered" call options and purchase options to close out options previously written. In writing covered call options, the funds expect to generate additional premium income, which should serve to enhance the funds` total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the funds.

A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

The funds generally will write only covered call options. This means that the funds will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the funds will write a call option that is not covered as indicated above but where the funds will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options, which could result in unlimited losses if a fund writes an uncovered call option.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the funds` investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the funds generally will not do) but capable of enhancing the funds` total return. When writing a covered call option, the funds, in return for the premium, give up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the funds have no control over when they may be required to sell the underlying securities or currencies, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the funds have written expires, the funds will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the funds will realize a gain or loss from the sale of the underlying security or currency. The funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the funds` policy, which limits the pledging or mortgaging of assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the funds` loss could be significant.

The premium received is the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option, or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. When the funds write a covered call option, they run the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

Writing Covered Put Options

The funds may write American or European style covered put options and purchase options to close out options previously written by the funds. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

If the funds write put options, they will do so only on a covered basis. This means that the funds would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the funds will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

The funds would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the funds` portfolios at a price lower than the current market price of the security or currency. In such event the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the funds. In addition, the funds, because they do not own the specific securities or currencies which they may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

The premium received by the funds for writing covered put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options

The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period

(American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their securities or currencies.

The funds may purchase a put option on an underlying security or currency (a "protective put") owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The funds will not commit more than 5% of total assets to premiums when purchasing put options. The premium paid by the funds when purchasing a put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options

The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase call options for the purpose of increasing their current return or avoiding tax consequences which could reduce their current return. The funds may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as the funds hold such a call option, rather than the underlying security or currency itself, the funds are partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

Dealer (Over-the-Counter) Options

The funds may engage in transactions involving dealer options. Certain risks, including credit risk and counterparty risk, are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely primarily on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so could result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options are less liquid or could have no liquidity. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Under certain conditions, the funds may also be able to resell or assign a purchased dealer option to another dealer on substantially the same terms. Similarly, when the funds write a dealer option, unless they can assign the option to another dealer, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the dealers will consent to the closing transaction nor is it assured that the funds will realize a favorable price. Until the funds, as a covered dealer call option writer, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds.

The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The funds may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

For certain types of OTC options that have substantially similar terms to exchange-traded options, the funds may treat such options, and the underlying cover used for written options, as liquid based on the following factors: (1) the frequency and availability of dealer quotes and the comparability to prices available on an options exchange; (2) the number of dealers willing to purchase or accept assignments of such OTC options; and (3) the nature of the OTC options, their settlement terms and their termination provisions (i.e., the time needed to close out or terminate an OTC position, method of soliciting offers, and mechanics of transfer).

Warrants

Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Hybrid Instruments

A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively,

"underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Swap Agreements

A number of the funds may enter into interest rate, index, total return, credit, and, to the extent they may invest in foreign currency-denominated securities, currency rate swap agreements. The funds may also enter into options on swap agreements ("swaptions") on the types of swaps listed above as well as swap forwards.

Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually in 3 to 6 months.

One example of the use of swaps by the funds is to manage the interest rate sensitivity of the funds. The funds might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the funds. Or, the funds may buy or sell swaptions to effect the same result. The funds may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

Another example is the use of credit default swaps to buy or sell credit protection. A credit default swap is a contract that enables an investor to buy or sell protection against a predetermined issuer credit event. The seller of a credit default swap may enhance income by guaranteeing the creditworthiness of the debt issuer and the buyer is provided with protection against credit risks of the issuer. Market supply and demand factors may cause distortions between the cash securities market and the default swap market.

Most swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the funds` current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The funds` current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

The use of swap agreements by the funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

The funds will generally incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When the funds purchase a swaption it risks losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the funds write a swaption they will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds` ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Portfolio Management Practices

Lending of Portfolio Securities

Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds` investment program. The collateral, in turn, is invested in short-term securities, including shares of the TRP Reserve Investment Funds. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program and the agent receives a fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Interfund Borrowing and Lending

The funds are parties to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of the Price Funds.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the "underlying security") from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the funds` investment guidelines would allow them to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing their rights.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See "Investment Restrictions.")

Money Market Reserves

The funds may invest their cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation: T. Rowe Price Government Reserve Investment Fund ("GRF") and T. Rowe Price Reserve Investment Fund ("RIF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating.

GRF and RIF provide a very efficient means of managing the cash reserves of the funds. While neither GRF nor RIF pays an advisory fee to T. Rowe Price, they will incur other expenses. However, GRF and RIF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in GRF or RIF to the extent consistent with their investment objectives and programs.

Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

High Yield, Institutional Floating Rate, and Institutional High Yield Funds

Short Sales

The funds may make short sales for hedging purposes to protect them against companies whose credit is deteriorating. Short sales are transactions in which the funds sell a security they do not own in anticipation of a decline in the market value of that security. The funds` short sales would be limited to situations where the funds own a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds` net assets.

To complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds` security being hedged by the short sale.

The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the funds enter into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the funds are permitted to invest may cause certain appreciated positions in securities held by the funds to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the funds would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the funds. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the funds; however, the effect cannot be determined until the issuance of clarifying regulations.

Investment Restrictions

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds` shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds` outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds` Boards without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds` total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds` prospectuses or SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the fund`s total assets will include investments made with cash received by the funds as collateral for securities loaned. The diversification test required by the Code is set forth in the prospectuses of the funds referred to by name in restrictions (8) and (9) below.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(a)Borrowing (All funds except Spectrum Funds) Borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds` investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the funds` total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

(b)Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

(a)Commodities (All funds except Spectrum Growth and Spectrum Income Funds) Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;

(b)Commodities (Spectrum Growth and Spectrum Income Funds) Purchase or sell commodities or commodity or futures contracts;

Equity Securities (Summit Municipal Funds) Purchase equity securities or securities convertible into equity securities;

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(a)Industry Concentration (All funds except Equity Index 500, Extended Equity Market Index, Health Sciences, International Equity Index, Financial Services, Global Infrastructure, Global Real Estate, Prime Reserve, Real Estate, TRP Reserve Investment, Retirement, Spectrum, Summit Cash Reserves, Total Equity Market Index, and U.S. Bond Index Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry;
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(b)Industry Concentration (Financial Services, Global Infrastructure, Global Real Estate, Health Sciences, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund`s prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund`s prospectus; (iii) the Global Infrastructure Fund will invest more than 25% of its total assets in the infrastructure industry as defined in the fund`s prospectus; and (iv) the Global Real Estate and Real Estate Funds will invest more than 25% of their total assets in the real estate industry as defined in the funds` prospectuses;
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(c)Industry Concentration (Equity Index 500, Extended Equity Market Index, International Equity Index, Total Equity Market Index, and U.S. Bond Index Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

(d)Industry Concentration (Prime Reserve, TRP Reserve Investment, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

(e)Concentration (Retirement and Spectrum Funds) Concentrate in any industry, except that the funds will concentrate (invest more than 25% of total assets) in the mutual fund industry;

(a)Loans (All funds except Retirement and Spectrum Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the funds` total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(b)Loans (Retirement and Spectrum Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds` total assets, valued at market;

Percent Limit on Assets Invested in Any One Issuer (All funds except Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Bond, Global Real Estate, Institutional Africa & Middle East, Institutional Emerging Markets Bond, Institutional International Bond, Institutional Large-Cap Growth, International Bond, Latin America, New Asia, Retirement, and Spectrum Funds, and the State Tax-Free

Income Trust) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 5% of the value of the funds` total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

Percent Limit on Share Ownership of Any One Issuer (All funds except Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Bond, Global Real Estate, Institutional Africa & Middle East, Institutional Emerging Markets Bond, Institutional International Bond, Institutional Large-Cap Growth, International Bond, Latin America, New Asia, Retirement, and Spectrum Funds, and the State Tax-Free Income Trust) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

(a)Real Estate (All funds except Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(b)Real Estate (Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(a)Senior Securities (All funds except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

(b)Senior Securities (Spectrum Funds) Issue senior securities;

Short Sales (Spectrum Funds) Effect short sales of securities;

Taxable Securities (California Tax-Free Income Trust, State Tax-Free Income Trust, and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds` income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds` income would be subject to the AMT; or

Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

NOTES

The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

Money funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

All funds except Retirement and Spectrum Funds With respect to investment restriction (2), the funds do not consider currency contracts or hybrid investments to be commodities.

All funds except Retirement and Spectrum Funds For purposes of investment restriction (4):

U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

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Industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s (MSCI/S&P) Global Industry Classification Standard for the International Equity Funds, Tax-Efficient Equity, and Equity Funds except Financial Services, Global Infrastructure, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds. For Financial Services, Global Infrastructure, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. For the Corporate Income, Inflation Protected Bond,
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Institutional Core Plus, New Income, Short-Term Bond, Short-Term Income, Strategic Income, and U.S. Bond Index Funds, and the fixed-income investments of the Balanced and Personal Strategy Funds, industries are determined by reference to the classifications of industries and sub-industries set forth in the Barclays Capital Global Aggregate Bond Index. For the Emerging Markets Bond, GNMA, High Yield, Institutional Emerging Markets Bond, Institutional Floating Rate, Institutional High Yield, Institutional International Bond, International Bond, Prime Reserve, TRP Reserve Investment, Summit Income, and U.S. Treasury Funds, industries are determined by reference to industry classifications set forth in their semiannual and annual reports. Annual changes by MSCI/S&P or Barclays Capital to their classifications will be implemented within 30 days after the effective date of the change. The Africa & Middle East Fund, Institutional Africa & Middle East Fund, and Latin America Fund consider telephone and banking companies of a single country to be separate industries from telephone and banking companies of any other country. It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the International Bond Funds will not invest more than 25% of total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.
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All funds except Summit Income and U.S. Bond Index Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

All funds except Spectrum Funds For purposes of investment restrictions (8) and (9), the funds will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

Taxable Bond and Money Funds For purposes of investment restrictions (8) and (9), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

With respect to investment restriction (11), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of investment restriction (13), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds` taxable year.

Operating Policies

As a matter of operating policy, the funds may not:

Borrowing Purchase additional securities when money borrowed exceeds 5% of total assets (any borrowings under the TALF are not included within this 5% limitation);

Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

Equity Securities (California Tax-Free Income Trust, State Tax-Free Income Trust, and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Funds) may invest up to 10% of total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the funds` investment objectives and, further provided, that Money Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds;

Forward Currency Contracts (Retirement and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future;

(a)Futures Contracts (All funds except Money Funds and Retirement and Spectrum Funds) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds` net asset value;

(b)Futures (Retirement and Spectrum International Funds) Purchase futures, although the funds reserve the right to do so in the future;

(c)Futures (Spectrum Growth and Spectrum Income Funds) Invest in futures;

Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Spectrum and Money Funds) of net assets would be invested in such securities;

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Investment Companies (All funds except Retirement and Spectrum Funds) Purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Investment Funds (provided that the investing fund does not invest more than 25% of its total assets in such funds); (ii) securities of T. Rowe Price institutional funds; (iii) in the case of the Money Funds, only securities of other money market funds; or (iv) otherwise consistent with the 1940 Act;
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Margin (All funds except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

Mortgaging (All funds except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the funds` total assets at the time of borrowing or investment;

Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

(a)Options, etc. (All funds except Retirement and Spectrum Funds) Invest in options in excess of the limits set forth in the funds` prospectuses and this SAI;

(b)Options (Retirement Funds) Invest in options although the funds reserve the right to do so in the future;

(c)Options (Spectrum Funds) Invest in options;

(a)Short Sales (All funds except High Yield, Institutional Floating Rate, and Institutional High Yield Funds) Effect short sales of securities;

(b)Short Sales (High Yield, Institutional Floating Rate, and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in the funds` prospectuses and SAI; and

Warrants Invest in warrants if, as a result, more than 10% of the value of the fund`s net assets would be invested in warrants, provided that, the Money, Retirement, Spectrum, State Tax-Free, Tax-Free, and Summit Municipal Funds will not invest in warrants.

NOTES

The following Notes should be read in connection with the above-described operating policies. The Notes are not operating policies.

If a fund is subject to an 80% name test as set forth in its prospectus, it will be based on the fund`s net assets plus any borrowings for investment purposes. For purposes of determining whether a fund invests at least 80% of its net assets in a particular country or geographic region, the fund uses the country assigned to a security by MSCI Barra or another unaffiliated third-party data provider. The funds generally follow this same process with respect to the remaining 20% of assets but may occasionally make an exception after assessing various factors relating to a company.

Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Media & Telecommunications, Mid-Cap Value, Personal Strategy, Real Estate, Summit Income, Summit Municipal, U.S. Bond Index, and Value Funds

Notwithstanding anything in the previously listed fundamental and operating restrictions to the contrary, the funds listed above may invest all of their assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the funds (a "Feeder"), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

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Foreign Investments
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In addition to the restrictions previously described, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, P-notes may sometimes be used to gain access to these markets. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund`s total assets may be invested in such securities.
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Retirement and Spectrum Funds

There is no limit on the amount the funds may own of the total outstanding voting securities of registered investment companies which are members of the Price Funds. The funds, in accordance with their prospectuses, may invest more than 5% of their total assets in any one or more of the Price Funds. The funds may invest more than 10% of their total assets, collectively, in registered investment companies which are members of the Price Funds.

Custodian

State Street Bank and Trust Company is the custodian for the funds` U.S. securities and cash, but it does not participate in the funds` investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank maintains shares of the Retirement and Spectrum Funds in the book entry system of the funds` transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

Code of Ethics

The funds, their investment adviser (T. Rowe Price International for international funds and T. Rowe Price for all other funds), and their principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics and Conduct which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price`s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

Disclosure of Fund Portfolio Information

Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of a fund`s first and third fiscal quarter-end. In addition, the funds` Boards have adopted policies and procedures with respect to the disclosure of the funds` portfolio securities and the disclosure of portfolio commentary and statistical information about the funds` portfolios and their securities. The policy on the general manner in which the funds` portfolio securities are disclosed is set forth in the funds` prospectuses. In addition, portfolio holdings with respect to periods prior to the most recent quarter-end may be disclosed upon request, subject to the sole discretion of T. Rowe Price.

This SAI sets forth details of the funds` policy on portfolio holdings disclosure as well as the funds` policy on disclosing information about the funds` portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income and/or international steering committees of the funds` investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the T. Rowe Price funds. Each steering committee is comprised of senior investment management personnel of T. Rowe Price or T. Rowe Price International, as applicable. Each committee as a whole determines the funds` policy on the disclosure of portfolio holdings and related information. The funds` Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds` portfolios and the need to protect the funds from potentially harmful disclosures.

From time to time, officers of the funds, the funds` investment adviser or the funds` distributor (collectively "TRP") may express their views orally or in writing on one or more of the funds` portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds` most recent quarter-end and therefore may not be reflected on the list of the funds` most recent quarter-end portfolio holdings disclosed on the Web site.

Additionally, TRP may provide oral or written information ("portfolio commentary") about the funds, including, but not limited to, how the funds` investments are divided among various sectors, industries, countries, value and growth stocks, small-, mid-, and large-cap stocks, and among stocks, bonds, currencies, and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. TRP may also provide oral or written information ("statistical information") about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds` most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of TRP, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

TRP also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Full portfolio holdings are disclosed to the funds` custodians and auditors. Portfolio holdings are disclosed to the funds` pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds` investment advisers may use analytical systems provided by third parties who may have access to the funds` portfolio holdings. In all of these situations, the funds or TRP have entered into an agreement with the outside party under which the party undertakes to maintain the funds` portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. TRP relies on these non-disclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth in the following table under "Fund Service Providers." The policies and procedures adopted by the funds` Boards require that any additions to the list of "Fund Service Providers" be approved by specified officers at TRP.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the funds` portfolio securities, the funds may disclose one or more of their securities. The funds have not entered into formal non-disclosure agreements in connection with these situations; however, the funds would not continue to conduct business with a person who TRP believed was misusing the disclosed information.

Fund Service Providers

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Service Provider	Service
American Stock Exchange	Systems Vendor
Barclays Capital	Systems Vendor
Bloomberg	Systems Vendor
Bowne & Company	Systems Vendor
Broadridge Systems	Systems Vendor
Business Objects	Systems Vendor
Cabot Research	Systems Vendor
Charles River	Systems Vendor
Citigroup	Systems Vendor
Cognizant	Systems Vendor
COR-FS Ltd.	Systems Vendor
DST Global Solutions	Systems Vendor
Eagle	Pricing and Systems Vendor
FactSet	Systems Vendor
Interactive Data	Pricing and Systems Vendor
Investor Tools, Inc.	Systems Vendor
ITG, Inc.	Pricing and Systems Vendor
JPMorgan Chase	Pricing Vendor
JPMorgan Chase, London	Custodian
Macgregor	Systems Vendor
Markit WSO Corporation	Systems Vendor
McArdle Printing Company	Printing and Mailing Vendor
Omgeo LLC	Systems Vendor
Portware, LLC	Systems Vendor
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
RiskMetrics Group, Inc.	Proxy and Systems Vendor
S&P/JJ Kenny	Pricing Vendor
Serena	Systems Vendor
SmartStream Technologies	Systems Vendor
State Street Bank	Custodian
Sybase Inc.	Systems Vendor
Thomson Reuters	Pricing Vendor
Vision	Systems Vendor
Wall Street Concepts, Inc.	Market Information Vendor
WCI Consulting	Systems Vendor
Wilhelm and Cooper LLC	Professional Staffing Service
Wilshire	Systems Vendor
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Pricing of Securities

All Price Funds (except Money Funds and Fund-of-Funds)

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with remaining maturities of one year or more at the time of acquisition are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities, or by an independent pricing service.

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Investments in mutual funds are valued at the mutual fund`s closing net asset value per share on the day of valuation. Purchased and written listed options, and over-the-counter options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Options on futures contracts are valued at the last sale price. Foreign currency forward contracts are valued using the prevailing forward exchange rate. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.
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Price Funds Investing in Foreign Securities
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Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction.
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Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds` portfolio securities may not occur on days when the funds are open.

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If a fund determines that developments between the close of a foreign market and the close of the New York Stock Exchange ("NYSE") will, in its judgment, materially affect the value of some or all of its portfolio securities, that fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day`s opening prices in the same markets, and adjusted prices.
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Money Funds
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Securities are valued at amortized cost in accordance with Rule 2a-7 under the 1940 Act.
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Fund-of-Funds

Investments in the underlying Price funds held by each fund are valued at their closing net asset value per share on the day of valuation.

All Price Funds

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds` Boards.

Net Asset Value Per Share

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The purchase and redemption price of the funds` shares is equal to the funds` net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds is calculated as of the close of trading on the NYSE every day the NYSE is open for trading. Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds` shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.
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Money Funds

Maintenance of Money Funds` Net Asset Value per Share at $1.00

It is the policy of the funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds` acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a)The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds` investment objectives, to stabilize the funds` net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b)The funds must (i) maintain a dollarweighted average portfolio maturity appropriate to their objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollarweighted average portfolio maturity of 90 days or less;

(c)The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the funds` Boards determine present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

(d)The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the funds will continue to use the amortized cost method only so long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although the funds believe that they will be able to maintain their net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If the funds` net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Boards of the funds might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the funds` net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Prime Reserve and TRP Reserve Investment Funds

Prime Money Market Securities Defined

Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the funds` Boards.

Dividends and Distributions

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

In-Kind Redemptions and Purchases

Redemptions In-Kind

Each Price Fund has filed with the SEC a notice of election under Rule 18f-1 of the 1940 Act. This election permits a fund to effect a redemption in-kind if, in any 90-day period, a shareholder redeems: (i) more than $250,000 from the fund; or (ii) redeems more than 1% of the fund`s net assets. If either of these conditions is met, the fund has the right to pay the difference between the redemption amount and the lesser of these two figures with securities from the fund`s portfolio rather than in cash.

In the unlikely event a shareholder receives an in-kind redemption of portfolio securities from a fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred.

Issuance of Fund Shares for Securities

Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

Tax Status

The funds intend to qualify as "regulated investment companies" under Subchapter M of the Code.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares.

For individual shareholders, a portion of the funds` ordinary dividends representing "qualified dividend income" may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. Unless extended, this favorable provision will expire on December 31, 2010, and ordinary dividends will again be taxed at tax rates applicable to ordinary income. "Qualified dividend income" is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on non-qualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, Taxable Bond, and Taxable Money Funds is expected to qualify for this lower rate.
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For corporate shareholders, a portion of the funds` ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the funds` income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, International (except Global Infrastructure, Global Large-Cap Stock, Global Stock, and Institutional Global Large-Cap Equity Funds), Taxable Bond, and Taxable Money Funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.
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At the time of your purchase of shares (except in Money Funds), the funds` net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carry-overs, if any. For federal income tax purposes, the funds are permitted to carry forward their net realized capital losses, if any, for eight years and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an "ownership change" within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50% over a three-year period. An ownership change could result in capital loss carry-overs that expire unused, thereby reducing a fund`s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the fund`s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund`s control, there can be no assurance that fund will not experience, or has not already experienced, an ownership change.

If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund`s distributions, to the extent made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not "pass through" to shareholders.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder`s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax adviser to determine the precise U.S. and local tax consequences to an investment in any fund.

Retirement and Spectrum Funds

Distributions by the underlying Price funds, redemptions of shares in the underlying Price funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains. In addition, the funds will generally not be able to currently offset gains realized by one underlying Price fund in which the funds invest against losses realized by another underlying Price fund. These factors could affect the amount, timing, and character of distributions to shareholders.

State Tax-Free and Tax-Free Funds

The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. It is possible that a portion of the funds` dividends is not exempt from federal income taxes. You will receive a Form 1099-DIV, Form 1099-INT, or other IRS forms, as required, reporting the taxability of all dividends. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the alternative minimum tax. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds` total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to "pass through" to the funds` shareholders any eligible foreign income taxes paid by the funds. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income, or use it as a foreign tax credit against

U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds` taxable year.

Passive Foreign Investment Companies

The funds may purchase the securities of certain foreign investment funds or trusts, called "passive foreign investment companies" for U.S. tax purposes. Sometimes such funds or trusts are the only or primary way to invest in companies in certain countries. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

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To avoid such tax and interest, the funds intend to treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.
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Investing in Mortgage Entities

Special tax rules may apply to the funds` investments in entities which invest in or finance mortgage debt. Such investments include residual interests in Real Estate Mortgage Investment Conduits and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

Capital Stock (Maryland Corporations)

All funds except Capital Appreciation, Equity Income, GNMA, and New America Growth Funds, and California Tax-Free Income Trust and State Tax-Free Income Trust

All of the funds, other than those listed immediately above, are organized as Maryland corporations ("Corporations") or series thereof. The funds` Charters authorize the Boards to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds` Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

The series (and classes) set forth in the following table have been established by the Boards under the Articles of Incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations` shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series or class are enforceable against the assets associated with that series or class only. The Articles of Incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company, commonly known as a "mutual fund."
Maryland Corporations
T. Rowe Price Balanced Fund, Inc. (fund)
T. Rowe Price Blue Chip Growth Fund, Inc. (fund) T. Rowe Price Blue Chip Growth Fund—Advisor Class (class) T. Rowe Price Blue Chip Growth Fund—R Class (class)
T. Rowe Price Capital Opportunity Fund, Inc. (fund) T. Rowe Price Capital Opportunity Fund—Advisor Class (class) T. Rowe Price Capital Opportunity Fund—R Class (class)
T. Rowe Price Corporate Income Fund, Inc. (fund)
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (fund)
T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (fund)
T. Rowe Price Dividend Growth Fund, Inc. (fund) T. Rowe Price Dividend Growth Fund—Advisor Class (class)
T. Rowe Price Financial Services Fund, Inc. (fund)
T. Rowe Price Global Real Estate Fund, Inc. (fund) T. Rowe Price Global Real Estate Fund—Advisor Class (class)
T. Rowe Price Global Technology Fund, Inc. (fund)
T. Rowe Price Growth & Income Fund, Inc. (fund)
T. Rowe Price Growth Stock Fund, Inc. (fund) T. Rowe Price Growth Stock Fund—Advisor Class (class) T. Rowe Price Growth Stock Fund—R Class (class)
T. Rowe Price Health Sciences Fund, Inc. (fund)
T. Rowe Price High Yield Fund, Inc. (fund) T. Rowe Price High Yield Fund—Advisor Class (class)
T. Rowe Price Index Trust, Inc. (corporation)
 T. Rowe Price Equity Index 500 Fund (series)
 T. Rowe Price Extended Equity Market Index Fund (series)
 T. Rowe Price Total Equity Market Index Fund (series)

T. Rowe Price Inflation Protected Bond Fund, Inc. (fund)
T. Rowe Price Institutional Equity Funds, Inc. (corporation)
 T. Rowe Price Institutional Large-Cap Core Growth Fund (series)
 T. Rowe Price Institutional Large-Cap Growth Fund (series)
 T. Rowe Price Institutional Large-Cap Value Fund (series)
 T. Rowe Price Institutional Mid-Cap Equity Growth Fund (series)
 T. Rowe Price Institutional Small-Cap Stock Fund (series)
 T. Rowe Price Institutional U.S. Structured Research Fund (series)

T. Rowe Price Institutional Income Funds, Inc. (corporation)
 T. Rowe Price Institutional Core Plus Fund (series)
 T. Rowe Price Institutional Floating Rate Fund (series)
 T. Rowe Price Institutional High Yield Fund (series)

T. Rowe Price Institutional International Funds, Inc. (corporation)
 T. Rowe Price Institutional Africa & Middle East Fund (series) T. Rowe Price Institutional Emerging Markets Bond Fund (series)
 T. Rowe Price Institutional Emerging Markets Equity Fund (series)
 T. Rowe Price Institutional Foreign Equity Fund (series)
 T. Rowe Price Institutional Global Equity Fund (series)
 T. Rowe Price Institutional Global Large-Cap Equity Fund (series)
 T. Rowe Price Institutional International Bond Fund (series)

T. Rowe Price International Funds, Inc. (corporation)
 T. Rowe Price Africa & Middle East Fund (series)
 T. Rowe Price Emerging Europe & Mediterranean Fund (series)
 T. Rowe Price Emerging Markets Bond Fund (series)
 T. Rowe Price Emerging Markets Stock Fund (series)
 T. Rowe Price European Stock Fund (series)
 T. Rowe Price Global Infrastructure Fund (series)
 T. Rowe Price Global Infrastructure Fund—Advisor Class (class)
 T. Rowe Price Global Large-Cap Stock Fund (series)
 T. Rowe Price Global Large-Cap Stock Fund—Advisor Class (class)
 T. Rowe Price Global Stock Fund (series)
 T. Rowe Price Global Stock Fund—Advisor Class (class)
 T. Rowe Price International Bond Fund (series)
 T. Rowe Price International Bond Fund—Advisor Class (class)
 T. Rowe Price International Discovery Fund (series)
 T. Rowe Price International Growth & Income Fund (series)
 T. Rowe Price International Growth & Income Fund—Advisor Class (class)
 T. Rowe Price International Growth & Income Fund—R Class (class)
 T. Rowe Price International Stock Fund (series)
 T. Rowe Price International Stock Fund—Advisor Class (class)
 T. Rowe Price International Stock Fund—R Class (class)
 T. Rowe Price Japan Fund (series)
 T. Rowe Price Latin America Fund (series)
 T. Rowe Price New Asia Fund (series)
 T. Rowe Price Overseas Stock Fund (series)

T. Rowe Price International Index Fund, Inc. (corporation) T. Rowe Price International Equity Index Fund (series)
T. Rowe Price Media & Telecommunications Fund, Inc. (fund)
T. Rowe Price Mid-Cap Growth Fund, Inc. (fund) T. Rowe Price Mid-Cap Growth Fund—Advisor Class (class) T. Rowe Price Mid-Cap Growth Fund—R Class (class)
T. Rowe Price Mid-Cap Value Fund, Inc. (fund) T. Rowe Price Mid-Cap Value Fund—Advisor Class (class) T. Rowe Price Mid-Cap Value Fund—R Class (class)
T. Rowe Price New Era Fund, Inc. (fund)
T. Rowe Price New Horizons Fund, Inc. (fund)
T. Rowe Price New Income Fund, Inc. (fund) T. Rowe Price New Income Fund—Advisor Class (class) T. Rowe Price New Income Fund—R Class (class)
T. Rowe Price Personal Strategy Funds, Inc. (corporation)
 T. Rowe Price Personal Strategy Balanced Fund (series)
 T. Rowe Price Personal Strategy Growth Fund (series)
 T. Rowe Price Personal Strategy Income Fund (series)

T. Rowe Price Prime Reserve Fund, Inc. (fund)
T. Rowe Price Real Estate Fund, Inc. (fund) T. Rowe Price Real Estate Fund—Advisor Class (class)
T. Rowe Price Reserve Investment Funds, Inc. (corporation) T. Rowe Price Government Reserve Investment Fund (series) T. Rowe Price Reserve Investment Fund (series)
T. Rowe Price Retirement Funds, Inc. (corporation)
 T. Rowe Price Retirement 2005 Fund (series)
 T. Rowe Price Retirement 2005 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2005 Fund—R Class (class)
 T. Rowe Price Retirement 2010 Fund (series)
 T. Rowe Price Retirement 2010 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2010 Fund—R Class (class)
 T. Rowe Price Retirement 2015 Fund (series)
 T. Rowe Price Retirement 2015 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2015 Fund—R Class (class)
 T. Rowe Price Retirement 2020 Fund (series)
 T. Rowe Price Retirement 2020 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2020 Fund—R Class (class)
 T. Rowe Price Retirement 2025 Fund (series)
 T. Rowe Price Retirement 2025 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2025 Fund—R Class (class)
 T. Rowe Price Retirement 2030 Fund (series)
 T. Rowe Price Retirement 2030 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2030 Fund—R Class (class)
 T. Rowe Price Retirement 2035 Fund (series)
 T. Rowe Price Retirement 2035 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2035 Fund—R Class (class)
 T. Rowe Price Retirement 2040 Fund (series)
 T. Rowe Price Retirement 2040 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2040 Fund—R Class (class)
 T. Rowe Price Retirement 2045 Fund (series)
 T. Rowe Price Retirement 2045 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2045 Fund—R Class (class)
 T. Rowe Price Retirement 2050 Fund (series)
 T. Rowe Price Retirement 2050 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2050 Fund—R Class (class)
 T. Rowe Price Retirement 2055 Fund (series)
 T. Rowe Price Retirement 2055 Fund—Advisor Class (class)
 T. Rowe Price Retirement 2055 Fund—R Class (class)
 T. Rowe Price Retirement Income Fund (series)
 T. Rowe Price Retirement Income Fund—Advisor Class (class)
 T. Rowe Price Retirement Income Fund—R Class (class)

T. Rowe Price Science & Technology Fund, Inc. (fund) T. Rowe Price Science & Technology Fund—Advisor Class (class)
T. Rowe Price Short-Term Bond Fund, Inc. (fund) T. Rowe Price Short-Term Bond Fund—Advisor Class (class)
T. Rowe Price Short-Term Income Fund, Inc. (fund)
T. Rowe Price Small-Cap Stock Fund, Inc. (fund) T. Rowe Price Small-Cap Stock Fund—Advisor Class (class)
T. Rowe Price Small-Cap Value Fund, Inc. (fund) T. Rowe Price Small-Cap Value Fund—Advisor Class (class)
T. Rowe Price Spectrum Fund, Inc. (corporation) Spectrum Growth Fund (series) Spectrum Income Fund (series) Spectrum International Fund (series)
T. Rowe Price Strategic Income Fund, Inc. (fund) T. Rowe Price Strategic Income Fund—Advisor Class (class)
T. Rowe Price Summit Funds, Inc. (corporation) T. Rowe Price Summit Cash Reserves Fund (series) T. Rowe Price Summit GNMA Fund (series)
T. Rowe Price Summit Municipal Funds, Inc. (corporation)
 T. Rowe Price Summit Municipal Money Market Fund (series)
 T. Rowe Price Summit Municipal Intermediate Fund (series)
 T. Rowe Price Summit Municipal Income Fund (series)

T. Rowe Price Tax-Efficient Funds, Inc. (corporation) T. Rowe Price Tax-Efficient Equity Fund (series)
T. Rowe Price Tax-Exempt Money Fund, Inc. (fund)
T. Rowe Price Tax-Free High Yield Fund, Inc. (fund)
T. Rowe Price Tax-Free Income Fund, Inc. (fund) T. Rowe Price Tax-Free Income Fund—Advisor Class (class)
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (fund)
T. Rowe Price U.S. Bond Index Fund, Inc. (fund)
T. Rowe Price U.S. Large-Cap Core Fund, Inc. (fund) T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class (class)
T. Rowe Price U.S. Treasury Funds, Inc. (corporation) U.S. Treasury Intermediate Fund (series) U.S. Treasury Long-Term Fund (series) U.S. Treasury Money Fund (series)
T. Rowe Price Value Fund, Inc. (fund) T. Rowe Price Value Fund—Advisor Class (class)
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Balanced Fund

On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

Media & Telecommunications Fund

On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

Small-Cap Stock Fund

Effective May 1, 1997, the fund`s name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

Equity Index 500 Fund

Effective January 30, 1998, the fund`s name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

Organization of the Funds (Massachusetts Business Trusts)

Capital Appreciation, Equity Income, GNMA, and New America Growth Funds, and California Tax-Free Income Trust and State Tax-Free Income Trust

For tax and business reasons, these funds were organized as Massachusetts business trusts ("Trusts"). Each fund is registered with the SEC under the 1940 Act as an open-end management investment company, commonly known as a "mutual fund."

The Declaration of Trust permits the Boards to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Boards may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the funds. In the event of the liquidation of the funds, each share is entitled to a pro-rata share of the net assets of the funds.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders` meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the funds may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trusts, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trusts.

Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of their assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trusts, or (ii) upon liquidation and distribution of the assets of the Trusts, if approved by the vote of the holders of a majority of the outstanding shares of the Trusts. If not so terminated, the Trusts will continue indefinitely.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or trustees. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the funds, the shareholders of the funds paying such liability will be entitled to reimbursement from the general assets of the funds. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such funds.

The series and classes set forth in the following table have been established by the Boards under the Declaration of Trust of the indicated trusts.
Massachusetts Business Trusts
T. Rowe Price California Tax-Free Income Trust (trust) California Tax-Free Bond Fund (series) California Tax-Free Money Fund (series)
T. Rowe Price Capital Appreciation Fund (fund) T. Rowe Price Capital Appreciation Fund—Advisor Class (class)
T. Rowe Price Equity Income Fund (fund) T. Rowe Price Equity Income Fund—Advisor Class (class) T. Rowe Price Equity Income Fund—R Class (class)
T. Rowe Price GNMA Fund (fund)
T. Rowe Price New America Growth Fund (fund) T. Rowe Price New America Growth Fund—Advisor Class (class)
T. Rowe Price State Tax-Free Income Trust (trust)
 Georgia Tax-Free Bond Fund (series)
 Maryland Short-Term Tax-Free Bond Fund (series)
 Maryland Tax-Free Bond Fund (series)
 Maryland Tax-Free Money Fund (series)
 New Jersey Tax-Free Bond Fund (series)
 New York Tax-Free Bond Fund (series)
 New York Tax-Free Money Fund (series)
 Virginia Tax-Free Bond Fund (series)

Proxy Voting — Process and Policies

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company`s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm`s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm`s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee`s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price`s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price`s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price`s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

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One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company`s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company`s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management`s with respect to the company`s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders, to align the interests of management with those of shareholders, and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company`s disclosures, its board`s recommendations, a company`s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals` views, in making voting decisions.
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T. Rowe Price Voting Policies
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Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:
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Election of Directors
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T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards` accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.
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Executive Compensation

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Our goal is to assure that a company`s equity-based compensation plan is aligned with shareholders` long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives` and shareholders` incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company`s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company`s business. For companies with particularly egregious pay practices, we may vote against compensation committee members. Finally, we vote in favor of proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company`s executive compensation practices ("Say-on-Pay" proposals) a majority of the time.
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Mergers and Acquisitions

T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders` current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company`s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company`s management on social, environmental, and corporate responsibility issues unless they have substantial investment implications for the company`s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company`s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients` proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager`s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company`s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price`s Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Index, Retirement, and Spectrum Funds

Voting of T. Rowe Price Group, Inc., common stock (sym: TROW) by certain T. Rowe Price index funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. The Retirement and Spectrum Funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Retirement and Spectrum Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as "echo voting" and is designed to avoid any potential for a conflict of interest. This same process would be followed with respect to any T. Rowe Price funds owning shares in other T. Rowe Price funds.

T. Rowe Price Proxy Vote Disclosure

T. Rowe Price funds make broad disclosure of their proxy votes on troweprice.com and on the SEC`s Internet site at http://www.sec.gov. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

Federal Registration of Shares

The funds` shares (except for TRP Government Reserve Investment and TRP Reserve Investment Funds) are registered for sale under the 1933 Act. Registration of the funds` shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

Legal Counsel

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

Ratings of Commercial Paper

Moody`s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor`s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch Ratings F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody`s Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody`s. Among the factors considered by Moody`s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer`s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer`s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

Standard & Poor`s Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer`s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer`s commercial paper is rated A1, A2, or A3.

Fitch Ratings Fitch 1—Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Ratings of Corporate and Municipal Debt Securities

Moody`s Investors Service, Inc.

Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."

Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

Standard & Poor`s Corporation

AAA—This is the highest rating assigned by Standard & Poor`s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—In default.

Fitch Ratings

AAA—High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor`s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor`s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

Ratings of Municipal Notes and Variable Rate Securities

Moody`s Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. SG adequate quality, but there is specific risk.

Standard & Poor`s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch Ratings F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

INDEX

	Page		Page

Capital Stock	228	Organization of the Funds	234
Code of Ethics	220	Other Shareholder Services	128
Custodian	219	Part I	6
Derivatives	196	Part II	164
Disclosure of Fund Portfolio Information	220	Portfolio Management Practices	212
Distributor for the Funds	132	Portfolio Securities	180
Dividends and Distributions	225	Portfolio Transactions	136
Federal Registration of Shares	238	Pricing of Securities	222
Independent Registered Public Accounting Firm	163	Principal Holders of Securities	77
In-Kind Redemptions and Purchases	225	Proxy Voting — Process and Policies	235
Investment Management Agreements	111	Ratings of Commercial Paper	238
Investment Objectives and Policies	164	Ratings of Corporate and Municipal Debt Securities	239
Investment Restrictions	214	Ratings of Municipal Notes and Variable Rate Securities	240
Legal Counsel	238	Risk Factors	164
Management of the Funds	12	Tax Status	225
Net Asset Value Per Share	224

PART C
OTHER INFORMATION

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Item 28. Exhibits
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(a)(1)Articles of Restatement of T. Rowe Price International Funds, Inc., dated August 6, 2001 (electronically filed with Amendment No. 70 dated February 27, 2004)

(a)(2)Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price International Stock Fund—R Class, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund—R Class, dated September 5, 2002 (electronically filed with Amendment No. 67 dated February 28, 2003)

(a)(3)Articles Supplementary of T. Rowe Price International Funds, Inc., dated May 11, 2004 (electronically filed with Amendment No. 89 dated February 25, 2005)

(a)(4)Articles Supplementary of T. Rowe Price International Funds, Inc., dated February 7, 2006 (electronically filed with Amendment No. 92 dated February 27, 2006)

(a)(5)Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 dated December 27, 2006)

(a)(6)Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 dated June 15, 2007)

(a)(7)Articles Supplementary of T. Rowe Price International Funds, Inc., dated July 24, 2007 (electronically filed with Amendment No. 86 dated February 28, 2008)

(a)(8)Articles Supplementary of T. Rowe Price International Funds, Inc., dated February 6, 2008 (electronically filed with Amendment No. 87 dated April 25, 2008)

(a)(9)Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated July 24, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(a)(10)Certificate of Correction of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated September 16, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

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(a)(11)Articles Supplementary of T. Rowe Price International Funds, Inc., on behalf of T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class, dated October 28, 2009 (electronically filed with Amendment No. 94 dated January 22, 2010)
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(b)By-Laws of Registrant, as amended May 1, 1991, September 30, 1993, July 21, 1999, February 5, 2003, April 21, 2004, February 8, 2005, and July 22, 2008 (electronically filed with Amendment No. 90 dated February 26, 2009)

(c)See Article FIFTH, Capital Stock, paragraphs (B)-(E) of the Articles of Restatement, (electronically filed with Amendment No. 70); and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, of the Bylaws (electronically filed with Amendment No. 89)

(d)(1)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(2)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(3)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(4)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(5)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(6)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(7)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (electronically filed with Amendment No. 41 dated December 16, 1993)

(d)(8)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

(d)(9)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(d)(10)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Stock Fund, dated November 1, 1995 (electronically filed with Amendment No. 51 dated December 20, 1995)

(d)(11)Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated November 4, 1998 (electronically filed with Amendment No. 56 dated November 19, 1998)

(d)(12)Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated April 19, 2000 (electronically filed with Amendment No. 62 dated April 28, 2000)

(d)(13)Investment Subadvisory Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited, on behalf of T. Rowe Price International Discovery and T. Rowe Price Japan Funds, dated May 15, 2003 (electronically filed with Amendment No. 69 dated June 30, 2003)

(d)(14)Amended Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated August 1, 2004 (electronically filed with Amendment No. 89 dated February 25, 2005)

(d)(15)Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 dated December 21, 2006)

(d)(16)Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 dated June 15, 2007)

(d)(17)Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated July 22, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(d)(18)Investment Management Sub-Delegation Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price International Discovery and T. Rowe Price Japan Funds, dated June 15, 2009 (electronically filed with Amendment No. 93 dated December 11, 2009)

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(d)(19)Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated October 20, 2009 (electronically filed with Amendment No. 94 dated January 22, 2010)
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(e)Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)
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(f)Inapplicable

(g)Custody Agreements

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(g)(1)Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, and October 20, 2009
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(g)(2)Global Custody Agreement between The Chase Manhattan Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, and December 16, 2009

(h)Other Agreements

(h)(1)Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2009, as amended March 19, 2009, April 22, 2009, August 28, 2009, and October 20, 2009

(h)(2)Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2009, as amended March 19, 2009 and April 22, 2009, August 28, 2009, and October 20, 2009

(h)(3)Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2009, as amended April 22, 2009 and October 20, 2009

(i)Inapplicable

(j)Other Opinions

(j)(1)Consent of Independent Registered Public Accounting Firm

(j)(2)Opinion of Counsel

(j)(3)Power of Attorney

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(k)Inapplicable

(l)Inapplicable

(m)(1)Rule 12b-1 Plan for T. Rowe Price International Stock Fund—Advisor Class dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(2)Rule 12b-1 Plan for T. Rowe Price International Bond Fund—Advisor Class dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(3)Rule 12b-1 Plan for T. Rowe Price International Stock Fund—R Class dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(4)Rule 12b-1 Plan for T. Rowe Price International Growth & Income Fund—Advisor Class dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(5)Rule 12b-1 Plan for T. Rowe Price International Growth & Income Fund—R Class dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(6)Rule 12b-1 Plan for T. Rowe Price Global Stock Fund—Advisor Class dated April 28, 2006 (electronically filed with Amendment No. 75 dated February 27, 2006)

(m)(7)Rule 12b-1 Plan for T. Rowe Price Global Large-Cap Stock Fund—Advisor Class dated October 27, 2008 (electronically filed with Amendment No. 88 dated August 7, 2008)

(m)(8)Rule 12b-1 Plan for T. Rowe Price Global Infrastructure Fund—Advisor Class dated January 27, 2010 (electronically filed with Amendment No. 92 dated November 12, 2009)

(m)(8)Form of Selling Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 60 dated March 27, 2000)

(n)(1)Rule 18f-3 Plan for T. Rowe Price International Stock Fund—Advisor Class dated February 9, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(n)(2)Rule 18f-3 Plan for T. Rowe Price International Bond Fund—Advisor Class dated February 9, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(n)(3)Rule 18f-3 Plan for T. Rowe Price International Stock Fund—R Class dated July 24, 2002 (electronically filed with Amendment No. 66 dated September 3, 2002)

(n)(4)Rule 18f-3 Plan for T. Rowe Price International Growth & Income Fund—Advisor Class and R Class dated July 24, 2002 (electronically filed with Amendment No. 66 dated September 3, 2002)

(n)(5)Rule 18f-3 Plan for T. Rowe Price Global Stock Fund—Advisor Class dated April 28, 2006 (electronically filed with Amendment No. 75 dated February 27, 2006)

(n)(6)Rule 18f-3 Plan for T. Rowe Price Global Large-Cap Stock Fund—Advisor Class dated October 27, 2008 (electronically filed with Amendment No. 88 dated August 7, 2008)

(n)(7)Rule 18f-3 Plan for T. Rowe Price Global Infrastructure Fund—Advisor Class dated January 27, 2010 (electronically filed with Amendment No. 92 dated November 12, 2009)

(p)Code of Ethics and Conduct, dated March 13, 2009

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Item 29. Persons Controlled by or Under Common Control With Registrant
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None

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Item 30. Indemnification
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The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. ("Manager"), and its subsidiaries and affiliates as listed in Item 26 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant`s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys` fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation`s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a)there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b)in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

(i)the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

(ii)an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)the Indemnitee provides a security for his undertaking; or

(b)the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c)there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

(i)a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

(ii)an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31. Business and Other Connections of Investment Manager
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T. Rowe Price Group, Inc. ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. ("Price Associates"), a wholly owned subsidiary of Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel clients and serving as adviser and subadviser to registered investment companies, and provides investment advice to T. Rowe Price Trust Company, trustee of several Maryland-registered domestic common trust funds. Price Associates is registered as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank ("Savings Bank"), a wholly owned subsidiary of Price Associates, was incorporated in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

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T. Rowe Price International, Inc. ("T. Rowe Price International"), a Maryland corporation, is a wholly owned subsidiary of T. Rowe Price Associates, Inc. T. Rowe Price International was incorporated in Maryland in 1979 and provides investment counsel service with respect to foreign securities for institutional investors. T. Rowe Price International also sponsors and serves as adviser and subadviser to U.S. and foreign registered investment companies which invest in foreign securities, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund. T. Rowe Price International, which has offices in London, Baltimore, and other global locations, is an SEC registered investment adviser under the Investment Advisers Act of 1940, and is also registered with the Financial Services Authority ("FSA") in the United Kingdom, the Monetary Authority of Singapore ("MAS"), and the Securities and Futures Commission of Hong Kong ("SFC").
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T. Rowe Price Global Investment Services Limited ("Global Investment Services"), is a U.K. corporation, organized in 2000 and a wholly owned subsidiary of Group. Global Investment Services is a registered investment adviser with the FSA, the Kanto Local Finance Bureau ("KLFB") and FSA in Japan, and with the SEC under the Investment Advisers Act of 1940. Global Investment Services is also licensed as a financial services provider by the South African Financial Services Board. Global Investment Services is an investment manager, with primary responsibility for marketing and client servicing for non-U.S. clients. Global Investment Services may delegate investment management responsibilities to Price Associates or T. Rowe Price International. Global Investment Services also acts as sponsor, investment manager, and primary distributor of the TRP Funds SICAV. Global Investment Services also provides investment management services to Japanese investment trusts and other investment products for sale to investors in Japan pursuant to one or more delegation agreements entered into between Daiwa SB Investments, Ltd. and Global Investment Services, or non-U.S. registered collective investment schemes and Global Investment Services. Global Investment Services is headquartered in London, and has several other global locations.

T. Rowe Price Global Asset Management Limited ("Global Asset Management"), is a U.K. corporation and a wholly owned subsidiary of Group. Global Asset Management was formerly registered as an investment adviser with the U.K. FSA and with the SEC under the Investment Advisers Act of 1940.

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T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates and T. Rowe Price International serve as sponsor and investment adviser (the "Price Funds"). Investment Services also serves as distributor for any proprietary variable annuity products and section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Marylandchartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. ("TRP Canada"), a wholly owned subsidiary of Price Associates, is a Maryland corporation organized in 1988. TRP Canada is registered with the Ontario Securities Commission, as a non-Canadian Advisor, in the categories of Investment Counsel and Portfolio Manager, to provide advisory services to individual and institutional clients residing in Canada. TRP Canada is also registered with the Manitoba Securities Commission as an Investment Counsel (International Adviser) and with the British Columbia Securities Commission as a Portfolio Manager and Investment Counsel (Securities) and with the SEC as a registered investment adviser under the Investment Advisers Act of 1940. TRP Canada is also registered with the Alberta, Nova Scotia, and New Brunswick Securities Commissions, as well as the Saskatchewan Financial Services Commission, to provide advisory services to institutional clients residing in Canada.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. ("TRP Suburban"), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc., a wholly owned subsidiary of Price Associates, was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., ("Advisory Services"), a wholly owned subsidiary of Group, was incorporated in Maryland in 2000. Advisory Services is registered as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of certain Luxembourg FCPs, and is charged with the administration and management of the funds. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group, Inc.

Listed below are the directors and executive officers of Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group, Inc. Mr. Brady is the Managing Director of MidAtlantic of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen

Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady`s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group, Inc. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus` address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group, Inc. Mr. Hebb is the chairman of ABS Capital Partners. Mr. Hebb`s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Dr. Alfred Sommer, Director of T. Rowe Price Group, Inc. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer`s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group, Inc. Mr. Taylor is president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust, and a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. He also serves on the National Board of the National Association of Industrial & Office Properties, and is past President of its Maryland chapter. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor`s address is 6711 Columbia Gateway Drive, Suite 300, Columbia, Maryland 21046.

Anne Marie Whittemore, Director of T. Rowe Price Group, Inc. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore`s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of Group and/or the investment managers (Price Associates, T. Rowe Price International, Global Investment Services, or Global Asset Management):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Global Investment Services Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SARL	Director
	T. Rowe Price International, Inc.	Chief Executive Officer Director President
Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President
	T. Rowe Price Associates, Inc.	Director Vice President
	T. Rowe Price (Canada), Inc.	Director President
	T. Rowe Price Global Asset Management Limited	Chairman of the Board Director
	T. Rowe Price Global Investment Services Limited	Chairman of the Board Director
	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President
	T. Rowe Price Insurance Agency, Inc.	Director President
	T. Rowe Price International, Inc.	Director
	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President
	T. Rowe Price (Luxembourg) Management SARL	Director
	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director
	T. Rowe Price Savings Bank	Chairman of the Board Director
	T. Rowe Price Services, Inc.	Chairman of the Board Director
	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President
Jeremy M. Fisher	T. Rowe Price Global Asset Management Limited	Chief Compliance Officer Vice President
	T. Rowe Price Global Investment Services Limited	Chief Compliance Officer Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International, Inc.	Chief Compliance Officer Vice President
John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer
	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President
	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President
	T. Rowe Price Global Asset Management Limited	Director
	T. Rowe Price Global Investment Services Limited	Director
	T. Rowe Price Group, Inc.	Chief Executive Officer Director President
	T. Rowe Price International, Inc.	Director
Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer
	TRP Colorado Springs, LLC.	President
	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	Director President
	TRP Suburban Second, Inc.	Director President
Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President
	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President
	T. Rowe Price Trust Company	Vice President
R. Todd Ruppert	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Global Asset Management Limited	Chief Executive Officer Director President
	T. Rowe Price Global Investment Services Limited	Chief Executive Officer Director President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SARL	Director
	T. Rowe Price Retirement Plan Services, Inc.	Vice President
	T. Rowe Price Trust Company	Vice President
	TRPH Corporation	Director President
	T. Rowe Price (Canada), Inc.	Vice President
William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also "Management of the Funds," in Registrant`s Statement of Additional Information.

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Item 32. Principal Underwriters
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(a)The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the T. Rowe Price family of mutual funds, including the following investment companies:
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price California Tax-Free Income Trust
T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Opportunity Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Income Fund
T. Rowe Price Equity Series, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Global Real Estate Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price GNMA Fund
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Index Trust, Inc.
T. Rowe Price Inflation Protected Bond Fund, Inc.
T. Rowe Price Institutional Equity Funds, Inc.
T. Rowe Price Institutional Income Funds, Inc.
T. Rowe Price Institutional International Funds, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price International Index Fund, Inc.
T. Rowe Price International Series, Inc.
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price New America Growth Fund
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price Personal Strategy Funds, Inc.
T. Rowe Price Prime Reserve Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Reserve Investment Funds, Inc.
T. Rowe Price Retirement Funds, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Short-Term Income Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Spectrum Fund, Inc.
T. Rowe Price State Tax-Free Income Trust
T. Rowe Price Strategic Income Fund, Inc.
T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price U.S. Bond Index Fund, Inc.
T. Rowe Price U.S. Large-Cap Core Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc.
T. Rowe Price Value Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b)The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.
Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Edward C. Bernard	Chairman of the Board, Director, and President	Chairman of the Board
David Oestreicher	Director and Vice President	Vice President
Wayne D. O`Melia	Director and Vice President	None
Sarah McCafferty	Compliance Officer and Vice President	None
Lorraine J. Andrews	Vice President	None
Jerrold Appelbaum	Vice President	None
Steven J. Banks	Vice President	None
Renee Q. Boyd	Vice President	None
Darrell N. Braman	Vice President	None
Martin P. Brown	Vice President	None
Margo B. Bryant	Vice President	None
Sheila P. Callahan	Vice President	None
Meredith C. Callanan	Vice President	None
Christine M. Carolan	Vice President	None
Laura H. Chasney	Vice President	None
Renee M. Christoff	Vice President	None
Dominick A. Cipolla	Vice President	None
Jerome A. Clark	Vice President	None
Todd M. Cleary	Vice President	None
Joseph A. Crumbling	Vice President	None
Peter A. DeLibro	Vice President	None
Lauren D. DeLuca	Vice President	None
Timothy S. Dignan	Vice President	None
Edward L. Dunn, Jr.	Vice President	None
LeSales S. Dunworth	Vice President	None
Dennis J. Elliott	Vice President	None
James P. Erceg	Vice President	None
Christine S. Fahlund	Vice President	None
Amy M. Frederick	Vice President	None
John A. Galateria	Vice President	None
Thomas A. Gannon	Vice President	None
John R. Gilner	Vice President	Chief Compliance Officer
Leah B. Greenstein	Vice President	None
Brian L. Habas	Vice President	None
John Halaby	Vice President	None
Douglas E. Harrison	Vice President	None
Kristen L. Heerema	Vice President	None
Keller L. Hoak	Vice President	None
Christopher J. Huffman	Vice President	None
Karen J. Igler	Vice President	None
Thomas E. Kazmierczak, Jr.	Vice President	None
Brent F. Korte	Vice President	None
Steven A. Larson	Vice President	None
Gina M. Lea	Vice President	None
Jodi Ann Lopiano	Vice President	None
Kimberly W. Madore	Vice President	None
Ryan D. Matherly	Vice President	None
Mark J. Mitchell	Vice President	None
Thomas R. Morelli	Vice President	None
Dana P. Morgan	Vice President	None
Paul Musante	Vice President	None
Steven E. Norwitz	Vice President	None
Edmund M. Notzon III	Vice President	None
Michele Pacitto	Vice President	None
Kristine A. Paden	Vice President	None
Glenn A. Pendleton	Vice President	None
David B. Petty	Vice President	None
Fran M. Pollack-Matz	Vice President	None
Brian R. Poole	Vice President	None
Naomi S. Proshan	Vice President	None
Kenna E. Quereau	Vice President	None
Seamus A. Ray	Vice President	None
Michael D. Regulski	Vice President	None
Suzanne J. Ricklin	Vice President	None
George D. Riedel	Vice President	None
R. Todd Ruppert	Vice President	None
Ann R. Schultz	Vice President	None
Kristin E. Seeberger	Vice President	None
Deborah D. Seidel	Vice President	None
John W. Seufert	Vice President	None
Kevin C. Shea	Vice President	None
Scott L. Sherman	Vice President	None
Thomas L. Siedell	Vice President	None
Donna B. Singer	Vice President	None
Carole Hofmeister Smith	Vice President	None
Sandra L. Stinson	Vice President	None
Scott Such	Vice President	None
John M. Townsend	Vice President	None
Jerome Tuccille	Vice President	None
Judith B. Ward	Vice President	None
Regina M. Watson	Vice President	None
William R. Weker, Jr.	Vice President	None
Lois A. Welsh	Vice President	None
Teresa F. Whitaker	Vice President	None
Natalie C. Widdowson	Vice President	None
James Zurad	Vice President	None
Barbara A. O`Connor	Treasurer and Vice President	None
Barbara A. Van Horn	Secretary	None
Megan R. Abbruzzese	Assistant Vice President	None
Kristen L. Alliger	Assistant Vice President	None
Megan A. Anderson	Assistant Vice President	None
Megan L. Anderson	Assistant Vice President	None
Cheryl L. Armitage	Assistant Vice President	None
Kerrie L. Bailey	Assistant Vice President	None
Benjamin S. Ballard	Assistant Vice President	None
Carl P. Beernink	Assistant Vice President	None
Cheri M. Belski	Assistant Vice President	None
Catherine L. Berkenkemper	Assistant Vice President	None
Timothy P. Boia	Assistant Vice President	None
Jonathan C. Boldebuck	Assistant Vice President	None
David C. Burbank	Assistant Vice President	None
Michael A. Capella	Assistant Vice President	None
Danielle M. Chaisson	Assistant Vice President	None
Cynthia M. Ciangio	Assistant Vice President	None
Basil Clarke	Assistant Vice President	None
Michael R. Cotter	Assistant Vice President	None
Colleen S. Councell	Assistant Vice President	None
Kellie L. Cummings	Assistant Vice President	None
Susan M. D`Angelo	Assistant Vice President	None
Terrence L. Davis	Assistant Vice President	None
Heather S. Dondis	Assistant Vice President	None
William P. Duffy	Assistant Vice President	None
Jean M. Dunn	Assistant Vice President	None
Cheryl L. Emory	Assistant Vice President	None
Richard A. Fernandez	Assistant Vice President	None
Andrew Fluet	Assistant Vice President	None
Kerry L. Fox	Assistant Vice President	None
Dixie M. Frank	Assistant Vice President	None
Katherine M. Gavin	Assistant Vice President	None
David M. Gonzalez	Assistant Vice President	None
Jason L. Gounaris	Assistant Vice President	None
Alan P. Graff	Assistant Vice President	None
Shannon J. Greene	Assistant Vice President	None
Stephen Y. Greene	Assistant Vice President	None
Seth Gusman	Assistant Vice President	None
Zane M. Hall	Assistant Vice President	None
Merrill H. Harrison	Assistant Vice President	None
Philip E. Hauser	Assistant Vice President	None
Charlie J. Heinzer	Assistant Vice President	None
Todd A. Hoot	Assistant Vice President	None
Shawn M. Isaacson	Assistant Vice President	None
Andrew G. Jacobs Van Merlen	Assistant Vice President	None
Daniel M. Jarrett	Assistant Vice President	None
Christopher D. Johnson	Assistant Vice President	None
Jonathan Keeler	Assistant Vice President	None
David Kepner	Assistant Vice President	None
Anne Kim	Assistant Vice President	None
Suzanne M. Knoll	Assistant Vice President	None
Michael J. Kubik	Assistant Vice President	None
Andrew V. Kyle	Assistant Vice President	None
Douglas C. Lambert	Assistant Vice President	None
Mary Beth Lange	Assistant Vice President	None
Paula V. Lattanzi	Assistant Vice President	None
Patricia B. Lippert	Assistant Vice President	Secretary
Mary Heather Roosevelt Long	Assistant Vice President	None
Amy B. Murphy	Assistant Vice President	None
Timothy C. Murray	Assistant Vice President	None
Mary J. Namian	Assistant Vice President	None
James C. Neubauer	Assistant Vice President	None
Dave J. Notarangelo	Assistant Vice President	None
Dennis J. O`Connell	Assistant Vice President	None
JeanneMarie B. Patella	Assistant Vice President	None
Beth C. Plotkins	Assistant Vice President	None
Danielle Plumb	Assistant Vice President	None
Ann M. Powers	Assistant Vice President	None
Valdra C. Pufpaff	Assistant Vice President	None
Shawn D. Reagan	Assistant Vice President	None
Diana N. Reck	Assistant Vice President	None
Sean P. Rentch	Assistant Vice President	None
Bart A. Riccardi	Assistant Vice President	None
Stuart L. Ritter	Assistant Vice President	None
Talmadge C. Rose	Assistant Vice President	None
David A. Ross	Assistant Vice President	None
Brooke A. Sank	Assistant Vice President	None
Jason M. Scarborough	Assistant Vice President	None
Natalie C. Seal	Assistant Vice President	None
Rania B. Selfani	Assistant Vice President	None
Jae M. Shin	Assistant Vice President	None
George S. Shirk III	Assistant Vice President	None
Danielle Nicholson Smith	Assistant Vice President	None
Ian M. Smith	Assistant Vice President	None
Craig J. St. Thomas	Assistant Vice President	None
John A. Stranovsky	Assistant Vice President	None
Brian Sullam	Assistant Vice President	None
Brent W. Warner	Assistant Vice President	None
Mary G. Williams	Assistant Vice President	None
David F. Wirth	Assistant Vice President	None
Beverly Wisbar	Assistant Vice President	None
Barrett Wragg	Assistant Vice President	None
Lea B. Wray	Assistant Vice President	None
Joan E. Flister	Assistant Secretary	None

(c)Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

Custody of Registrant`s portfolio securities which are purchased outside the United States is maintained by JPMorgan Chase Bank, London, in its foreign branches, with other banks or foreign depositories. JPMorgan Chase Bank, London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

Item 34. Management Services

Registrant is not a party to any managementrelated service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 35. Undertakings

(a)Not applicable

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this February 25, 2010.

T. Rowe Price International Funds, Inc.

/s/Edward C. Bernard
By:Edward C. Bernard
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/Edward C. Bernard Edward C. Bernard	Chairman of the Board (Chief Executive Officer)	February 25, 2010
/s/Gregory K. Hinkle Gregory K. Hinkle	Treasurer (Chief Financial Officer)	February 25, 2010
* William R. Brody	Director	February 25, 2010
* Jeremiah E. Casey	Director	February 25, 2010
* Anthony W. Deering	Director	February 25, 2010
* Donald W. Dick, Jr.	Director	February 25, 2010
* Karen N. Horn	Director	February 25, 2010
* Theo C. Rodgers	Director	February 25, 2010
/s/Brian C. Rogers Brian C. Rogers	Director	February 25, 2010
* John G. Schreiber	Director	February 25, 2010
* Mark R. Tercek	Director	February 25, 2010
*/s/David Oestreicher David Oestreicher	Vice President and AttorneyInFact	February 25, 2010